AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 17, 2025

FILE NO. 333-193535

FILE NO. 811-22726

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

PRE-EFFECTIVE AMENDMENT NO.               ☐

POST-EFFECTIVE AMENDMENT NO. 21        ☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 137

FORETHOUGHT LIFE INSURANCE COMPANY

SEPARATE ACCOUNT A

(Exact Name of Registrant)

FORETHOUGHT LIFE INSURANCE COMPANY

(Name of Depositor)

10 WEST MARKET STREET, SUITE 2300 INDIANAPOLIS, IN 46204

(Address of Depositor's Principal Offices)

860-325-1538

(Depositor's Telephone Number, Including Area Code)

SARAH M. PATTERSON

FORETHOUGHT LIFE INSURANCE COMPANY

ONE FINANCIAL PLAZA, 755 MAIN STREET,

24TH FLOOR, HARTFORD, CT 06103

(Name and Address of Agent for Service)

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THE REGISTRATION STATEMENT.

It is proposed that this filing will become effective:

☐ immediately upon filing pursuant to paragraph (b) of Rule 485

☒ on May 1, 2025, pursuant to paragraph (b) of Rule 485

☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐ on (date), pursuant to paragraph (a)(1) of Rule 485

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Part A

FORERETIREMENT II VARIABLE ANNUITY

FORETHOUGHT LIFE INSURANCE COMPANY

SEPARATE ACCOUNT A (EST. 06/05/12)

10 WEST MARKET STREET, SUITE 2300

INDIANAPOLIS, IN 46204

1-866-645-2449

www.globalatlantic.com

This prospectus describes information you should know before you purchase ForeRetirement II Variable Annuity. The prospectus describes a contract between each Owner and joint Owner ("you") and Forethought Life Insurance Company ("Company," "us," "we" or "our"). This is an individual, deferred, flexible-premium variable annuity. You may own this annuity on a single or joint basis.

This variable annuity allows you to allocate your Premium Payment(s) among the Fund options that are available for investment under the Contract. You may also allocate all or any portion of your Premium Payment(s) to the Fixed Account. The Fixed Account is not available for every Contract share class. All material Contract variations are noted in applicable sections of this prospectus. State variations can be found in Section 12.a. State Variations.

This prospectus refers to the following Contract share classes:

✓  B Share

✓  C Share

✓  L Share

The Contract share class will be selected on your application and identified in your Contract. Not every Contract share class or optional rider may be available through your broker-dealer or in your state. Other available Contract share classes offered through select broker-dealers are not described in this prospectus and may be subject to different charges.

Please read this prospectus carefully before investing and keep it for your records and for future reference.

The Securities and Exchange Commission (the "SEC") doesn't approve or disapprove these securities or determine if the information in this prospectus is truthful or complete. Anyone who represents that the SEC does these things is guilty of a criminal offense.

Additional information about certain investment products, including variable annuities, has been prepared by the SEC's staff and is available at Investor.gov.

This variable annuity may not be suitable for everyone. This variable annuity may not be appropriate for people who do not have a long investment time horizon and is not appropriate for people who intend to engage in market timing. You will get no additional tax deferral from this variable annuity if you are investing through a tax-advantaged retirement plan (such as a 401(k) plan or Individual Retirement Account ("IRA")). This prospectus is not intended to provide tax, accounting or legal advice.

We are not an investment adviser nor are we registered as such with the SEC or any state securities regulatory authority. We are not acting in any fiduciary capacity with respect to your investment. This information does not constitute personalized investment advice or financial planning advice.

NOT INSURED BY FDIC OR ANY
FEDERAL GOVERNMENT AGENCY

MAY LOSE
VALUE

NOT A DEPOSIT OF OR GUARANTEED BY
ANY BANK OR ANY BANK AFFILIATE

PROSPECTUS DATED: MAY 1, 2025

1. Glossary of Terms

Except as provided elsewhere in this prospectus, the following capitalized terms shall have the meaning ascribed below:

Account: Any of the Sub-Accounts or the Fixed Accounts.

Accumulation Units: If you allocate your Premium Payment to any of the Sub-Accounts, we will convert Premium Payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate Contract Value prior to Annuitization.

Accumulation Unit Value: The daily price of Accumulation Units on any Valuation Day.

Allowable Withdrawals: The annual amount available per Contract Year as a Partial Withdrawal under the Legacy Lock II optional rider that will not reduce the Enhanced Return of Premium component of that rider.

Anniversary Withdrawal Base: The value on any Contract Anniversary during the Deferral Bonus Period used to determine if a reset to the Withdrawal Base will occur, if you have elected Daily 6 under the Daily Step Up Withdrawal Benefit.

Annual Maintenance Fee: An annual charge deducted on a Contract Anniversary or upon full Surrender.

Annuitant: The person on whose life Annuity Payouts are based.

Annuity Calculation Date: The date we calculate the first Annuity Payout.

Annuity Commencement Date: The first day of the first period for which a distribution is received as an Annuity Payout under the Contract.

Annuity Payout: The money we pay out after the Annuity Commencement Date for the duration and frequency you select.

Annuity Payout Option: Any of the options available for payout after the Annuity Commencement Date, the death of the Owner or Annuitant.

Annuity Service Center: Correspondence, service or transaction requests, and inquiries to P.O. Box 758507 Topeka, Kansas, 66675-8507 or via fax 785-286-6104. Please note: Premium payments must be sent to P.O. Box 758502, Topeka, Kansas, 66675-8502. The overnight mailing address is Mail Zone 507, 5801 SW 6th Avenue, Topeka, Kansas 66636 and should only be used for mail delivered via a courier.

Base Return of Premium: Premium Payments adjusted for Partial Withdrawals. In the case of an optional rider elected after the Contract is issued, Base Return of Premium equals Contract Value on the rider effective date, plus subsequent Premium Payments, adjusted for Partial Withdrawals.

Beneficiary: The person(s) entitled to receive benefits pursuant to the terms of the Contract upon the death of any Owner.

Code: The Internal Revenue Code of 1986, as amended.

Commuted Value: The present value of any Annuity Payout due and payable during guaranteed Annuity Payouts. This amount is calculated using the applicable discount rate determined by us for applicable fixed dollar amount Annuity Payouts.

Company (we, us, our): Unless otherwise specified, any reference to "Company" and "we," "us," and "our" shall refer exclusively to Forethought Life Insurance Company.

Contingent Deferred Sales Charge (CDSC): The deferred sales charge, if applicable, that may apply when you make a full Surrender or Partial Withdrawal.

Contract: The individual Annuity Contract and any endorsements or riders.

Contract Anniversary: The anniversary of the date we issued your Contract. If the Contract Anniversary falls on a Non-Valuation Day, then the Contract Anniversary will be the next Valuation Day.

Contract Owner, Owner or you: The owner or holder of the Contract described in this prospectus including any joint Owner(s). We do not capitalize "you" in the prospectus.

Contract Value: The total value of the Sub-Account and the Fixed Accounts on any Valuation Day.

Contract Year: Any 12-month period between Contract Anniversaries, beginning with the date the Contract was issued.

Covered Life: The governing life or lives used for determining the lifetime withdrawal feature under the Daily Step Up Withdrawal Benefit guaranteed lifetime withdrawal benefit riders.

Death Benefit: Except as otherwise provided, the amount payable if the Owner or joint Owner, or Annuitant in the case of a non-natural Owner, dies before the Annuity Commencement Date. Where applicable, your Death Benefit includes the standard or an optional Death Benefit.

Deferral Bonus: A percentage of the Deferral Bonus Base that:

a)  For the Daily 6 Withdrawal Benefit, we may add to your Anniversary Withdrawal Base on each Contract Anniversary during the Deferral Bonus Period.

b)  For the Daily +4 Withdrawal Benefit, we will add to your Withdrawal Base on each Contract Anniversary during the Deferral Bonus Period.

Deferral Bonus Period: The Deferral Bonus Period commences on the date the Daily Step Up Withdrawal Benefit has been added to your Contract and Deferral Bonus Period ends when the first of the following events occur: (a) tenth Contract Anniversary from the date the Daily Step Up Withdrawal Benefit has been added to your Contract, or (b) the Valuation Day that you take your first Partial Withdrawal (including your first Lifetime Annual Payment). Once the Deferral Bonus Period ends, it cannot be re-started.

Dollar Cost Averaging: A program that allows you to systematically make transfers into Funds.

Enhanced Return Of Premium: One of two components used to determine the Legacy Lock II Death Benefit that provides a Death Benefit amount that will not be reduced by Allowable Withdrawals.

Excess Withdrawals: The portion of any Partial Withdrawal which, on a cumulative basis with all other Partial Withdrawals in a Contract Year, exceeds the Lifetime Annual Payment. Any Partial Withdrawal taken prior to the Minimum Income Age is considered an Excess Withdrawal. Any Partial Withdrawal taken from a Contract that does not have a Lifetime Annual Payment associated with it is considered an Excess Withdrawal. If the Daily Step Up Withdrawal Benefit has been elected, any Partial Withdrawal taken to satisfy the Required Minimum Distribution (RMD) requirements for either one of the calendar years in which the Contract Year occurs related to this Contract imposed by federal law will not be considered an Excess Withdrawal.

Financial Intermediary: The investment professional through whom you purchase your Contract.

Fixed Account: Part of our General Account, where you may allocate all or a portion of your Contract Value. Only the B share and L share classes contain a Fixed Account. The Fixed Account includes the DCA Plus Fixed Account.

Free Withdrawal Amount (FWA): The amount you may withdraw each Contract Year without incurring a CDSC.

Fund: A registered investment company or a series thereof in which assets of a Sub-Account may be invested. We sometimes call the Funds you select Sub-Accounts.

General Account: The General Account includes our Company assets, including any money you may have invested in the Fixed Account for class B and class L shares.

Guaranteed Payout Duration: The time period (sometimes referred to as a period certain) specified in Annuity Payout Options Three, Five and Six.

High Water Mark: The value on any Valuation Day used to determine if a reset to the Withdrawal Base will occur if you have elected Daily +4 under the Daily Step Up Withdrawal Benefit.

In Good Order: Certain transactions require your authorization and completion of requisite forms. Such transactions will not be considered in good order unless received by us in our Annuity Service Center or via telephone, facsimile or through an internet transaction. Generally, our request for documentation will be considered in good order when we receive all of the requisite information, on the form required by us.

Investment Restrictions: The approved asset allocation model(s), Sub-Account(s), and the Fixed Account we may require you to invest in if you elect an optional benefit. Please refer to "Are there restrictions on how you must invest?" under each optional benefit in Sections 10. Death Benefits and 11. Optional Withdrawal Benefits.

Joint Annuitant: The person on whose life Annuity Payouts are based if the Annuitant dies after Annuitization. You may name a Joint Annuitant only if your Annuity Payout Option provides for a survivor. The Joint Annuitant may not be changed.

Lifetime Annual Payment: The maximum guaranteed amount that can be withdrawn each Contract Year under the Daily Step Up Withdrawal Benefit.

Maximum Daily Value: The highest attained Contract Value prior to the first to occur of the date of death or the oldest Owner's, or Annuitant's in the case of a non-natural Owner, 81st birthday, and adjusted for any Premium Payments and any Partial Withdrawals.

Minimum Amount Rule: The greater of Minimum Contract Value or one Lifetime Annual Payment, if applicable.

Minimum Contract Value: The minimum value your Contract can reach before we have the right to liquidate it. The Minimum Contract Value for your Contract is set forth in your Contract.

Minimum Income Age: The Valuation Day when the Covered Life has an attained age of 59 1/2

Net Investment Factor: This is used to measure the investment performance of a Sub-Account from one Valuation Day to the next.

1933 Act: The Securities Act of 1933, as amended.

1934 Act: The Securities Exchange Act of 1934, as amended.

1940 Act: The Investment Company Act of 1940, as amended.

Non-Deductible Contribution: IRA contribution that cannot be deducted from income.

Non-Valuation Day: Any day the New York Stock Exchange is not open for trading.

Payee: The person or party you designate to receive Annuity Payouts.

Partial Withdrawal: Any withdrawal of a portion of Your Contract Value. May be subject to charges, if applicable.

Premium Base: Premium adjusted for Partial Withdrawals in excess of Allowable Withdrawals and subsequent Premium Payments when Legacy Lock II is elected without the Daily Step Up Withdrawal Benefit.

Premium or Premium Payment: Money sent to us to be invested in your Sub-Accounts and your Fixed Account.

Quarterly Contract Anniversary: Each successive three-month anniversary of the Issue Date of the Contract. If the Quarterly Contract Anniversary falls on a Non-Valuation Day, then the Quarterly Contract Anniversary will be the next Valuation Day.

Remaining Gross Premium: Equals the Premium Payments adjusted by Partial Withdrawals. During the CDSC period, Premium Payments will be adjusted for Partial Withdrawals in excess of the FWA; after the CDSC period, Premium Payments will be adjusted for all Partial Withdrawals.

Required Minimum Distribution: A federal requirement that IRA Owners who have attained the "applicable age" as defined in the Code generally must begin taking distributions each year, or that requires beneficiaries to take certain distributions after the IRA Owner's death.

Spouse: A person related to an Owner by marriage pursuant to the Code.

Step Up: A potential increase to your Withdrawal Base prior to the deduction of rider charges based on market performance subject to the applicable Withdrawal Base Cap, if any.

Sub-Account: A division of the Separate Account containing shares of a Fund, sometimes referred to as a Fund option. There is a Sub-Account for each Fund. We sometimes call the Funds you select your Sub-Account.

Sub-Account Value: The value of each Sub-Account on or before the Annuity Calculation Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for each Sub-Account.

Surrender: A complete withdrawal from your Contract.

Surrender Value: The amount we pay you if you terminate your Contract before the Annuity Commencement Date. The Surrender Value is equal to the Contract Value minus any applicable charges and Premium Tax (subject to rounding).

Valuation Day: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange. The New York Stock Exchange generally closes at 4:00 p.m. Eastern Time but may close earlier on certain days and as conditions warrant.

Valuation Period: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.

Withdrawal Base: The amount used to determine the Lifetime Annual Payment and rider charge under the Daily Step Up Withdrawal Benefit.

Withdrawal Base Cap: The maximum percentage the Withdrawal Base may be increased due to a Step Up or a Deferral Bonus under the Daily Step Up Withdrawal Benefit.

Withdrawal Percentage: The percentage of your Withdrawal Base that you may withdraw each Contract Year in the form of a Lifetime Annual Payment.

You: The Owner including any joint Owner(s). We do not capitalize "you" or "your" in this prospectus.

2. Important Information You Should Consider About the Contract

	FEES AND EXPENSES			Location in Prospectus
Charges for Early Withdrawals	Your Contract may be subject to surrender charges (or Contingent Deferred Sales Charges) depending on the class of Contract that you own (i.e., B Share, C Share or L Share).
• B Share. If you withdraw money from your Contract within 7 years following your last Premium Payment, you may be assessed a surrender charge of up to 8.5% (as a percentage of Remaining Gross Premiums), declining to 0% over that time period.
• C Share. No surrender charges.
• L Share. If you withdraw money from your Contract within 4 years following your last Premium Payment, you may be assessed a surrender charge of up to 8% (as a percentage of Remaining Gross Premiums), declining to 0% over that time period.
	For example, if you invest $100,000 in the Contract and make an early withdrawal, you could be assessed a surrender charge of up to $8,500 for a B Share Contract, and up to $8,000 for an L Share Contract. No surrender charges would apply to a C Share Contract.			Fee Summary Charges and Fees — Sales Charges
Transaction Charges	Other than surrender charges (if any), there are no charges for other Contract transactions, such as transferring amounts between investment options.			Fee Summary
Ongoing Fees and Expenses (annual charges)

The table below describes the current fees and expenses of the Contract that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

Fee Summary Charges and Fees Appendix B — Funds Available Under the Contract
	Annual Fee	Minimum	Maximum
	Base Contract[1] (Varies by Contract class)	1.16%	1.66%
	Investment Options[2] (Fund fees and expenses)	0.39%	2.44%
	Optional Benefits Available for an Additional Charge (For a single optional benefit, if elected)	0.15%[3]	1.50%[4]
[1] As a percentage of average daily Contract Value excluding Fixed Account investments plus an amount attributable to the Premium Based Charge (Premium Based Charge is a percentage of Remaining Gross Premiums).
[2] As a percentage of Fund net assets, plus any applicable Fund Facilitation Fee.
[3] As a percentage of Premium Payments adjusted for Partial Withdrawals.
[4] As a percentage of the Withdrawal Base.
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs.

FEES AND EXPENSES	Location in Prospectus
Lowest Annual Cost: $1,368
Assumes:
• Investment of $100,000
• 5% annual appreciation
• Least expensive Fund fees and expenses
• No optional benefits
• No surrender charges
• No additional Premium Payments, transfers, or withdrawals	Highest Annual Cost: $5,215
Assumes:
• Investment of $100,000
• 5% annual appreciation
• Most expensive optional benefits, and Fund fees and expenses
• No surrender charges
• No additional Premium Payments, transfers, or withdrawals

	RISKS	Location in Prospectus
Risk of Loss	You can lose money by investing in this Contract, including your principal investment.	Principal Risks of Investing in the Contract
Not a Short-Term Investment	• This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.
• Surrender charges may apply to withdrawals. If you take a withdrawal, a surrender charge may reduce the withdrawal amount that you actually receive or the value of your investment. Withdrawals may also reduce or terminate Contract guarantees.
	• The benefits of tax deferral, long-term income, and living benefit guarantees mean the Contract is generally more beneficial to investors with a long investment time horizon.	Principal Risks of Investing in the Contract
Risks Associated with Investment Options	• An investment in this Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract (the Fund options).
• Each investment option (including the Fixed Account, for class B and class L shares) has its own unique risks.
	• You should review the investment options before making an investment decision.	Principal Risks of Investing in the Contract
Insurance Company Risks

An investment in the Contract is subject to the risks related to us, Forethought Life Insurance Company. Any obligations (including under the Fixed Account), guarantees, and benefits of the Contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about Forethought Life Insurance Company, including our financial strength ratings, is available upon request by calling 1-866-645-2449 or visiting www.globalatlantic.com.

Principal Risks of Investing in the Contract

	RESTRICTIONS	Location in Prospectus
Investments	• Certain investment options may not be available under your Contract.
• You may make one transfer between the Fund options per day. You are allowed to submit 12 transfers between the Fund options per year by internet or telephone before we require you to submit additional transfer requests in writing through U.S. Mail or overnight delivery service.
• Your transfers between the Fund options are also subject to other policies designed to deter excessively frequent transfers and market timing.
• Transfers to and from the Fixed Account are subject to significant restrictions.
	• We reserve the right to remove or substitute Funds as investment options.	Management of the Contract Information on Your Account
Optional Benefits	• There are additional restrictions and limitations under the Contract's optional benefits.
• Optional benefits may be modified or terminated under certain circumstances.
	• Withdrawals that exceed limits specified by the terms of an optional benefit may affect the availability of the benefit by reducing the benefit by an amount greater than the value withdrawn and could terminate the benefit.	Death Benefits Optional Withdrawal Benefits
	TAXES	Location in Prospectus
Tax Implications	• You should consult with a tax professional to determine the tax implications of an investment in, payments received under, and other transactions in connection with the Contract.
• If you purchase the Contract through an IRA, there is no additional tax deferral under the Contract.
	• Earnings under your Contract are taxed at ordinary income tax rates when distributed or deemed distributed. You may have to pay an additional 10% federal tax if you take a distribution before age 59 1/2.	Federal Tax Considerations/ Information Regarding IRAs
	CONFLICTS OF INTEREST	Location in Prospectus
Investment Professional Compensation

Your investment professional may receive compensation for selling this Contract to you in the form of commissions, additional payments, and non-cash compensation. We may share the revenue we earn on this Contract with your investment professional's firm. This conflict of interest may influence your investment professional to recommend this Contract over another investment for which the investment professional is not compensated or compensated less.

Additional Information — How Contracts are Sold
Exchanges

Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should exchange a contract you already own only if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.

Additional Information — How Contracts are Sold

3. Overview of the Contract

The Contract is designed for retirement planning purposes. Under the Contract, you can accumulate assets by investing in the Contract's investment options, and you can later convert those accumulated assets into a stream of income payments from us. The Contract also provides a death benefit that helps protect your beneficiaries, and may also provide living benefits that help you achieve your financial goals.

This Contract may be appropriate for you if you have a long investment time horizon and your financial goals are consistent with the terms and conditions of the Contract. It is not designed for people who intend to make early or frequent withdrawals due to their liquidity needs, or for people who intend to frequently trade in the Contract's Fund options.

a. Phases of the Contract

The Contract has two phases: (1) an accumulation phase (for savings) and (2) a payout phase (for income).

Accumulation Phase. You invest in the Contract during its accumulation phase to help you accumulate assets. Your accumulated assets are used to value your Contract's benefits, including its cash value, Death Benefit, and any living benefits.

During the accumulation phase, you invest your Premium Payments and earnings (if any) in the Contract's available investment options, which include:

•  The Fund options (also referred to as Sub-Accounts), which have different underlying mutual funds with different investment objectives, strategies, risks, fees and expenses.

  Additional information about each Fund is provided in an appendix to this prospectus. See Appendix B — Funds Available Under the Contract.

•  The Fixed Account, which guarantees principal and credits a current interest rate. The Fixed Account is only available under B Share and L Share Contracts.

Payout Phase. When your Contract enters the payout phase, your accumulated assets are converted into a stream of annuity payments from us. This is also referred to as "annuitizing" your Contract. You generally decide when to annuitize your Contract, although there are restrictions on the earliest and latest times that your Contract may be annuitized. Your Contract will be automatically annuitized if you are still in the accumulation phase on the latest annuitization date.

There are a variety of annuity payout options from which you may choose, including payments for life or for a guaranteed period of years. The payments may be fixed or variable. For variable payments, the dollar amount will vary based on the performance of the investment options you select.

During the payout phase, you will no longer be able to take withdrawals of Contract Value from your Contract. The Death Benefit from the accumulation phase terminates at the beginning of the payout phase and no amounts will be payable upon death during the payout phase unless the annuity payout option that you selected provides otherwise. Living benefits terminate when your Contract enters the payout phase.

b. Contract Features

Contract Classes. This prospectus describes three different classes of the Contract: B Share, C Share and L Share. The classes have different fees and charges (including surrender charges and annual charges). In addition, certain restrictions and features under the Contract may differ between B Share, C Share and L Share Contracts.

Accessing Your Money. Before your Contract is annuitized, you can withdraw money from your Contract at any time. If you take a withdrawal, you may have to pay a surrender charge and/or income taxes, including an additional 10% federal tax if you are younger than age 59 1/2.

Tax Treatment. You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. The following may be subject to taxation: (1) receiving a distribution or deemed distribution under the Contract; (2) payment of a Death Benefit; (3) certain transfers, gifts, or loans associated with your Contract; and (4) certain other transactions.

Death Benefits. The Contract includes a standard Death Benefit for no additional charge that will pay the value of the Contract upon your death. If you elect any of the below optional Death Benefits, a greater amount may be payable upon death during the accumulation phase:

•  Return of Premium. Provides a death benefit equal to the greater of: (a) Premium Payments adjusted for Partial Withdrawals; or (b) Contract Value that we will pay before we begin to make Annuity Payouts.

•  Legacy Lock II. Provides a death benefit equal to the greatest of: (a) Enhanced Return of Premium (Premium Payments adjusted for certain Partial Withdrawals); (b) Base Return of Premium (as defined in the Glossary); or (c) Contract Value that we will pay before we begin to make Annuity Payouts.

•  Maximum Daily Value. Provides a death benefit equal to the greater of: (a) Maximum Daily Value; or (b) Contract Value that we will pay before we begin to make Annuity Payouts.

If you own any of these optional Death Benefits, you pay an additional charge.

Optional Living Benefit. We offer the following optional benefits under the Contract:

•  Daily Step Up Withdrawal Benefit. Provides longevity protection in the form of Lifetime Annual Payments that may periodically increase based on the daily performance of your Contract or Deferral Bonuses.

If you own this benefit, you pay an additional charge.

Additional Features and Services. Additional features and services under the Contract are summarized below. There are no additional charges associated with these features and services. Not all features and services may be available under your Contract.

•  Nursing Home Waiver. We will waive any Contingent Deferred Sales Charge applicable to a Partial Withdrawal or full Surrender of the Contract Value if you are confined to an eligible nursing home or facility and meet the requirements as described under "Sales Charges" in Section 8.c. Surrenders and Partial Withdrawals and in the Contract.

•  InvestEase. Allows you to have money automatically transferred from your checking or savings account into your Contract on a monthly or quarterly basis.

•  Static Asset Allocation Models. Allows you to select an asset allocation model of Fund options based on potential factors such as risk tolerance, investment time horizon, or investment objective or based on groups of certain Funds or Fund complexes.

•  Asset Rebalancing. Allows you to automatically rebalance your Fund option selections at a specified frequency to the asset allocation percentages that you previously selected.

•  Dollar Cost Averaging. We offer three Dollar Cost Averaging programs:

•  DCA Plus. Allows you to transfer amounts monthly from the DCA Plus Fixed Account to one or more Fund options over the course of a 6-month or 12-month duration, while amounts remaining in the DCA Plus Fixed Account are credited interest based on the amount invested at the beginning of that time period. DCA Plus is not available under C share Contracts.

•  Fixed Amount DCA. Allows you to regularly transfer a fixed amount from any Fund Option or the Fixed Account (for class B and class L shares) to one or more Fund options.

•  Earnings/Interest DCA. Allows you to regularly transfer earnings or interest from any Fund Option or the Fixed Account (for class B and class L shares), respectively, to one or more Fund options.

•  Systematic Withdrawal Program. Allows you to make automatic partial withdrawals based on the amount and frequency that you select.

4. Fee Summary

The following tables describe the fees and expenses that you will pay when buying, owning, making Partial Withdrawals from, and Surrendering this variable annuity. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy, make Partial Withdrawals from, or Surrender this variable annuity or transfer amounts between investment options. State Premium taxes may also be deducted.

Transaction Expenses

	Surrender Charge
	B Share	C Share	L Share
Contingent Deferred Sales Charge (CDSC) (1)		None
Year 1	8.5%		8%
2	7.5%		7%
3	6.5%		6%
4	5.5%		5%
5	4.5%		0%
6	3.5%
7	2.5%
8+	0%

(1)  Each Premium Payment has its own CDSC schedule. The CDSC is a percentage of Remaining Gross Premiums. Please see Section 8.b. Sales Charges, and the Contingent Deferred Sales Charge Examples 1-5 in Appendix A for more information on how CDSC is calculated.

The next table describes the fees and expenses that you will pay each year during the time that you own this variable annuity, not including annual Fund fees and expenses. If you choose to purchase an Optional Benefit, you will pay additional charges, as shown below.

Annual Contract Expenses

	B Share	C Share	L Share
Administrative Expenses (2)	$50	$50	$50
Premium Based Charge (3)	0.50%	None	0.50%
Base Contract Expenses (as a percentage of average daily Contract Value excluding Fixed Account investments) (4)	0.65%	1.65%	1.10%
Optional Benefit Expenses
Legacy Lock II (5)	1.50%	1.50%	1.50%
Return of Premium (6)	0.75%	0.75%	0.75%
Maximum Daily Value (7)	1.50%	1.50%	1.50%
Daily Step Up Withdrawal Benefit (8)
Single Life Option	2.50%	2.50%	2.50%
Joint/Spousal Option	2.50%	2.50%	2.50%

(2)  Referred to as an Annual Maintenance Fee. Fee waived if Contract Value is $50,000 or more on your Contract Anniversary.

(3)  For B and L share Contracts, an annual Premium Based Charge is assessed against each Premium Payment.

(4)  Base Contract Expenses include a Mortality and Expense Risk Charge of 0.45% for B share, 1.45% for C share, and 0.90% for L share; and an Administrative Charge of 0.20%. Base Contract Expenses do not reflect any applicable Fund Facilitation Fee, which is an annual charge deducted from Contract Value invested in certain Sub-Accounts.

(5)  If you elect Legacy Lock II and concurrently elect the Daily Step Up Withdrawal Benefit, the current rider charge for Legacy Lock II is 0.85%. If you elect Legacy Lock II without electing the Daily Step Up Withdrawal Benefit, the current rider charge is based on the age of the oldest Contract Owner or Annuitant at the rider inception date. The current rider charges are 1.15% for ages 0-60 and 1.25% for ages 61-65.

(6)  The current rider charge is 0.15%.

(7)  The current rider charge is 0.45%.

(8)  The current rider charge is 1.50%. For a rider issued prior to October 17, 2022, the current rider charge is 1.25% if the Contract Owner previously declined an increase to their rider charge.

The next table shows the minimum and maximum annual fund operating expenses charged by the Funds that you may pay periodically during the time that you own this variable annuity. These amounts also include applicable Fund Facilitation Fees if you choose to invest in certain Fund options. A complete list of Funds available under the Contract, including their annual expenses, may be found in Appendix B to this document.

	Minimum	Maximum
Annual Fund Operating Expenses (expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses.)	0.39%	2.44%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuities. These costs include transaction expenses, annual Contract expenses, and annual Fund operating expenses.

The Example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of annual Fund operating expenses and optional benefits available for an additional charge. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

B-Share

(1)  If you Surrender your Contract at the end of the applicable time period:

1 year	$16,737
3 years	$31,306
5 years	$45,940
10 years	$82,925

(2)  If you annuitize at the end of the applicable time period:

1 year	$8,191
3 years	$24,759
5 years	$41,392
10 years	$82,875

(3)  If you do not Surrender your Contract:

1 year	$8,241
3 years	$24,809
5 years	$41,442
10 years	$82,925

C-Share

(1)  If you Surrender your Contract, or you do not Surrender your Contract, at the end of the applicable time period:

1 year	$8,758
3 years	$26,187
5 years	$43,448
10 years	$85,463

(2)  If you annuitize at the end of the applicable time period:

1 year	$8,708
3 years	$26,137
5 years	$43,398
10 years	$85,413

L-Share

(1)  If you Surrender your Contract at the end of the applicable time period:

1 year	$16,692
3 years	$32,067
5 years	$43,372
10 years	$85,903

(2)  If you annuitize at the end of the applicable time period:

1 year	$8,646
3 years	$26,020
5 years	$43,322
10 years	$85,853

(3)  If you do not Surrender your Contract:

1 year	$8,696
3 years	$26,070
5 years	$43,372
10 years	$85,903

5. Principal Risks of Investing in the Contract

Risk of Loss. You can lose money by investing in this Contract, including your principal investment. The value of your Contract is not guaranteed by the U.S. government or any federal government agency, insured by the FDIC, or guaranteed by any bank.

Short-Term Investment Risk. This Contract is not designed for short-term investing and may not be appropriate for an investor who needs ready access to cash. The benefits of tax deferral, long-term income, and living benefit protection mean that this Contract is more beneficial to investors with a long investment time horizon.

Fund Option (Sub-Account) Risk. Amounts that you invest in the Fund options (i.e., the Sub-Accounts) are subject to the risk of poor investment performance. Generally, if the Sub-Accounts you select make money, your Contract Value goes up, and if they lose money, your Contract Value goes down. Each Sub-Account's performance depends on the performance of its underlying Fund. Each Fund has its own investment risks, and you are exposed to a Fund's investment risks when you invest in the corresponding Sub-Account. You bear the risk of any decline in the cash value of your Contract resulting from the performance of the Sub-Accounts you have chosen. Even a Sub-Account investing in a money market fund may have negative returns, particularly if fees and charges are deducted at the Sub-Account level. We do not promise that the Funds will meet their investment objectives. You should periodically review your allocations in light of market conditions and overall financial goals.

Withdrawal Risk. You should carefully consider the risks associated with withdrawals under the Contract, including a Surrender and Partial Withdrawals. A Surrender or Partial Withdrawal may be subject to substantial Surrender Charges. A Surrender or Partial Withdrawal may be subject to federal and state taxes, including an additional 10% federal income tax on the taxable portion of the withdrawal, if taken prior to age 59 1/2. You should consider that a Surrender terminates the Contract. You should also consider the impact that a Partial Withdrawal may have on the standard and optional benefits under your Contract. Partial Withdrawals will reduce the value of the standard Death Benefit on a dollar-for-dollar basis. In addition, Partial Withdrawals may reduce the value of an optional living or death benefit that you have elected on a dollar-for-dollar basis or proportionate basis, and could result in the termination of the benefit. If a benefit is reduced on a proportionate basis, the reduction could be greater than the amount withdrawn and could result in termination of the benefit. If you have amounts invested in the Fixed Account and need ready access to cash, you should consider that we may defer payment of any amounts withdrawn from those investment options for up to six months from the date of the withdrawal request. You cannot make withdrawals from the Contract after it has been annuitized unless your Annuity Payout Option provides otherwise (in the form of Commuted Value).

Managed Volatility Fund Risk. As described in more detail in the Fund prospectuses, certain Funds (including Funds that are affiliated with us) employ a managed volatility strategy that is intended to reduce the Fund's overall volatility and downside risk. A Fund's managed volatility strategy can negatively impact the value of your Contract and its benefits. During rising markets, the hedging strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in a Fund without a managed volatility strategy. In addition, the cost of these hedging strategies may negatively impact performance. Funds that employ a managed volatility strategy are identified in Appendix B — Funds Available Under the Contract.

Fixed Account Interest Rate Risk. We guarantee that we will credit interest to amounts you allocate to the Fixed Account or the DCA Plus Fixed Account. Subject to any minimum guaranteed interest rates, we determine interest rates in our sole discretion. You assume the risk that the interest rate will not exceed the minimum guaranteed interest rate.

Transfer Risk. You are allowed to make only one transfer between the Sub-Accounts per day, and you are allowed to only make 12 transfers between the Sub-Accounts by internet or telephone per year before we require you to submit additional transfer requests in writing through U.S. Mail or overnight delivery service. In addition, the Contract's restrictions on the maximum amount that may be transferred annually from the Fixed Account, and when amounts may be transferred to the Fixed Account, may restrict your ability to perform transfers involving the Fixed Account. Any transfer restrictions under the Contract that are applicable to you may limit your ability to readily change how your Contract Value is invested in response to changing market conditions or changes in your personal circumstances.

Asset Allocation Model Risk. You may choose to participate in the static asset allocation models that are available under the Contract. Participating in an asset allocation model does not guarantee that your Contract Value will increase. Nor will it protect against a decline in Contract Value in down markets. If you choose to participate in an asset allocation model, you are responsible for determining which model (if any) is best for you.

Selection Risk. The standard and optional benefits under the Contract were designed for different financial goals and to protect against different financial risks. There is a risk that you may not choose, or may not have chosen, the benefits that are best suited for you based on your present or future needs and circumstances, and the benefits that are more suited for you may no longer be available. In addition, if you elected an optional benefit and do not use it, or if the contingencies upon which the benefit depend never occur, you will have paid for a benefit that did not provide a financial return. There is also a risk that any financial return of an optional benefit, if any, will ultimately be less than the amount you paid for the benefit.

Financial Strength and Claims-Paying Ability Risk. All guarantees under the Contract that are paid from our General Account are subject to our financial strength and claims-paying capabilities. If we experience financial distress, we may not be able to meet our obligations to you.

Cybersecurity and Business Continuity Risk. Our business is highly dependent upon the effective operation of our computer systems and those of our business partners, so our business is vulnerable to systems failures and cybersecurity incidents. Systems failures and cybersecurity incidents may adversely affect us or our third-party service providers, as well as you and your Contract. Cybersecurity incidents could severely interfere with our ability to administer the Contract, including our ability to process transactions and calculate Contract values. They could impede our ability to calculate unit values. They could also result in the unauthorized release of your personal information. In addition to cybersecurity risks, we are exposed to the risk that natural and man-made disasters and catastrophes may significantly disrupt our business operations and our ability to administer the Contract. There can be no assurance that we or our service providers will be able to successfully avoid negative impacts associated with systems failures, cybersecurity incidents, or natural and man-made disasters and catastrophes. These risks may also impact the issuers of securities in which the underlying funds invest, which may cause the underlying funds to lose value.

Financial services companies and their third-party service providers are increasingly the targets of cyberattacks involving the encryption and/or threat to disclose personal or confidential information (e.g., ransomware) or disruptions of communications (e.g., denial of service) to extort money or for other malicious purposes. The techniques used to attack systems and networks change frequently, are becoming more sophisticated, and can originate from a wide variety of sources. The use of remote or flexible work arrangements, remote access tools, and mobile technology have expanded potential targets for cyberattack. It is also possible that a cybersecurity incident could persist for an extended period of time without detection.

For more detailed information, please refer to f. Additional Information About Business Continuity Risk and Cybersecurity Risk in Section 12. Additional Information.

6. Summary of How to Buy This Variable Annuity (This variable annuity is not available for purchase on or after June 26, 2015)

How to buy this variable annuity

✓  Choose a Contract class

	Minimum Initial Premium Payment			Mortality & Expense Risk
	Qualified Contract	Non- Qualified Contract	Sales Related Charges	and Administrative Charges
B Share	$5,000	$10,000	7 year Contingent Deferred Sales Charge; Premium Based Charge	0.65%
C Share	$5,000	$10,000	None	1.65%
L Share	$5,000	$10,000	4 year Contingent Deferred Sales Charge; Premium Based Charge	1.10%

This table does not show Fund expenses, Premium taxes, Annual Maintenance Fees, Fund Facilitation Fees, Premium Based Charges, Contingent Deferred Sales Charges and optional rider fees. Each Contract share class has its own Minimum Contract Value requirements.

This Contract is available in multiple share classes which each have different fees and charges as described in this prospectus. Your Financial Intermediary's commission may also differ depending upon the share class selected. You should discuss with your Financial Intermediary which share class is right for you.

✓  Choose investment options

•  Sub-Accounts — Funds representing a range of investment strategies, objectives and asset classes.

•  Fixed Account (B and L share class only) — A fixed interest account.

Subject to limitations, you may move your investment among each of these options.

✓  Choose an optional feature(s)

Guaranteed Minimum Death Benefits

•  Return of Premium

•  Legacy Lock II*

•  Maximum Daily Value*

Guaranteed Lifetime Withdrawal Benefit

•  Daily Step Up Withdrawal Benefit*

*  Investment Restrictions apply.

Optional features may not be available through your broker-dealer or in all states.

✓  Complete our application or order request and submit it to your Financial Intermediary for approval.

✓  Pay the applicable minimum initial Premium Payment.

7. Management of the Contract

The Company

We are a life insurance company engaged in the business of writing life insurance and individual variable, fixed, fixed index, and registered index-linked annuities. Forethought Life Insurance Company is authorized to do business in 49 states of the United States and the District of Columbia. Forethought Life Insurance Company was incorporated under the laws of Indiana on July 10, 1986. Our home office is located at 10 West Market Street, Suite 2300, Indianapolis, Indiana 46204. KKR & Co. Inc. is the ultimate controlling entity of Forethought Life Insurance Company.

We are obligated to pay all amounts promised to you under your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying capabilities.

The Company has primary responsibility for all administration of the Contracts and the Separate Account. The Company has entered into an administrative services agreement with se2, LLC ("se2"), 5801 SW 6th Avenue, Topeka, KS, 66636, whereby se2 provides certain business process outsourcing services with respect to the Contracts. se2 may engage other service providers to provide certain administrative functions. These service providers may change over time, and as of December 31, 2024, consisted of the following: Donnelley Financial Solutions, Inc. (compliance mailing and printing) located at 35 West Wacker Drive, 37th Floor, Chicago, IL 60606; DST Systems, Inc. (FANmail/Vision, positions, prices) located at 333 West 11 Street, 5th Floor, Kansas City, MO 64105; Iron Mountain Information Management, LLC (file storage and document destruction) located at 1 Federal Street, Boston, MA 02110; Records Center of Topeka, a division of Underground Vaults & Storage, Inc. (back up tapes storage) located at 1540 N.W. Gage Boulevard, No. 6, Topeka, KS 66618; SOVOS Compliance (withholding calculations and tax statement mailing) located at 3650 Annapolis Lane, Suite 190, Plymouth, MN 55447; TierPoint, LLC (back-up printing and disaster recovery) located at 9394 West Dodge Road, Suite 100, Omaha, NE 68114; Venio LLC, d/b/a Keane (lost shareholder searches) located at PO Box 1508, Southeastern, PA 19399-1508; and Veritas Documents Solutions, LLC (compliance mailing) located at 913 Commerce Ct., Buffalo Grove, IL 60089.

In addition to se2, the Company also directly retains Toppan Merrill LLC (regulatory filings, policy print and mailing) located at One Merrill Circle, St. Paul, MN 55108 and Donnelley Financial Solutions, Inc. (compliance mailing and printing) located at 35 West Wacker Drive, 37th Floor, Chicago, IL 60606.

The General Account

The Fixed Account and the DCA Plus Fixed Account are part of our General Account. Please see Section 8.a. Dollar Cost Averaging Programs for a description of the DCA Plus Fixed Account. Any amounts that we are obligated to pay under the Fixed Account and any other payment obligation we undertake under the Contract, including Death Benefits and optional withdrawal benefits, are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. We invest the assets of the General Account according to the laws governing the investments of insurance company general accounts. The General Account is not a bank account and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. We receive a benefit from all amounts held in our General Account. Amounts in our General Account are available to our general creditors. We issue other types of insurance policies and pay our obligations under these products from our assets in the General Account.

The Separate Account

At the direction of our Contract Owners, we set aside and invest the assets of some of our annuity contracts, including these Contracts, in a separate account. The Separate Account is registered as a unit investment trust under the 1940 Act. This registration does not involve supervision by the SEC of the management or the investment practices of a Separate Account or us. The Separate Account meets the definition of "separate account" under federal securities law. The Separate Account referenced in this prospectus holds only assets for variable annuity contracts.

The Separate Account:

•  holds assets for your benefit and the benefit of other Owners, and the persons entitled to the payouts described in the Contract;

•  is not subject to the liabilities arising out of any other business we may conduct;

•  is not affected by the rate of return of our General Account;

•  may be subject to liabilities of other variable annuity contracts offered by this Separate Account which are not described in this prospectus; and

•  is credited with income and gains, and takes losses, whether or not realized, from the assets it holds without regard to our other income, gains or losses.

We do not guarantee the investment results of the Separate Account.

The Funds

At the time you purchase your Contract, you may allocate your Premium Payment to Sub-Accounts. These are subdivisions of our Separate Account, described above. The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that you buy through your Financial Intermediary even though they may have similar investment strategies and the same portfolio managers. Each Fund has varying degrees of investment risk. Funds are also subject to separate fees and expenses such as management fees, distribution charges and operating expenses.

We do not guarantee the investment results of any Fund. There is no assurance that a Fund will achieve its stated objective. Certain Funds may not be available in all states and in all Contract classes.

Information regarding each Fund, including (i) its name, (ii) its investment objective, (iii) its investment adviser and any investment sub-adviser, (iv) current expenses, and (v) performance is available in an appendix to this prospectus. See Appendix B — Funds Available Under the Contract. Each Fund has issued a prospectus that contains more detailed information about the Fund. Read these prospectuses carefully before investing. Paper or electronic copies of the Fund prospectuses may be obtained by calling us at 1-866-645-2449 or e-mailing us at prospectusrequestflic@zinnia.com.

As a Contract Owner, you bear the costs of the Fund's fees and expenses through your indirect investment in the Funds. A Fund's fees and expenses will reduce the Fund's investment return.

Funds that are part of the Forethought Variable Insurance Trust ("FVIT") are managed by our affiliate, Global Atlantic Investment Advisors, LLC ("GAIA"). For Funds in the FVIT, GAIA has entered into sub-advisory agreements with one or more investment advisers ("sub-advisers") to carry out some or all of the day-to-day investment decisions for the Fund. In such cases, among its other responsibilities, GAIA oversees the activities of the sub-advisers with respect to the FVIT and is responsible for retaining or discontinuing the services of these sub-advisers.

As described in more detail in the Fund prospectuses, certain Funds, including the Funds advised by our affiliate, GAIA, employ a managed volatility strategy that is intended to reduce the Fund's overall volatility and downside risk, and to help us manage the risks associated with providing certain guaranteed rider benefits under the Contract. Use of the managed volatility strategy may impact the value of certain guaranteed rider benefits. During rising markets, the hedging strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in a Fund without the managed volatility strategy. In addition, the cost of these hedging strategies may negatively impact performance. The managed volatility strategy may also suppress the value of the guaranteed rider benefits that are eligible for periodic benefit resets because your benefit base is available for resets only when your Contract Value is higher than your benefit base. On the other hand, investing in Funds with the managed volatility strategy may be helpful in a declining market with higher market volatility because the hedging strategy will reduce your equity exposure in such circumstances. In such cases, your Contract Value may decline less than would have been the case if you had not invested in Funds with the managed volatility strategy. Funds that employ a managed volatility strategy are identified in Appendix B — Funds Available Under the Contract.

In making your investment decisions, we encourage you to thoroughly investigate all the information regarding the Funds that are available to you, including the Fund's investment objectives, risks and expenses. The prospectus for each Fund contains this and other important information about each Fund and should be read carefully before investing. After selecting Funds for your initial Premium Payment, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the cash value of your Contract resulting from the performance of the Funds you have chosen.

Voting Rights — We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Funds' shareholder meetings. To the extent required by federal securities laws or regulations, we will:

•  notify you of any Fund shareholders' meeting if the shares held for your Contract may be voted;

•  send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Contract;

•  arrange for the handling and tallying of proxies received from Owners;

•  vote all Fund shares attributable to your Contract according to instructions received from you;

•  vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received; which could result in the vote of a small number of Owners determining the outcome of a matter subject to a shareholder vote; and

•  proportionately vote any shares held by the Company and its affiliates.

If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any shareholder meeting at which Fund shares held for your Contract may be voted. As a result of proportional voting, a small number of Owners could determine the outcome of a proposition subject to shareholder vote.

Substitutions, Additions, or Deletions of Funds — Subject to any applicable law, we may make certain changes to the Sub-Accounts offered under your Contract. We may, at our discretion, establish new Sub-Accounts. New Sub-Accounts may be made available to existing Owners as we deem appropriate. We may also close one or more Sub-Accounts to additional Premium Payments or transfers from existing Sub-Accounts. We may liquidate a Sub-Account if the underlying Fund liquidates. Unless otherwise directed, if a Fund does not survive a merger, reorganization, or substitution, your investment instructions will be automatically updated to reflect the Sub-Account investing in the Fund that survived the merger, reorganization, or substitution.

We may eliminate the shares of any of the Funds from the Contract for any reason and we may substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the 1940 Act, substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the SEC, and we have notified you of the change.

In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of the Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other separate accounts.

Fees and Payments We Receive from Funds and related parties — We and/or our affiliates may receive substantial fees and payments directly or indirectly from the Funds, their advisers, sub-advisers, distributors or affiliates thereof, in connection with certain administrative, marketing and other support services we and/or our affiliates provide and expenses we incur in offering and selling our variable annuity contracts. These arrangements are sometimes referred to as "revenue sharing." These fees and payments are separate and apart from any Fund Facilitation Fees that Contract Owners may pay under the Contract depending on the Funds they select for investment. We consider these fees and payments, among a number of facts, when deciding to include a Fund that we offer through the Contract. Most of the Funds that are offered through your Contract make payments to us or an affiliate. We receive these payments and fees under agreements between us and a Fund's principal underwriter, transfer agent, investment adviser and/or other entities related to the Funds in amounts up to 0.50% of assets invested in a Fund. These fees and payments may include asset-based sales compensation and service fees under distribution charges and/or servicing plans adopted by Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. These fees and payments may also include administrative service fees and additional payments, expense reimbursements and other compensation from the investment advisers, sub-advisers, administrator and/or distributions (or affiliates thereof) of the Funds. Such payments are derived, in whole or in part, from the profits that the investment adviser or sub-adviser realized on the advisory fee deducted from Fund assets. Contract Owners, through their indirect investment in the Funds, bear the costs of these advisory fees (see the prospectuses for the Funds for more information). The amount of the payments we and our affiliates receive is generally based on a percentage of the assets of the particular Funds attributable to the Contract and to certain other variable insurance products that we and our affiliates issue. We expect to make a profit on the amount of the fees and payments that exceed our own expenses, including our expenses of payment of compensation to broker-dealers, financial institutions and other persons for selling the Contracts.

The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us revenue sharing. Other Funds (or available classes of shares) may have lower fees and better overall investment performance. If we or our affiliates do not receive fees or payments from a Fund or its related parties, or if such payments are not sufficient to cover our expenses or to meet our revenue targets, we may nonetheless decide to offer the Fund under the Contract. In such case, we may charge a Fund Facilitation Fee to Contract Owners who select that Fund for investment.

As of December 31, 2024, we have entered into arrangements to receive Administrative Service payments and/or Rule 12b-1 fees from each of the following Fund complexes (or their distributor or affiliated entities): AllianceBernstein Investments, Inc.; American Funds Distributors, Inc.; BlackRock Advisors, LLC; Calvert Research and Management; Capital Research & Management Co.; Delaware Distributors, L.P.; Franklin Distributors, LLC; Franklin Templeton Services, LLC; Global Atlantic Investment Advisors, LLC; Goldman Sachs Asset Management, LP; Hartford Funds Management Company, LLC, Invesco Advisers Inc.; Lincoln National Life Insurance Company; Lord Abbett & Co., LLC; MFS Fund Distributors, Inc.; PIMCO Investments LLC; and Valmark Advisers, Inc.

Not all Fund complexes pay the same amount of fees and compensation to us and not all Funds pay according to the same formula. Because of this, the amount of fees and payments received by us varies by Fund and we may receive greater or less fees and payments depending on the Funds you select. Revenue sharing and Rule 12b-1 fees did not exceed 0.50% and 0.40%, respectively and 0.50% in total in 2024 and are not expected to exceed 0.50% and 0.40%, respectively, and 0.50% in total of the annual percentage of the average daily net assets (for instance, assuming you invested an average balance of $10,000 in a Fund that pays us maximum fees, we would collect a total of $50 from that Fund). For the fiscal year ended December 31, 2024, revenue sharing payments and 12b-1 fees did not collectively exceed approximately $9,749,899. These fees do not take into account indirect benefits we received by offering FVIT Funds as investment options.

We are affiliated with Forethought Variable Insurance Trust because of our affiliation with its investment adviser Global Atlantic Investment Advisors, LLC. We receive fees to provide, among other things, administrative, processing, accounting and shareholder services for the FVIT Funds. We also receive amounts from certain FVIT Funds that are paid pursuant to Rule 12b-1 plans. The fees and payments we receive from FVIT Funds are separate and apart from any Fund Facilitation Fees that Contract Owners may pay for selecting an FVIT Fund for investment under the Contract.

Fixed Account

Interests in the Fixed Account are not registered under the 1933 Act and the Fixed Account is not registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Account nor any of its interests are subject to the provisions or restrictions of the 1933 Act or the 1940 Act. The following disclosure about the Fixed Account is subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of disclosures. The Fixed Account is not offered under C share class Contracts and is not available in all states or if you have elected the Daily Step Up Withdrawal Benefit, Maximum Daily Value or Legacy Lock II.

Please also see "General Account" earlier in this section for additional information regarding the Fixed Account.

We guarantee that we will credit interest to amounts you allocate to the Fixed Account at a minimum rate that meets your State's minimum non-forfeiture requirements. Non-forfeiture rates vary from state-to-state. We may credit a rate higher than the minimum rate. We reserve the right to declare different rates of interest depending on when amounts are allocated or transferred to the Fixed Account. This means that amounts at any designated time may be credited with a different rate of interest than the rate previously credited to such amounts and to amounts allocated or transferred at any other designated time. For the current Fixed Account interest rates, contact your Financial Intermediary. There is no specific formula for determining interest rates and, except as specifically stated above, no assurances are offered as to future rates in excess of non-forfeiture rates. Some of the factors that we may consider in determining whether to credit interest are: general economic trends, rates of return currently available for the types of investments and durations that match our liabilities and anticipated yields on our investments, regulatory and tax requirements, and competitive factors. Fixed Account interest rates may vary by State. You may call us for information on current interest rates.

We will account for any deductions, Surrenders or transfers from the Fixed Account on a first-in, first-out basis (i.e., oldest investments will be liquidated first).

Any interest credited to amounts you allocate to the Fixed Account in excess of the minimum guaranteed interest rate will be determined at our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the minimum guaranteed interest rate for any given year. While we do not charge a separate fee for investing in the Fixed Account, our expenses associated with offering this feature are factored into the Fixed Account credited rates.

We may, at our discretion, restrict your ability to allocate Contract Value or Premium Payments to the Fixed Account. We will also prohibit allocations to the Fixed Account from transfers out of the Fixed Account as described below even in the event of interest rate declines. We may close the Fixed Account to new Premium Payments or transfers of existing Contract Value.

Except as otherwise provided, during each Contract Year, you may make transfers out of the Fixed Account to Sub-Accounts, subject to the transfer restrictions discussed below. All transfer allocations must be in whole numbers (e.g., 1%). Each Contract Year you may transfer the greater of:

•  30% of the Contract Value in the Fixed Account as of the last Contract Anniversary. When we calculate the 30%, we add Premium Payments allocated to the Fixed Account, and transfers from Sub-Accounts made after that date, but before the next Contract Anniversary to the Contract Value in the Fixed Account. These restrictions also apply to systematic transfers. The 30% does not include Contract Value in any DCA Plus Fixed Account; or

•  an amount equal to your largest previous transfer from the Fixed Account in any one Contract Year.

We apply these restrictions to all transfers from the Fixed Account, including all systematic transfers and Dollar Cost Averaging Programs, except for transfers under our DCA Plus Fixed Account.

If your interest rate renews at a rate more than 1% lower than your prior interest rate, you may transfer any amount up to 100% of the amount to be invested at the renewal rate. You must make this transfer request within sixty days of being notified of the renewal rate.

We may defer Surrenders and Partial Withdrawals (including transfers to Sub-Accounts) from the Fixed Account for up to six months from the date of your request. We may not defer payments of Death Benefit proceeds from the Fixed Account.

You must wait six months after your most recent transfer from the Fixed Account before moving Sub-Account Values back to the Fixed Account. If you make systematic transfers from the Fixed Account under a Dollar Cost Averaging Program or DCA Plus Fixed Account, you must wait six months after your last systematic transfer before moving Contract Value back to the Fixed Account.

As a result of these limitations, it may take a significant amount of time (i.e., several years) to move Contract Value in the Fixed Account to Sub-Accounts; therefore this may not provide an effective short term defensive strategy.

8. Information on Your Account

a. Purchasing a Contract

Who can buy this Contract?

The Contract is an individual tax-deferred variable annuity Contract. It is designed for retirement planning purposes and may be purchased by any individual, group or trust, including individual retirement annuities adopted according to Section 408 of the Code.

In addition, individuals and trusts can also purchase Contracts that are not part of a tax qualified retirement plan or IRA. These are known as non-qualified Contracts.

If you are purchasing the Contract for use in an individual retirement account, you should consider other features of the Contract besides tax deferral, since any investment vehicle used within an IRA receives tax-deferred treatment under the Code.

We do not accept any incoming 403(b) exchanges, transfers or applications for 403(b) individual annuity contracts or additional investments into any individual annuity contract funded through a 403(b) plan.

We do not accept any retirement plans qualified under Sections 401(a) and 403(a) of the Code or employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state, or certain eligible deferred compensation plans as defined in Section 457 of the Code.

How do you purchase a Contract?

You may only purchase a Contract through your Financial Intermediary and its associated broker-dealer. Your Financial Intermediary will work with you to complete and submit an application or an order request form. Part of this process will include an assessment as to whether this variable annuity may be suitable for you. Prior to recommending the purchase or exchange of a deferred variable annuity, your Financial Intermediary will make reasonable efforts to obtain certain information about you and your investment needs. This recommendation will be independently reviewed by a principal within your broker-dealer. Your initial Premium Payment will not be invested in any Account during this period.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, your Financial Intermediary or the associated broker-dealer will ask for your name, address, date of birth and other information that will allow us to identify you. They may also ask to see your driver's license or other identifying documents.

The minimum initial Premium Payment required to buy this Contract varies based on the type of investment, Contract share class and whether you enroll in a systematic investment Program such as the InvestEase® Program. Broker-dealers may impose requirements regarding the form of payment they will accept. Premium Payments not actually received by us within the time period provided below will result in the rejection of your application or order request.

Premium Payments sent to us must be made in U.S. dollars and checks must be drawn on U.S. banks. We do not accept cash, third party checks or double endorsed checks. We reserve the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees incurred. A check must clear our account through our Annuity Service Center to be considered to be In Good Order.

Anyone who wishes to purchase a Contract with Premium Payments of $1 million or more must receive our approval before the purchase. We reserve the right to impose special conditions on anyone requesting this approval. In order to request prior approval, you must submit a completed enhanced due diligence form prior to the submission of your application:

•  if you are seeking to purchase a Contract with an initial Premium Payment of $1 million or more; and

•  if total Premium Payments, aggregated by social security number or taxpayer identification number, equal $1 million or more.

In addition to this restriction on initial Premium Payments, we may also restrict or require approval of subsequent Premium Payments if (1) the subsequent Premium Payment would result in your total Premium Payments equaling or exceeding $1 million, (2) the subsequent Premium Payment would result in your total Premium Payments exceeding 150% of your initial premium or (3) any time after the first Contract Year if you have elected any optional riders. We do not currently enforce the right to approve subsequent Premium Payments, except where a subsequent Premium Payment would result in your total Premium Payments equaling or exceeding $1 million. In the future, we may expand the circumstances under which we restrict or require prior approval of subsequent Premium Payments. There are a variety of factors that could influence our decision to prohibit or restrict subsequent Premium Payments, for example, we could do so in the event of a market disturbance. Any action we take with respect to subsequent Premium Payment restriction or approval will be done following giving notice to you and on a non-discriminatory basis.

The Owner or joint Owner, or Annuitant in the case of a non-natural Owner, must not be older than age 80 on the date that your Contract application is received, in-good-order, in our Annuity Service Center. You must be of minimum legal age in the state where the Contract is being purchased or a guardian must act on your behalf. Optional riders are subject to additional maximum issue age restrictions.

The ForeRetirement II Variable Annuity is available in three share classes, which each have different fees and charges as described in this prospectus. We urge you to discuss with your Financial Intermediary which share class is suitable for your needs. Share class availability and/or charge arrangements may vary based on the Financial Intermediary selling this variable annuity to you. Charges affect your overall rate of return on your Contract Value. In determining whether to invest in a share class subject to a CDSC, or a share class with a relatively higher or lower CDSC or longer or shorter CDSC schedule, important considerations include your liquidity needs, investment horizon and investment flexibility. You should also consider how base contract fees differ among the share classes. In general, base contract fees are higher for a share class with a relatively lower CDSC (or no CDSC) or shorter CDSC schedule. Please note, however, that even though B share and L share are subject to different CDSCs and CDSC schedules, they are subject to the same Premium Based Charge.

It is important that you notify us if you change your address. If your mail is returned to us, we are likely to suspend future mailings until an updated address is obtained. This may include suspending mailings of a Systematic Withdrawal Program and other payments. In addition, we may rely on a third party, including the US Postal Service, to update your current address. Failure to give us a current address may result in payments being subject to incorrect state tax withholding and reporting, and payments due and payable on your annuity contract being considered abandoned property under state law, and remitted to the applicable state.

Every state has unclaimed property laws which generally deem the Contract to be abandoned after a period of inactivity of three to five years from the Contract's maturity date or date the Death Benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary, or if the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which you or the Beneficiary last resided, as shown in records, or to our state of domicile. This "escheatment" is revocable, however, and the state is obligated to pay the Beneficiary if he or she presents the proper documentation to the state. To prevent such escheatment, it is important that you update your Beneficiary designations, including full names and complete addresses, if and as they change.

Can you cancel your Contract after you purchase it?

Yes, under the Right to Examine and Return this Contract provision of your Contract. If for any reason you are not satisfied with your Contract, simply return it within 10 days after you receive it if the Contract is not a replacement, or within 30 days after you receive it if the Contract is a replacement, with a written request for cancellation that indicates your tax-withholding instructions. In some states, you may be allowed more time to cancel your Contract (please refer to Section 12.a. State Variations). We may require additional information, including a signature guarantee, before we can cancel your Contract.

Unless otherwise required by state law, we will pay you your Contract Value (refunding applicable expenses) as of the Valuation Day we receive your properly completed request to cancel (In Good Order) and will refund any sales or Contract charges deducted from the Premiums or imposed under the Contract during the period you owned the Contract. The Contract Value may be more or less than your Premium Payments depending upon the investment performance of your Contract. This means that you bear the risk of any decline in your Contract Value until we receive your notice of cancellation at our Annuity Service Center. In certain states, however, we are required to return your Premium Payment without deduction for any fees, charges or market fluctuations (please refer to Section 12.a. State Variations).

How are Premium Payments applied to your Contract?

Your initial Premium Payment will usually be invested within two Valuation Days of our receipt at our Annuity Service Center of both a properly completed application or order request and the Premium Payment, both being In Good Order. The election of any optional benefits may result in the imposition of Investment Restrictions, as described in Sections 10. Death Benefits and 11. Optional Withdrawal Benefits. If we receive a subsequent Premium Payment before the end of a Valuation Day, it will be invested on the same Valuation Day. If we receive your subsequent Premium Payment after the end of a Valuation Day, it will be invested on the next Valuation Day. If we receive a subsequent Premium Payment on a Non-Valuation Day, the amount will be invested on the next Valuation Day. Unless we receive new instructions, we will invest all Premium Payments based on your last instructions on record. We will send you a confirmation when we invest your Premium Payment. Our approval is required for any Premium Payment if the aggregate of all Premium Payments received from you under this Contract exceeds 150% of the initial Premium. The election of any optional riders may also limit your ability to make additional Premium Payments or the investment allocation of subsequent Premium Payments, as described in the sections of this prospectus explaining those riders. A limitation on additional Premium Payments means that you would not be able to increase your benefits under the Contract or optional riders (such as Lifetime Annual Payments or Death Benefits) by making additional deposits into the Contract.

If the request or other information accompanying the Premium Payment is incomplete or not In Good Order when received, we will hold the money in a non-interest bearing account for up to five Valuation Days (from the Valuation Day that we actually receive your initial Premium Payment at our Annuity Service Center) while we try to obtain complete information. If we cannot obtain the information within five Valuation Days, we will either return the Premium Payment and explain why it could not be processed or keep the Premium Payment if you authorize us to keep it until you provide the necessary information.

Generally, we will receive your application or order request (whether for an initial purchase or a subsequent investment) after your broker-dealer has completed a suitability review. We will then consider if your investment is In Good Order. While the suitability and good order process is underway, Premium Payments will not be applied to your Contract. You will not earn any interest on Premium Payments even if they have been sent to us or deposited into our bank account. We are not responsible for gains or lost investment opportunities incurred during this review period or if your Financial Intermediary asks us to reverse a transaction based on their review of your broker-dealer's recommendations. We, and the firm that sold this Contract to you, may directly or indirectly earn income on your Premium Payments. For more information, contact your Financial Intermediary.

Can we aggregate Contracts?

For purposes of our approval of any Premium Payment, we may aggregate all Premium Payments received from you under all contracts issued by us or by our affiliates.

How is Contract Value calculated before the Annuity Commencement Date?

The Contract Value is the sum of the value of the Fixed Account (for class B and class L shares) and all Funds, and does not include any Withdrawal Base associated with an optional benefit. There are two things that affect the value of your Sub-Accounts: (1) the number of Accumulation Units, and (2) the Accumulation Unit Value. Contract Value is determined by multiplying the number of Accumulation Units by the Accumulation Unit Value. On any Valuation Day the investment performance of the Sub-Accounts will fluctuate with the performance of the Funds.

When Premium Payments are credited to Sub-Accounts within your Account, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium taxes, if applicable, by the Accumulation Unit Value for that day. The more Premium Payments you make to your Account, the more Accumulation Units you will own. You decrease the number of Accumulation Units you have by taking Partial Withdrawals or a full Surrender, settling a Death Benefit claim or by annuitizing your Contract or as a result of the application of certain Contract charges.

To determine the current Accumulation Unit Value, we take the prior Valuation Day's Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day.

The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:

•  the net asset value per share plus applicable distributions per share of each Fund at the end of the current Valuation Day; divided by

•  the net asset value per share of each Fund at the end of the prior Valuation Day; reduced by

•  Contract charges including the deductions for the mortality and expense risk charge and any other periodic expenses and administrative charges including Fund Facilitation Fees, if applicable, divided by the number of days in the year multiplied by the number of days in the Valuation Period.

We will send you a statement at least annually.

What other ways can you invest?

You may enroll in the following features (sometimes called a "Program") for no additional fee. Not all Programs are available with all Contract share classes.

InvestEase

This electronic Funds transfer feature allows you to have money automatically transferred from your checking or savings account and deposited into your Contract on a monthly or quarterly basis. It can be changed or discontinued at any time. The minimum amount for each transfer is $50. You can elect to have transfers made into any available Fund, or the Fixed Account. You cannot use this Program to invest in the DCA Plus Fixed Account.

Example

You decide to enroll in our InvestEase program by investing $100 monthly from either your checking or savings account into your variable annuity on the first business day of each month. Every month your bank will electronically transfer $100 to us to invest in your variable annuity according to the allocation instructions you provided us. Using InvestEase will allow you the opportunity to take advantage of market fluctuations and over time, benefit from a lower average cost, similar to Dollar Cost Averaging (see Dollar Cost Averaging example on page 24). It also allows you the convenience of automatically investing without writing and mailing in checks.

Static Asset Allocation Models

This systematic program allows you to select an asset allocation model based on several potential factors including your risk tolerance, time horizon, investment objectives, or your preference to invest in certain Funds or Fund complexes. Based on these factors, you can select one of several asset allocation models, with each specifying percentage allocations among various Funds available under your Contract. Some asset allocation models are based on generally accepted investment theories that take into account the historic returns of different asset classes (e.g., equities, bonds or cash) over different time periods. Other asset allocation models focus on certain potential investment strategies that could possibly be achieved by investing in particular Funds or Fund complexes and are not based on such investment theories. Static asset allocation models offered from time to time are reflected in your application and marketing materials. If a model(s) is no longer available for new assets, we will continue to rebalance existing assets in the model(s) at the specified frequency. You may obtain a copy of the current models by contacting your Financial Intermediary.

You may invest in an asset allocation model through the Dollar Cost Averaging Program when the Fixed Account or a DCA Plus Fixed Account is the source of the assets to be invested in the asset allocation model you have chosen. You can also participate in these asset allocation models while enrolled in the InvestEase or Systematic Withdrawal Program.

You can switch asset allocation models up to twelve times per year. Your ability to elect or switch into and between asset allocation models may be restricted based on Fund abusive trading restrictions.

Your investments in an asset allocation model will be rebalanced at least quarterly to reflect the model's original percentages and you may cancel your model at any time subject to Investment Restrictions for maintaining certain optional riders.

We have no discretionary authority or control over your investment decisions. These asset allocation models are based on then available Funds and do not include the Fixed Account. We make available educational information and materials (e.g., risk tolerance questionnaire, pie charts, graphs, or case studies) that can help you select an asset allocation model, but we do not recommend asset allocation models or otherwise provide advice as to what asset allocation model may be appropriate for you.

While we will not alter allocation percentages used in any asset allocation model, allocation weightings could be affected by mergers, liquidations, fund substitutions or closures. Availability of these models is subject to Fund company restrictions. Please refer to "What Restrictions Are There on your Ability to Make a Sub-Account Transfer?" below for more information.

You will not be provided with information regarding periodic updates to the Funds and allocation percentages in the asset allocation models, and we will not reallocate your Contract Value based on those updates. Information on updated asset allocation models may be obtained by contacting your Financial Intermediary. If you wish to update your asset allocation model, you may do so by terminating your existing model and re-enrolling into a new one. Investment alternatives other than these asset allocation models are available that may enable you to invest your Contract Value with similar risk and return characteristics. The models available to you may be restricted based on your election of certain optional riders. When considering an asset allocation model for your individual situation, you should consider your other assets, income and investments in addition to this annuity.

Asset allocation does not guarantee that your Contract Value will increase, nor will it protect against a decline if market prices fall. If you choose to participate in an asset allocation program, you are responsible for determining which asset allocation model is best for you. Tools used to assess your risk tolerance may not be accurate and could be useless if your circumstances change over time. Although each asset allocation model is intended to maximize returns given various levels of risk tolerance, an asset allocation model may not perform as intended. Market, asset class or allocation option performance may differ in the future from historical performance and from the assumptions upon which the asset allocation model is based, which could cause an asset allocation model to be ineffective or less effective in reducing volatility. An asset allocation model may perform better or worse than any single Fund, allocation option or any other combination of Funds or allocation options. In addition, the timing of your investment and automatic rebalancing may affect performance. Rebalancing and periodic updating of asset allocation models can cause their component Funds to incur transactional expenses to raise cash for money flowing out of Funds or to buy securities with money flowing into the Funds. Moreover, large outflows of money from the Funds may increase the expenses attributable to the assets remaining in the Funds. These expenses can adversely affect the performance of the relevant Funds and of the asset allocation models. In addition, these inflows and outflows may cause a Fund to hold a large portion of its assets in cash, which could detract from the achievement of the Fund's investment objective, particularly in periods of rising market prices. For additional information regarding the risks of investing in a particular Fund, see that Fund's prospectus.

Additional considerations apply for qualified Contracts with respect to static asset allocation model Programs. Neither we, nor any third-party service provider, nor any of their respective affiliates, is acting as a fiduciary under The Employment Retirement Income Security Act of 1974, as amended (ERISA) or the Code, in providing any information or other communication contemplated by any Program, including, without limitation, any asset allocation models. That information and communications are not intended and may not serve as a primary basis for your investment decisions with respect to your participation in a Program. Before choosing to participate in a Program, you must determine that you are capable of exercising control and management of the assets of the plan and of making an independent and informed decision concerning your participation in the Program. Also, you are solely responsible for determining whether and to what extent the Program is appropriate for you and the assets contained in the qualified Contract. Qualified Contracts are subject to additional rules regarding participation in these Programs. It is your responsibility to ensure compliance of any recommendation in connection with any asset allocation model with governing plan documents.

Example

You have decided you want to invest in a static asset allocation model on a quarterly basis. You decide you're going to invest $300 a quarter into the model through InvestEase on the first business day of each quarter. The model you have chosen is one based on growth and your model is as follows:

ABC VP Growth Fund	25%
XYZ Growth Series	25%
QRS VT Equity Income Fund	20%
LMN Total Return Bond Fund	15%
HGI Bond Portfolio	15%
Total	100%

At the end of the first quarter, the values of each of these funds represent the following percentages:

ABC VP Growth Fund	18%
XYZ Growth Series	16%
QRS VT Equity Income Fund	26%
LMN Total Return Bond Fund	22%
HGI Bond Portfolio	18%
Total	100%

Because the percentages are no longer in alignment with the model's percentages, we will automatically transfer some of your funds in QRS VT Equity Income Fund, LMN Total Return Bond Fund, and HGI Bond Portfolio, which have all increased, to ABC VP Growth Fund and XYZ Growth Series, which have both decreased during the quarter, so the percentages allocated to each of those five funds will now equal the original model:

ABC VP Growth Fund	25%
XYZ Growth Series	25%
QRS VT Equity Income Fund	20%
LMN Total Return Bond Fund	15%
HGI Bond Portfolio	15%
Total	100%

Asset Rebalancing

In asset rebalancing, you select a portfolio of Funds, and we will rebalance your assets at the specified frequency to reflect the original allocation percentages you selected (choice of frequency may be limited when certain optional riders are elected). You can also combine this Program with others such as the Systematic Withdrawal Program, InvestEase and DCA Programs (subject to restrictions). You may designate only one set of asset allocation instructions at a time.

Example

You have decided you want to invest in asset rebalancing on a quarterly basis. You decide you're going to invest $150 a month into six funds you selected through Dollar Cost Averaging from the Fixed Account on the first business day of each month. The funds you have chosen to rebalance are as follows:

DEF Managed Risk Portfolio	50%
ABC U.S. Large Value Portfolio	20%
TUV VIP Growth Fund	15%
OPQ Mid Cap Value Fund	5%
JKL International Growth Portfolio	5%
UVW Foreign VIT Fund	5%
Total	100%

At the end of the first month, the values of each of these funds represent the following percentages:

DEF Managed Risk Portfolio	48%
ABC U.S. Large Value Portfolio	15%
TUV VIP Growth Fund	19%
OPQ Mid Cap Value Fund	4%
JKL International Growth Portfolio	11%
UVW Foreign VIT Fund	3%
Total	100%

Because the percentages are no longer in alignment with the percentages of the six funds you selected at the beginning of the program, we will automatically transfer some of your funds in TUV VIP Growth Fund and JKL International Growth Portfolio, which have both increased, to DEF Managed Risk Portfolio, ABC U.S. Large Value Portfolio, OPQ Mid Cap Value Fund, and UVW Foreign VIT Fund, which have all decreased during the month, so the percentages allocated to each of those six funds will now equal the original percentages you selected:

DEF Managed Risk Portfolio	50%
ABC U.S. Large Value Portfolio	20%
TUV VIP Growth Fund	15%
OPQ Mid Cap Value Fund	5%
JKL International Growth Portfolio	5%
UVW Foreign VIT Fund	5%
Total	100%

Dollar Cost Averaging Programs

Dollar Cost Averaging is a program that allows you to systematically make transfers into Funds over a period of time. Since the transfer into Funds occurs at regularly scheduled intervals, regardless of price fluctuations, you may ultimately have an average cost per share that is lower. We offer three Dollar Cost Averaging Programs:

•  DCA Plus

•  Fixed Amount DCA

•  Earnings/Interest DCA

DCA Plus — This program allows you to earn a fixed rate of interest on investments and is different from the Fixed Account. We determine, at our discretion, the interest rates to be credited. These interest rates may vary depending on the Contract share class you purchased and the date the request for the Program is received. Please consult your Financial Intermediary to determine the interest rate for your Program. DCA Plus is not available for C share class Contracts.

You may elect either the "12-Month Transfer Program" or the "6-Month Transfer Program".

•  Under the 12-Month Transfer Program, new Premium Payments will be credited with an interest rate that will not change for twelve months. You must transfer these investments into available Funds (and not the Fixed Account) during this twelve month period. Unless otherwise depleted, all then remaining Program investments are transferred to the designated destination Funds or other instructions will be sought from you. Transfers out will occur monthly.

•  Under the 6-Month Transfer Program, new Premium Payments will be credited with an interest rate that will not change for six months. You must transfer these investments into available Funds (and not the Fixed Account) during this six month period. Unless otherwise depleted, all then remaining Program investments are transferred to the designated destination Funds or other instructions will be sought from you. Transfers out will occur monthly.

•  Each time you make a subsequent Premium Payment, you can invest in a different rate lock program. Any subsequent investments made are considered a separate rate lock Program investment. You can invest in up to five different rate lock Programs at one time.

•  You must invest at least $5,000 in each rate lock program ($2,000 for IRAs). We will pre-authorize Program investment transfers subject to restrictions.

•  Pre-authorized transfers will begin within fifteen days of receipt of the Program payment provided we receive complete enrollment instructions In Good Order.

•  If a DCA Plus Fixed Account payment is received without enrollment instructions and a DCA Plus Fixed Account is active on the Contract, we will set up the new Program to mirror the existing one. If a DCA Plus Fixed Account payment is received without enrollment instructions and a DCA Plus Fixed Account is not active on the Contract, but if the future investment allocation and a static asset allocation model is active on the Contract, we will set up the new Program to move Funds to the static asset allocation model. Otherwise, we will contact your Financial Intermediary to obtain complete instructions. If we do not receive In Good Order enrollment instructions we will refund the payment for further instruction.

•  If your Program payment is less than the required minimum to commence the Program, we will invest into the destination Funds indicated on the Program instructions accompanying the payment. If Program instructions were not provided and a DCA Plus Fixed Account is active on the Contract, we will apply the payment to the destination Funds of the current DCA Plus Fixed Account. Otherwise, we will contact your Financial Intermediary to obtain further investment instructions.

•  The interest credited under the DCA Plus Fixed Account is not earned on the full amount of your Premium Payment for the entire length of the Program. Program transfers to Sub-Accounts decrease the amount of your Premium Payment remaining in the Program.

•  You may elect to terminate your involvement in this Program at any time. Upon cancellation, all the amounts remaining in the Program will be immediately transferred to the Funds you designated.

Fixed Amount DCA — This feature allows you to regularly transfer (monthly or quarterly) a fixed amount from the Fixed Account (for class B and class L shares) or any Fund(s) into different Fund(s). This program begins fifteen days following our receipt of your instructions to enroll in the feature unless you instruct us otherwise. You must make at least three transfers in order to remain in this Program.

Earnings/Interest DCA — This feature allows you to regularly transfer (monthly or quarterly) the earnings (i.e., any gains over the previous month's or quarter's value) from your investment in the Fixed Account (not available if the C share class Contract was selected) or any Fund(s) into other Fund(s). This program begins two business days following our receipt of your instructions to enroll in the feature plus the frequency selected unless you instruct us otherwise. You must make at least three transfers in order to remain in this Program.

Example

You decide you're going to enroll in Dollar Cost Averaging and transfer $100 monthly from Sub-Account A in your variable annuity to Sub-Account F on the first business day of each month. Every month, your $100 will purchase $100 worth of Accumulation Units of Sub-account F based on that day's Accumulation Unit Value for Sub-Account F.

The table below shows your $100 transfer amounts to Sub-Account F over ten months. Throughout these ten months, you transferred a total of $1,000.

Month	Transfer Amount	Sub-Account F Accumulation Unit Value	Number of Accumulation Units Purchased	Number of Accumulation Units Owned	Sub-Account F Value
1	$100	$10.00	10	10.00	$100.00
2	$100	$10.50	9.52	19.52	$204.96
3	$100	$10.75	9.30	28.82	$309.81
4	$100	$11.00	9.09	37.91	$417.01
5	$100	$10.25	9.75	47.66	$488.51
6	$100	$9.95	10.05	57.71	$574.21
7	$100	$9.80	10.20	67.91	$665.51
8	$100	$9.85	10.15	78.06	$768.89
9	$100	$10.25	9.75	87.81	$900.05
10	$100	$11.25	8.88	96.69	$1,087.76

Your average Accumulation Unit Value is $10.49 (add each Sub-Account F Accumulation Unit Value together and divide by 10), but your average cost is lower at $10.34 ($1,000 total transfers divided by 96.69 total units). Dollar Cost Averaging allowed you to take advantage to the fluctuations in the market as Sub-Account F increased and decreased in value without investing all your money at once and risk investing on a day where Sub-Account F experienced its highest value.

What programs are available for withdrawals?

Systematic Withdrawal Program

This systematic withdrawal feature allows you to make Partial Withdrawals. You can designate the Funds to be withdrawn from and also choose the frequency of Partial Withdrawals (monthly, quarterly, semiannual, or annually). If you select a monthly frequency, we may require payment through electronic transfer. The minimum amount of each Partial Withdrawal is $100. Amounts taken under this Program will count towards the Free Withdrawal Amount (FWA) and may be subject to a CDSC. For more information on the FWA, please see Section 1. Glossary of Terms and Section 8.b. Sales Charges. Amounts received prior to age 59 1/2 may have adverse tax consequences, including an additional 10% federal income tax on the taxable portion of the withdrawal payment. You may be able to satisfy Code Section 72(t)/(q) requirements relating to "substantially equal periodic payments" by enrolling in this Program. Please see Section 13. Federal Tax Considerations and consult your tax adviser for information about the tax consequences associated with your Contract. Your level of participation in this Program may result in your exceeding permissible withdrawal limits under certain optional riders.

Example

You decide you need a Partial Withdrawal at least twice a year for personal reasons. You decide to enroll in our Systematic Withdrawal Program on a semi-annual basis. You have requested $2,000 net on the last business day of June and December, 10% federal tax withholding, no state tax withholding, and to liquidate the funds from ABC VP Growth Fund at 60% and OPQ Mid Cap Value Fund at 40% to be sent to your checking account. Every June and December, we will automatically transfer the $2,000 to your bank electronically after any applicable charges, and federal tax withholding. Using the Systematic Withdrawal Program allows you to conveniently receive funds from your annuity without having to mail in a request. However, should a transfer to your bank account occur during a down market, more Accumulation Units will need to be liquidated to meet your Partial Withdrawal needs. Over time, if the down market persists, your overall performance in the funds you are liquidating from will be lower.

What other Program considerations are there?

•  You may terminate your enrollment in any Program at any time.

•  We may discontinue, modify or amend any of these Programs at any time. Your enrollment authorizes us to automatically and unilaterally amend your enrollment instructions if:

•  any Fund is merged or substituted into another Fund — then your allocations will be directed to the surviving Fund;

•  any Fund is liquidated — then your allocations to that Fund will be directed to any available money market Fund following prior notifications prior to reallocation; or

•  any Fund closure to new allocations — your enrollments in DCA will discontinue and you will need to provide us with new instructions.

You may always provide us with updated instructions following any of these events.

•  Continuous or periodic investment neither insures a profit nor protects against a loss in declining markets. Because these Programs involve continuous investing regardless of fluctuating price levels, you should carefully consider your ability to continue investing through periods of fluctuating prices.

•  All optional Lifetime Withdrawal and Death Benefit riders have different withdrawal limitations. Breaking these limits can have a significant adverse effect on your rights and future benefits. Participation in a systematic withdrawal program may cause you to break these limits.

•  These Programs may be modified, terminated or adversely impacted by the imposition of Fund trading policies.

Can you transfer from one Sub-Account to another?

Yes. During those phases of your Contract when transfers are permissible, you may make transfers between Funds according to the following policies and procedures, as they may be amended from time to time.

What is a Sub-Account Transfer?

A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Contract Value among the Funds available in your Contract. Your transfer request will be processed at the net asset value of each Fund share as of the end of the Valuation Day that it is received In Good Order. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within thirty days of receiving the confirmation.

What Happens When you Request a Sub-Account Transfer?

Many Owners request Sub-Account transfers. Some request transfers (purchases) into a particular Sub-Account, and others request transfers out of (redemptions) a particular Sub-Account. In addition, some Owners allocate new Premium Payments to Sub-Accounts, and others request Partial Withdrawals. We combine all the daily requests to transfer out of a Sub-Account along with all full Surrenders from that Sub-Account and determine how many shares of that Fund we would need to sell to satisfy all Owners' "transfer-out" requests. At the same time, we also combine all the daily requests to transfer into a particular Sub-Account or new Premium Payments allocated to that Sub-Account and determine how many shares of that Fund we would need to buy to satisfy all Owners' "transfer-in" requests.

We may take advantage of our size and available technology to combine sales of a particular Fund for any of the other products offered by us or our affiliates. We also combine transfer-out requests and transfer-in requests. We then "net" these trades by offsetting purchases against redemptions. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. This means that we sometimes reallocate shares of a Fund rather than buy new shares or sell shares of the Fund.

For example, if we combine all transfer-out requests of a stock Fund with all other transfer-out requests of that Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Owners and the owners of other products offered by us, want to transfer-in an amount equal to $300,000 of that same Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.

What Restrictions Are There on your Ability to Make a Sub-Account Transfer?

First, you may make only one Sub-Account transfer request each day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one Sub-Account transfer, however, you cannot transfer the same Contract Value more than once a Valuation Day.

Examples

Transfer Request Per Valuation Day	Permissible?
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account	Yes
Transfer $10,000 from a money market Sub-Account to any number of other Sub-Accounts (dividing the $10,000 among the other Sub-Accounts however you chose)	Yes
Transfer $10,000 from any number of different Sub-Accounts to any number of other Sub-Accounts	Yes
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account and then, before the end of that
same Valuation Day, transfer the same $10,000 from the growth Sub-Account to an international Sub-Account	No

Second, you are allowed to submit a total of 12 Sub-Account transfers, including reallocations, each Contract Year (the transfer rule) by internet or telephone. Sub-Account transfers and reallocations that occur automatically under a dollar cost averaging program or an asset rebalancing program do not count against this limitation. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests and any trade cancellation requests in writing through U.S. Mail or overnight delivery service. In other words, Internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we may send you a letter after your tenth Sub-Account transfer to remind you about the transfer rule. After your twelfth transfer request, we will not allow you to do another Sub-Account transfer by telephone or via the internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.

We reserve the right to aggregate your Contracts (whether currently existing or those recently Surrendered) for the purposes of enforcing these restrictions.

The transfer rule does not apply to Sub-Account transfers that occur automatically as part of a company-sponsored Program, such as a Contract exchange program that may be offered by us from time to time. Reallocations made based on a Fund merger or liquidation also do not count toward this limit. Restrictions may vary based on state law.

We make no assurances that the transfer rule is or will be effective in detecting or preventing market timing.

Third, policies have been designed to restrict excessive Sub-Account transfers. You should not purchase this Contract if you want to make frequent Sub-Account transfers for any reason. Don't purchase this Contract if you plan to engage in "market timing," which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of a Fund. Even if you do not engage in market timing, certain restrictions may be imposed.

Generally, you are subject to Fund trading policies, if any. We are obligated to provide, at the Fund's request, tax identification numbers and other shareholder identifying information contained in our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to serve as a Fund's agent to help monitor compliance with that Fund's trading policy.

We are obligated to follow each Fund's instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning you from making Sub-Account transfers into a Fund or other funds within that fund complex. We are not authorized to grant an exception to a Fund's trading policy. Please refer to each Fund's prospectus for more information. Transactions that cannot be processed because of Fund trading policies will be considered not In Good Order.

In certain circumstances, Fund trading policies do not apply or may be limited. For instance:

•  Certain types of broker-dealers may not be required to provide us with shareholder information.

•  Excepted funds, such as money market funds and any Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any broker-dealer that a Fund treats as a single investor.

•  A Fund can decide to exempt categories of Contract holders whose Contracts are subject to inconsistent trading restrictions or none at all.

•  Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company-sponsored contractual or systematic program such as transfers of assets as a result of Dollar Cost Averaging programs, asset allocation programs, automatic rebalancing programs, Annuity Payouts, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a result of any deduction of charges or fees under a Contract; or (iv) as a result of payments such as scheduled contributions, scheduled Partial Withdrawals or full Surrenders, retirement plan salary reduction contributions, or planned Premium Payments.

Possibility of undetected abusive trading or market timing. We may not be able to detect or prevent all abusive trading or market timing activities. For instance:

•  Since we net all the purchases and redemptions for a particular Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.

•  Certain forms of variable annuities and types of Funds may be attractive to market timers. We cannot provide assurances that we will be capable of addressing possible abuses in a timely manner.

•  These policies apply only to individuals and entities that own this Contract or have the right to make transfers (regardless of whether requests are made by you or anyone else acting on your behalf). However, the Funds that make up the Sub-Accounts of this Contract are also available for use with many different variable life insurance policies, variable annuity products and funding agreements, and are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all.

•  In some cases, we are unable to count the number of Sub-Account transfers requested by group annuity participants co-investing in the same Funds (participants) or enforce the transfer rule because we do not keep participants' account records for a Contract. In those cases, the participant account records and participant Sub-Account transfer information are kept by such owners or its third-party service provider. These owners and third-party service providers may provide us with limited information or no information at all regarding participant Sub-Account transfers.

How are you affected by frequent Sub-Account Transfers?

We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Contract Value. This may also lower the Death Benefit paid to your Beneficiary or lower Annuity Payouts for your Payee as well as reduce the value of other optional benefits available under your Contract.

Separate Account investors could be prevented from purchasing Fund shares if we reach an impasse on the execution of a Fund's trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all our variable product investors of the Fund and we cannot reach a mutually acceptable agreement on how to treat an investor who, in a Fund's opinion, has violated the Fund's trading policy.

In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Owner to provide the information. If the Owner does not provide the information, we may be directed by the Fund to restrict the Owner from further purchases of Fund shares. In those cases, all participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.

Mail, Telephone and Internet Transfers

You may make transfers through the mail or through your Financial Intermediary. You may also make transfers by calling us or through our website. Transfer instructions received by telephone before the end of any Valuation Day will be carried out at the end of that day. Otherwise, the instructions will be carried out at the end of the next Valuation Day.

Transfer instructions you send electronically are considered to be received by us at the time and date stated on the electronic acknowledgement we return to you. If the time and date indicated on the acknowledgement is before the end of any Valuation Day, the instructions will be carried out at the end of that Valuation Day. Otherwise, the instructions will be carried out at the end of the next Valuation Day. If you do not receive an electronic acknowledgement, you should contact us as soon as possible.

We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly reporting any inaccuracy or discrepancy to us and your Financial Intermediary. Any verbal communication should be re-confirmed in writing.

Telephone or Internet transfer requests may currently only be cancelled by calling us before the end of the Valuation Day you made the transfer request.

We, our agents, or our affiliates are not responsible for losses resulting from telephone or electronic requests that we believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through our website are genuine, including a requirement that Owners provide certain identification information, including a personal identification number. We record all telephone transfer instructions. We may suspend, modify, or terminate telephone or electronic transfer privileges at any time, for any reason.

Power of Attorney

You may authorize another person to conduct financial and other transactions on your behalf by submitting a completed power of attorney form that meets the power of attorney requirements of your resident state law. Once we have the completed form on file at our Annuity Service Center, we will accept transaction requests, including transfer instructions, subject to our transfer restrictions, from your designated third party until we receive new instructions in writing (and In Good Order) from you.

b. Charges and Fees

This section describes the charges and fees that we deduct under the Contract in consideration for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges deducted under the Contract may result in a profit to us.

In addition to the following charges, there are optional riders that if elected, assess an additional charge. Please see Sections 10. Death Benefits and 11. Optional Withdrawal Benefits for more information. The ForeRetirement II Variable Annuity is available in multiple share classes, which each have different fees and charges as described in this prospectus. Your Financial Intermediary's commission may also differ depending upon the share class selected. You should discuss which share class is right for you with your Financial Intermediary based on the available options. Important share class considerations include, but are not limited to, your investment holding period and investment flexibility.

Mortality and Expense Risk Charge

We deduct a daily charge for assuming mortality and expense risks under the Contract. This charge is deducted from your Sub-Account Value. The annualized charge is equal to 0.45% for B share, 1.45% for C share, and 0.90% for L share, as a percentage of average daily Contract Value and is assessed on a daily basis.

The mortality and expense risk charge is broken into charges for mortality risks and for an expense risk:

•  Mortality risk — There are two types of mortality risks that we assume, those made while your Premium Payments are accumulating and those made once Annuity Payouts have begun.

During the accumulation phase of your Contract, we are required to cover any difference between the Death Benefit paid and the Surrender Value. These differences may occur in periods of declining value or in periods when any CDSCs would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.

Once Annuity Payouts have begun, we may be required to make Annuity Payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.

•  Expense risk — We also bear an expense risk that the sales charges (if applicable), Premium Based Charge (if applicable) and the Annual Maintenance Fee collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.

Annuity Payouts will not be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The mortality and expense risk charge enables us to keep our commitments and to pay you as planned. If the mortality and expense risk charge under a Contract is insufficient to cover our actual costs, we will bear the loss. If the mortality and expense risk charge exceeds these costs, we keep the excess as profit. We may use these profits, as well as revenue sharing and Rule 12b-1 fees received from certain Funds, for any proper corporate purpose including, among other things, payment of sales expenses, including the fees paid to distributors. We expect to make a profit from the mortality and expense risk charge.

Annual Maintenance Fee

The Annual Maintenance Fee is a flat $50 fee that is deducted from your Contract Value to reimburse us for expenses relating to the administrative maintenance of the Contract and your Account. The annual charge is deducted on a Contract Anniversary or when the Contract is fully Surrendered if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Account in which you are invested.

We will waive the Annual Maintenance Fee if your Contract Value on your Contract Anniversary, or when you fully Surrender your Contract, is $50,000 or more. In addition, if you have multiple Contracts with a combined Contract Value of $100,000 or greater, we may waive the Annual Maintenance Fee on all Contracts. However, we may, but are not obligated to, limit the number of waivers to a total of six Contracts. We also may waive the Annual Maintenance Fee under certain other conditions.

Administrative Charge

We apply a daily administrative charge against all Contract Values held in the Separate Account during both the accumulation and annuity phases of the Contract. The annualized charge is equal to 0.20% as a percentage of average daily Contract Value and is assessed on a daily basis. This charge compensates us for administrative expenses that exceed revenues from the Annual Maintenance Fee described above. There is not necessarily a relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributable to that Contract; expenses may be more or less than the charge.

Premium Based Charge (B and L Share Contracts)

We apply a quarterly Premium Based Charge, if applicable, against all Premium Payments based on Remaining Gross Premiums. The Premium Based Charge will be assessed only with respect to Contract Value invested in Sub-Accounts and not investments in the Fixed Account. The Premium Based Charge is intended to compensate us for a portion of our acquisition expenses, including promotion and distribution of the Contract. A Premium Based Charge will be deducted upon:

1.  each Quarterly Contract Anniversary; and/or

2.  full Surrender.

The amount of Remaining Gross Premium used for calculating the Premium Based Charge is determined on the date of each of the above transactions.

The Premium Based Charge is not assessed on Partial Withdrawals, upon annuitization, or upon the death of the Contract Owner.

Please see Premium Based Charge Examples 1-2 in Appendix A.

If a Beneficiary elects to continue the Contract under any of the available options described in Section 10. Death Benefits, we will continue to deduct the Premium Based Charge, based on the portion of Remaining Gross Premium applicable for that Beneficiary. The Premium Based Charge is taken proportionally out of the Sub-Accounts.

Please see Premium Based Charge Example 2 in Appendix A for an example of how the Premium Based Charge and CDSC work together.

Fund Facilitation Fee

We apply a daily fund facilitation fee to the assets in certain Sub-Accounts at annualized rates.

The Fund Facilitation Fee allows us to offer the Funds underlying these certain Sub-Accounts to you, even though the amounts paid to us by the Funds may not be sufficient to allow us to meet our expenses and revenue targets. While we reserve the right to increase the Fund Facilitation Fee for any of these Sub-Accounts, such a change will not be applied to existing Contract Owners.

Premium Taxes

A deduction is also made for Premium taxes, if any, imposed on us by a state, municipality, or other governmental entity. The tax, currently ranging from 0% to 3.5% is assessed, when annuity payments begin or upon full Surrender. We will pay Premium taxes at the time imposed under applicable law. We may deduct Premium taxes at the time we pay such taxes to the applicable taxing authorities, upon full Surrender, or when annuity payments commence.

Sales Charges

Contingent Deferred Sales Charges (CDSC) (B and L Share Contracts)

Subject to the exclusions below, we may deduct a CDSC when you make full Surrenders, Partial Withdrawals or withdraw Commuted Value of Annuity Payouts under Annuity Payout Options Three, Five or Six. This charge is designed to recover acquisition expenses that have not yet been recouped from revenue generated by your Contract. Premium Payments will be taken out on a first-in, first-out basis. This may impact whether subsequent Partial Withdrawals might be subject to a CDSC. Please see Sections 8.c. Surrenders and Partial Withdrawals, and 8.d. Annuity Payouts, for more information regarding when a CDSC may be applied.

We use the following general approach to calculating your CDSC:

Step 1.  Remaining Gross Premium not subject to CDSC that have been invested for longer than the applicable CDSC period can always be taken out free of any CDSC. The applicable CDSC period begins on the date we receive the Premium Payment. Please see Section 4. Fee Summary for a description of CDSC periods applicable to your share class.

Step 2.  If the amount of money that you wish to take out is less than your FWA (Free Withdrawal Amount, as described below), plus any amount from step 1, then this sum will also be paid to you without the imposition of a CDSC. No further steps will be applied.

Step 3.  Assuming that steps 1 and 2 do not apply because the amount of money that you wish to take out is more than your FWA and is still subject to a CDSC, then we will deduct your FWA from the amount of the money you wish to take out and then process your request using steps 4-6.

Step 4.  We will then multiply Remaining Gross Premiums still subject to CDSC by a factor. The factor is equal to the amount of money resulting from step 3 divided by the Contract Value above the available FWA. If you take a Surrender during declining market conditions, Remaining Gross Premiums will have the effect of increasing the percentage of your Contract Value that is subject to a CDSC.

Step 5.  We will then take the amount of Remaining Gross Premium resulting from step 4 and multiply it by the corresponding CDSC percentage as shown in the Fee Summary using the applicable CDSC schedule. Each Premium Payment has its own CDSC schedule regardless of whether it has been invested in the Sub-Accounts or the Fixed Account.

Step 6.  We then deduct the CDSC calculated in step 5 from the amount of money in step 3, plus FWA and pay the remaining balance to you.

These same steps are generally used when a CDSC is charged upon Annuity Payouts (as applicable under the Annuity Payout Options noted above).

Please refer to CDSC Examples 1-5 in Appendix A for further information about how these formulas will be applied.

The following are NOT subject to a CDSC:

•  Free Withdrawal Amount — During a period when a CDSC may be applied, you may fully Surrender up to the greater of:

•  5% of premium that would otherwise be subject to a CDSC, or

•  earnings.

We compute the FWA as of the end of the Valuation Day when a Partial Withdrawal, full Surrender or commutation request is received by us In Good Order. The full FWA is available each Contract Year, but any amount not taken in one year will not carry over to the next.

•  Lifetime Annual Payments. See Glossary for a definition of Lifetime Annual Payments.

•  If you are a patient in a certified long-term care facility or other eligible facility — CDSC will be waived for a Partial Withdrawal or full Surrender if you or the joint Owner, or Annuitant in the case of a non-natural Owner, are confined for at least 90 calendar days to a facility which: (i) provides skilled nursing care under the supervision of a physician; and (ii) has 24 hour a day nursing services by or under the supervision of a registered nurse; and (iii) keeps a daily medical record of each patient.

For this waiver to apply, you must:

•  have owned the Contract continuously since it was issued,

•  provide written proof of your eligibility satisfactory to us, and

•  request a Partial Withdrawal or the full Surrender within ninety-one calendar days after the last day that you are an eligible patient in a recognized facility or nursing home.

This waiver is not available if the Owner or the joint Owner is in a facility or nursing home when you purchase the Contract. We will not waive any CDSC applicable to any Premium Payments made while you are in an eligible facility or nursing home. This waiver can be used any time after the first 90 days in a certified long-term care facility or other eligible facility up until 91 days after exiting such a facility. This waiver may not be available in all states.

•  Upon death of any Owner(s) — CDSC will be waived if any Owner(s) dies.

•  Upon Annuitization — CDSC will be waived when you annuitize the Contract. However, we will charge a CDSC if the Contract is fully Surrendered or a Partial Withdrawal is taken during the CDSC period under an Annuity Payout Option which allows commutation.

•  For RMDs — CDSC will be waived for any Owner who has attained the "applicable age" under the Code with a Contract held under an IRA (or issued as an IRA) who withdraws an amount equal to or less than the RMD with respect to the Contract for either one of the calendar years in which the Contract Year occurs, related to this Contract (excluding inherited IRAs). All requests for RMDs must be in writing.

•  For substantially equal periodic payments — CDSC will be waived if you take Partial Withdrawals under the Systematic Withdrawal Program where you receive a scheduled series of substantially equal periodic payments over the period required under the Code and for the greater of five years or to age 59 1/2.

•  Upon cancellation during the Right to Cancel Period — CDSC will be waived if you cancel your Contract during the Right to Cancel Period.

•  Exchanges — As an accommodation, we may, at our discretion, time-credit CDSC for the time that you held an annuity previously issued by us.

•  Settlements — We may, at our discretion, waive or time-credit CDSCs in connection with the settlement of disputes or if required by regulatory authorities.

Charges Against the Funds

Annual fund operating expenses — The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund reflects investment advisory fees, distribution charges, operating expenses and administrative expenses already deducted from the assets of the Funds. These charges are described in the Funds' prospectuses, in Section 4. Fee Summary and in Appendix B — Funds Available Under the Contract.

Reduced Fees and Charges

We may offer, at our discretion, reduced fees and charges for certain Contracts (including employer-sponsored savings plans) which may result in decreased costs and expenses. We will not permit a reduction or elimination of charges where it would be unfairly discriminatory.

c. Surrenders and Partial Withdrawals

What kinds of full Surrenders and Partial Withdrawals are available?

Before the Annuity Commencement Date:

Full Surrenders/Contract Termination — When you fully Surrender or terminate your Contract before the Annuity Commencement Date, the Surrender Value of the Contract will be made in a lump sum payment. The Surrender Value is the Contract Value minus any applicable Premium taxes, CDSCs, a pro-rated portion of optional benefit charges, if applicable, a pro-rated portion of Premium Based Charges, if applicable, and the Annual Maintenance Fee, if applicable. The Surrender Value may be more or less than the amount of the Premium Payments made to a Contract.

Partial Withdrawals — You may request a Partial Withdrawal of Contract Value at any time before the Annuity Commencement Date. We will deduct any applicable CDSC. You can request that we deduct this charge in either of two ways. One option, a gross withdrawal, is to deduct the CDSC from the amount that you request. The other option, a net of charges withdrawal, is to fully Surrender an amount of Contract Value greater than what you requested, but after the deduction of CDSC will result in payment to you of the amount you requested. Because the net of charges withdrawal will Surrender a greater amount of Contract Value, your CDSC may be greater under this method. Our default option is a gross withdrawal. Please see CDSC Examples 1-5 in Appendix A.

Partial Withdrawals of Contract Value are taken proportionally out of the Sub-Accounts and the Fixed Account including the DCA Plus Fixed Account, unless you direct us otherwise (this may be limited to pro-rata Surrenders if optional benefits are elected).

There are several restrictions on Partial Withdrawals of Contract Value before the Annuity Commencement Date:

•  the Partial Withdrawal of Contract Value must be at least equal to $500, and

•  your Contract Value following the Partial Withdrawal must be equal to or greater than the Minimum Contract Value set forth in your Contract. The Minimum Contract Value refers to the minimum Contract Value that you must maintain within this Contract. If you fail to comply, we reserve the right to fully terminate your Contract. The Contract Minimum Value varies by Contract share class and may also vary if you have elected certain optional riders. Currently the Minimum Contract Value for Class B, C and L shares is $2,500. We may increase this minimum from time to time, but in no event shall the minimum exceed $10,000, and in many states, cannot be increased after your Contract is issued (see Section 12.a. State Variations for details). Please see "What effect do Partial Withdrawals or full Surrenders have on your benefits" under Daily Step Up Withdrawal Benefit for a description of the effect of Partial Withdrawals and the Minimum Contract Value when you elect this rider.

Partial Withdrawals will reduce your Standard Death Benefit on a dollar-for-dollar basis. Please see Section 10. Death Benefits describing the optional Death Benefit riders for a description of how Partial Withdrawals affect benefits under those riders.

Please consult with your Financial Intermediary to be sure that you fully understand the ways a Partial Withdrawal will affect your Contract.

After the Annuity Commencement Date:

Full Surrenders/Contract Termination — You may fully Surrender or terminate your Contract on or after the Annuity Commencement Date only if you selected Annuity Payout Options Three, Five, or Six. In the event you terminate your Contract after electing Annuity Payout Option Three or Five you will forfeit the life contingent payments payable under these options. Upon Contract termination, we pay you the Commuted Value, minus any applicable CDSCs and any applicable Premium Tax.

Partial Withdrawals — Partial Withdrawals are permitted after the Annuity Commencement Date if you select Annuity Payout Option Three, Five, or Six. Upon Partial Withdrawal we will pay you the Commuted Value minus any applicable CDSC.

Not all Annuity Payout Options may be available if the Contract is issued to qualify under Code Section 408 or 408A.

What is the Commuted Value?

You may choose to accelerate Annuity Payouts under certain Annuity Payout Options to be received in one lump sum. This is referred to as commuting your Annuity Payout.

The amount that you request to commute must be at least equal to $500. There will be a waiting period of at least thirty days for payment of any lump sum commutation.

Commuted Value is determined on the day we receive your written request.

How do you request a Partial Withdrawal or full Surrender?

Requests for full Surrenders terminating your Contract and Partial Withdrawals must be in writing. We will send your money within seven days of receiving complete instructions In Good Order. However, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC permits and orders postponement or (d) the SEC determines that an emergency exists to restrict valuation. We may also postpone payment of Surrenders with respect to a money market Fund if the board of directors of the underlying money market Fund suspends redemptions from the Fund in connection with the Fund's plan of liquidation, in compliance with rules of the SEC or an order of the SEC.

Written Requests — Complete a Surrender form or send us a letter, signed by you, to our Annuity Service Center stating:

•  the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges,

•  your tax withholding amount or percentage, if any, and

•  your mailing address.

You may submit this form to our Annuity Service Center via fax.

Unless you specify otherwise, we will provide the dollar amount you want to receive minus applicable taxes and charges as the default option.

If there are joint Owners, both must authorize these transactions. For a Partial Withdrawal, specify the Sub-Accounts that you want your withdrawal to come from (this may be limited to pro-rata withdrawals if optional benefits are elected); otherwise, the withdrawal will be taken in proportion to the value in each Sub-Account and the Fixed Account, including the DCA Plus Fixed Account.

Internet Requests — We do not currently offer Partial Withdrawals or full Surrenders via the internet. If in the future we offer internet withdrawals, we must receive your completed internet Partial Withdrawal program enrollment form In Good Order at our Annuity Service Center. If there are joint Owners, both must sign this form. By signing the form, you authorize us to accept internet instructions for Partial Withdrawals from either Owner. Internet authorization will remain in effect until we receive a written cancellation notice from you or your joint Owner, we discontinue the program, or you are no longer the Owner of the Contract. Please call us with any questions regarding restrictions on internet withdrawals. We may modify the requirements for internet withdrawals at any time.

Internet withdrawal instructions received before the end of a Valuation Day will be processed at the end of that Valuation Day. Otherwise, your request will be processed at the end of the next Valuation Day.

Completing a power of attorney form for another person to act on your behalf may prevent you from making Partial Withdrawals via the internet.

What should be considered about taxes?

There are certain tax consequences associated with Partial Withdrawals and full Surrenders. Taking these actions before age 59 1/2 may result in an additional 10% federal tax.

We do not monitor Partial Withdrawal or full Surrender requests. Consult your personal tax adviser to determine whether a full Surrender or Partial Withdrawal is permissible, and discuss whether such full Surrender or Partial Withdrawal will be taxable and subject to the additional 10% federal income tax.

If you own more than one Contract issued by us or our affiliates in the same calendar year, then these Contracts may be treated as one Contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date.

Please see Section 13. Federal Tax Considerations for more information.

d. Annuity Payouts

You must commence taking Annuity Payouts no later than when you reach your Annuity Commencement Date. Generally speaking, when you annuitize your Contract, you begin the process of converting Accumulation Units into what is known as the payout phase. The payout phase starts when you annuitize your Contract or with your Annuity Commencement Date and ends when we make the last payment required under your Contract. Once you annuitize your Contract, you may no longer make any Premium Payments. Please check with your Financial Intermediary to select the Annuity Payout Option that best meets your income needs. All Annuity Payout Options are subject to availability in your state. In addition, your choice of Annuity Payout Option may be limited as discussed in the Annuity Payout Option section below. Annuitizing your Contract may result in the termination of optional riders and will result in the termination of any Death Benefit; see Sections 10. Death Benefits and 11. Optional Withdrawal Benefits dealing with the optional riders for detailed information.

Upon Annuitization, your Contract Value will be moved to the General Account.

When do your Annuity Payouts begin?

Contract Value (minus any applicable Premium Taxes) may only be annuitized on the Annuity Commencement Date.

Your Annuity Commencement Date cannot be earlier than your first Contract Anniversary. In no event, however, may the Annuity Commencement Date be later than:

•  The later of the oldest Owner's 90th birthday (or if the Owner is a non-natural person, the Annuitant's 90th birthday) or 10 years from the Contract Issue Date (subject to state variation);

•  The Annuity Commencement Date stated in an extension request (subject to your broker-dealer's rules for granting extension requests) received by us not less than thirty days prior to a scheduled Annuity Commencement Date.

Extending your Annuity Commencement Date may have tax consequences. You should consult a qualified tax adviser before doing so.

We reserve the right, at our discretion, to refuse to extend your Annuity Commencement Date regardless of whether we may have granted extensions in the past to you or other similarly situated investors. Your broker-dealer may ask us to prohibit Annuity Commencement Date extensions beyond when the oldest Owner, or Annuitant in the case of a non-natural Owner, turns age 95. Please ask your Financial Intermediary whether you are affected by any such prohibition and make sure that you fully understand the implications this might have in regard to your Death Benefits. We will not extend the Annuity Commencement Date beyond the oldest Owner's 100th birthday, or if the Owner is a non-natural person, the Annuitant's 100th birthday.

Except as otherwise provided, the Annuity Calculation Date is when the amount of your Annuity Payout is determined. This occurs within five Valuation Days before your selected Annuity Commencement Date.

All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payout, if an Annuity Payout date falls on a Non-Valuation Day, the Annuity Payout is computed on the prior Valuation Day. If the Annuity Payout date does not occur in a given month due to a leap year or months with only thirty days (i.e., the 31st), the Annuity Payout will be computed on the last Valuation Day of the month.

Which Annuity Payout Option do you want to use?

Your Contract contains the Annuity Payout Options described below. However, certain Annuity Payout Options and/or certain period durations may not be available, depending on the age of the Annuitant and whether your Contract is a qualified Contract that is subject to limitations under the Required Minimum Distribution rules of Section 401(a)(9) of the Code. We may at times offer other Annuity Payout Options. We may change these Annuity Payout Options at any time. Once we begin to make Annuity Payouts, the Annuity Payout Option cannot be changed.

If any Owner or Annuitant dies on or after the Annuity Commencement Date and before all benefits under the Annuity Payout Option you selected have been paid, we generally will pay any remaining portion of such benefits at least as rapidly as under the Annuity Payout Option in effect when the Owner or Annuitant died. However, in the case of a qualified Contract, the Required Minimum Distribution rules of Code Section 401(a)(9) may require any remaining portion of such benefits to be paid more rapidly than originally scheduled. In that regard, it is important to understand that in the case of a qualified Contract, once Annuity Payouts start under an Annuity Option it may be necessary to modify those payments following the Annuitant's death in order to comply with the Required Minimum Distribution rules. See the section in this prospectus on Information Regarding IRAs.

•  Option 1 — Life Annuity with Cash Refund

We will make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we will calculate the sum of all Annuity Payouts that were made. If the sum of such Annuity Payments at the time of the Annuitant's death does not equal or exceed the Contract Value

(minus any applicable Premium Taxes) at the time of annuitization, we will pay the Beneficiary the difference between the sum of the Annuity Payouts and the Contract Value (minus any applicable Premium Taxes) at annuitization.

•  Option 2 — Life Annuity

We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first payout, two Annuity Payouts if the Annuitant dies after the second payout, and so forth.

•  Option 3 — Life Annuity With Guaranteed Payments for 10 Years

We will make Annuity Payouts as long as the Annuitant is living, but we at least guarantee to make Annuity Payouts for 10 years. If the Annuitant dies before 10 years have passed, then the Beneficiary may elect to continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum.

•  Option 4 — Joint and Last Survivor Life Annuity

We will make Annuity Payouts as long as the Annuitant and Joint Annuitant are living. When one Annuitant dies, we continue to make Annuity Payouts until that second Annuitant dies.

For qualified Contracts, the Joint and Last Survivor Life Annuity Option is only available when the Joint Annuitant is a Spouse, or not more than 10 years younger than the Annuitant.

•  Option 5 — Joint and Last Survivor Life Annuity Guaranteed Payments for 10 Years

We will make Annuity Payouts as long as either the Annuitant or Joint Annuitant are living, but we at least guarantee to make Annuity Payouts for 10 years. If the Annuitant and the Joint Annuitant both die before ten years have passed, then the Beneficiary may continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum.

For Qualified Contracts, the Joint and Last Survivor Life Annuity Guaranteed Payments for 10 Years Option is only available when the joint annuitant is a spouse, or not more than 10 years younger than the Annuitant.

•  Option 6 — Guaranteed Payment Period Annuity

We agree to make payments for a specified time. The minimum period that you can select is 10 years. The maximum period that you can select is 30 years. If, at the death of the Annuitant, Annuity Payouts have been made for less than the time period selected, then the Beneficiary may elect to continue the remaining Annuity Payouts or receive the Commuted Value in one sum.

For qualified Contracts, we agree to make payments for a specified time. The minimum period that you can select is 10 years. The maximum period that you can select is 30 years. These time periods are subject to applicable RMD limits. If, at the death of the Annuitant, Annuity Payouts have been made for less than the time period selected, an eligible designated beneficiary generally may elect to continue the remaining Annuity Payouts or receive the Commuted Value in one sum provided that all the payments must be completed within the timeframe required by federal tax law. If the Beneficiary is not an eligible designated beneficiary, the remaining annuity payments must be completed within ten years from the date of death of the Annuitant, or the Beneficiary can receive the Commuted Value in one sum before the end of the 10-year period.

For qualified Contracts, the Annuity Payouts may need to be accelerated in order to comply with federal tax law requirements regarding Required Minimum Distributions.

You cannot terminate your Contract once Annuity Payouts begin, unless you have selected Annuity Payout Options Three, Five or Six. A CDSC, if applicable, may be deducted.

For certain qualified Contracts, if you elect an Annuity Payout Option with a Guaranteed Payment Period, the guaranteed number of years must be less than the life expectancy of the Annuitant at the time the Annuity Payouts begin. We compute life expectancy using the IRS mortality tables.

Automatic Annuity Payouts

In most states, if you do not elect an Annuity Payout Option, quarterly Annuity Payouts will automatically begin on the Annuity Commencement Date under Annuity Payout Option Three. In other states, if you do not elect an Annuity Payout Option, quarterly Annuity Payouts will automatically begin on the Annuity Commencement Date under Annuity Payout Option One (see Section 12.a. State Variations for details).

How often do you want the Payee to receive Annuity Payouts?

In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:

•  monthly (only available with direct deposit),

•  quarterly,

•  semi-annually, or

•  annually.

Once you select a frequency, it cannot be changed. When selecting a frequency other than monthly, the Payout Purchase Rate used to determine Annuity Payouts will be adjusted by a factor. The factor accounts for the current value of accelerated Payouts, and will result in a Payout that is less than the sum of each monthly Payout that would have been paid during the same period of time. If you do not make a selection, the Payee will receive quarterly Annuity Payouts. You must select a frequency that results in an Annuity Payout of at least $100. If the amount falls below $100, we have the right to change the frequency to bring the Annuity Payout up to at least $100.

•  Fixed Dollar Amount Annuity Payouts

You will receive equal fixed dollar amount Annuity Payouts throughout the Annuity Payout period. Fixed dollar amount Annuity Payout amounts are determined by multiplying the Contract Value, minus any applicable Premium taxes, by an annuity rate set by us.

9. Benefits Under the Contract

The following tables summarize information about the benefits available under the Contract.

STANDARD BENEFITS (No Additional Charge)

Name of Benefit	Purpose	Brief Description of Restrictions/Limitations
InvestEase	Electronic transfer of funds from your bank account into your Contract on a monthly or quarterly basis.	• Minimum amount for each transfer is $50. • Cannot use this Program to invest in the DCA Plus Fixed Account.
Static Asset Allocation Models	Model allocations among Fund options that may be based on factors such as, e.g., risk, investment time horizon, or certain Funds or Fund complexes.	• May invest through the Dollar Cost Averaging Program when the Fixed Account or a DCA Plus Fixed Account is the source of the assets to be invested.
• Investments will be automatically rebalanced quarterly.
• Fixed Account excluded from models.
• You will not be provided with information regarding model updates.
• Your allocations will not be automatically changed if there are model updates.
• Program transfers do not count against transfer limitations.
Asset Rebalancing	Provides for automatic rebalancing of your Fund option selections based on your allocation instructions.	• May have only one set of standing asset allocation instructions. • Fixed Account is excluded. • Program transfers do not count against transfer limitations.
Dollar Cost Averaging — DCA Plus	Provides for monthly transfers from a DCA Plus Fixed Account to the Fund options over a period of time, while amounts remaining in the DCA Plus Fixed Account are credited interest.	• Limited to 6-month or 12-month durations.
• Not available under C share class Contracts.
• Amounts can be transferred only to the Fund options.
• Each investment in a DCA Plus Fixed Account is considered a separate DCA Plus program.
• Interest rates may differ for simultaneous DCA Plus programs.
• Up to five simultaneous DCA Plus programs.
• Minimum starting investment: $5,000 ($2,000 for IRAs).
• Program transfers do not count against transfer limitations.

STANDARD BENEFITS (No Additional Charge) (continued)

Name of Benefit	Purpose	Brief Description of Restrictions/Limitations
Dollar Cost Averaging — Fixed Amount DCA	Provides for regular transfers of a fixed amount from any Fund option or the Fixed Account (for class B and class L shares) to one or more Fund options.	• Amounts can be transferred only to one or more other Fund options.
• Transfers may be monthly or quarterly.
• Must make at least three transfers to remain in the program.
• Program transfers do not count against transfer limitations.
Dollar Cost Averaging — Earnings/Interest DCA	Provides for regular transfers of earnings or interest from any Fund option or the Fixed Account (for class B and class L shares), respectively, to one or more Fund options.	• Amounts can be transferred only to one or more other Fund options.
• Transfers may be monthly or quarterly.
• Must make at least three transfers to remain in the program.
• Program transfers do not count against transfer limitations.
Systematic Withdrawal Program	Provides for automatic partial withdrawals based on the amount and frequency that you select.	• Withdrawals may occur monthly, quarterly, semi-annually, or annually.
• Minimum withdrawal is $100.
• Withdrawals count against the Free Withdrawal Amount.
• Withdrawals may be subject to a CDSC and income taxes, including an additional 10% tax if taken prior to age 59 1/2.
Nursing Home Waiver	Allows for the waiver of CDSC applicable to Partial Withdrawals and full surrenders if certain requirements are met.	• CDSC waived if Owner or joint Owner confined to a certified long-term care facility or other eligible facility (subject to certain requirements) for at least 90 calendar days.
• Must own contract continuously since date of issue.
• Not available if Owner or joint Owner was confined in an eligible nursing home or facility when Contract was issued.
• Does not apply to CDSCs on Premium Payments made while you are confined to an eligible nursing home or facility.
• Can be used any time after the first 90 days in an eligible nursing home or facility until 91 days after exiting such nursing home or facility.
• Other fees may apply upon full surrender, including Premium Based Charges.
Standard Death Benefit	Provides for a death benefit equal to the Contract Value.	• Withdrawals may significantly reduce the benefit. • May be replaced by the optional Death Benefit if elected. • Annuitizing the Contract terminates the benefit.

OPTIONAL BENEFITS

Name of Benefit	Purpose	Maximum Fee	Current Charge	Brief Description of Restrictions/Limitations
Return of Premium	Provides a death benefit equal to the greater of (a) Premium Payments adjusted for Partial Withdrawals; or (b) Contract Value that we will pay if the Owner or joint Owner, or Annuitant in the case of a non-natural Owner, dies before we begin to make Annuity Payouts.	0.75% (as a percentage of Premium Payments adjusted for Partial Withdrawals)	0.15%	• Maximum age at time of election is age 80.
• May not be elected by non-natural Owners after the Contract has been issued.
• If elected after Contract issuance, benefits are calculated beginning on the date of benefit election, not the date of Contract issuance.
• Benefit limited to Contract Value plus $1 million.
• Withdrawals may significantly reduce the benefit.
• Premium Payments may be subject to additional restrictions.
• May be voluntarily terminated under certain conditions.
• Annuitizing the Contract terminates the benefit.
• Other actions will cause the benefit to terminate (e.g., ownership changes).
• May not be re-elected after termination.
Legacy Lock II

Provides a death benefit equal to the greatest of: (a) Enhanced Return of Premium (Premium Payments adjusted for certain Partial Withdrawals), (b) Base Return of Premium (as defined in the Glossary); or (c) Contract Value that we will pay if the Owner or joint Owner, or Annuitant in the case of a non-natural Owner, dies before we begin to make Annuity Payouts.

1.50% (as a percentage of the greater of (a) Enhanced Return of Premium or (b) Return of Premium Death Benefit)	With Daily Step Up: 0.85% Without Daily Step Up: 1.15% for ages 0-60 and 1.25% for ages 61-65	• Maximum age at time of election is age 70 with the Daily Step Up Withdrawal Benefit; however, the maximum age at time of election is age 65 without the Daily Step Up Withdrawal Benefit.
• May not be elected by non-natural Owners after the Contract has been issued.
• If elected after Contract issuance, benefits are calculated beginning on the date of benefit election, not the date of Contract issuance.
• Withdrawals may significantly reduce the benefit.
• Subject to Investment Restrictions.
• Premium Payments may be subject to additional restrictions.
• May be voluntarily terminated under certain conditions.
• Annuitizing the Contract terminates the benefit.
• Other actions will cause the benefit to terminate (e.g., ownership changes).
• May not be re-elected after termination.

OPTIONAL BENEFITS (continued)

Name of Benefit	Purpose	Maximum Fee	Current Charge	Brief Description of Restrictions/Limitations
Maximum Daily Value	Provides a death benefit equal to the greater of (a) Maximum Daily Value; or (b) Contract Value that we will pay if the Owner or joint Owner, or Annuitant in the case of a non-natural Owner, dies before we begin to make Annuity Payouts.	1.50% (as a percentage of the Maximum Daily Value Death Benefit)	0.45%	• Maximum age at time of election is age 75.
• May not be elected by non-natural Owners after the Contract has been issued.
• If elected after Contract issuance, benefits are calculated beginning on the date of benefit election, not the date of Contract issuance.
• Benefit limited to Contract Value plus $1 million.
• Withdrawals may significantly reduce the benefit.
• Subject to Investment Restrictions.
• Premium Payments may be subject to additional restrictions.
• May be voluntarily terminated under certain conditions.
• Annuitizing the Contract terminates the benefit.
• Other actions will cause the benefit to terminate (e.g., ownership changes).
• May not be re-elected after termination.
Daily 6 (Daily Step Up Withdrawal Benefit)	Provides longevity protection in the form of Lifetime Annual Payments that may periodically increase based on Step Ups or Deferral Bonuses.	2.50% (as a percentage of the Withdrawal Base)	Prior to 10/17/2022: 1.25% if rider charge increase was declined On or after 10/17/2022: 1.50%	• Maximum age at time of election is 80.
• If elected after Contract issuance, benefits are calculated beginning on the date of benefit election, not the date of Contract issuance.
• Withdrawals taken prior to 59 1/2 are not guaranteed to be available throughout your lifetime.
• Deferral Bonus Period will cease on the tenth Contract Anniversary following rider effective date or when you take any Partial Withdrawal, whichever is earlier.
• Excess and early withdrawals may significantly reduce the benefit, including by an amount greater than the value withdrawn, or terminate the benefit.
• Subject to Investment Restrictions.
• Premium Payments may be subject to additional restrictions.
• May decline a charge increase and no future charge increases will apply, but Withdrawal Percentage will be irrevocably reduced by 1%.
• Annuitizing the Contract may impact and possibly eliminate the benefit.
• May not be voluntarily terminated.
• Other actions will cause the benefit to terminate (e.g., Covered Life changes).
• May not be re-elected after termination.

OPTIONAL BENEFITS (continued)

Name of Benefit	Purpose	Maximum Fee	Current Charge	Brief Description of Restrictions/Limitations
Daily +4 (Daily Step Up Withdrawal Benefit)	Provides longevity protection in the form of Lifetime Annual Payments that may periodically increase based on the daily performance of your Contract or Deferral Bonuses.	2.50% (as a percentage of the Withdrawal Base)	Prior to 10/17/2022: 1.25% if rider charge increase was declined On or after 10/17/2022: 1.50%	• Maximum age at time of election is 80.
• If elected after Contract issuance, benefits are calculated beginning on the date of benefit election, not the date of Contract issuance.
• Withdrawals taken prior to 59 1/2 are not guaranteed to be available throughout your lifetime.
• Deferral Bonus Period will cease on the tenth Contract Anniversary following rider effective date or when you take any Partial Withdrawal, whichever is earlier.
• Excess and early withdrawals may significantly reduce the benefit, including by an amount greater than the value withdrawn, or terminate the benefit.
• Subject to Investment Restrictions.
• Premium Payments may be subject to additional restrictions.
• May decline a charge increase and no future charge increases will apply, but Withdrawal Percentage will be irrevocably reduced by 1%.
• Annuitizing the Contract may impact or possibly eliminate the benefit.
• May not be voluntarily terminated.
• Other actions will cause the benefit to terminate (e.g., Covered Life changes).
• May not be re-elected after termination.

10. Death Benefits

a. Standard Death Benefit

What is the Death Benefit and how is it calculated?

The Death Benefit is the amount we will pay if the Owner or joint Owner, or Annuitant in the case of a non-natural Owner, dies before we begin to make Annuity Payouts. The Standard Death Benefit is equal to your Contract Value calculated as of the Valuation Day when we receive a certified death certificate or other legal document acceptable to us In Good Order at our Annuity Service Center. For example, if on such date the Contract Value is equal to $100,000 and the standard Death Benefit is payable, the Death Benefit will equal $100,000.

The calculated Death Benefit will remain invested according to the Owner's last instructions until we receive complete written settlement instructions from the Beneficiary but in no event sooner than the day following the day on which we receive due proof of death. This means the Death Benefit amount will fluctuate with the performance of the Account. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-Account and the dollar amount for the Fixed Account for each Beneficiary's portion of the proceeds. The Premium Based Charge is not assessed when the Death Benefit is paid.

Partial Withdrawals under the Contract will reduce the standard Death Benefit on a dollar-for-dollar basis.

Please see the heading entitled "What kinds of full Surrenders and Partial Withdrawals are available? — Before the Annuity Commencement Date" in Section 8.c. Surrenders and Partial Withdrawals.

b. Return of Premium (Optional Death Benefit)

Objective

To provide a Death Benefit equal to the greater of: (a) Premium Payments adjusted for Partial Withdrawals; or (b) Contract Value that we will pay if the Owner or joint Owner, or Annuitant in the case of a non-natural Owner, dies before we begin to make Annuity Payouts.

Please consider the following prior to electing this rider:

•  Excess Withdrawals will reduce the benefit proportionally, as described below.

•  The Premium Based Charge is not assessed when the Death Benefit is paid.

When can you buy the rider?

You may elect this rider at any time, provided you have not previously elected any optional Death Benefit. Non-natural Owners cannot elect this rider after the Contract issue date.

If you elect this rider other than at Contract issuance, rider benefits will be calculated from the rider effective date, not the Contract issue date. The starting values for determining your Death Benefit will be your Contract Value as of the rider effective date plus subsequent Premium Payments received after the rider effective date, and not your initial Premium Payment or any other prior values.

This rider may not be available through all Financial Intermediaries and may be subject to additional restrictions set by your Financial Intermediary or us. We reserve the right to withdraw this rider for the sale of new Contracts at any time without notice. The maximum age of the Owner or joint Owner, or Annuitant in the case of a non-natural Owner, when electing this rider is 80.

Does electing this rider forfeit your ability to buy other riders?

Yes. You may not elect another optional Death Benefit if you have already elected this rider.

How is the charge for this rider calculated?

The fee for the rider is based on Premium Payments adjusted for Partial Withdrawals and is assessed on each Quarterly Contract Anniversary. This charge will automatically be deducted from your Contract Value on your Quarterly Contract Anniversary. A pro-rated charge will be deducted in the event of a full Surrender of this Contract, revocation of this rider; or election of this rider other than on the Contract Anniversary. The charge for the rider will be withdrawn from each Sub-Account in the same proportion that the value of each Sub-Account bears to the total Contract Value, excluding the Fixed Account. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts.

The rider fee may be increased or decreased at each Contract Anniversary.

Is this rider designed to pay you Death Benefits?

Yes. This Death Benefit is equal to the higher of A or B:

A = Contract Value; or

B = Premium Payments adjusted for Partial Withdrawals.

The death benefit before the Annuity Commencement Date under this rider is limited. The death benefit cannot exceed the Contract Value at the time we receive due proof of death, plus $1 million.

The Premium Based Charge is not assessed when the Death Benefit is paid.

See the Return of Premium Example 1 in Appendix A.

Does this rider replace the standard Death Benefit?

Yes.

Can you terminate this rider?

Yes. At anytime following the fifth anniversary of the rider effective date, the Owner may elect to terminate this rider. You may also terminate this rider on or after the first anniversary of the rider effective date if the rider charge at that time is greater than the rider charge on the rider effective date. If this rider is terminated, then a pro-rated rider charge will be assessed on the termination date, and will not be assessed thereafter. The Death Benefit will be reset to the Standard Death Benefit. No other optional Death Benefit may be elected following the termination. Please also see "Other Information" at the end of this section for other ways the rider may terminate.

A company-sponsored exchange of this rider will not be considered to be a termination by you of the rider. This rider will also terminate when a Death Benefit becomes payable on this Contract.

What effect do Partial Withdrawals have on your benefits under the rider?

Partial Withdrawals reduce your Death Benefit in different ways depending on whether they are Excess Withdrawals or not.

•  Partial Withdrawals that are not Excess Withdrawals will reduce your Death Benefit on a dollar for dollar basis. For example, on such date your Contract Value is equal to $100,000 and the Return of Premium death benefit is equal to $120,000. Assume you take a $10,000 Partial Withdrawal that is not an Excess Withdrawal. After the withdrawal, your Contract Value is equal to $90,000 and the Return of Premium death benefit is equal to $110,000.

•  Excess Withdrawals will reduce your Death Benefit on a proportionate basis. If your Contract Value is less than your Death Benefit, reductions on a proportionate basis will be greater than if done on a dollar-for-dollar basis. For example, on such date your Contract Value is equal to $100,000 and the Return of Premium death benefit is equal to $120,000. Assume you take a S10,000 Partial Withdrawal that is an Excess Withdrawal. After the withdrawal, your Contract Value equals $90,000 and the Return of Premium death benefit equals $108,000. Since the withdrawal was 10% of the Contract Value, the Return of Premium death benefit was proportionately reduced by 10% (120,000 x 0.10 = 12,000).

If you elect another optional rider, Partial Withdrawals (including Lifetime Annual Payments) may affect those other riders differently than they affect this rider.

If you have not elected an Optional Withdrawal Benefit, all Partial Withdrawals are Excess Withdrawals, and if you have elected an Optional Withdrawal Benefit, any Partial Withdrawal prior to the Minimum Income Age is also an Excess Withdrawal.

See Return of Premium Example 1 in Appendix A.

What happens if you change ownership?

An ownership change will terminate this rider and the Death Benefit will be reset to the Standard Death Benefit. A final pro-rated rider charge will be assessed on the termination date, and then will no longer be assessed. If the ownership change is a result of Spousal Contract continuation, the Contract Value will be reset to equal the Death Benefit payable on the deceased Spouse's death and the surviving Spouse who continues the Contract may choose to elect any optional Death Benefit rider then available. Please see "Can your Spouse continue your Death Benefit?" below for additional information.

Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.

Can your Spouse continue your Death Benefit?

Generally, yes. This rider terminates upon the death of the Owner. The Spouse may continue the Contract under the "Spouse Beneficiary" provision of the Contract, whereby the Contract Owner's Spouse will become the Contract Owner if the Spouse was named as Beneficiary. The Spouse may either choose to continue the Contract or may elect to be paid a Death Benefit option, if eligible. If the Spouse chooses to continue the Contract, we will increase the Contract Value to the Death Benefit value as of the Valuation Day We receive due proof of death according to the future contribution allocation then in effect. The surviving Spouse becomes the new Owner on the effective Valuation Day of the Spousal Contract continuation. This right may be exercised only once during the term of the Contract. The surviving Spouse may re-elect this rider, subject to the election rules that are then in place.

What happens if you annuitize your Contract?

This rider terminates once an Annuity Payout is elected. This means the Death Benefit terminates at that time without value. If you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value. If your Contract reaches the Annuity Commencement Date, the Contract will automatically be annuitized unless we agree to extend the Annuity Commencement Date, at our discretion. In this circumstance, the Contract may be annuitized under our standard annuitization rules.

Are there restrictions on how you must invest?

No. We reserve the right to impose Investment Restrictions in the future for new sales only.

If you elect this rider in combination with an optional living benefit, then in the event of a conflict between the Investment Restrictions above and those set forth in such optional riders, the Investment Restrictions in such optional riders shall prevail.

Are there restrictions on the amount of subsequent Premium Payments?

Yes. We reserve the right to require our approval on all subsequent Premium Payments received after the Contract Anniversary following the rider effective date. We do not currently enforce the right to approve subsequent Premium Payments, except where a subsequent Premium Payment would result in your total Premium Payments equaling or exceeding $1 million. In the future, we may expand the circumstances under which we require prior approval of subsequent Premium Payments. There are a variety of factors that could influence our decision to prohibit or restrict subsequent Premium Payments, for example, we could do so in the event of a market disturbance. Any action we take with respect to subsequent Premium Payment restriction or approval will be done on a non-discriminatory basis. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments. A limitation on subsequent Premium Payments means that you would not be able to increase your Death Benefits by making additional deposits into the Contract.

Other information

The rider may not be appropriate for all investors. Several factors, among others, should be considered:

•  If you are electing this rider after your Contract has been issued, the starting values for the benefit will be the Contract Value on the rider effective date and not your initial Premium Payment or any other prior values.

•  The benefits under the rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.

•  We may terminate this rider based upon the following conditions: Spousal Contract continuation, ownership changes, annuitization, and/or violation of Investment Restrictions. If we terminate the rider, it cannot be re-elected by you.

•  Any Excess Withdrawal will trigger a proportionate reduction to your Death Benefit.

•  The fee for the rider may change at every Contract Anniversary. Please carefully review the maximum fee disclosed in Section 4. Fee Summary.

•  You should consult with your investment professional for assistance in determining whether these Investment Restrictions are suitable for your financial needs and risk tolerance.

•  Any payment obligation we make under the Contract, including Death Benefits payments, is subject to our financial strength and claims-paying ability and our long-term ability to make such payments.

c. Legacy Lock II (Optional Death Benefit)

Objective

To provide a Death Benefit equal to the greatest of: (a) Enhanced Return of Premium (Premium Payments adjusted for certain Partial Withdrawals); (b) Base Return of Premium (as defined in the glossary); or (c) Contract Value. We will pay the Death Benefit if the Owner or joint Owner, or Annuitant in the case of a non-natural Owner, dies before we begin to make Annuity Payouts.

Please consider the following prior to electing this rider:

•  This rider has Investment Restrictions. Violation of the Investment Restrictions may result in termination of this rider.

•  Partial Withdrawals taken prior to reaching the Minimum Amount Rule that do not exceed the Allowable Withdrawal will not reduce the value of the Enhanced Return of Premium component of this Death Benefit.

•  Partial Withdrawals that exceed the Allowable Withdrawal will reduce the benefit proportionally, as described below.

•  The Enhanced Return of Premium component of this Death Benefit reduces to zero if your Contract Value falls below the Minimum Amount Rule.

•  The Premium Based Charge is not assessed when the Death Benefit is paid.

When can you buy the rider?

You can elect this rider at the time you purchase your Contract, provided you do not elect any other optional Death Benefit at that time. If you are electing this rider when you purchase your Contract, you may elect it with or without the Daily Step Up Withdrawal Benefit. You may also elect to add this rider after you have purchased your Contract, provided you have not previously elected any other optional Death Benefit or the Daily Step Up Withdrawal Benefit. Non-natural Owners cannot elect this rider after the Contract issue date.

If you elect this rider other than at Contract issuance, rider benefits will be calculated from the rider effective date, not the Contract issue date. The starting values for determining your Death Benefit will be your Contract Value as of the rider effective date, not your initial Premium Payment or any other prior values.

This rider may not be available in all states or through all Financial Intermediaries and may be subject to additional restrictions set by your Financial Intermediary or us. We reserve the right to withdraw this rider at any time without notice. If you elect this rider with the Daily Step Up Withdrawal Benefit, the maximum age of the Owner or joint Owner, or Annuitant in the case of a non-natural Owner, is 70. If you elect this rider without also electing the Daily Step Up Withdrawal Benefit, the maximum issue age is 65.

Does electing this rider forfeit your ability to buy other riders?

Yes. You may not elect another optional Death Benefit if you have already elected this rider. If you elect this rider and have not elected the Daily Step Up Withdrawal Benefit at the same time, you will not be able to elect the Daily Step Up Withdrawal Benefit at a later time.

How is the charge for this rider calculated?

The charge for this rider will vary based on whether or not you elect this rider with the Daily Step Up Withdrawal Benefit. If you do not elect this rider with the Daily Step Up Withdrawal Benefit, your rider fee will be based on the age of the oldest Owner, or Annuitant in the case of a non-natural Owner, at the rider inception date. If you elect this rider and concurrently elect the Daily Step Up Withdrawal Benefit, the rider fee will not vary based on age.

The fee for the rider is based on the greater of (a) Enhanced Return of Premium or (b) Base Return of Premium and is assessed on each Quarterly Contract Anniversary. This charge will automatically be deducted from your Contract Value on your Quarterly Contract Anniversary. A pro-rated charge will be deducted in the event of a full Surrender of this Contract; revocation of this rider; or election of this rider other than on the Quarterly Contract Anniversary. The charge for the rider will be withdrawn from each Sub-Account in the same proportion that the value of each Sub-Account bears to the total Contract Value. The rider fee may be increased or decreased on each Contract Anniversary.

Is this rider designed to pay you Death Benefits?

Yes. The Death Benefit is equal to the greatest of: (a) Enhanced Return of Premium (Premium Payments adjusted for certain Partial Withdrawals), (b) Base Return of Premium or (c) Contract Value.

The Premium Based Charge is not assessed when the Death Benefit is paid.

See the Legacy Lock II Examples 1-3 in Appendix A.

Does this rider replace the standard Death Benefit?

Yes.

Can you terminate this rider?

Yes. At anytime on or after the first anniversary of the rider effective date, the Owner may elect to terminate this rider if the rider charge on the date of termination is greater than the rider charge on the rider issue date. If this rider is terminated, then a pro-rated rider charge will be assessed on the termination date, and will no longer be assessed thereafter. The Death Benefit will be reset to the Standard Death Benefit. No other optional Death Benefit may be elected following the termination. Please also see "Other Information" at the end of this section for other ways the rider may terminate.

What effect do Partial Withdrawals have on your benefits under the rider?

Partial Withdrawals reduce your Death Benefit in different ways depending on whether or not they exceed the Allowable Withdrawal.

•  The following are considered Allowable Withdrawals if you elected the Daily Step Up Withdrawal Benefit: All Partial Withdrawals which, on a cumulative basis with all other Partial Withdrawals in a given Contract Year, are equal to or less than the greater of:

(a)  Your Lifetime Annual Payment; or

(b)  Your Required Minimum Distribution for either one of the calendar years in which the Contract Year occurs.

The following are considered Allowable Withdrawals if you did not elect the Daily Step Up Withdrawal Benefit: All Partial Withdrawals after you attain age 59 1/2 which, on a cumulative basis with all other Partial Withdrawals in a given Contract Year, are equal to or less than the greater of:

(a)  5% of Premium Base; or

(b)  Your Required Minimum Distribution for either one of the calendar years in which the Contract Year occurs.

Partial Withdrawals prior to your attainment of age 59 1/2 are not Allowable Withdrawals.

•  Partial Withdrawals that do not exceed the Allowable Withdrawal will not reduce your Enhanced Return of Premium prior to reaching Minimum Amount Rule, but will reduce your Base Return of Premium and Contract Value on a dollar for dollar basis.

•  Partial Withdrawals that exceed the Allowable Withdrawal will reduce your Death Benefit on a proportionate basis. If your Contract Value is less than your Death Benefit, reductions on a proportionate basis will be greater than if done on a dollar-for-dollar basis.

See Legacy Lock II Examples 1-3 in Appendix A for an illustration of this calculation.

Death Benefit Step-Up after First Partial Withdrawal

The Enhanced Return of Premium component of Legacy Lock II is eligible for an automatic one-time step-up to the Contract Value upon the first Partial Withdrawal. The step-up will occur if the Contract Value prior to the Partial Withdrawal is greater than the Enhanced Return of Premium value on the Valuation Day prior to the first Partial Withdrawal.

Enhanced Return of Premium Component of Legacy Lock II

The Enhanced Return of Premium component equals 100% of Premium, adjusted by some Partial Withdrawals as described above. Enhanced Return of Premium will be increased by subsequent Premium and may be eligible for a one-time step-up.

If you have elected the Daily Step Up Withdrawal Benefit: If your Contract Value on any Contract Anniversary is ever reduced below the Minimum Amount Rule (equal to the greater of the Minimum Contract Value described in Section 8.c. Surrenders and Partial Withdrawals or one Lifetime Annual Payment under any optional guaranteed lifetime withdrawal benefit rider) as a result of investment performance, or deduction of fees and/or charges or if on any Valuation Day a Partial Withdrawal is taken that reduces your Contract Value below the Minimum Amount Rule, we will no longer accept subsequent Premium Payments. In addition, The Enhanced Return of Premium component of your Death Benefit will be reset to equal zero. The Death Benefit will then be equal to the greater of: (a) Contract Value or (b) Base Return of Premium.

You may then either make a full Surrender and terminate your Contract and rider, or you may continue your Contract. If you continue your Contract, you must transfer your remaining Contract Value to approved Sub-Account(s) and/or Program(s) within ten business days or we will exercise our reserved contractual rights to reallocate these sums to the money market Sub-Account.

If you have not elected the Daily Step Up Withdrawal Benefit: If on any Valuation Day a Partial Withdrawal is taken that reduces your Contract Value below the Minimum Amount Rule, we will terminate your Contract and all benefits thereunder, including Death Benefits.

What happens if you change ownership?

An ownership change will terminate this rider and the Death Benefit will be reset to the Standard Death Benefit. A final pro-rated rider charge will be assessed on the termination date, and then will no longer be assessed. If the ownership change is a result of Spousal Contract continuation, the Contract Value will be reset to equal the Death Benefit payable on the deceased Spouse's death and the surviving Spouse who continues the Contract may choose to elect any optional Death Benefit rider then available. Please see "Can your Spouse continue your Death Benefit?" below for additional information.

Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.

Can your Spouse continue your Death Benefit?

Generally, yes. This rider terminates upon the death of the Owner. The Spouse may continue the Contract under the "Spouse Beneficiary" provision of the Contract, whereby the Contract Owner's Spouse will become the Contract Owner if the Spouse was named as sole Beneficiary. The Spouse may either choose to continue the Contract or may elect to be paid a Death Benefit option, if eligible. If the Spouse chooses to continue the Contract, we will increase the Contract Value to the Death Benefit value as of the Valuation Day We receive due proof of death according to the future contribution allocation then in effect. The surviving Spouse becomes the new Owner on the effective Valuation Day of the Spousal Contract continuation. This right may be exercised only once during the term of the Contract. The surviving Spouse may re-elect this rider, subject to the election rules that are then in place.

What happens if you annuitize your Contract?

This rider terminates once an Annuity Payout Option is elected. This means the Death Benefit terminates at that time without value. Except as otherwise provided, if you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value. If your Contract reaches the Annuity Commencement Date, the Contract will automatically be annuitized unless we agree to extend the Annuity Commencement Date, at our discretion. In this circumstance, the Contract may be annuitized under our standard annuitization rules.

We do not expect to grant Annuity Commencement Date extension requests for Legacy Lock II.

Are there restrictions on how you must invest?

Yes. You must invest your Contract Value (including future investments) within an approved asset allocation model(s) and Sub-Account(s) approved and designated by us that correspond with the rider version chosen. You must invest in the approved Sub-Account(s) listed in Appendix C. This means you will be limited in your choice of Sub-Account investments. This also means you will not be able to allocate your Contract Value to all available Sub-Accounts. Current Investment Restrictions are listed in Appendix C.

We may modify, add, delete, or substitute (to the extent permitted by applicable law), the asset allocation models, Sub-Accounts, portfolio rebalancing requirements, and other Investment Restrictions that apply while the rider is in effect. For instance, we might amend these restrictions if a Sub-Account (i) merges into another Fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. These changes will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to "Other Program considerations" under the section entitled "What other ways can you invest?" in Section 8.a. Purchasing a Contract for more information regarding the potential impact of Fund mergers and liquidations with respect to then existing investments within an asset allocation model.

Upon violation of these Investment Restrictions, you will have a five business day window during which you must allocate to approved Sub-Accounts. Except as provided below, failure to comply with any applicable Investment Restriction will result in termination of the rider. If the rider is terminated by us, for violation of applicable Investment Restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. In the event of a conflict between the Investment Restrictions of this rider and those imposed by any guaranteed minimum withdrawal benefit rider, the Investment Restrictions of the guaranteed minimum withdrawal benefit rider shall prevail.

If the rider is terminated by us due to a failure to comply with these Investment Restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing Investment Restrictions. You will have a five business day reinstatement period to do this. The reinstatement period will begin upon termination of the rider. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a Partial Withdrawal, or make an ownership change.

We may require that you comply with then prevailing Investment Restrictions upon Spousal Contract continuation or permissible ownership changes. Investment in any asset allocation model and certain Funds could mitigate losses but also hamper potential gains. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these Investment Restrictions. Investment Restrictions may reduce the overall volatility in investment performance. Such reduced volatility may reduce the returns on investments and mitigate our guarantee obligations under the Contract.

It may be presumed that investment in any of the approved asset allocation model(s) and Sub-Account(s) could mitigate losses but also hamper potential gains. The approved asset allocation model(s) and Sub-Account(s) provide very different potential risk/reward characteristics. Other investment options that are available if Investment Restrictions did not apply may offer the potential for higher returns. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these Investment Restrictions. These Investment Restrictions may limit your Contract Value and benefits. Before you elect an optional benefit that is subject to Investment Restrictions, you and your Financial Intermediary should carefully consider whether the investment options available under the Investment Restrictions meet your investment objectives and risk tolerance.

Investment Restrictions may reduce the overall volatility in investment performance. Such reduced volatility may reduce returns on investments and mitigate our guarantee obligations under the Contract. Investment Restrictions do not guarantee reduced volatility.

If you elect this rider in combination with an optional living benefit, then in the event of a conflict between the Investment Restrictions above and those set forth in such optional living benefit, the Investment Restrictions in such optional living benefit shall prevail.

Are there restrictions on the amount of subsequent Premium Payments?

Yes. We require prior approval of subsequent Premium Payments after the first Contract Anniversary after the rider effective date. We do not currently enforce the right to approve subsequent Premium Payments, except where a subsequent Premium Payment would result in your total Premium Payments equaling or exceeding $1 million. In the future, we may expand the circumstances under which we require prior approval of subsequent Premium Payments. There are a variety of factors that could influence our decision to prohibit or restrict subsequent Premium Payments, for example, we could do so in the event of a market disturbance. Any action we take with respect to subsequent Premium Payment restriction or approval will be done on a non-discriminatory basis. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments. A limitation on subsequent Premium Payments means that you would not be able to increase your Death Benefits by making additional deposits into the Contract.

Other information

The rider may not be appropriate for all investors. Several factors, among others, should be considered:

•  If you are electing this rider after your Contract has been issued, the starting values for the benefit will be the Contract Value on the rider effective date and not your initial Premium Payment or any other prior values.

•  You will automatically receive a one-time step-up of the Enhanced Return of Premium to the Contract Value, if greater, upon the first Partial Withdrawal. We will not provide a notice prior to applying this step-up.

•  If you have elected the Daily Step Up Withdrawal Benefit: If your Contract Value is reduced below the Minimum Amount Rule (equal to the greater of the Minimum Contract Value described in Section 8.c. Surrenders and Partial Withdrawals or one Lifetime Annual Payment), the Enhanced Return of Premium component of the Death Benefit will be reduced to zero. Please see Section 8.c. Surrenders and Partial Withdrawals for more information regarding the Minimum Contract Value. This has the effect of providing a Death Benefit that was reduced by all prior Partial Withdrawals, including Lifetime Annual Payments. In addition, any step-up applied to the Enhanced Return of Premium component of the Death Benefit will be lost.

•  If you have not elected the Daily Step Up Withdrawal Benefit: If your Contract Value is reduced below the Minimum Amount Rule, we will terminate your Contract and all benefits thereunder, including Death Benefits.

•  The benefits under the rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.

•  We may terminate this rider based upon the following conditions: Spousal Contract continuation, ownership changes, annuitization, and/or violation of Investment Restrictions. If we terminate the rider, it cannot be re-elected by you.

•  The Fixed Account is not available if you have elected Legacy Lock II.

•  Any Partial Withdrawal that exceeds the Allowable Withdrawal will trigger a proportionate reduction to your Death Benefit.

•  Legacy Lock II is referred to as Enhanced Return of Premium Death Benefit Rider II in your Contract.

•  Partial Withdrawals made pursuant to a Systematic Withdrawal Program may violate this rider if made during the reinstatement period following a violation of Investment Restrictions under this rider.

•  The fee for the rider may change at every Contract Anniversary. Please carefully review the maximum fee disclosed in Section 4. Fee Summary.

•  If this Contract is issued as an IRA or as part of any other tax-qualified retirement arrangement, the Required Minimum Distribution that must be taken with respect to this Contract may be higher if the rider is added to the Contract.

•  You should consult with your investment professional for assistance in determining whether these Investment Restrictions are suitable for your financial needs and risk tolerance.

•  Any payment obligation we make under the Contract, including Death Benefits payments, is subject to our financial strength and claims-paying ability and our long-term ability to make such payments.

d. Maximum Daily Value (Optional Death Benefit)

Objective

To provide a Death Benefit equal to the greater of: (a) Maximum Daily Value; or (b) Contract Value that we will pay if the Owner or joint Owner, or Annuitant in the case of a non-natural Owner, dies before we begin to make Annuity Payouts.

Please consider the following prior to electing this rider:

•  This rider has Investment Restrictions. Violation of the Investment Restrictions may result in termination of this rider.

•  Excess Withdrawals will reduce the benefit proportionally, as described below.

•  The Premium Based Charge is not assessed when the Death Benefit is paid.

When can you buy the rider?

You may elect this rider at any time, provided you have not previously elected any optional Death Benefit. Non-natural Owners cannot elect this rider after the Contract issue date.

If you elect this rider other than at Contract issuance, rider benefits will be calculated from the rider effective date, not the Contract issue date. The starting values for determining your Death Benefit will be your Contract Value as of the rider effective date, not your initial Premium Payment or any other prior values.

This rider may not be available in all states or through all Financial Intermediaries and may be subject to additional restrictions set by your Financial Intermediary or by us. We reserve the right to withdraw this rider at any time without notice. The maximum age of the Owner or joint Owner, or Annuitant in the case of a non-natural Owner, when electing this rider is 75.

Does electing this rider forfeit your ability to buy other riders?

Yes. You may not elect another optional Death Benefit if you have already elected this rider.

How is the charge for this rider calculated?

The fee for the rider is based on the Maximum Daily Value and is assessed on each Quarterly Contract Anniversary. This rider fee will be automatically deducted from your Contract Value on your Quarterly Contract Anniversary. A pro-rated charge will be deducted in the event of a full Surrender of this Contract; revocation of this rider; or election of this rider other than on the Contract Anniversary. The charge for the rider will be withdrawn from each Sub-Account in the same proportion that the value of each Sub-Account bears to the total Contract Value excluding the Fixed Account. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts.

The rider charge may increase or decrease on each Contract Anniversary.

Is this rider designed to pay you Death Benefits?

Yes. This Death Benefit is equal to the greater of A or B:

A = Contract Value;

B = Maximum Daily Value.

The death benefit before the Annuity Commencement Date under this rider is limited. The death benefit cannot exceed the Contract Value at the time we receive due proof of death, plus $1 million.

The Premium Based Charge is not assessed when the Death Benefit is paid.

See Maximum Daily Value Examples 1-3 in Appendix A.

Does this rider replace the standard Death Benefit?

Yes

Can you terminate this rider?

Yes. At anytime on or after the first anniversary of the rider effective date, the Owner may elect to terminate this rider if the rider charge on the date of termination is greater than the rider charge on the rider issue date. If this rider is terminated, then a pro-rated rider charge will be assessed on the termination date, and will no longer be assessed thereafter. The Death Benefit will be reset to the Standard Death Benefit. No other optional Death Benefit may be elected following the termination. Please also see "Other Information" at the end of this section for other ways the rider may terminate.

What effect do Partial Withdrawals have on your benefits under the rider?

Partial Withdrawals reduce your Death Benefit in different ways depending on whether they are Excess Withdrawals or not.

•  Partial Withdrawals that are not Excess Withdrawals will reduce your Death Benefit on a dollar for dollar basis.

•  Excess Withdrawals will reduce your Death Benefit on a proportionate basis. If your Contract Value is less than your Death Benefit, reductions on a proportionate basis will be greater than if done on a dollar-for-dollar basis.

See Maximum Daily Value Example 2 in Appendix A for an illustration of this calculation.

If you elect another optional rider, Partial Withdrawals (including Lifetime Annual Payments) may affect those other riders differently than they affect this rider.

If you have not elected an Optional Withdrawal Benefit, all Partial Withdrawals are Excess Withdrawals, and if you have elected an Optional Withdrawal Benefit, any Partial Withdrawal prior to the Minimum Income Age is also an Excess Withdrawal.

What happens if you change ownership?

An ownership change will terminate this rider and the Death Benefit will be reset to the Standard Death Benefit. A final pro-rated rider charge will be assessed on the termination date, and then will no longer be assessed. If the ownership change is a result of Spousal Contract continuation, the Contract Value will be reset to equal the Death Benefit payable on the deceased Spouse's death and the surviving Spouse who continues the Contract may choose to elect any optional Death Benefit rider then available. Please see "Can your Spouse continue your Death Benefit?" below for additional information.

Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.

Can your Spouse continue your Death Benefit?

Generally, yes. This rider terminates upon the death of the Owner. The Spouse may continue the Contract under the "Spouse Beneficiary" provision of the Contract, whereby the Contract Owner's Spouse will become the Contract Owner if the Spouse was named as sole Beneficiary. The Spouse may either choose to continue the Contract or may elect to be paid a Death Benefit option, if eligible. If the Spouse chooses to continue the Contract, we will increase the Contract Value to the Death Benefit value as of the Valuation Day We receive due proof of death according to the future contribution allocation then in effect. The surviving Spouse becomes the new Owner on the effective Valuation Day of the Spousal Contract continuation. This right may be exercised only once during the term of the Contract. The surviving Spouse may re-elect this rider, subject to the election rules that are then in place.

What happens if you annuitize your Contract?

This rider terminates once an Annuity Payout Option is elected. This means the Death Benefit terminates at that time without value. If you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value. If your Contract reaches the Annuity Commencement Date, the Contract will automatically be annuitized unless we agree to extend the Annuity Commencement Date, at our discretion. In this circumstance, the Contract may be annuitized under our standard annuitization rules.

Are there restrictions on how you must invest?

Yes. You must invest your Contract Value (including future investments) within an approved asset allocation model(s) and Sub-Account(s) approved and designated by us. You must invest in the approved Sub-Account(s) listed in Appendix C — Optional Rider Investment Restrictions. This means you will be limited in your choice of Sub-Account investments. This also means you will not be able to allocate your Contract Value to all available Sub-Accounts. Current Investment Restrictions are listed in Appendix C.

We may modify, add, delete, or substitute (to the extent permitted by applicable law), the asset allocation models, Sub-Accounts, portfolio rebalancing requirements, and other Investment Restrictions that apply while the rider is in effect. For instance, we might amend these asset restrictions if a Sub-Account (i) merges into another Fund, (ii) changes investment objectives, (iii) closes to further investments, and/or (iv) fails to meet acceptable risk parameters. These changes will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to "Other Program considerations" under the section entitled "What other ways can you invest?" in Section 8.a. Purchasing a Contract for more information regarding the potential impact of Fund mergers and liquidations with respect to then existing investments within an asset allocation model.

Upon violation of these Investment Restrictions, you will have a five business day window during which you must allocate to approved investments. Except as provided below, failure to comply with any applicable Investment Restriction will result in termination of the rider. If the rider is terminated by us for violation of applicable Investment Restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. In the event of a conflict between the Investment Restrictions of this rider and those imposed by any optional withdrawal benefit, the Investment Restrictions of such optional withdrawal benefit rider shall prevail.

If the rider is terminated by us due to a failure to comply with these Investment Restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing Investment Restrictions. You will have a five business day reinstatement period to do this. The reinstatement period will begin upon termination of the rider. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a Partial Withdrawal, or make an ownership change.

We may require that you comply with then prevailing Investment Restrictions upon Spousal Contract continuation or permissible ownership changes. Investment in any asset allocation model and certain Funds could mitigate losses but also hamper potential gains. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these Investment Restrictions. Investment Restrictions may reduce the overall volatility in investment performance. Such reduced volatility may reduce the returns on investments and mitigate our guarantee obligations under the Contract.

It may be presumed that investment in any of the approved asset allocation model(s) and Sub-Account(s) could mitigate losses but also hamper potential gains. The approved asset allocation model(s) and Sub-Account(s) provide very different potential risk/reward characteristics. Other investment options that are available if Investment Restrictions did not apply may offer the potential for higher returns. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these Investment Restrictions. These Investment Restrictions may limit your Contract Value and benefits. Before you elect an optional benefit that is subject to Investment Restrictions, you and your Financial Intermediary should carefully consider whether the investment options available under the Investment Restrictions meet your investment objectives and risk tolerance.

Investment Restrictions may reduce the overall volatility in investment performance. Such reduced volatility may reduce returns on investments and mitigate our guarantee obligations under the Contract. Investment Restrictions do not guarantee reduced volatility.

If you elect this rider in combination with an optional living benefit, then in the event of a conflict between the Investment Restrictions above and those set forth in such optional riders, the Investment Restrictions in such optional riders shall prevail.

Are there restrictions on the amount of subsequent Premium Payments?

Yes. We reserve the right to approve all subsequent Premium Payments received after the first Contract Anniversary following the rider effective date. We do not currently enforce the right to approve subsequent Premium Payments, except where a subsequent Premium Payment would result in your total Premium Payments equaling or exceeding $1 million. In the future, we may expand the circumstances under which we require prior approval of subsequent Premium Payments. There are a variety of factors that could influence our decision to prohibit or restrict subsequent Premium Payments, for example, we could do so in the event of a market disturbance. Any action we take with respect to subsequent Premium Payment restriction or approval will be done on a non-discriminatory basis. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments. A limitation on subsequent Premium Payments means that you would not be able to increase your Death Benefits by making additional deposits into the Contract.

Other information

The rider may not be appropriate for all investors. Several factors, among others, should be considered:

•  If you are electing this rider after your Contract has been issued, the starting values for the benefit will be the Contract Value on the rider effective date and not your initial Premium Payment or any other prior values.

•  The benefits under the rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.

•  We may terminate this rider based upon the following conditions: Spousal Contract continuation, ownership changes, annuitization, and/or violation of the Investment Restrictions. If we terminate the rider, it cannot be re-elected by you.

•  The Fixed Account is not available if you have elected Maximum Daily Value.

•  Any Excess Withdrawal will trigger a proportionate reduction to your Death Benefit.

•  Partial Withdrawals made pursuant to a Systematic Withdrawal Program may violate this rider if made during the reinstatement period following a violation of Investment Restrictions under this rider.

•  The fee for the rider may change at every Contract Anniversary. Please carefully review the maximum fee disclosed in Section 4. Fee Summary.

•  If this Contract is issued as an IRA or as part of any other tax-qualified retirement arrangement, the Required Minimum Distribution that must be taken with respect to this Contract may be higher if the rider is added to the Contract.

•  You should consult with your investment professional for assistance in determining whether these Investment Restrictions are suitable for your financial needs and risk tolerance.

•  Any payment obligation we make under the Contract, including Death Benefits payments, is subject to our financial strength and claims-paying ability and our long-term ability to make such payments.

e. How is the Death Benefit paid?

Distribution of the Death Benefit must satisfy the applicable after-death distribution rules under the Internal Revenue Code. These rules differ depending on whether the Contract is a qualified Contract or a non-qualified Contract. The after-death distribution rules that apply to qualified Contracts have recently changed and are described in more detail in the section in this prospectus on Information Regarding IRAs.The Death Benefit may be taken in one lump sum or, if permitted by the Internal Revenue Code, under any of the Annuity Payout Options then being offered by us, unless the Owner has designated the manner in which the Beneficiary will receive the Death Benefit. We will calculate the Death Benefit as of the date we receive a certified death certificate or other legal documents acceptable to us. The Death Benefit amount remains invested according to the last instructions on file and is subject to market fluctuation until complete settlement instructions are received from each Beneficiary. On the date we receive complete instructions from the Beneficiary, we will compute the Death Benefit amount to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary's portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary's instructions. If we receive the complete instructions on a Non-Valuation Day, computations will take place on the next Valuation Day.

The Beneficiary may elect to leave proceeds from the Death Benefit invested with us for up to five years (10 years in the case of certain Beneficiaries of a qualified Contract) from the date of death of the Owner if death occurred before the Annuity Commencement Date. Once we receive a certified death certificate or other legal documents acceptable to us, the Beneficiary can: (a) make Sub-Account transfers (subject to applicable restrictions) and (b) take Partial Withdrawals without paying CDSCs, if any. We shall endeavor to fully discharge the last instructions from the Owner wherever possible or practical.

Certain eligible Beneficiaries of non-qualified Contracts or IRAs may also elect an Annuity Payout Option that allows the Beneficiary to take the Death Benefit in a series of payments spread over a period equal to the Beneficiary's remaining life expectancy. Distributions are calculated based on IRS life expectancy tables. This option is subject to different limitations and conditions depending on whether the Contract is non-qualified or an IRA.

For non-qualified Contracts, if the Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five years after death or be distributed under a distribution option or Annuity Payout Option that satisfies the applicable requirements under the Code. Please see C.1.e. Required Distributions in Section 13. Federal Tax Considerations for more information.

If the Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value, any remaining value must be distributed at least as rapidly as under the payment method being used as of the Owner's death. In the case of a qualified Contract, once annuity payments start under an Annuity Payout Option, it may be necessary to modify those payments following the death in order to comply with the Required Minimum Distribution rules. For a discussion of the post-death distribution requirements for qualified Contracts, see the section later in this prospectus on Information Regarding IRAs.

If the Owner is not an individual (e.g., a trust), then the original Annuitant will be treated as the Owner in the situations described above.

f. Who will receive the Death Benefit?

The distribution of the Death Benefit applies only when death is before the Annuity Commencement Date.

If death occurs on or after the Annuity Commencement Date, there may be no payout at death unless the Owner has elected an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive any remaining value such as a cash refund.

If death occurs before the Annuity Commencement Date:

If the deceased is the . . .	and . . .	and . . .	then the . . .
Owner	There is a surviving joint Owner	The Annuitant is living or deceased	Joint Owner receives the Death Benefit.
Owner	There is no surviving joint Owner	The Annuitant is living or deceased	Beneficiary receives the Death Benefit.
Owner	There is no surviving joint Owner and the Beneficiary (including the contingent Beneficiary) predeceases the Owner	The Annuitant is living or deceased	Owner's estate receives the Death Benefit.
Annuitant	The Owner is living		The Owner becomes the Annuitant and the Contract continues. The Owner may name a new Annuitant.

If death occurs on or after the Annuity Commencement Date:

If the deceased is the . . .	and . . .	then the . . .
Owner	The Annuitant is living	Beneficiary becomes the Owner.
Annuitant	The Owner is living	Owner receives the payout at death.
Annuitant	The Annuitant is also the Owner	Beneficiary receives the payout at death.

These are the most common scenarios. Some of the Annuity Payout Options may not result in a payout at death.

In the event that the Owner is a non-natural person, the death of the Annuitant will be treated as the death of the Owner.

11. Optional Withdrawal Benefits

a. Daily Step Up Withdrawal Benefit (Daily 6 and Daily +4)

Objective (Daily 6 and Daily +4)

The objective of the rider is to provide longevity protection in the form of Lifetime Annual Payments that may periodically increase based on the daily performance of your Contract and/or Deferral Bonuses.

You have two options to elect from when purchasing this rider, Daily 6 and Daily +4. These options differ as described in the chart and discussion below. The election must be made at the time you purchase the rider and is irrevocable. Before making this election, you should carefully consider and discuss with your investment professional which option is right for you.

	Daily 6	Daily +4
	Daily 6 provides a Lifetime Annual Payment based off the greater of a 6% Deferral Bonus or market-based Step Up, if greater.	Daily +4 provides a Lifetime Annual Payment based off both a 4% Deferral Bonus and a market based Step Up.
Deferral Bonus	The Deferral Bonus for Daily 6 is 6% during the Deferral Bonus Period.	The Deferral Bonus for Daily +4 is 4% during the Deferral Bonus Period.
Lifetime Annual Payments	Prior to the first withdrawal, the Lifetime Annual Payment is set on each Valuation Day and is equal to the Lifetime Withdrawal Percentage multiplied by your then current Withdrawal Base.	Prior to the first withdrawal, the Lifetime Annual Payment is set on each Valuation Day and is equal to the Lifetime Withdrawal Percentage multiplied by your then current Withdrawal Base.
Anniversary Withdrawal Base	Your Anniversary Withdrawal Base is used to calculate if your Withdrawal Base will reset. The Anniversary Withdrawal Base will be reset on each Contract Anniversary and will equal the Withdrawal Base.	Not Applicable.
High Water Mark	Not Applicable.

The High Water Mark is used to determine if your Withdrawal Base will be reset. The High Water mark reset is equal to the greater of your prior High Water Mark, adjusted for Premium Payments or Partial Withdrawals or your Contract Value prior to the deduction of any applicable rider charge.

Deferral Bonus Base

The Deferral Bonus Base may reset on each Contract Anniversary during the Deferral Bonus Period. The Deferral Bonus Base will be increased by subsequent Premium Payments and may be reset annually to equal the Withdrawal Base.

The Deferral Bonus Base will not reset on the Contract Anniversary. The Deferral Bonus Base will only be increased by subsequent Premium Payments.

	Daily 6	Daily +4
Partial Withdrawals	Partial Withdrawals reduce your Withdrawal Base and Anniversary Withdrawal Base in different ways depending on whether they are Excess Withdrawals or not.
• Partial Withdrawals that are not Excess Withdrawals will not reduce the Withdrawal Base or Anniversary Withdrawal Base.
• Excess Withdrawals will reduce the Withdrawal Base and Anniversary Withdrawal Base on a proportionate basis.	Partial Withdrawals reduce your Withdrawal Base and High Water Mark in different ways depending on whether they are Excess Withdrawals or not.
• Partial Withdrawals that are not Excess Withdrawals will not reduce the Withdrawal Base or High Water Mark.
• Excess Withdrawals will reduce the Withdrawal Base and High Water Mark on a proportionate basis.
Step Up	A Step Up is a potential increase to your Withdrawal Base, based on market performance. You will receive the greater of a Step Up or the Deferral Bonus.	A Step-Up is a potential increase to your Withdrawal Base, based on market performance. You will receive both the Step Up and the Deferral Bonus.
Subsequent Premium Payments	Subsequent Premium Payments increase your Withdrawal Base, Anniversary Withdrawal Base, Deferral Bonus Base and Contract Value by the dollar amount of that Premium Payment.	Subsequent Premium Payments increase your Withdrawal Base, High Water Mark, Deferral Bonus Base and Contract Value by the dollar amount of that Premium Payment.

Please consider the following prior to electing the rider:

•  The rider has Investment Restrictions. Violation of the Investment Restrictions may result in termination of the rider.

•  Excess Withdrawals will reduce the rider's benefit, as described below.

How does the rider help achieve this goal?

The rider provides an opportunity to receive withdrawals in the form of Lifetime Annual Payments until the death of either the first Covered Life (Single Life Option) or the Covered Life that is second to die (Joint/Spousal Option). This rider also provides a Deferral Bonus. When electing this rider, you may choose one of two options. Daily 6 provides a 6% annual Deferral Bonus or market based Step Ups, if greater. Daily +4 provides a 4% annual Deferral Bonus and market based Step Ups. A Step Up is the potential increase to your Withdrawal Base, based on market performance.

When can you buy the rider? (Daily 6 and Daily +4)

You may elect this rider at any time, provided you have not previously elected any optional Withdrawal Benefit or Legacy Lock II. Non-natural Owners cannot elect this rider after the Contract issue date.

If you elect this rider other than at Contract issuance, rider benefits will be calculated from the rider effective date not the Contract issue date. The starting values for determining your Withdrawal Base, Anniversary Withdrawal Base (Daily 6 only), High Water Mark (Daily +4 only) and Deferral Bonus Base will be your Contract Value as of the rider effective date, not your initial Premium Payment or any other prior values.

This rider may not be available in all states or through all Financial Intermediaries and may be subject to additional restrictions set by your Financial Intermediary or by us. We reserve the right to withdraw this rider at any time without notice. The maximum age of any Covered Life when electing this rider is 80.

If you elect this rider after the Contract issue date, and have not previously elected an optional Death Benefit, you will have a one-time opportunity to add Legacy Lock II concurrently.

We look at the age of Contract parties (e.g., Owner, joint Owners, Spouses, Annuitant and/or Beneficiary) when setting rider benefits (such living persons are called a Covered Life and the specific person whose life and age is used to set benefits is called the relevant Covered Life). For instance, when setting your Withdrawal Percentage, the older Covered Life is the relevant Covered Life when selecting the Single Life Option and the younger Covered Life is the relevant Covered Life when selecting the Joint/Spousal Option. We reserve the right to impose designation restrictions such as making sure that your Spouse is a joint Owner when selecting the Joint/Spousal Option.

Does buying the rider forfeit your ability to buy other riders? (Daily 6 and Daily +4)

Yes. You may not elect another optional withdrawal benefit if you have already elected this rider. If you elect this rider and have not elected Legacy Lock II at the same time, you will not be able to elect Legacy Lock II at a later time.

How is the charge for the rider calculated? (Daily 6 and Daily +4)

The rider has a current charge and maximum rider charge, and both are based on your Withdrawal Base. We will deduct the rider charge on each Quarterly Contract Anniversary on a pro-rated basis from each Sub-Account. The rider charge is the same for both Daily 6 and Daily +4.

We may increase or decrease the rider charge on a prospective basis on each Contract Anniversary up to the maximum described in the Fee Table. The rider charge may increase irrespective of whether you receive either a Step Up or a Deferral Bonus. We will not increase the rider charge by more than 0.50% during any Contract Year. We will provide advance notice of changes to your rider charge. You may decline a rider charge increase in which event your Withdrawal Percentage will be reduced by 1%. For example, if your Withdrawal Percentage would be 5%, but you declined a rider fee increase at some point, your Withdrawal Percentage will be 4%. This declination is irrevocable, and no future Daily Step Up Withdrawal Benefit rider fee changes will apply to you. The Rider Charge may also increase if you elect this rider following Spousal Contract continuation, but only if the Single Life option was elected and the rider terminated upon the death of your Spouse.

If the rider is terminated, or if there is a full Surrender from your Contract, then we will deduct a pro-rated share of the rider charge from your Contract Value based on your Withdrawal Base immediately prior to such termination or full Surrender.

Does your benefit base change under the rider?

Yes, this rider provides an opportunity to take a maximum Withdrawal each year in the form of a Lifetime Annual Payment. We calculate your Lifetime Annual Payments by multiplying your Withdrawal Percentage by your Withdrawal Base. Under each Daily 6 and Daily +4, the Withdrawal Base will fluctuate as described below.

•  Withdrawal Base and Anniversary Withdrawal Base — Daily 6

Under Daily 6, we use the Withdrawal Base to calculate your Lifetime Annual Payment. In Daily 6 you receive a 6% Deferral Bonus or a Step Up, whichever is greater. A Step Up is the potential increase to your Withdrawal Base, based on market performance.

Your initial Withdrawal Base and Anniversary Withdrawal Base are equal to your initial Premium Payment (without deduction of sales charges, if any). Your Withdrawal Base and Anniversary Withdrawal Base will fluctuate based on Step Ups, Deferral Bonuses, sub-sequent Premium Payments, or Excess Partial Withdrawals.

If you are electing this rider after your Contract has been issued, the Withdrawal Base and Anniversary Withdrawal Base will be based on the Contract Value on the date the rider is effective. This may be less than your initial Premium Payment or Contract Value on any day prior to your rider effective date.

Your Withdrawal Base may be reset each Valuation Day following the effective date of the rider until the Owner or the Covered Life is age 90. The reset is equal to the greater of (A), (B) or (C) where:

A = Your Withdrawal Base as of the prior Valuation Day adjusted to include the current Valuation Day Premium Payment and Partial Withdrawals.

B = Your Contract Value, prior to the deduction of any applicable Rider Charge.

C = Your Anniversary Withdrawal Base as of the prior Valuation Day adjusted to include the current Valuation Day Premium Payment and Partial Withdrawals, plus the Deferral Bonus, if applicable. The Deferral Bonus is only applicable on the Contract Anniversary and during the Deferral Bonus Period.

Your Anniversary Withdrawal Base may be reset each Contract Anniversary to equal the greater of the Withdrawal Base or the Anniversary Withdrawal Base as of the prior Valuation Day adjusted to include the current Valuation Day Premium Payment and Partial Withdrawals. The Anniversary Withdrawal Base includes any applicable Deferral Bonus (the amount added to your Anniversary Withdrawal Base during the Deferral Bonus Period if a Step Up does not occur).

Please refer to Daily Step Up Withdrawal Benefit Examples 1-3 in Appendix A for an illustration of ways that your Withdrawal Base may increase based on a Step Up or Deferral Bonus.

Subsequent Premium Payments increase your Withdrawal Base, Anniversary Withdrawal Base and Contract Value by the dollar amount of that Premium Payment.

Partial Withdrawals reduce your Withdrawal Base and Anniversary Withdrawal Base in different ways depending on whether they are Excess Withdrawals or not.

•  Partial Withdrawals that are not Excess Withdrawals will not reduce the Withdrawal Base or Anniversary Withdrawal Base.

•  Excess Withdrawals will reduce the Withdrawal Base and Anniversary Withdrawal Base on a proportionate basis. If your Contract Value is less than your Withdrawal Base, reductions on a proportionate basis will be greater than if done on a dollar-for-dollar basis.

•  Withdrawal Base and High Water Mark — Daily +4

Under Daily +4, we use the Withdrawal Base to calculate your Lifetime Annual Payment. In Daily +4 you receive a 4% Deferral Bonus every year during the Deferral Bonus Period in addition to any Step Up. A Step Up is the potential increase to your Withdrawal Base, based on market performance. In order to calculate your Step Up, we use your High Water Mark. Your High Water Mark is generally your highest Contract Value as described below.

We automatically reset your Contract's High Water Mark each day to equal the greater of (i) your prior High Water Mark adjusted to include any additional Premium Payments or Partial Withdrawals or (ii) the Contract Value prior to the deduction of any applicable rider charge.

Your initial Withdrawal Base and High Water Mark are equal to your initial Premium Payment (without deduction of sales charges, if any). Your Withdrawal Base and High Water Mark may fluctuate based on Step Ups, Deferral Bonuses, or sub-sequent Premium Payments, or Excess Partial Withdrawals.

If you are electing this rider after your Contract has been issued, the Withdrawal Base and High Water Mark will be based on the Contract Value on the date the rider is effective. This may be less than your initial Premium Payment or Contract Value on any day prior to your rider effective date.

Your Withdrawal Base may be reset each Valuation Day following the effective date of the rider until the Owner or the Covered Life is age 90. The reset is equal to the sum of (A), (B) and (C) where:

A = Your Withdrawal Base as of the prior Valuation Day adjusted to include the current Valuation Day Premium Payment and Partial Withdrawals.

B = The Contract Value High Water Mark as of the current Valuation Day less the Contract Value High Water Mark as of the prior Valuation Day adjusted to include the current Valuation Day Premium Payment and Partial Withdrawals.

C = The Deferral Bonus, if applicable. The Deferral Bonus is only applicable on the Contract Anniversary and during the Deferral Bonus Period.

Please refer to Daily Step Up Withdrawal Benefit Examples 4-6 in Appendix A for an illustration of ways that your Withdrawal Base may increase based on a Step Up or Deferral Bonus.

Subsequent Premium Payments increase your Withdrawal Base, High Water Mark and Contract Value by the dollar amount of that Premium Payment.

Partial Withdrawals reduce your Withdrawal Base in different ways depending on whether they are Excess Withdrawals or not.

•  Partial Withdrawals that are not Excess Withdrawals will not reduce the Withdrawal Base or High Water Mark.

•  Excess Withdrawals will reduce the Withdrawal Base and High Water Mark on a proportionate basis. If your Contract Value is less than your Withdrawal Base, reductions on a proportionate basis will be greater than if done on a dollar-for-dollar basis.

Daily 6 and Daily +4

Your Withdrawal Base can never be less than $0 or more than $5 million. Any transactions that would otherwise increase the Withdrawal Base outside these limits will not be included for any benefits under the rider.

Please refer to this rider's section entitled "What happens if you change ownership?" and "Can your Spouse continue your Lifetime Withdrawal Benefit?" for a discussion regarding how your Withdrawal Base can be recalculated following a Covered Life change. Please refer to the section entitled "How is the charge for the rider calculated?" for more information regarding the decrease of your Withdrawal Percentage associated with declining rider charge increases.

Excess Withdrawals will reduce the Withdrawal Base, the Anniversary Withdrawal Base, and the High Water Mark on a proportionate basis. If your Contract Value is less than your Withdrawal Base, reductions on a proportionate basis will be greater than if done on a dollar-for-dollar basis. For example:

•  Daily 6 dollar-for-dollar: On such date your Contract Value is equal to $100,000 and the Withdrawal Base and Anniversary Withdrawal Base equal $120,000. Assume you take a $10,000 Partial Withdrawal that is not an Excess Withdrawal. After the withdrawal, your Contract Value is equal to $90,000 and the Withdrawal Base and Anniversary Withdrawal Base equal $120,000. Please see the Appendix A for additional details.

•  Daily 6 proportionate reduction: On such date your Contract Value is equal to $100,000 and the Withdrawal Base and Anniversary Withdrawal Base equal $120,000. Assume you take a $10,000 Partial Withdrawal that is an Excess Withdrawal. After the withdrawal, your Contract Value is equal to $90,000 and the Withdrawal Base and Anniversary Withdrawal Base equals $108,000. Since the withdrawal was 10% of the Contract Value, the Withdrawal Base and Anniversary Withdrawal Base was reduced by 10% (120,000*.10 = 12,000). Please see the Appendix A for additional details.

•  Daily +4 dollar-for-dollar: On such date your Contract Value is equal to $100,000 and the Withdrawal Base and High Water Mark equal $120,000. Assume you take a $10,000 Partial Withdrawal that is not an Excess Withdrawal. After the withdrawal, your Contract Value is equal to $90,000 and the Withdrawal Base and High Water Mark equal $120,000. Please see the Appendix A for additional details.

•  Daily +4 proportionate reduction: On such date your Contract Value is equal to $100,000 and the Withdrawal Base and High Water Mark equal $120,000. Assume you take a $10,000 Partial Withdrawal that is an Excess Withdrawal. After the withdrawal, your Contract Value is equal to $90,000 and the Withdrawal Base and High Water Mark equal $108,000. Since the withdrawal was 10% of the Contract Value, the Withdrawal Base and High Water Mark was reduced by 10% (120,000*.10 = 12,000). Please see the Appendix A for additional details.

Partial Withdrawals taken during any Contract Year that cumulatively exceed the Free Withdrawal Amount, but do not exceed Lifetime Annual Payments will be free of any applicable CDSC. For example, assume your Free Withdrawal Amount is equal to $10,000 and your Lifetime Annual Payment is equal to $12,000. Cumulative Partial Withdrawals during the Contract Year that do not exceed $12,000 will be free of any applicable CDSC.

Please refer to Daily Step Up Withdrawal Benefit Examples 1-6 in Appendix A.

Deferral Bonus Base — Daily 6

On each Contract Anniversary during the Deferral Bonus Period, we may apply a Deferral Bonus to your Withdrawal Base. You will not receive a Deferral Bonus if your Step Up (as of the date of your Contract Anniversary) is greater than or equal to your Deferral Bonus Base multiplied by the Deferral Bonus. The Deferral Bonus for Daily 6 is 6%. The Deferral Bonus will be calculated as a percentage of the Deferral Bonus Base during an effective Deferral Bonus Period.

If you elect this rider when the Contract is issued, your Deferral Bonus Base is equal to your initial Premium Payment and any subsequent Premium Payments made during your first Contract Year (without deduction of sales charges, if any). If you are electing this rider after your Contract has been issued the Deferral Bonus Base is equal to your Contract Value on the date the rider is effective. Contract Value and Premium Payments prior to the election of the rider (as well as those values that would have been used to set the Deferral Bonus Base had this rider been elected upon Contract issuance), will be disregarded. Thereafter, your Deferral Bonus Base may be reset on each Contract Anniversary during the Deferral Bonus Period.

If, on your Contract Anniversary, you have a Step Up that is greater than your Deferral Bonus, we will reset your Deferral Bonus Base to equal your Withdrawal Base. If, on your Contract Anniversary, a Step Up does not occur or is less than your Deferral Bonus, your Deferral Bonus Base is not reset.

The Deferral Bonus Period will cease upon the earlier of the tenth Contract Anniversary following the rider effective date or when you take any Partial Withdrawal.

During the Deferral Bonus Period, subsequent Premium Payments will increase your Deferral Bonus Base by the dollar amount of the Premium Payment.

Please refer to Daily Step Up Withdrawal Benefit Examples 1-3 in Appendix A for an illustration of a Deferral Bonus being applied to increase a Withdrawal Base.

Your Deferral Bonus Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Deferral Bonus Base above these limits will not be included for any benefits under the rider.

Please refer to the section entitled "What happens if you change ownership?" and "Can your Spouse continue your Lifetime Withdrawal Benefit?" for a discussion regarding how your Deferral Bonus Base can be recalculated following a Covered Life change.

Deferral Bonus Base — Daily +4

The Deferral Bonus for Daily +4 is 4%. The Deferral Bonus will be calculated during an effective Deferral Bonus Period.

If you elect this rider when the Contract is issued, your Deferral Bonus Base is equal to your initial Premium Payment and any subsequent Premium Payments made during your first Contract Year (without deduction of sales charges, if any). The Deferral Bonus Base will not reset on the Contract Anniversary.

If you are electing this rider after your Contract has been issued the Deferral Bonus Base is equal to your Contract Value on the date the rider is effective. Contract Value and Premium Payments prior to the election of the rider (as well as those values that would have been used to set the Deferral Bonus Base had this rider been elected upon Contract issuance), will be disregarded.

The Deferral Bonus Period will cease upon the earlier of the tenth Contract Anniversary following the rider effective date or when you take any Partial Withdrawal.

During the Deferral Bonus Period, subsequent Premium Payments will increase your Deferral Bonus Base by the dollar amount of the Premium Payment. The Deferral Bonus Base will not be increased by anything other than subsequent Premium Payments.

Please refer to Daily Step Up Withdrawal Benefit Examples 4-6 in Appendix A for an illustration of a Deferral Bonus being applied to increase a Withdrawal Base.

Your Deferral Bonus Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Deferral Bonus Base above these limits will not be included for any benefits under the rider.

Please refer to the section entitled "What happens if you change ownership?" and "Can your Spouse continue your Lifetime Withdrawal Benefit?" for a discussion regarding how your Deferral Bonus Base can be recalculated following a Covered Life change.

Is the rider designed to pay you withdrawal benefits for your lifetime? (Daily 6 and Daily +4)

Yes. However, withdrawals taken prior to the Minimum Income Age (age 59 1/2) are not guaranteed to be available throughout your lifetime. Such withdrawals will reduce (and may even eliminate) the Withdrawal Base otherwise available to establish lifetime benefits. Additionally, if your Contract Value falls below the Minimum Amount Rule before you attain age 59 1/2, your Lifetime Annual Payments will be reduced to zero.

Lifetime Annual Payments are calculated by multiplying your Withdrawal Base by the applicable Withdrawal Percentage. The Lifetime Withdrawal Percentage varies based on the age of the relevant Covered Life and whether or not you've taken your first Partial Withdrawal.

Prior to your first Partial Withdrawal, your Lifetime Annual Payment is set on each Valuation Day and is equal to your applicable Lifetime Withdrawal Percentage multiplied by your then current Withdrawal Base. Thereafter, your Lifetime Annual Payment may reset on any of the following events:

a)  Contract Anniversary;

b)  The Lifetime Withdrawal Percentage changes;

c)  A subsequent Premium Payment;

d)  An Excess Withdrawal; or

e)  A change of Owner, because of Spousal Contract continuation.

The applicable Withdrawal Percentages are as follows:

	Withdrawal Percentage If Contract Owner Has Not Previously Declined Increase In Rider Charge		Withdrawal Percentage If Contract Owner Has Previously Declined Increase In Rider Charge
Age	Joint/Spousal Option	Single Option	Joint/Spousal Option	Single Option
59 1/2 – 64	3.5%	4.0%	2.5%	3.0%
65 – 84	4.5%	5.0%	3.5%	4.0%
85+	5.5%	6.0%	4.5%	5.0%

•  Except as provided below, the Lifetime Withdrawal Percentage will be based on the age of the relevant Covered Life at the time of the first Partial Withdrawal. If a Partial Withdrawal HAS NOT been taken, your new Lifetime Withdrawal Percentage will be effective on the last birthday that brought the relevant Covered Life into a new Lifetime Withdrawal Percentage age band; or

•  If a Partial Withdrawal HAS been taken, the Lifetime Withdrawal Percentage will be locked at the time of the Partial Withdrawal. The Lifetime Withdrawal Percentage may increase based on the current attained age of the Covered Life provided there is a Step Up and a new age band is reached.

Is the rider designed to pay you Death Benefits? (Daily 6 and Daily +4)

No.

Does the rider replace the standard Death Benefit? (Daily 6 and Daily +4)

No.

Can you revoke the rider? (Daily 6 and Daily +4)

No. Please also see "Other Information" at the end of this section for other ways the rider may terminate.

What effect do Partial Withdrawals or full Surrenders have on your benefits under the rider? (Daily 6 and Daily +4)

Please refer to "Does your benefit base change under the rider?" for the effect of Partial Withdrawals. You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value with any applicable charges (and Premium Tax) deducted and not your Withdrawal Base, Deferral Bonus Base and any future Lifetime Annual Payments.

If your Contract Value on any Contract Anniversary is ever reduced below the Minimum Amount Rule (equal to the greater of the Minimum Contract Value described in Section 8.c. Surrenders and Partial Withdrawals or one Lifetime Annual Payment) as a result of investment performance or deduction of fees and/or charges, or if on any Valuation Day a Partial Withdrawal is taken that reduces your Contract Value below this Minimum Amount Rule, we will no longer accept subsequent Premium Payments. You may then either make a full Surrender and terminate your Contract and your rider, or you may continue the Contract provided the following:

•  You must Transfer your remaining Contract Value to an approved Sub-Account(s) and/or Programs within ten business days. Failure to do so will be deemed as your acquiescence to our exercising reserved contractual rights to reallocate these sums to the money market Sub-Account;

•  Lifetime Annual Payments will continue;

•  Step Ups and Deferral Bonuses, if applicable, will no longer apply;

•  All other privileges under the rider will terminate and you will no longer be charged a rider fee, Premium Based Charge or Annual Maintenance Fee; and

If any amount greater than a Lifetime Annual Payment is requested, the Contract will be liquidated and the rider will terminate.

What happens if you change ownership? (Daily 6 and Daily +4)

An ownership change which changes the Covered Life will terminate this rider. A final pro-rated rider charge will be assessed on the termination date, and then will no longer be assessed. If the ownership change is a result of Spousal Contract continuation and the Joint/Spousal option was elected, the rider will not terminate. The rider will terminate on Spousal Contract continuation if the Single Life Option was elected. Please see "Can your Spouse continue your Lifetime Withdrawal Benefit?" below for additional information.

Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.

Can your Spouse continue your Lifetime Withdrawal Benefit? (Daily 6 and Daily +4)

•  Single Life Option:

This rider terminates upon the death of the Owner. The Spouse may continue the Contract under the "Spouse Beneficiary" provision of the Contract, whereby the Contract Owner's Spouse will become the Contract Owner if the Spouse was named as Beneficiary. The Spouse may either choose to continue the Contract or may elect to be paid a Death Benefit option, if eligible. If the Spouse chooses to continue the Contract, we will increase the Contract Value to the Death Benefit value as of the Valuation Day We receive due proof of death according to the future contribution allocation then in effect. The surviving Spouse becomes the new Owner on the effective Valuation Day of the Spousal Contract continuation. This right may be exercised only once during the term of the Contract. The surviving Spouse may re-elect this rider, subject to the election rules that are then in place.

•  Joint/Spousal Option:

The rider is designed to facilitate the continuation of your rights by your Spouse through the inclusion of a Joint/Spousal Option. If a Covered Life dies and the Contract and the rider are continued as described below, the rider will continue with respect to all benefits at the then current rider charge. The benefits will be reset as follows:

•  The Withdrawal Base will be equal to the greater of Contract Value or the Withdrawal Base on the Spousal Contract continuation date;

•  The Deferral Bonus Base will be equal to the greater of Contract Value or the Deferral Bonus Base on the Spousal Contract continuation date;

•  For Daily 6, only the Anniversary Withdrawal Base will be equal to the greater of Contract Value or the Anniversary Withdrawal Base on the Spousal Contract continuation date;

•  For Daily +4 only, the High Water Mark will be equal to the greater of Contract Value or the High Water Mark on the Spousal Contract continuation date.

•  The Deferral Bonus Period, if applicable, will not reset; the Deferral Bonus Period will continue uninterrupted;

•  The Lifetime Annual Payment will be recalculated; and

•  The Lifetime Withdrawal Percentage will remain at the current percentage if Partial Withdrawals have commenced; otherwise the Lifetime Withdrawal Percentage will be based on the attained age of the remaining Covered Life on the Spousal Contract continuation date.

The remaining Covered Life cannot name a new Owner on the Contract. Any new Beneficiary that is added to the Contract will not be taken into consideration as a Covered Life. The rider will terminate upon the death of the remaining Covered Life.

What happens if you annuitize your Contract? (Daily 6 and Daily +4)

If you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value, not your Withdrawal Base. If your Contract reaches the Annuity Commencement Date, the Contract Value, not your Withdrawal Base, must be annuitized unless we agree to extend the Annuity Commencement Date, at our discretion. In this circumstance, the Contract may be annuitized under our standard annuitization rules.

Single Life Option:

At the Annuity Commencement Date, the Contract may be annuitized under our standard Annuity Options or as Lifetime Annual Payments With a Cash Refund — an annuity payable during the lifetime of the Covered Life. At the death of the Covered Life, any remaining value will be paid to the Beneficiary. The remaining value equals the Contract Value on the Annuity Commencement, less Premium Tax, minus the sum of all Annuity Payments made.

Joint/Spousal Option:

At the Annuity Commencement Date, the Contract may be annuitized under our standard Annuity Options or as Lifetime Annual Payments With a Cash Refund — an annuity payable during the lifetime of the Covered Lives. At the death of the second Covered Life, any remaining value will be paid to the Beneficiary. The remaining value equals the Contract Value on the Annuity Commencement Date, less Premium Tax, minus the sum of all Annuity Payments made.

Should your Contract Value go below our Minimum Amount Rule then in effect, Lifetime Annual Payments will continue as described in this section under "What effect do Partial Withdrawals or full Surrenders have on your benefits under the rider?"

Are there restrictions on how you must invest? (Daily 6 and Daily +4)

Yes. You must invest your Contract Value (including future investments) within an approved asset allocation model(s) and Sub-Account(s) approved and designated by us that correspond with the rider version chosen. You must invest in the approved Sub-Account(s) listed in Appendix C. This means you will be limited in your choice of Sub-Account investments. This also means you will not be able to allocate your Contract Value to all available Sub-Accounts. Current Investment Restrictions are listed in Appendix C.

We may modify, add, delete, or substitute (to the extent permitted by applicable law), the asset allocation models, Sub-Accounts, portfolio rebalancing requirements, and other Investment Restrictions that apply while the rider is in effect. For instance, we might amend these restrictions if a Sub-Account (i) merges into another Fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. These changes will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to "Other Program considerations" under the section entitled "What other ways can you invest?" in Section 8.a. Purchasing a Contract for more information regarding the potential impact of Fund mergers and liquidations with respect to then existing investments within an asset allocation model.

Upon violation of these Investment Restrictions, you will have a five business day window during which you must allocate to approved investments. Except as provided below, failure to comply with any applicable Investment Restriction will result in termination of the rider. If the rider is terminated by us, for violation of applicable Investment Restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. In the event of a conflict between the Investment Restrictions of this rider and those imposed by any guaranteed minimum death benefit rider, the Investment Restrictions of this rider shall prevail.

If the rider is terminated by us due to a failure to comply with these Investment Restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing Investment Restrictions. You will have a five business day reinstatement period to do this. The reinstatement period will begin upon termination of the rider. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a Partial Withdrawal, or make a Covered Life change.

If applicable, your Withdrawal Base and Deferral Bonus Base will be reset at the lower of the Contract Value or the Withdrawal Base or Deferral Bonus Base, respectively, prior to the revocation as of the date of the reinstatement. We will deduct a pro-rated rider charge on your Quarterly Contract Anniversary following the reinstatement for the time period between the reinstatement date and your first Quarterly Contract Anniversary following the reinstatement. Violation of these Investment Restrictions could result in a serious erosion of the value in this rider.

We may require that you comply with then prevailing Investment Restrictions upon Spousal Contract continuation or permissible Covered Life changes. Investment in any asset allocation model and certain Funds could mitigate losses but also hamper potential gains. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these Investment Restrictions. Investment Restrictions may reduce the overall volatility in investment performance. Such reduced volatility may reduce the returns on investments and mitigate our guarantee obligations under the Contract.

It may be presumed that investment in any of the approved asset allocation model(s) and Sub-Account(s) could mitigate losses but also hamper potential gains. The approved asset allocation model(s) and Sub-Account(s) provide very different potential risk/reward characteristics. Other investment options that are available if Investment Restrictions did not apply may offer the potential for higher returns. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these Investment Restrictions. These Investment Restrictions may limit your Contract Value and benefits. Before you elect an optional benefit that is subject to Investment Restrictions, you and your Financial Intermediary should carefully consider whether the investment options available under the Investment Restrictions meet your investment objectives and risk tolerance.

Investment Restrictions may reduce the overall volatility in investment performance. Such reduced volatility may reduce returns on investments and mitigate our guarantee obligations under the Contract. Investment Restrictions do not guarantee reduced volatility. We will periodically rebalance your investments within asset allocation models as described in Appendix C — Optional Rider Investment Restrictions.

Are there restrictions on the amount of subsequent Premium Payments? (Daily 6 and Daily +4)

Yes. We require prior approval of subsequent Premium Payments after the first Contract Anniversary after the rider effective date. We do not currently enforce the right to approve subsequent Premium Payments, except where a subsequent Premium Payment would result in your total Premium Payments equaling or exceeding $1 million. In the future, we may expand the circumstances under which we require prior approval of subsequent Premium Payments. There are a variety of factors that could influence our decision to prohibit or restrict subsequent Premium Payments, for example, we could do so in the event of a market disturbance. Any action we take with respect to subsequent Premium Payment restriction or approval will be done on a non-discriminatory basis. We will not accept Premium Payments after the Annuity Commencement Date. A limitation on subsequent Premium Payments means that you would not be able to increase your Lifetime Annual Payments by making additional deposits into the Contract.

Other information (Daily 6 and Daily +4)

The rider may not be appropriate for all investors. Several factors, among others, should be considered:

•  If you are electing this rider after your Contract has been issued, the starting values for all benefits will be the Contract Value on the rider effective date and not your initial Premium Payment or any other prior values.

•  We reserve the right to impose a daily Withdrawal Base Cap for new sales only. We do not currently enforce a daily Withdrawal Base Cap.

•  If your Contract Value falls below the Minimum Amount Rule before the relevant Covered Life attains age 59 1/2, your Lifetime Annual Payment will be reduced to zero.

•  The benefits under the rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.

•  We may terminate this rider based upon the following conditions: Spousal Contract continuation, ownership changes, and/or violation of Investment Restrictions. If we terminate the rider, it cannot be re-elected by you.

•  The Fixed Account is not available if you have elected the Daily Step Up Withdrawal Benefit.

•  Annuitizing your Contract, whether voluntary or not, will impact and possibly eliminate this benefit.

•  Even though the rider is designed to provide living benefits, you should not assume that you will necessarily receive payments for life if you have violated any of the terms of the rider or if you commence taking Partial Withdrawals prior to your Minimum Income Age. Partial Withdrawals taken prior to the Minimum Income Age are not guaranteed to be available throughout your lifetime. Such Partial Withdrawals will reduce (and may even eliminate) the Withdrawal Base otherwise available to establish lifetime benefits.

•  This rider may not be appropriate for you if you are interested in maximizing the Contract's potential for long-term accumulation rather than taking current withdrawals and ensuring a stream of income.

•  The determination of the relevant Covered Life is established by us and is critical to the determination of many important benefits such as the Lifetime Withdrawal Percentage used to set Lifetime Annual Payments.

•  We may withdraw the rider for new Contract sales at any time.

•  Any Excess Withdrawal will trigger a proportionate reduction in your benefit.

•  Partial Withdrawals made pursuant to a Systematic Withdrawal Program may violate this rider if made during the reinstatement period following a violation of Investment Restrictions under this rider.

•  When the Single Life Option is chosen, Spouses may find continuation of the rider to be unavailable or unattractive after the death of the Owner. Continuation of the benefits available in the optional rider is dependent upon its availability at the time of death of the first Covered Life.

•  Not all Annuity Payout Options will provide a stream of income for your lifetime and payments may be less than Lifetime Annual Payments. The amount and duration of an annuity payout will depend on the Annuity Payout Option you elect. You should carefully review the Annuity Payout Options available when making your annuitization election.

•  The fee for the rider may change at every Contract Anniversary. Please carefully review the maximum fee disclosed in Section 4. Fee Summary.

•  We do not automatically increase payments under the Systematic Withdrawal Program if your Lifetime Annual Payment increases. If you are enrolled in our Systematic Withdrawal Program to make Lifetime Annual Payments and your eligible Lifetime Annual Payment increases, you need to request an increase in your Systematic Withdrawal Program. We will not individually notify you of this privilege.

•  We will share data regarding your Contract with our affiliates or designees to help us manage our guarantee obligations under this rider.

•  The purchase of the rider may not be appropriate for custodial owned Contracts, Beneficiary or inherited IRAs or Contracts owned by certain types of non-natural entities, including Charitable Trusts. Because these types of owners and many non-natural entities may be required to make certain periodic distributions and those amounts may be different than the withdrawal limits permitted under the rider, you should discuss this with your tax adviser or investment professional to determine the appropriateness of this benefit. We are not responsible for violations to riders due to your obligation to comply with RMD obligations.

•  The Daily Step Up Withdrawal Benefit is referred to as Enhanced Guaranteed Lifetime Withdrawal Benefit II Rider in your Contract.

•  You should consult with your investment professional for assistance in determining whether these Investment Restrictions are suitable for your financial needs and risk tolerance.

•  Any payment obligation we make under the Contract, including optional withdrawal benefit payments, is subject to our financial strength and claims-paying ability and our long-term ability to make such payments.

12. Additional Information

a. State Variations

The following section describes modifications to this prospectus required by one or more state insurance departments as of the date of this prospectus. Unless otherwise noted, variations apply to all forms of Contracts we issue. References to certain state's variations do not imply that we actually offer Contracts in each such state. These variations are subject to change without notice and additional variations may be imposed as specific states approve new riders.

Arizona, Arkansas, Delaware, District of Columbia, Montana, North Dakota

•  Right to Examine and Return this Contract provision. If for any reason you are not satisfied, you may cancel the Contract by returning it within 30 days after you receive it. A written request for cancellation must accompany the Contract. In such an event, we will pay you the Contract Value on the date of Surrender, plus any fees and charges deducted from the Premiums or imposed under such Contract.

•  The Minimum Contract Value may be increased after the Contract is issued.

•  The default annuitization option is Annuity Payout Option 1 — Life Annuity with Cash Refund.

California

•  Right to Examine and Return this Contract provision. If for any reason you are not satisfied, you may cancel the Contract by returning it within 30 days after you receive it. During that 30-day period, your money will be placed in a fixed account or money-market fund, unless you direct that the Premium be invested in a stock or bond portfolio underlying the policy during the 30-day period. If you do not direct that the Premium be invested in a stock or bond portfolio, and if you return the policy within the 30-day period, you will be entitled to a refund of the Premium and any policy fee paid. If you direct that the Premium be invested in a stock or bond portfolio during the 30-day period, and if you return the policy during that period, you will be entitled to a refund of the Contract Value on the date of Surrender, plus any fees and charges deducted from the Premiums or imposed under such Contract.

•  The Annuitant may not be changed at any time if the Owner is a non-natural person unless the non-natural person is a transferee of a natural person.

•  A change in Covered Life will not terminate an Optional Living Benefit rider.

•  A change in Contract Owner will not terminate an Optional Death Benefit rider.

•  The Contract Maturity Date is based on the Owner's age (or Annuitant's age for a non-natural Owner) in effect on the issue date of the Contract.

•  The CDSC, known as Surrender Charge in California, will not be waived for Surrenders if you are a patient in a certified long-term care facility or other eligible facility.

•  The Minimum Contract Value may be increased after the Contract is issued.

•  The default annuitization option is Annuity Payout Option 1 — Life Annuity with Cash Refund.

Connecticut

•  Right to Examine and Return this Contract provision. If for any reason you are not satisfied with your purchase, you may cancel the Contract by returning it within 10 days after you receive it. A written request for cancellation must accompany the Contract. In such an event, we will pay you the Contract Value on the date of surrender, plus any fees and charges deducted from the Premiums or imposed under such Contract. If you request cancellation before you receive the Contract, any Premium paid will be refunded in full. In such case, we will notify you of your right to receive the Surrender Value in lieu of the Premium Payment in the event the Surrender Value would provide an amount greater than the Premium Payment. If you choose to Surrender rather than exercise your right to free-look your Contract, any earnings may be subject to taxation, and, if you are under age 59 1/2, an additional 10% federal tax may apply. You should consult with a qualified tax adviser to discuss your options.

•  The CDSC will not be waived for Surrenders if you are a patient in a certified long-term care facility or other eligible facility on the issue date of the Contract.

•  The Minimum Contract Value may be increased after the Contract is issued.

•  The default annuitization option is Annuity Payout Option 1 — Life Annuity with Cash Refund.

Florida

•  Right to Examine and Return this Contract provision. If for any reason you are not satisfied, you may cancel the Contract by returning it within 30 days after you receive it. A written request for cancellation must accompany the Contract. In such an event, we will pay you the Contract Value on the date of Surrender, plus any fees and charges deducted from the Premiums or imposed under such Contract.

•  If you were age 65 or older on the Contract issue date, the CDSC will be capped at 10% of the amount withdrawn. However, the cap does not apply to persons whose net worth or joint net worth with his or her spouse at the time of purchase exceeds $1 million; or the person had an individual income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years, and has a reasonable expectation of reaching the same income level in the current year.

•  The Minimum Contract Value may be increased after the Contract is issued.

•  The default annuitization option is Annuity Payout Option 1 — Life Annuity with Cash Refund.

South Dakota

•  Right to Examine and Return this Contract provision. If for any reason you are not satisfied, you may cancel the Contract by returning it within 30 days after you receive it. A written request for cancellation must accompany the Contract. In such an event, we will pay you the Contract Value on the date of Surrender, plus any fees and charges deducted from the Premiums or imposed under such Contract.

•  The CDSC will not be waived for Surrenders if you are a patient in a certified long-term care facility or other eligible facility.

•  The Minimum Contract Value may be increased after the Contract is issued.

•  The default annuitization option is Annuity Payout Option 1 — Life Annuity with Cash Refund.

b. Broker-Dealer Variations

There are no broker-dealer variations.

c. Legal Proceedings

There continues to be significant federal and state regulatory activity relating to financial services companies. We are subject to various legal proceedings and claims incidental to or arising in the ordinary course of our business. In the future, we may be subject to additional lawsuits, arbitration proceedings and/or regulatory/legal proceedings. While it is not possible to predict with certainty the ultimate outcome of any pending or future case, legal proceeding or regulatory action, we do not expect the ultimate result of any of our known legal proceedings or claims to result in a material adverse effect on the Company or its Separate Account. Nonetheless, given the indeterminate amounts sought in certain of these proceedings, and the inherent unpredictability of litigation, an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's results of operations or cash flows.

In connection with a cybersecurity incident on May 29, 2023, related to services provided to several companies by Pension Benefits Information LLC, and its use of MOVEit software ("PBI/MOVEit Incident"), The Global Atlantic Financial Group LLC or some of its affiliates have received a total of five putative class action complaints alleging failure to properly secure and safeguard customers' sensitive information. Four cases originated in United States District Court for the Southern District of New York: Clancy, Michael v. The Global Atlantic Financial Group LLC (1:23-cv-07975) filed September 8, 2023, Guzman, Marcelina v. The Global Atlantic Financial Group LLC (1:23-cv-08150) filed September 14, 2023, and Hendrix, Eudoice v. Global Atlantic Financial Company, Accordia Life and Annuity Company, Commonwealth Annuity and Life Insurance Company, First Allmerica Financial Life Insurance Company and Forethought Life Insurance Company (1:23-cv-08058) filed September 12, 2023, and Bernstein, Michael v. The Global Atlantic Financial Group LLC (1:23-cv-9868) filed in New York state court September 15, 2023. A fifth case was filed in the United States District Court for the Southern District of Indiana, but subsequently was voluntarily dismissed: Hansa v. Forethought Life Insurance Company, Global Atlantic Insurance Network LLC, and The Global Atlantic Financial Group LLC (1:23-cv-01549) filed August 28, 2023. The Company itself is currently a party only in the Hendrix case. A judicial panel consolidated certain PBI/MOVEit Incident-related litigation in an MDL and transferred the cases to the District of Massachusetts, before Judge Allison Burroughs. This order applies to all matters against The Global Atlantic Financial Group LLC and its affiliates.

d. How Contracts Are Sold

We have entered into a distribution agreement with our affiliate Global Atlantic Distributors, LLC under which it serves as the principal underwriter for the Contracts, which are offered on a continuous basis. Global Atlantic Distributors, LLC is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer and is a member of the Financial Industry Regulatory Authority (FINRA). We are affiliated with Global Atlantic Distributors, LLC because we are under common control. The principal business address of Global Atlantic Distributors, LLC is One Financial Plaza, 755 Main Street, 24th Floor, Hartford, CT 06103. Global Atlantic Distributors, LLC has entered into selling agreements with affiliated and unaffiliated broker-dealers, and financial institutions (Financial Intermediaries) for the sale of the Contracts. We pay compensation to Global Atlantic Distributors, LLC for sales of the Contracts by Financial Intermediaries. Global Atlantic Distributors, LLC in its role as Principal Underwriter, did not retain any underwriting commissions for the fiscal year ended December 31, 2024. Contracts will be sold by individuals (Financial Intermediaries) who have been appointed by us as insurance agents and who are investment professionals. Each investment professional is affiliated with one of the selling broker-dealers. We may also make the Contracts available through independent investment professionals.

We list below types of arrangements that help to incentivize sales people to sell our suite of variable annuities. Not all arrangements necessarily affect each variable annuity. These types of arrangements could be viewed as creating conflicts of interest.

Financial Intermediaries receive commissions (described below under Commissions). Certain selected Financial Intermediaries also receive additional compensation (described below under Additional Payments). All or a portion of the payments we make to Financial Intermediaries may be passed on to investment professionals according to a Financial Intermediaries' internal compensation practices.

Affiliated broker-dealers also employ individuals called wholesalers in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Premium Payments or Contract Value.

Your Financial Intermediary may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange a contract you already own if you determine, after comparing the features, fees and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract. In general, the Contract does not contain any provisions related to exchanges or conversions.

•  Commissions

Up front commissions paid to Financial Intermediaries generally range from 0% to up to 7.5% of each Premium Payment. Trail commissions (fees paid for customers that maintain their Contracts generally for more than 1 year) range up to 1% of your Contract Value. We pay different commissions based on the Contract variation that you buy. We may pay a lower commission for sales to Owners over age 80.

Commission arrangements vary from one Financial Intermediary to another. We are not involved in determining your investment professional's compensation. Under certain circumstances, your investment professional may be required to return all or a portion of the commissions paid.

Check with your investment professional to verify whether your account is a brokerage or an advisory account. Your interests may differ from ours and your investment professional (or the Financial Intermediary with which they are associated). Please ask questions to make sure you understand your rights and any potential conflicts of interest. If you are an advisory client, your investment professional (or the Financial Intermediary with which they are associated) can be paid both by you and by us based on what you buy. Therefore, profits, and your investment professional's (or their Financial Intermediary's) compensation, may vary by product and over time. Contact an appropriate person at your Financial Intermediary with whom you can discuss these differences.

•  Additional Payments

Subject to FINRA and Financial Intermediary rules, we (or our affiliates) also pay the following types of fees to, among other things, encourage the sale of this Contract. These additional payments could create an incentive for your investment professional, and the Financial Intermediary with which they are associated, to recommend products that pay them more than others, which may not necessarily be to your benefit.

Additional Payment Type	What It's Used For
Access	Access to Financial Intermediaries and/or broker-dealers such as one-on-one wholesaler visits or attendance at national sales meetings or similar events.
Gifts & Entertainment	Occasional meals and entertainment, tickets to sporting events and other gifts.
Marketing

Joint marketing campaigns and/or broker-dealer event advertising/participation; sponsorship of broker-dealer sales contests and/or promotions in which participants (including Financial Intermediaries) receive prizes such as travel awards, merchandise and recognition; client generation expenses.

Marketing Expense Allowances	Pay Fund related parties for wholesaler support, training and marketing activities for certain Funds.
Support

Sales support through such things as providing hardware and software, operational and systems integration, links to our website from a broker-dealer's website; shareholder services (including sub-accounting sponsorship of broker-dealer due diligence meetings; and/or expense allowances and reimbursements).

Training	Educational (due diligence), sales or training seminars, conferences and programs, sales and service desk training, and/or client or prospect seminar sponsorships.
Visibility

Inclusion of our products on a broker-dealer's preferred list; participation in, or visibility at, national and regional conferences; and/or articles in broker-dealer publications highlighting our products and services.

Volume	Pay for the overall volume of their sales or the amount of money investing in our products.

As of December 31, 2024, we have entered into ongoing contractual arrangements to make additional payments to the following Financial Intermediaries for our suite of variable annuities: American Portfolios Financial Services; Avantax Insurance Agency; Avantax Investment Services, Inc.; Avantax Wealth Management; Cadaret Grant & Co, Inc.; Cambridge Investment Research, Inc.; Capital Investment Group; Cetera Advisor Networks LLC; Cetera Advisors LLC; Cetera Financial Specialists LLC; Cetera Investment Services LLC; CFD Investments, Inc.; CoreCap Investments, Inc.; CUSO Financial Services, L.P.; ELE Wealth Advisors, Inc.; First Heartland Capital, Inc.; FSC Agency, Inc.; FSC Securities Corporation; Geneos Wealth Management, Inc.; Grove Point Investments, LLC; Independent Financial Group; Janney Montgomery Scott LLC; Kestra Investment Services, LLC; Key Investment Services LLC; Lincoln Financial Securities Corporation; Lion Street Financial, LLC; LPL Financial LLC; Morgan Stanley Smith Barney, LLC; NEXT Financial Group, Inc.; Osaic, Inc.; Osaic FA, Inc. (formerly Lincoln Financial Advisors Corporation); Osaic Institutions, Inc. (formerly Infinex Financial Group); Osaic Wealth, Inc. (formerly Royal Alliance Associates, Inc.); Raymond James & Associates, Inc.; Raymond James Insurance Group, Inc.; RBC Wealth Management, LLC; SagePoint Financial, Inc.; SCF Securities, Inc.; Securities America, Inc.; Sorrento Pacific Financial, LLC; Stifel Nicolaus & Company, Inc.; TFS Securities, Inc.; The Huntington Investment Company; Transamerica Financial Advisors, Inc.; Triad Advisors, Inc.; Triad Insurance, Inc.; UBS Financial Services Insurance Agency Inc.; U.S. Bancorp Advisors LLC (formerly UnionBanc Investment Services LLC); U. S. Bancorp Investments, Inc.; Western International Securities; Wells Fargo and Woodbury Financial Services, Inc.

Inclusion on this list does not imply that these sums necessarily constitute "special cash compensation" as defined by FINRA Conduct Rule 2830(l)(4). We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify any investor whether their investment professional is or should be included in any such listing.

For the fiscal year ended December 31, 2024, additional payments did not in the aggregate exceed approximately $3,343,114 (excluding corporate-sponsorship related prerequisites and marketing expense allowances) or approximately 0.08% of average total individual variable annuity assets. Broker-dealers that received additional payments in 2024, but do not have an ongoing contractual relationship, are listed in the Statement of Additional Information.

No specific charge is assessed directly to Owners to cover commissions, additional payments or marketing expense allowances described above. We do intend to recoup the sales expenses and incentives we pay, however, through fees and charges deducted under the Contract and other revenue sharing arrangements.

e. Delay of Payment and Transfers

If you have submitted a check or draft, we have the right to defer payment of Partial Withdrawals, full Surrenders, Death Benefit proceeds, or payments under a settlement option until such check or draft has been honored. We also reserve the right to defer payment of transfers, Partial Withdrawals, full Surrenders, or death benefit proceeds from the Fixed Account for up to six months.

In addition, federal laws designed to counter terrorism and prevent money laundering by criminals might require us to reject a Premium Payment and/or "freeze" an Owner's account. If these laws apply in a particular situation, we would not be able to pay any request for Partial Withdrawals, full Surrenders, or Death Benefits, make transfers or continue making annuity payments absent instructions from the appropriate federal regulator. We may also be required to provide information about you and your Contract to government agencies or departments.

f. Additional Information About Business Continuity Risk and Cybersecurity Risk

We are exposed to risks related to natural and man-made disasters and catastrophes, diseases, epidemics, pandemics, malicious acts, war, cyber-attacks, terrorist acts and climate change, which could adversely affect our operations and results.

While we have obtained insurance, implemented risk management and contingency plans, and taken preventive measures and other precautions, no assurance can be given that there are not scenarios that could have an adverse effect on our operations and results. A natural or man-made disaster or catastrophe, including a severe weather or geological event such as a storm, tornado, fire, flood or earthquake, disease, epidemic, pandemic (such as COVID-19), malicious act, cyber-attack, terrorist act, or the occurrence of climate change, could cause our workforce, or that of our third-party administrators, to be unable to engage in operations at one or more of our facilities or result in short- or long-term interruptions in our business operations, any of which could be material to our operating results for a particular period.

Certain of these events could also adversely affect our investment portfolio and have a significant negative impact on our operations and results. In addition, claims arising from the occurrence of such events or conditions could have a material adverse effect on our business, results of operations and financial condition. Such events or conditions could also have an adverse effect on lapses and surrenders of existing contracts, as well as sales of new contracts. In addition, such events or conditions could result in significant physical damage and destruction to, and a decrease or halt in economic activity in, large geographic areas, adversely affecting our business within such geographic areas and/or the general economic climate. Such events or conditions could also have a significant impact on our investments, for example by damaging or destroying physical assets we invest in or impacting the financial performance of loans or securities collateralized by loans. Such events or conditions could also result in additional regulation or restrictions on the conduct of our business. The possible macroeconomic effects of such events or conditions (such as causing declines or volatility in the economic and financial markets or changing the behavior of customers, counterparties and regulators) could also adversely affect our investments, as well as many other aspects of our business, financial condition and results of operations. Our risk management efforts, insurance and other precautionary plans and activities may not adequately predict or offset the impact of such events on our business, results of operations and financial condition.

A breach of information security or other unauthorized data access or failure to protect the confidentiality of client information could have an adverse impact on our business and reputation.

In the ordinary course of business, we collect, process, transmit, and store large quantities of personal financial and health information and other confidential and sensitive data about our customers, as well as proprietary business information, collectively referred to herein as "Sensitive Information." The secure processing, storage, maintenance, and transmission of Sensitive Information are vital to our operations and business strategy. Our business depends on our customers' willingness to entrust us with their personal information and any failure, interruption or breach in security could result in disruptions to our critical systems or critical systems of our third-party service providers and adversely affect our customer relationships as well as our legal compliance and liability. Cyber-incidents can result from deliberate attacks or unintentional events and may be systemic (e.g., affecting the internet, cloud services, or other infrastructure) or targeted (e.g., failures in or breach of our systems or the systems of our third-party service providers). These incidents can include, but are not limited to, data exfiltration, ransomware, gaining unauthorized access to digital systems for purposes of misappropriating assets or Sensitive Information, interference with or denial of service, corrupting data or causing operational disruption.

Although we take reasonable efforts (including as may be required by applicable law) to protect Sensitive Information, including the implementation of internal processes and technological defenses that are preventative or detective and other controls we believe to be commercially reasonable and legally compliant in order to provide multiple layers of security, Sensitive Information that we or our third-party service providers maintain may be vulnerable to attacks by computer hackers, to physical theft, or to other compromise due to employee error or malfeasance. Attacks may include both sophisticated cyber-attacks perpetrated by organized crime groups, "hacktivists" or state-sponsored groups as well as nontechnical attacks ranging from sophisticated social engineering to simple extortion, ransomware or threats, which can lead to unauthorized access, disclosure, disruption or further attacks. The risk of cyber-attacks may be higher during periods of geopolitical turmoil. We have incurred costs and may incur significant additional costs in order to implement the security measures we feel are appropriate to protect our information security systems. Administrative and technical controls and other preventive actions taken to reduce the risk of cyber-incidents and protect our information technology may be insufficient to prevent physical and electronic break-ins, cyber-attacks or other security breaches to such computer systems. Such events may expose us to civil and criminal liability or regulatory action; theft of our or customer funds; harm our reputation among customers; deter people from purchasing our products; cause system interruptions; require significant technical, legal and other remediation expenses; or otherwise have a material adverse impact on our business, results of operations and financial condition. We could also suffer harm to our business and reputation if attempted or successful cyber-attacks are publicized. The regulatory trend toward broad consumer and general public notification of such incidents could exacerbate the harm.

Third parties to whom we outsource certain functions and vendors with whom we partner are also subject to the risks outlined above. Certain of these third parties have suffered material cybersecurity breaches in the past. The maintenance and implementation of information security systems at such third parties is not within our control, and if such a third party suffers a breach of information security involving our Sensitive Information, such breach may result in us incurring substantial costs and other negative consequences, and could have a material adverse effect on our business, results of operations and financial condition. We may also have insufficient recourse against such parties and may be required to expend substantial resources to mitigate the impact of such an event, and to develop and implement protections to prevent future events of this nature from occurring.

Losses or interruptions due to system failures or physical locations being unavailable to conduct business could have an adverse impact on our business and reputation.

Network, utility, telecommunications, business systems, hardware or software failures due to a computer virus or cyber-attack, such as a distributed denial of service attack, could prevent us from conducting our business for a sustained period of time. In addition, employees of The Global Atlantic Financial Group LLC or its subsidiaries (collectively, "Global Atlantic"), who perform functions for us through our shared services arrangement, or our agents, could fail to monitor and implement enhancements or other modifications to a system in a timely and effective manner, or such employees or agents could fail to complete all necessary data reconciliation or other conversion controls when implementing a new software system or modifications to an existing system.

Our facilities could be inaccessible due to a natural or man-made disaster or catastrophe, including a severe weather or geological event (such as a storm, tornado, fire, flood or earthquake), disease, epidemic or pandemic (such as COVID-19), malicious act, blackout, terrorist attack, cyber-attack, the occurrence of climate change, national or international political circumstances (including governmental instability, wars, security operations, and other geopolitical events) or other events beyond our control. Even if Global Atlantic's employees who perform functions for us through our shared services arrangement are able to report to work, they may be unable to perform their duties for an extended period of time if Global Atlantic's or our data or systems are disabled or destroyed. In addition, our third-party administrators face the same risks, which could result in an inability to service our products. We could be adversely impacted by any disruption of such third-party administrators' ability to conduct business. Certain aspects of our business are reliant on the ability of the Global Atlantic employees who perform functions for us through our shared services arrangement, and our business partners, to work from various locations (including remotely) and connect to our systems, which increases the chances of disruptions and increases security risks. As a result of such risks, our ability to maintain, improve and continue to develop our operational processes and information technology systems will be crucial to the success of our business. Our business also depends on our ability to work with our business partners to meet industry and customer demands, including with respect to cybersecurity and privacy. Our failure or inability to do so may cause reputational harm and could have a material impact on our business, financial condition and results of operations. In addition, our ability to store, retrieve and safeguard valuable data, including maintaining security, confidentiality or privacy of sensitive data such as personal or identifying information of our customers or partners, and our ability to conduct computer-based data processing or transmissions could be compromised, which could have a material adverse effect on our ability to conduct business and on our results of operations and financial condition.

In addition, we are dependent on third parties' and their information technology and other operational systems for processing certain policyholder data and data for our investment portfolio, including for the provision of information that enables us to complete our financial statements. These third parties could experience a failure of one of these systems, their employees or agents could fail to monitor and implement enhancements or other modifications to a system in a timely and effective manner, or their employees or agents could fail to complete all necessary data reconciliation or other conversion controls when implementing a new software system or modifications to an existing system. Should their systems fail to accurately record information pertaining to our policyholders or investment portfolio, we may inadvertently include inaccurate information in our financial statements and experience a lapse in our internal control over financial reporting. The failure of any one of these systems for any reason, or errors made by the employees or agents of any third-party service provider, could in each case cause significant interruptions to such third-party service provider's operations, which could adversely affect our internal control over financial reporting or have a material adverse effect on our business, financial condition and results of operations.

g. Financial Statements

You can find financial statements for us and the Separate Account in the Statement of Additional Information. To receive a copy of the Statement of Additional Information free of charge, call your Financial Intermediary or contact us. The back cover page of this prospectus includes instructions on how to request a Statement of Additional Information from us.

13. Federal Tax Considerations

A. Introduction

The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Internal Revenue Code ("Code"), Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income.

This summary has been prepared by us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.

In addition, although this discussion addresses certain tax consequences, if you use the Contract in various arrangements, including Charitable Remainder Trusts, tax-qualified retirement arrangements, deferred compensation plans, split-dollar insurance arrangements, or other employee benefit arrangements, additional tax issues that are not discussed herein may be relevant to your situation. The tax consequences of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification or classification requirements. In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.

The federal, as well as state and local, tax laws and regulations require the Company to report certain transactions with respect to Your contract (such as an exchange of or a distribution from the contract) to the Internal Revenue Service and state and local tax authorities, and generally to provide You with a copy of what was reported. This copy is not intended to supplant Your own records. It is Your responsibility to ensure that what You report to the Internal Revenue Service and other relevant taxing authorities on your income tax returns is accurate based on Your books and records. You should review whatever is reported to the taxing authorities by the Company against your own records, and in consultation with your own tax adviser, and should notify the Company if You find any discrepancies in case corrections must be made.

THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.

B. Taxation of the Company and the Separate Account

The Separate Account is taxed as part of the Company which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. The Company is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.

C. Taxation of Annuities — General Provisions Affecting Contracts Not Held in Tax-Qualified Retirement Plans or as IRAs

Section 72 of the Code governs the taxation of annuities in general.

1.  Natural Persons as Owners

An Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.

The provisions of Section 72 of the Code concerning distributions are summarized below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982.

a.  Amounts Received as an Annuity

Contract payments made periodically at regular intervals over a period of more than one full year, such that the total amount payable is determinable from the start ("amounts received as an annuity") are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the allocable "investment in the contract" to the total amount of the payments to be made after the start of the payments (the "exclusion ratio") under Section 72 of the Code. Total premium payments less amounts received which were not includable in gross income equal the "investment in the contract." The start of the payments may be the Annuity Commencement Date, or may be an annuity starting date assigned should any portion less than the full Contract (a "partial annuitization" described in ii below) be converted to periodic payments from the Contract (Annuity Payouts).

i.  When the total of amounts excluded from income by application of the exclusion ratio is equal to the allocated investment in the contract for the Annuity Payout, any additional payments (including surrenders) will be entirely includable in gross income.

ii.  Under Section 72(a)(2) of the Code, if any amount is received as an annuity (i.e., as one of a series of periodic payments at regular intervals over more than one full year) for a period of 10 or more years, or during one or more lives, under any portion of an annuity, endowment, or life insurance contract, then that portion of the contract shall be treated as a separate contract with its own annuity starting date (otherwise referred to as a partial annuitization of the contract). This assigned annuity starting date for the new separate contract can be different from the original Annuity Commencement Date for the Contract. Also, for purposes of applying the exclusion ratio for the amounts received under the partial annuitization, the investment in the contract before receiving any such amounts shall be allocated pro rata between the portion of the Contract from which such amounts are received as an annuity and the portion of the Contract from which amounts are not received as an annuity. These provisions apply to payments received in taxable years beginning after December 31, 2010.

b.  Amounts Not Received as an Annuity

i.  To the extent that the "cash value" of the Contract (ignoring any surrender charges except on a full surrender) exceeds the "investment in the contract," such excess constitutes the "income on the contract."

ii.  Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a withdrawal or Partial Withdrawal), which is non-periodic and not part of a partial annuitization, is deemed to come first from any such "income on the contract" and then from "investment in the contract," and for these purposes such "income on the contract" is computed by reference to the aggregation rule described in subparagraph 1.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such "income on the contract," and (2) shall not be includable in gross income to the extent that such amount does exceed any such "income on the contract." If at the time that any amount is received or deemed received there is no "income on the contract" (e.g., because the gross value of the Contract does not exceed the "investment in the contract," and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the "investment in the contract."

  It is unclear in some cases what value should be used in determining the "income on the contract." We believe that the "income on the contract" does not include some measure of the value of certain future benefits, but the IRS could take a contrary position and include such value in determining the "income on the contract".

iii.  Generally, non-periodic amounts received or deemed received after the Annuity Commencement Date (or after the assigned annuity starting date for a partial annuitization) are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining "investment in the contract" shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph 1.c. may apply).

iv.  The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph 1.b. If the entire Contract Value is assigned or pledged, subsequent increases in the Contract Value are also treated as an amount received for purposes of this subparagraph 1.b. for as long as the assignment or pledge remains in place. The "investment in the contract" is increased by the amount included in income.

v.  In general, the transfer of the Contract, without full and adequate consideration (e.g., a gift), will be treated as an amount received for purposes of this subparagraph 1.b. This transfer rule does not apply, however, to certain transfers of property between Spouses or incident to divorce.

vi.  In general, any amount actually received under the Contract as a Death Benefit, including an optional Death Benefit, if any, will be treated as an amount received for purposes of this subparagraph 1.b.

c.  Aggregation of Two or More Annuity Contracts

Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same owner within the same calendar year (other than certain contracts held in connection with tax-qualified retirement arrangements) will be aggregated and treated as one annuity contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new contract for this purpose. We believe that for any Contracts subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 1.b., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn. In addition, the Treasury Department has specific authority under the aggregation rules in Code Section 72(e)(12) to issue regulations to prevent the avoidance of the income-out-first rules for non-periodic distributions through the serial purchase of annuity contracts or otherwise. As of the date of this prospectus, there are no regulations interpreting these aggregation provisions.

d.  Additional 10% Tax — Applicable to Certain Withdrawals and Annuity Payments

i.  If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies an additional tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.

ii.  The additional 10% tax will not apply to the following distributions:

1.  Distributions made on or after the date the taxpayer has attained the age of 59 1/2.

2.  Distributions made on or after the death of the holder or where the holder is not an individual, the death of the primary annuitant.

3.  Distributions attributable to a taxpayer becoming disabled (as defined in the federal tax law).

4.  A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the taxpayer (or the joint lives or life expectancies of the taxpayer and the taxpayer's designated Beneficiary).

5.  Distributions made under certain annuities issued in connection with structured settlement agreements.

6.  Distributions of amounts which are allocable to the "investment in the contract" prior to August 14, 1982.

7.  Distributions purchased by an employer upon termination of certain qualified plans and held by the employer until the employee separates from service.

Certain other exceptions to the additional 10% tax as not described herein also may apply. Please consult your tax adviser.

If the taxpayer avoids this additional 10% tax by qualifying for the substantially equal periodic payments exception and later such series of payments is modified (other than by death or disability), the additional 10% tax will be applied retroactively to all the prior periodic payments (i.e., additional tax plus interest thereon), unless such modification is made after both (a) the taxpayer has reached age 59 1/2 and (b) 5 years have elapsed since the first of these periodic payments.

e.  Post-Death Distributions

i.  Death of Owner or Primary Annuitant

Subject to the alternative election or Spouse beneficiary provisions in ii or iii below:

1.  If any Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;

2.  If any Owner dies before the Annuity Commencement Date, the entire interest in the Contract shall be distributed within 5 years after such death; and

3.  If the Owner is not an individual, then for purposes of 1. or 2. above, the primary annuitant under the Contract shall be treated as the Owner, and any change in the primary annuitant shall be treated as the death of the Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

ii.  Alternative Election to Satisfy Distribution Requirements

If any portion of the interest of an Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Such distributions must begin within a year of the Owner's death. The designated beneficiary refers to a natural person designated by the Owner as a beneficiary and to whom ownership of the Contract passes by reason of death.

iii.  Spouse Beneficiary

If any portion of the interest of an Owner is payable to or for the benefit of his or her Spouse, the spouse is the sole beneficiary, and the Annuitant is living, such Spouse shall be treated as the Owner of such portion for purposes of i. above. This Spousal Contract continuation shall apply only once for this Contract.

The right of a spouse to continue the Contract and all Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes.

Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.

f.  Addition of Rider or Material Change

The addition of a rider to the Contract, or a material change in the Contract's provisions, could cause it to be considered newly issued or entered into for tax purposes, and thus could cause the Contract to lose certain grandfathered tax status. Please contact your tax adviser for more information.

g.  Code Section 1035 Exchanges

We may issue this Contract in exchange for another life insurance or annuity contract. Code Section 1035 permits certain tax-free exchanges of life insurance contracts and annuity contracts for another annuity contract as long as certain requirements are satisfied. If any money or other property is received in the exchange, gain (but not loss) may be recognized under the exchange. If the exchange is tax free, your investment in the contract from the prior contract will carry over to your new Contract.

In addition, the owner of an annuity contract can direct its insurer to transfer a portion of the contract's cash value directly to another annuity contract (issued by the same insurer or by a different insurer), and such a direct transfer can qualify for tax-free exchange treatment under Code Section 1035 (a "partial exchange").

Under Rev. Proc. 2011-38, a transfer within the scope of the Rev. Proc. will be treated as a tax-free exchange under Section 1035 if no amount, other than an amount received as an annuity for a period of 10 years or more or during one or more lives, is received under either the original contract or the new contract during the 180 days beginning on the date of the transfer (in the case of a new contract, the date the contract is placed in-force). A subsequent direct transfer of all or a portion of either contract is not taken into account for purposes of this characterization if the subsequent transfer qualifies (or is intended to qualify) as a tax-free exchange under Code Section 1035. If an amount is received within 180 days of the exchange, the transfer will be characterized in a manner consistent with its substance, based on general tax principles and all the facts and circumstances. You should consult with a qualified tax adviser as to potential tax consequences before attempting any partial exchange or split of annuity contracts.

If the Contract was obtained by a tax-free exchange of an annuity contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come (1) first from the amount of the "investment in the contract" prior to August 14, 1982 ("pre-8/14/82 investment") carried over from the prior contract, (2) then from the portion of the "income on the contract" (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining "income on the contract" and (4) last from the remaining "investment in the contract." As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the "income on the contract" attributable thereto, such amount is not subject to the additional 10% tax.

2.  Non-Natural Persons as Owners

Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Owner generally could be required to include in gross income currently for each taxable year the excess of (a) the sum of the Contract Value as of the close of the taxable year and all previous distributions under the Contract over (b) the sum of net premiums paid for the taxable year and any prior taxable year and the amount includable in gross income for any prior taxable year with respect to the Contract under Section 72(u). However, Section 72(u) does not apply to:

•  A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),

•  A contract acquired by the estate of a decedent by reason of such decedent's death,

•  Certain contracts acquired with respect to tax-qualified retirement arrangements,

•  Certain contracts held in structured settlement arrangements that may qualify under Code Section 130, or

•  A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract's purchase.

A non-natural Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u). However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.

Pursuant to Code Section 72(s), if the Owner is a non-natural person, the primary annuitant is treated as the "holder" in applying the post-death required distribution rules described above. These rules require that certain distributions be made upon the death of a "holder." In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the "holder." However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.

For Contracts issued to a non-natural Owner or held for the benefit of such an entity, that entity's general interest deduction under the Code may be limited regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the entity is required to include an amount in gross income each year under Code Section 72(u).

3.  Diversification Requirements

The Code requires that investments supporting your Contract be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or Fund are not adequately diversified. If a contract is not treated as an annuity contract, the Owner will be subject to income tax on annual increases in cash value.

The Treasury Department's diversification regulations under Code Section 817(h) require, among other things, that:

•  no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

•  no more than 70% is represented by any two investments,

•  no more than 80% is represented by any three investments and

•  no more than 90% is represented by any four investments.

In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.

A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the Owner must agree to make adjustments or pay such amounts as may be required by the IRS for the period during which the diversification requirements were not met.

Fund shares may also be sold to tax-qualified plans pursuant to an exemptive order and applicable tax laws. If Fund shares are sold to non-qualified plans, or to tax-qualified plans that later lose their tax-qualified status, the affected Funds may fail the diversification requirements of Code Section 817(h), which could have adverse tax consequences for Owners with premiums allocated to affected Funds.

4.  Tax Ownership of the Assets in the Separate Account

In order for a variable annuity contract to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the Owner, for tax purposes. The IRS has stated in published rulings that a variable Owner will be considered the "owner" of separate account assets for income tax purposes if the Owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable Owner is treated as the "tax owner" of certain separate account assets, income and gain from such assets would be includable in the variable Owner's gross income. The Treasury Department indicated in 1986 that it would provide guidance on the extent to which Owners may direct their investments to particular Sub-Accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and life insurance contracts.

Rev. Rul. 2003-92, amplified by Rev. Rul. 2007-7, indicates that, where interests in a partnership offered in an insurer's separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such interests can be purchased directly by the general public or others without going through such a variable contract), such "public availability" means that such interests should be treated as owned directly by the Owner (and not by the insurer) for tax purposes, as if such Owner had chosen instead to purchase such interests directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer's variable contracts or by other permitted entities.

Rev. Rul. 2003-91 indicates that an insurer could provide as many as 20 fund choices for its variable Owners (each fund having a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, and permit one transfer between those options each 30 days without imposing a transfer fee, and that these rights would not cause the Owner to be treated as the tax owner of any of the Fund assets. The ruling does not specify the number of fund options, if any, or the number of permitted transfers between funds without the imposition of a fee, that might prevent a variable Owner from receiving favorable tax treatment. As a result, although the owner of a Contract has more than 20 fund choices and may be able to reallocate among those funds choices without a fee more frequently than the IRS guidance contemplates, we believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.

5.  Delayed Annuity Dates

If the Contract's Annuity Commencement Date is, or has been extended to, a time when the Owner (or if the Owner is a non-natural person, the Annuitant) has reached an advanced age, it is possible that the Contract would not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract could be currently includable in the Owner's income.

6.  Federal Income Tax Withholding

a.  U.S. Citizens or Resident Aliens

The portion of an amount received under a Contract that is taxable gross income to the Payee is also subject to federal income tax withholding, pursuant to Code Section 3405, which requires the following:

•  Non-Periodic Distributions. The portion of a non-periodic distribution that is includable in gross income is subject to federal income tax withholding unless an individual elects not to have such tax withheld ("election out"). We will provide such an "election out" form at the time such a distribution is requested. If the necessary "election out" form is not submitted to us in a timely manner, generally we are required to withhold 10% of the includable amount of distribution and remit it to the IRS.

•  Periodic Distributions (payable over a period greater than one year). The portion of a periodic distribution that is includable in gross income is generally subject to federal income tax withholding as if the payment were a payment of wages by an employer to an employee for the appropriate payroll period. An individual generally may elect out of such withholding or elect to have income tax withheld at a different rate, by providing a completed election form. We will provide such an election form at the time such a distribution is requested. If the necessary "election out" forms are not submitted to us in a timely manner, we are required to withhold tax based on certain assumptions provided in IRS guidance and remit this amount to the IRS.

Generally no "election out" is permitted if the distribution is delivered outside the United States and any possession of the United States, if the Payee fails to provide a taxpayer identification number ("TIN"), or we are notified by the IRS that the TIN provided by the Payee is incorrect. Regardless of any "election out" (or any amount of tax withheld) on an amount received from a Contract, the Payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A Payee also may be required to pay penalties under the estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the Payee's total tax liability.

b.  Nonresident Aliens and Foreign Corporations

Payees that are not U.S. citizens or resident aliens will generally be subject to U.S. federal withholding tax on taxable distributions from the Contract at a 30% rate, unless a lower treaty rate applies. In addition, if the Company does not have appropriate documentation establishing the Payee's status (e.g., a Form W-9 or applicable Form W-8), the Company could be required to withhold 30% on certain payments from the Contract under the Foreign Account Tax Compliance Act (or FATCA). The FATCA rules are complex. Please consult your tax adviser.

7.  Estate, Gift and Generation-Skipping Tax and Related Tax Considerations

Any amount payable upon a Owner's death, whether before or after the Annuity Commencement Date, is generally includable in the Owner's estate for federal estate tax purposes. Similarly, prior to the Owner's death, the payment of any amount from the Contract, or the transfer of any interest in the Contract, to a beneficiary or other person for less than adequate consideration may have federal gift tax consequences. In addition, any transfer to, or designation of, a non-Spouse beneficiary who either is (1) 37 1/2 or more years younger than a Owner or (2) a grandchild (or more remote further descendent) of a Owner may have federal generation-skipping-transfer ("GST") tax consequences under Code Section 2601. Regulations under Code Section 2662 may require us to deduct any such GST tax from your Contract, or from any applicable payment, and pay it directly to the IRS. However, any federal estate, gift or GST tax payment with respect to a Contract could produce an offsetting income tax deduction for a beneficiary or transferee under Code Section 691(c) (partially offsetting such federal estate or GST tax) or a basis increase for a beneficiary or transferee under Code Section 691(c) or Section 1015(d). In addition, as indicated above in "Distributions Prior to the Annuity Commencement Date," the transfer of a Contract for less than adequate consideration during the Owner's lifetime generally is treated as producing an amount received by such Owner that is subject to both income tax and the additional 10% tax. To the extent that such an amount deemed received causes an amount to be includable currently in such Owner's gross income, this same income amount could produce a corresponding increase in such Owner's tax basis for such Contract that is carried over to the transferee's tax basis for such Contract under Code Section 72(e)(4)(C)(iii) and Section 1015.

8.  Tax Disclosure Obligations

In some instances certain transactions must be disclosed to the IRS or penalties could apply. See, for example, IRS Notice 2009-59. The Code also requires certain "material advisers" to maintain a list of persons participating in such "reportable transactions," which list must be furnished to the IRS upon request. It is possible that such disclosures could be required by The Company, the Owner(s) or other persons involved in transactions involving annuity contracts. It is the responsibility of each party, in consultation with their tax and legal advisers, to determine whether the particular facts and circumstances warrant such disclosures.

9.  Medicare Tax

Distributions from non-qualified annuity policies will be considered "investment income" for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to taxpayers whose income exceeds certain threshold amounts. Please consult a tax adviser for more information.

Information Regarding IRAs

This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract as an individual retirement annuity under Code section 408(b) or in connection with an individual retirement account under Code section 408(a). State income tax rules applicable to IRAs may differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners and beneficiaries are encouraged to consult their own tax advisers as to specific tax consequences. Additional information can also be obtained from your local IRS office, from IRS Publication 590-A and 590-B (hereinafter referred to as Publication 590) or online at www.irs.gov.

Temporary Rules under the CARES Act

On March 27, 2020, Congress passed and the President signed into law the Coronavirus Aid, Relief and Economic Security Act (the "CARES Act"), which includes temporary relief from certain of the tax rules applicable to IRAs. The scope and availability of this temporary relief may vary depending on a number of factors, including your specific circumstances and future guidance issued by the Internal Revenue Service. Some of this temporary relief may continue to impact federal income taxes for years after 2020. You should consult with a tax and/or legal adviser to determine if relief is available to you.

1. Individual Retirement Annuities ("IRAs")

In addition to "traditional" IRAs governed by Code Sections 408(a) and (b) ("Traditional IRAs"), there are Roth IRAs governed by Code Section 408A and SEP IRAs governed by Code Section 408(k). The following is a very general description of each type of IRA for which a Contract is available.

a.  Traditional IRAs

Traditional IRAs are subject to limits on the amounts that may be contributed each year, the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to make required minimum distributions ("RMDs") when the Owner reaches the "applicable age" under the RMD rules or dies, as described below, may result in imposition of a 25% excise tax on any excess of the RMD amount over the amount distributed. The excise tax is reduced to 10% if a taxpayer receives a distribution, during the "correction window," of the amount of the missed RMD from the same plan to which the excise tax relates and satisfies certain other conditions. In addition, any amount received before the Owner reaches age 59 1/2 or dies is subject to an additional 10% tax on premature distributions, unless a special exception applies, as described below. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.

If you were born...	Your "applicable age" is...
Before July 1, 1949	70 1/2
After June 30, 1949 and before 1951	72
After 1950 and before 1960*	73	*
After 1958*	75	*

*  If you were born in 1959, you should consult your tax adviser regarding your "applicable age," because it is not clear whether your "applicable age" is age 73 or age 75.

You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans into a Traditional IRA under certain circumstances, as indicated below. In addition, under Code Section 402(c)(11) a non-spouse "designated beneficiary" of a deceased Plan participant may make a tax-free "direct rollover" (in the form of a direct transfer between Plan fiduciaries, as described below in "Rollover Distributions") from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an "inherited IRA" that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant).

IRAs generally may not invest in life insurance contracts. However, an annuity contract that is used as an IRA may provide a death benefit that equals the greater of the premiums paid or the contract's cash value. The Contract offers an enhanced death benefit that may exceed the greater of the Contract Value or total premium payments. The tax rules are unclear as to what extent an IRA can provide a death benefit that exceeds the greater of the IRA's cash value or the sum of the premiums paid and other contributions into the IRA. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

b.  SEP IRAs

Code Section 408(k) provides for a Traditional or Roth IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension ("SEP") or a SEP IRA. A SEP IRA can have employer contributions, and in limited circumstances employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional or Roth IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional or Roth IRA, which are described above and below, respectively. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

c.  Roth IRAs

Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Owner's lifetime. However, the RMD rules apply upon the Owner's death. The Owner of a Traditional IRA or other qualified plan assets may complete a conversion into a Roth IRA under certain circumstances. The conversion of a Traditional IRA or other qualified plan assets to a Roth IRA will subject the fair market value of the converted funds to federal income tax in the year of conversion. In addition to the amount held in the converted account, the fair market value may include the value of additional benefits provided by the annuity contract on the date of conversion, based on reasonable actuarial assumptions. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA under limited circumstances, as indicated below. Distributions from eligible Qualified Plans can be "rolled over" directly (subject to tax) into a Roth IRA under certain circumstances. A conversion of a traditional IRA to a Roth IRA, and a rollover from any other eligible retirement plan to a Roth IRA, made after December 31, 2017, cannot be recharacterized as having been made to a traditional IRA. Anyone considering a "conversion" to a Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

2. Taxation of Amounts Received from IRAs

Except under certain circumstances in the case of Roth IRAs, amounts received from IRAs generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of Non-Deductible Contributions. For annuity payments and other amounts received from an IRA, the tax rules for determining what portion of each amount received represents a tax-free recovery of Non-Deductible Contributions is determined by the Contract Owner.

For non-periodic amounts from IRAs, Code Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of Non-Deductible Contributions. In determining the taxable amount, certain aggregation rules may apply and may vary, depending on the type of IRA. For instance, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.

3. Additional and Excise Taxes for IRAs

IRAs are subject to certain additional federal taxes and excise taxes on premature distributions, failures to make Required Minimum Distributions ("RMDs"), and excess contributions.

a.  Additional Tax on Premature Distributions

Code Section 72(t) imposes an additional income tax equal to 10% of the taxable portion of a distribution from an IRA that is made before the Owner reaches age 59 1/2. However, this additional 10% tax does not apply to a distribution that is either:

(i)  made to a beneficiary (or to the Owner's estate) on or after the Owner's death;

(ii)  attributable to the Owner becoming disabled under Code Section 72(m)(7);

(iii)  part of a series of substantially equal periodic payments (not less frequently than annually — "SEPPs") made for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of such Owner and a designated beneficiary ("SEPP Exception");

(iv)  a qualified reservist distributions under Code Section 72(t)(2)(G) upon a call to active duty;

(v)  made an account of an IRS levy on the IRA under Code Section 72(t)(2)(A)(vii); or

(vi)  made as a "direct rollover" or other timely rollover to an Eligible Retirement Plan, as described below.

In addition, the additional 10% tax does not apply to a distribution from an IRA that is either:

(vii)  made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions in Code Section 72(t)(2)(D) are met;

(viii)  not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7);

(ix)  for a qualified first-time home buyer and meets the requirements of Code Section 72(t)(8);

(x)  made on account of a qualified birth or adoption; or

(xi)  made to a terminally ill Owner.

The taxpayer must meet certain requirements in order for these exceptions to apply. Certain other exceptions to the additional 10% tax not described herein also may apply. Please consult your tax adviser.

If the taxpayer avoids this additional 10% tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death, disability or a method change allowed by Rev. Rul. 2022-6), the additional 10% tax will be applied retroactively to all the prior periodic payments (i.e., additional tax plus interest thereon), unless such modification is made after both (a) the taxpayer has reached age 59 1/2 and (b) 5 years have elapsed since the first of these periodic payments.

b.  Excise Tax on RMDs

If the amount distributed from an IRA is less than the amount of the required minimum distribution ("RMD") for the year, the Owner is subject to a 25% excise tax (Code Section 4974) on the amount that has not been timely distributed. The excise tax is reduced to 10% if a taxpayer receives a distribution, during the "correction window," of the amount of the missed RMD from the same plan to which the excise tax relates and satisfies certain other conditions.

The 25% excise tax is also applicable to RMD amounts not distributed to beneficiaries.

c.  Excise Tax on Excess Contributions

If an IRA owner deposits more than is eligible to be contributed to an IRA, the excess contribution may be subject to a 6% excise tax (Code Section 4973). Whether the excise tax applies depends on how the excess contribution is handled and when it is corrected or removed. The rules for correcting an excess contribution are complicated and the IRA Owner should consult a professional tax adviser.

4. Required Minimum Distributions

An individual's interest in a NonRoth generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the calendar year in which the individual attains the "applicable age" under the RMD rules (see above).

Except for Roth IRAs, the entire interest of the individual must be distributed beginning no later than the Required Beginning Date over —

(a)  the life of the individual or the lives of the individual and a designated beneficiary (as specified in the Code), or

(b)  over a period not extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary (as specified in the Code).

For Contracts that have not been annuitized, the RMD amount for each year the Owner of a NonRoth IRA is alive is determined generally by dividing the account balance by a factor determined under the IRS "Uniform Lifetime Table." This account balance is generally based upon the Contract Value as of the close of business on the last day of the previous calendar year. RMDs also can be made in the form of annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.

In addition, in computing any RMD amount based on a contract's Contract Value, such Contract Value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under an IRA requires the present value of that benefit be included in the RMD calculation.

The RMD rules that apply while the Owner is alive do not apply with respect to Roth IRAs. However, the RMD rules applicable after the death of the Owner apply to Roth IRAs.

The after-death RMD rules are complex, and you should consult your tax adviser about how they may apply to your situation.

Effective January 1, 2020, when an IRA owner dies, any remaining interest generally must be distributed within 10 years (or in some cases 5 years) after their death, unless an exception applies. One exception permits an "eligible designated beneficiary" to take distributions over life or a period not exceeding life expectancy (determined using the IRS "Single Life Table"), subject to special rules and limitations. An "eligible designated beneficiary" includes: the IRA owner's spouse or minor child (until the child reaches age of majority/age 21), certain disabled or chronically ill individuals, and an individual who is not more than 10 years younger than the IRA owner. We may limit any payment option over life, or period not exceeding life expectancy, to certain categories of eligible designated Beneficiaries, or withdraw such payment option(s), at our discretion.

If the Owner of a Traditional or Roth IRA dies and the Owner's surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own. The spouse must make the election by the later of (1) the end of the calendar year in which the surviving spouse reaches the applicable age, and (2) the end of the calendar year following the calendar year of the IRA Owner's death. If the Owner dies before the required beginning date and the surviving Spouse does not elect to treat the IRA as their own, distributions may be delayed until December 31 of the year the deceased Owner would have attained the applicable age.

If the Owner dies after annuity payments have already begun, any remaining payments under the contract also must be made in accordance with the RMD rules. In some cases, those rules may require that the remaining payments be made over a shorter period than originally elected or otherwise adjusted to comply with the tax law.

5. Tax Withholding for IRAs

Distributions from an IRA generally are subject to federal income tax withholding requirements. These federal income tax withholding requirements, including any "elections out" and the rate at which withholding applies, generally are the same as for periodic and non-periodic distributions from a Non-Qualified Contract, as described above.

Regardless of any "election out" (or any actual amount of tax withheld) on an amount received from an IRA the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under the estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee's total tax liability.

6. Rollover and Transfer Distributions

Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free "trustee-to-trustee transfer" or "60-day rollover" can be made between a "NonRoth IRA" (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from NonRoth IRA to a Roth IRA (i.e., a "conversion"), is subject to special rules. In addition, generally no tax-free "trustee-to-trustee transfer" or "60-day rollover" can be made between an "inherited IRA" (NonRoth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner. Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a "trustee-to-trustee transfer" or a "60-day rollover" to another Traditional IRA for the same individual. Generally, amounts distributed from a Roth IRA are also eligible for a "60-day rollover" to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no 1-year limit applies to any such "trustee-to-trustee transfer." Similar rules apply to a "trustee-to-trustee transfer" or a "60-day rollover" of a distribution from a SIMPLE IRA to a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer's SIMPLE Plan is generally disqualified (and subject to the additional 25% tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a "trustee-to-trustee transfer" or a "60-day rollover" to an Eligible Retirement Plan (e.g., a TSA) that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).

Special rollover rules also apply to (1) transfers or rollovers for the benefit of a spouse (or ex-spouse) or a nonspouse designated beneficiary, (2) Plan distributions of property, (3) distributions from a Roth account in certain Plans, (4) recontributions of certain qualified disaster distributions, (5) transfers from a Traditional or Roth IRA to certain health savings accounts under Code Section 408(d)(9), (6) obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS, (7) recontributions within 3 years of qualified birth and adoptions, corona virus related distributions, and certain distributions made to a terminally ill Owner.

Appendix A — Examples

Table of Contents

Page
Contingent Deferred Sales Charge Examples	APP A-2
Premium Based Charge Examples	APP A-7
Return of Premium Example	APP A-8
Legacy Lock II Examples	APP A-8
Maximum Daily Value Examples	APP A-10
Daily Step Up Withdrawal Benefit Examples	APP A-11

APP A-1

Contingent Deferred Sales Charge Examples (Class B and Class L shares)

All CDSC Examples reflect gross withdrawals that deduct the CDSC from the amount of the Partial Withdrawals requested.

Example 1: Illustrates a Partial Withdrawal that is equal to the Free Withdrawal Amount (FWA) in a down market. Assume a Partial Withdrawal taken in Contract Year 2 equals $5,000.

Step 1 does not apply because Premiums have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.

Values immediately prior to the Partial Withdrawal:

•  Premiums subject to CDSC are $100,000

•  Remaining Gross Premiums are $100,000

•  Contract Value is $90,000

•  Earnings are $0

•  Your earnings are the greater of (1) Contract Value – Remaining Gross Premiums, or (2) $0

•  FWA is $5,000

•  Your FWA is the greater of (1) 5% of total Premiums subject to CDSC, or (2) earnings

Step 2: As the amount withdrawn is equal to the FWA, there are no CDSC incurred on the transaction. Also, there is no adjustment to Remaining Gross Premiums. The FWA has been exhausted for the duration of the Contract Year. There are no additional steps.

Values after the Partial Withdrawal:

•  Premiums subject to CDSC are $100,000

•  Remaining Gross Premiums are $100,000

•  Contract Value is $85,000

•  FWA is $0

Example 2: Illustrates a Partial Withdrawal in excess of the FWA in a down market and impacts to subsequent FWA calculations. Assume a Partial Withdrawal taken in Contract Year 2 equals $5,000.

Step 1 does not apply because Premiums have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.

Values immediately prior to the first Partial Withdrawal:

•  Premiums subject to CDSC are $100,000

•  Remaining Gross Premiums are $100,000

•  Contract Value is $90,000

•  Earnings are $0

•  Your earnings are the greater of (1) Contract Value – Remaining Gross Premiums, or (2) $0

•  FWA is $5,000

•  Your FWA is the greater of (1) 5% of total Premiums subject to CDSC, or (2) earnings

Step 2: As the amount Surrendered is equal to the FWA, there are no CDSC incurred on the transaction. Also, there is no adjustment to Remaining Gross Premiums. The FWA has been exhausted for the duration of the Contract Year. There are no additional steps.

Values after the Partial Withdrawal:

•  Premiums subject to CDSC are $100,000

•  Remaining Gross Premiums are $100,000

•  Contract Value is $85,000

•  FWA is $0

APP A-2

Next, assume an additional Withdrawal during the same Contract Year equals $5,000. The Contract Value has changed due to market fluctuation, but no other transactions have occurred.

Step 1 does not apply because Premiums have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.

Step 2: Determines that the transaction is in excess of the FWA.

Values immediately prior to the second Partial Withdrawal:

•  Premiums are $100,000

•  Remaining Gross Premiums are $100,000

•  Contract Value is $75,000

•  Earnings are $0

•  FWA is $0

Step 3: As the FWA is $0; the entire $5,000 is in excess of the FWA.

Step 4: We determine the amount that is subject to CDSC by applying a proportional factor to the Remaining Gross Premiums.

The factor is derived as [A/B]:

A = The amount in Step 3

B = Contract Value immediately prior to the withdrawal – FWA

The amount subject to CDSC is $6,667 ($100,000 x [$5,000/$75,000])

Your Remaining Gross Premiums are adjusted dollar-for-dollar for the amount subject to CDSC.

Step 5: The applicable CDSC is 7.5%. We apply this to the amount subject to CDSC as determined in Step 4, and the resulting CDSC incurred is $500 [7.5% x $6,667].

Step 6: We deduct the CDSC of $500 from the excess amount $5,000. The amount paid to you is $4,500.

Values after the second Partial Withdrawal:

•  Premiums are $100,000

•  Remaining Gross Premium is $93,333 ($100,000 – $6,667)

•  Contract Value is $70,000

•  FWA is $0

Next, assume that a third Partial Withdrawal is taken during Contract Year 3 for an amount equal to $15,000. The Contract Value has changed due to market fluctuation, but no other transactions have occurred.

Step 1 does not apply because Premiums have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.

Step 2: Determines that the transaction is in excess of the FWA.

Values prior to the third Partial Withdrawal:

•  Premiums are $100,000

•  Remaining Gross Premium is $93,333

•  Contract Value is $78,000

•  Earnings are $0

•  FWA is $5,000

Step 3: We deduct the available FWA of $5,000; the remaining $10,000 is in excess of the FWA.

APP A-3

Step 4: We determine the amount that is subject to CDSC by applying a proportional factor to the Remaining Gross Premiums.

The factor is derived as [A/B]:

A = The amount in Step 3

B = Contract Value immediately prior to the withdrawal – FWA

The amount subject to CDSC is $12,785 ($93,333 x [$10,000/$73,000])

Your Remaining Gross Premiums are adjusted dollar-for-dollar for the amount subject to CDSC.

Step 5: The applicable CDSC is 6.5%. We apply this to the amount subject to CDSC as determined in Step 4, and the resulting CDSC incurred is $831 [6.5% x $12,785].

Step 6: We deduct the CDSC of $831 from the excess amount $10,000, and combine this with your FWA of $5,000. The amount paid to you is $14,169.

Values after the third Partial Withdrawal:

•  Premiums are $100,000

•  Remaining Gross Premium is $80,548 ($93,333 – $12,785)

•  Contract Value is $63,000

•  FWA is $0

Example 3: Illustrates a Partial Withdrawal in excess of the FWA in an up market, the non-cumulative feature of the FWA and impacts to future FWA calculations. Assume a Partial Withdrawal is taken in Contract Year 1 for $10,000.

Step 1 does not apply because Premiums have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.

Values prior to the first Partial Withdrawal:

•  Premiums are $100,000

•  Remaining Gross Premiums are $100,000

•  Contract Value is $110,000

•  Earnings are $10,000

•  Your earnings are the greater of (1) Contract Value – Remaining Gross Premiums, or (2) $0

•  FWA is $10,000

•  Your FWA is the greater of (1) 5% of total Premiums subject to CDSC, or (2) earnings

Step 2: As the amount Surrendered is equal to the FWA, there are no CDSC incurred on the transaction. Also, there is no adjustment to Remaining Gross Premiums. The FWA has been exhausted for the duration of the Contract Year. There are no additional steps.

Values after the first Partial Withdrawal:

•  Premiums are $100,000

•  Remaining Gross Premium is $100,000

•  Contract Value is $100,000

•  FWA is $0

Next, assume an additional Partial Withdrawal is taken in Contract Year 1 for $10,000. The Contract Value has changed due to market fluctuation, but no other transactions have occurred.

Step 1 does not apply because Premiums have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.

APP A-4

Step 2: Determines that the transaction is in excess of the FWA.

Values prior to the second Partial Withdrawal:

•  Premiums are $100,000

•  Remaining Gross Premiums are $100,000

•  Contract Value is $100,000

•  Earnings are $0

•  FWA is $0

Step 3: As the FWA is $0; the entire $10,000 is in excess of the FWA.

Step 4: We determine the amount that is subject to CDSC by applying a proportional factor to the Remaining Gross Premiums.

The factor is derived as [A/B]:

A = The amount in Step 3

B = Contract Value immediately prior to the withdrawal – FWA

The amount subject to CDSC is $10,000 ($100,000 x [$10,000/$100,000])

Your Remaining Gross Premiums are adjusted dollar-for-dollar for the amount subject to CDSC.

Step 5: The applicable CDSC is 8.5%. We apply this to the amount subject to CDSC as determined in Step 4, and the resulting CDSC incurred is $850 [8.5% x $10,000].

Step 6: We deduct the CDSC of $850 from the excess amount $10,000. The amount paid to you is $9,150.

Values after the second Partial Withdrawal:

•  Premiums are $100,000

•  Remaining Gross Premiums are $90,000 ($100,000 – $10,000)

•  Contract Value is $90,000

•  FWA is $0

Next, assume an additional Partial Withdrawal is taken in Contract Year 3 for $15,000. The Contract Value has changed due to market fluctuation, but no other transactions have occurred.

Step 1 does not apply because Premiums have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.

Step 2: Determines that the transaction is in excess of the FWA.

Values prior to the third Partial Withdrawal:

•  Premiums are $100,000

•  Remaining Gross Premiums are $90,000

•  Contract Value is $99,000

•  Earnings are $9,000

•  FWA is $9,000

Step 3: We deduct the available FWA of $9,000; the remaining $6,000 is in excess of the FWA.

Step 4: We determine the amount that is subject to CDSC by applying a proportional factor to the Remaining Gross Premiums.

The factor is derived as [A/B]:

A = The amount in Step 3

B = Contract Value immediately prior to the withdrawal – FWA

The amount subject to CDSC is $6,000 ($90,000 x [$6,000/$90,000])

Your Remaining Gross Premiums are adjusted dollar-for-dollar for the amount subject to CDSC.

APP A-5

Step 5: The applicable CDSC is 6.5%. We apply this to the amount subject to CDSC as determined in Step 4, and the resulting CDSC incurred is $390 [6.5% x $6,000].

Step 6: We deduct the CDSC of $390 from the excess amount $6,000, and combine this with your FWA of $9,000. The amount paid to you is $14,610.

Values after the third Partial Withdrawal:

•  Premiums are $100,000

•  Remaining Gross Premiums are $84,000 ($90,000 – $6,000)

•  Contract Value is $84,000

•  FWA is $0

Example 4: Illustrates a full Surrender calculation with one of two Premiums out of the applicable CDSC schedule. Assume two Premiums were made for $100,000 each invested in the Sub-Accounts. The first was applied at the beginning of Contract Year 1, the second in the beginning of Contract Year 3. A full Surrender is taken in Contract Year 8.

Step 1: Your initial Premium of $100,000 is available without a CDSC.

Values prior to the full Surrender:

•  Premiums are $200,000

•  Remaining Gross Premiums is $200,000

•  Remaining Gross Premium subject to CDSC is $100,000

•  Contract Value just prior to the full Surrender is $300,000

•  Earnings are $100,000

•  Your earnings are the greater of (1) Contract Value – Remaining Gross Premiums, or (2) $0

•  FWA is $100,000

•  Your FWA is the greater of (1) 5% of total Premiums subject to CDSC, or (2) earnings.

Step 2: The full Surrender is in excess of the sum of the FWA of $100,000 plus the amount determined in Step 1 of $100,000.

Step 3: We deduct the available FWA; the remaining $100,000 is in excess of the FWA.

Step 4: We determine the amount that is subject to CDSC by applying a proportional factor to the Remaining Gross Premiums.

The factor is derived as [A/B]:

A = The amount in Step 3

B = Contract Value immediately prior to the withdrawal – FWA

The amount subject to CDSC is $100,000 ($100,000 x [$100,000/$100,000])

Your Remaining Gross Premiums are adjusted dollar-for-dollar for the amount subject to CDSC.

Step 5: The applicable CDSC is 3.5%. We apply this to the amount subject to CDSC as determined in Step 4, and the resulting CDSC incurred is $3,500 [3.5% x $100,000].

Step 6: We deduct the CDSC of $3,500 from the excess amount $100,000, and combine this with your FWA of $200,000. The amount paid to you is $296,500.

Values after the full Surrender:

•  Contract Value is $0

The Contract is terminated.

APP A-6

Example 5: Illustrates a full Surrender calculation in a down market. Assume $100,000 is invested in the Sub-Accounts, and a full Surrender occurs in Contract Year 3.

Step 1 does not apply because Premiums have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.

Step 2: Determines that the full Surrender is in excess of the FWA.

Values prior to the full Surrender:

•  Premiums are $100,000

•  Remaining Gross Premiums are $100,000

•  Contract Value just prior to the full Surrender is $50,000

•  Earnings are $0

•  Your earnings are the greater of (1) Contract Value – Remaining Gross Premiums, or (2) $0

•  FWA is $5,000

•  Your FWA is the greater of (1) 5% of total Premiums subject to CDSC, or (2) earnings

Step 3: We deduct the available FWA of $5,000; the remaining $45,000 is in excess of the FWA.

Step 4: We determine the amount that is subject to CDSC by applying a proportional factor to the Remaining Gross Premiums.

The factor is derived as [A/B]:

A = The amount in Step 3

B = Contract Value immediately prior to the withdrawal – FWA

The amount subject to CDSC is $100,000 ($100,000 x [$45,000/$45,000])

Your Remaining Gross Premiums are adjusted dollar-for-dollar for the amount subject to CDSC.

Step 5: The applicable CDSC is 6.5%. We apply this to the amount subject to CDSC as determined in Step 4, and the resulting CDSC incurred is $6,500 [6.5% x $100,000].

Step 6: We deduct the CDSC of $6,500 from the excess amount $45,000, and combine this with your FWA of $5,000. The amount paid to you is $43,500.

Values after the full Surrender:

•  Contract Value is $0

The Contract is terminated.

Premium Based Charge Examples (Class B and Class L Shares)

Example 1: Assume that your initial Premium is $100,000. No withdrawals occur during Contract Year 1. On Day 70 of Contract Year 2 you make a Partial Withdrawal in excess of the FWA by $5,000.

Upon each Quarterly Contract Anniversary, your annual Premium Based Charge is calculated solely on the Remaining Gross Premium. As there were no Partial Withdrawals during Contract Year 1, the amount deducted from your Contract Value is $125 [($100,000 x 0.50%)/4] upon each Quarterly Contract Anniversary.

Upon the Partial Withdrawal in Contract Year 2, the Premium Based Charge is not deducted at the time of the Partial Withdrawal. The Remaining Gross Premium after the Partial Withdrawal is $95,000.

At the next Quarterly Contract Anniversary, the Premium Based Charge applied to the Remaining Gross Premium is $118.75 [($95,000 x 0.50%)/4].

Example 2: Assume that your initial Deposit into your B-Share variable annuity is $100,000. On Day 75 of Contract Year 5 you choose to Surrender your entire Contract Value, which is equal to $120,000.

A prorated Premium Based Charge is assessed upon the full Surrender and the entire Remaining Gross Premium is subject to the charge. The Premium Based Charge is equal to $104.17 [($100,000 x 0.50%)/4 x (75 / 90)]. We would also assess a CDSC on the amount of Remaining Gross Premium subject to CDSC. The CDSC is equal to $4,500 [($120,000 – $20,000)/($120,000 – $20,000) x $100,000 x 0.045%] as the $20,000 in earnings is the Free Withdrawal Amount that is not subject to a CDSC. Therefore, the Surrender Value of the Contract is $115,395.83 ($120,000 – $104.17 – $4,500).

APP A-7

Return of Premium Example

Example 1: Assume your initial Premium Payment is $100,000. In Contract Year 2 you apply a subsequent Premium Payment of $50,000. In Contract Year 3 you withdraw $7,500.00, an amount equal to the Lifetime Annual Payment of the Daily Step Up Withdrawal Benefit. In Contract Year 5 you take a Partial Withdrawal for $10,000.

Contract Year*	Contract Value(3)	Premium Payments		Death Benefit
0	$100,000.00	$100,000.00		$100,000.00
1	102,120.00	100,000.00		102,120.00
2	157,001.34	150,000.00	(1)	157,001.34
3	147,538.82	142,500.00	(4)	147,538.82
4	134,407.86	142,500.00		142,500.00
5	130,657.83	132,465.41	(2)	132,465.41

*  Contract Year "0" represents your Contract issue date.

(1)  Premium Payments of $100,000 are adjusted by the subsequent Premium Payment of $50,000.

(2)  The $10,000 Partial Withdrawal results in a factor of 0.981225287 being applied to Premium Payments. After multiplying the factor of 0.98122 to $135,000, the adjusted Premium Payments equal $132,465.41. The factor of 0.98122 is derived by (Contract Value after the Partial Withdrawal / Contract Value prior to Partial Withdrawal less the Partial Withdrawal not considered Excess Withdrawal).

(3)  Assumes annual performance on the Contract Value, as well as subsequent Premium Payment and Partial Withdrawal activity.

(4)  Premium Payments of $150,000 are adjusted by Partial Withdrawal of $7,500.00.

Legacy Lock II Examples

Your Guaranteed Minimum Death Benefit is the greatest of:

1)  Return of Premium or

2)  Enhanced Return of Premium

Example 1: Assume your initial Premium is $100,000. At the end of Contract Year 1 you withdraw $5,300 which is equal to the Allowable Withdrawal. In Contract Year 3 you withdraw $7,000 which is greater than the Allowable Withdrawal of $5,300.

			After Transaction
Contract Year*	Contract Value Prior to Transactions(1)	Assumed Return (net of all policy expenses)	Return of Premium		Enhanced Return of Premium		Guaranteed Minimum Death Benefit
0	$100,000		$100,000		$100,000		$100,000
1	102,120	2.12%	94,700	(2)	102,120	(2)	102,120
2	101,448	4.78%	94,700		102,120		102,120
3	100,180	-1.25%	87,798	(3)	100,290	(4)	100,290
4	84,887	-8.90%	87,798		100,290		100,290
5	93,851	10.56%	87,798		100,290		100,290

*  Contract Year "0" represents your Contract issue date

(1)  Assumes annual performance on the Contract Value, as well as Partial Withdrawal activity.

(2)  As a result of the Withdrawal, the Return of Premium is adjusted dollar for dollar to $94,700 as the withdrawal did not exceed the Allowable Withdrawal. Because the withdrawal did not exceed the Allowable Withdrawal, the Enhanced Return of Premium is not adjusted down. Since this is the first withdrawal, the Enhanced Return of Premium will step up to the Contract Value prior to the withdrawal.

(3)  As a result of the year 3 withdrawal, an excess withdrawal, the Return of Premium is adjusted first dollar for dollar by the partial withdrawal that was not excess ($5,300) and subsequently by a proportional factor of 0.98208. This factor

APP A-8

is derived by (A / B) where A is Contract Value immediately after the Partial Withdrawal and B is the Contract Value immediately prior to the Partial Withdrawal less the Allowable Withdrawal.

a.  Return of Premium = (94,700 – 5,300) x (100,180 – 7,000)/(100,180 – 5,300) = 87,798

(4)  As a result of the year 3 withdrawal, an excess withdrawal, the Enhanced Return of Premium is adjusted by a proportional factor of 0.98208. This factor is derived by (A / B) where A is Contract Value immediately after the Partial Withdrawal and B is the Contract Value immediately prior to the Partial Withdrawal less the Allowable Withdrawal.

a.  Enhanced Return of Premium = (102,120) x (100,180 – 7,000)/(100,180 – 5,300) = 100,290

Example 2: Assume your initial Premium is $100,000. At the end of Contract Year 1 you withdraw $5,300 which is equal to the Allowable Withdrawal. In Contract Year 3 you withdraw $7,000 which is greater than the Allowable Withdrawal of $5,300.

			After Transaction
Contract Year*	Contract Value Prior to Transactions(1)	Assumed Return (net of all policy expenses)	Return of Premium		Enhanced Return of Premium		Guaranteed Minimum Death Benefit
0	$100,000		$100,000		$100,000		$100,000
1	105,000	5.00%	94,700	(2)	105,000	(2)	105,000
2	104,685	5.00%	94,700		105,000		105,000
3	109,919	5.00%	87,947	(3)	103,294	(4)	103,294
4	108,065	5.00%	87,947		103,294		103,294
5	113,468	5.00%	87,947		103,294		103,294

*  Contract Year "0" represents your Contract issue date

(1)  Assumes annual performance on the Contract Value, as well as Partial Withdrawal activity.

(2)  As a result of the Withdrawal, the Return of Premium is adjusted dollar for dollar to $94,700 as the withdrawal did not exceed the Allowable Withdrawal. Because the withdrawal did not exceed the Allowable Withdrawal, the Enhanced Return of Premium is not adjusted down. Since this is the first withdrawal, the Enhanced Return of Premium will step up to the Contract Value prior to the withdrawal.

(3)  As a result of the year 3 withdrawal, an excess withdrawal, the Return of Premium is adjusted first dollar for dollar by the partial withdrawal that was not excess ($5,300) and subsequently by a proportional factor of 0.98375. This factor is derived by (A / B) where A is Contract Value immediately after the Partial Withdrawal and B is the Contract Value immediately prior to the Partial Withdrawal less the Allowable Withdrawal.

a.  Return of Premium = (94,700 – 5,300) x (109,919 – 7,000)/(109,919 – 5,300) = 87,947

(4)  As a result of the year 3 withdrawal, an excess withdrawal, the Enhanced Return of Premium is adjusted by a proportional factor of 0.98375. This factor is derived by (A / B) where A is Contract Value immediately after the Partial Withdrawal and B is the Contract Value immediately prior to the Partial Withdrawal less the Allowable Withdrawal.

a.  Enhanced Return of Premium = (105,000) x (109,919 – 7,000)/(109,919 – 5,300) = 103,294

Example 3: Assume your initial Premium is $100,000. At the end of Contract Year 1 you withdraw $5,300 which is equal to the Allowable Withdrawal. In Contract Year 3 you withdraw $7,000 which is greater than the Allowable Withdrawal of $5,300.

			After Transaction
Contract Year*	Contract Value Prior to Transactions(1)	Assumed Return (net of all policy expenses)	Return of Premium		Enhanced Return of Premium		Guaranteed Minimum Death Benefit
0	$100,000		$100,000		$100,000		$100,000
1	95,000	-5.00%	94,700	(2)	100,000	(2)	100,000
2	85,215	-5.00%	94,700		100,000		100,000
3	80,954	-5.00%	87,391	(3)	97,753	(4)	97,753
4	70,257	-5.00%	87,391		97,753		97,753
5	66,744	-5.00%	87,391		97,753		97,753

*  Contract Year "0" represents your Contract issue date

(1)  Assumes annual performance on the Contract Value, as well as Partial Withdrawal activity.

APP A-9

(2)  As a result of the Withdrawal, the Return of Premium is adjusted dollar for dollar to $94,700 as the withdrawal did not exceed the Allowable Withdrawal. Because the withdrawal did not exceed the Allowable Withdrawal, the Enhanced Return of Premium is not adjusted down.

(3)  As a result of the year 3 withdrawal, an excess withdrawal, the Return of Premium is adjusted first dollar for dollar by the partial withdrawal that was not excess ($5,300) and subsequently by a proportional factor of 0.97753. This factor is derived by (A / B) where A is Contract Value immediately after the Partial Withdrawal and B is the Contract Value immediately prior to the Partial Withdrawal less the Allowable Withdrawal.

a.  Return of Premium = (94,700 – 5,300) x (80,954 – 7,000)/(80,954 – 5,300) = 87,391

(4)  As a result of the year 3 withdrawal, an excess withdrawal, the Enhanced Return of Premium is adjusted by a proportional factor of 0.97753. This factor is derived by (A / B) where A is Contract Value immediately after the Partial Withdrawal and B is the Contract Value immediately prior to the Partial Withdrawal less the Allowable Withdrawal.

a.  Enhanced Return of Premium = (100,000) x (80,954 – 7,000)/(80,954 – 5,300) = 97,753

Maximum Daily Value Examples

Example 1: Assume your initial Premium Payment is $100,000. On the 2nd Friday, you make an additional Premium Payment of $50,000.

	Contract Value(4)		Maximum Daily Value		Maximum Daily Value Death Benefit(1)
Monday	$100,000		$100,000		$100,000
Tuesday	98,105		100,000		100,000
Wednesday	98,887		100,000		100,000
Thursday	101,321	(2)	101,321	(2)	101,321
Friday	101,895	(2)	101,895	(2)	101,895
Monday	103,676	(2)	103,676	(2)	103,676
Tuesday	105,460	(2)	105,460	(2)	105,460
Wednesday	105,120		105,460		105,460
Thursday	103,895		105,460		105,460
Friday	155,108		155,460	(3)	155,460

(1)  The Death Benefit under Maximum Daily Value pays the greater value of: (A) the Maximum Daily Value, adjusted for Partial Withdrawals; or (B) the Contract Value.

(2)  The Maximum Daily Value component is equal to the greater of the Contract Value or the Maximum Daily Value as of the prior Valuation Day.

(3)  The additional Premium Payment increases the Maximum Daily Value on a dollar-for-dollar basis.

(4)  Assumes annual performance on the Contract Value. Annual performance is only shown for illustration purposes, and it is not indicative of the performance you have achieved or will achieve under the rider.

Example 2: Assume that no additional Premium Payment was made, and you instead take a Partial Withdrawal of $5,000 on the following Tuesday (prior to the Partial Withdrawal, the Contract Value was 103,385).

	Contract Value(3)	Maximum Daily Value		Maximum Daily Value Death Benefit
Monday	$102,568	$105,460		$105,460
Tuesday	98,385	100,360	(1)	100,360
Wednesday	99,887	100,360		100,360
Thursday	99,460	100,360		100,360
Friday	101,052	101,052	(2)	101,052

(1)  The Partial Withdrawal adjusts the Maximum Daily Value by a proportional factor of 0.95164. The factor is derived as (A/B), where A = Contract Value prior to the Partial Withdrawal minus the Partial Withdrawal and B = Contract Value prior to the Partial Withdrawal.

APP A-10

(2)  The Maximum Daily Value continues to increase any day that the Contract Value exceeds the Maximum Daily Value as of the prior Valuation Day.

(3)  Assumes annual performance on the Contract Value. Annual performance is only shown for illustration purposes, and it is not indicative of the performance you have achieved or will achieve under the rider.

Example 3: Assume the same facts as above, and that you have elected Daily Step Up Withdrawal Benefit and have a Lifetime Annual Payment available of $5,677 when you take the Partial Withdrawal of $5,000.

	Contract Value(2)	Maximum Daily Value		Maximum Daily Value Death Benefit
Monday	$102,568	$105,460		$105,460
Tuesday	98,385	100,460	(1)	$100,460
Wednesday	99,887	100,460		$100,460
Thursday	99,460	100,460		$100,460
Friday	101,052	101,052		$101,052

(1)  The Partial Withdrawal adjusts the Maximum Daily Value by the dollar amount of the Partial Withdrawal.

(2)  Assumes annual performance on the Contract Value. Annual performance is only shown for illustration purposes, and it is not indicative of the performance you have achieved or will achieve under the rider.

Daily Step Up Withdrawal Benefit Examples

Example 1(a): Assume the Daily Step Up Withdrawal Benefit Daily 6 was elected on the Contract Effective Date. Assume your initial Premium Payment is $100,000, you are age 67, and you elected Single Option. No Partial Withdrawals have occurred.

Day of the Week	Contract Value	Assumed Net Return(1)	Withdrawal Base		Anniversary Withdrawal Base	Deferral Bonus Base	Lifetime Annual Payment
Monday	$100,000		$100,000		$100,000	$100,000	$5,000
Tuesday	98,105	-1.90%	100,000		100,000	100,000	5,000
Wednesday	98,887	0.80%	100,000		100,000	100,000	5,000
Thursday	101,321	2.46%	101,321	(2)	100,000	100,000	5,066	(2)
Friday	101,895	0.57%	101,895	(2)	100,000	100,000	5,094	(2)
Monday	103,676	1.75%	103,676	(2)	100,000	100,000	5,183	(2)
Tuesday	105,460	1.72%	105,460	(2)	100,000	100,000	5,273	(2)
Wednesday	105,120	-0.32%	105,460		100,000	100,000	5,273
Thursday	103,895	-1.17%	105,460		100,000	100,000	5,273
Friday	105,108	1.17%	105,460		100,000	100,000	5,273

(1)  For illustration purposes only. Does not indicate actual Contract Value performance.

(2)  When the Contract Value exceeds the Withdrawal Base as of the prior Valuation Day, the Withdrawal Base increases. As no Partial Withdrawal has occurred, the Lifetime Annual Payment also increases.

Example 1(b): Assume the same facts as above, and the next Tuesday is the first Contract Anniversary.

Day of the Week	Contract Value	Assumed Net Return(1)	Withdrawal Base		Anniversary Withdrawal Base	Deferral Bonus Base	Lifetime Annual Payment
Monday	$102,568		$105,460		$100,000	$100,000	$5,273
Tuesday	104,385	1.77%	106,000	(2)	106,000	100,000	5,300
Wednesday	105,887	1.44%	106,000		106,000	100,000	5,300
Thursday	105,460	-0.40%	106,000		106,000	100,000	5,300
Friday	107,459	1.90%	107,459	(3)	106,000	100,000	5,373	(3)

(1)  For illustration purposes only. Does not indicate actual Contract Value performance.

APP A-11

(2)  On the Anniversary, a Deferral Bonus increase occurs because the sum of the Anniversary Withdrawal Base as of the prior Valuation Day ($100,000) plus 6% of the Deferral Bonus Base ($6,000) exceeds both the Withdrawal Base as of the prior Valuation Day and the current Contract Value.

(3)  When the Contract Value exceeds the Withdrawal Base as of the prior Valuation Day, the Withdrawal Base increases. As no Partial Withdrawal has occurred, the Lifetime Annual Payment also increases.

Example 1(c): Assume the same facts as above, and the next Thursday is the second Contract Anniversary. Additionally, on Wednesday of the following week you take your first Partial Withdrawal of $473 that represents one-twelfth of your Lifetime Annual Payment.

Day of the Week	Contract Value		Assumed Net Return(1)	Withdrawal Base		Anniversary Withdrawal Base		Deferral Bonus Base		Lifetime Annual Payment
Monday	$110,941			$110,941		$106,000		$100,000		$5,547
Tuesday	112,576		1.47%	112,576		106,000		100,000		5,629
Wednesday	111,892		-0.61%	112,576		106,000		100,000		5,629
Thursday	113,540	(2)	1.47%	113,540	(2)	113,540	(2)	113,540	(2)	5,677	(2)
Friday	112,137		-1.24%	113,540		113,540		113,540		5,677
Monday	111,244		-0.80%	113,540		113,540		113,540		5,677
Tuesday	111,509		0.24%	113,540		113,540		113,540		5,677
Wednesday	112,458		1.28%	113,540		113,540		0	(3)	5,677
Thursday	112,044		-0.37%	113,540		113,540		0		5,677
Friday	114,286	(4)	2.00%	114,286	(4)	113,540		0		5,677	(4)

(1)  For illustration purposes only. Does not indicate actual Contract Value performance.

(2)  On the Contract Anniversary, the Contract Value exceeds both the Withdrawal Base as of the prior Valuation Day and the sum of the Anniversary Withdrawal Base as of the prior Valuation Day ($106,000) plus 6% of the Deferral Bonus Base ($6,000). There is no Deferral Bonus increase applied, but the Deferral Bonus Base increases to the Withdrawal Base.

(3)  The Deferral Bonus Period terminates upon the Partial Withdrawal, and the Deferral Bonus Base is zero.

(4)  Step Ups continue to occur to the Withdrawal Base, however, following the first Partial Withdrawal, the Lifetime Annual Payment amount does not increase due to the Step Up alone.

Example 1(d): Assume the same facts as above, but instead you make a Partial Withdrawal of $10,000 instead of one twelfth of the Lifetime Annual Payment.

Day of the Week	Contract Value	Assumed Net Return(1)	Withdrawal Base		Anniversary Withdrawal Base		Deferral Bonus Base		Lifetime Annual Payment
Monday	$111,244		$113,540		$113,540		$113,540		$5,677
Tuesday	111,509	0.24%	113,540		113,540		113,540		5,677
Wednesday	103,404	1.70%	108,984	(2)	108,984	(2)	0	(3)	5,499
Thursday	102,517	-0.86%	108,984		108,984		0		5,499
Friday	104,759	2.19%	108,984		108,984		0		5,499

(1)  For illustration purposes only. Does not indicate actual Contract Value performance.

(2)  The Partial Withdrawal in excess of the Lifetime Annual Payment adjusts the Withdrawal Base and the Anniversary Withdrawal Base by a factor of 0.95987. The factor is derived as (113,404 – 10,000) / (113,404 – 5,677). Upon the Excess Withdrawal, the Lifetime Annual Payment is reset. There is zero Available Lifetime Annual Payment for the remainder of the year.

(3)  The Deferral Bonus Period terminates upon the Partial Withdrawal, and the Deferral Bonus Base is zero.

APP A-12

Example 2(a): Assume the Daily Step Up Withdrawal Benefit Daily 6 was elected on the Rider Effective Date. Assume your initial Premium Payment is $100,000, you are age 67, and you elected Single Option. No Partial Withdrawals have occurred.

Day of the Week	Contract Value	Assumed Net Return(1)	Withdrawal Base		Anniversary Withdrawal Base	Deferral Bonus Base	Lifetime Annual Payment
Monday	$100,000		$100,000		$100,000	$100,000	$5,000
Tuesday	101,000	1.00%	101,000	(2)	100,000	100,000	5,050	(2)
Wednesday	102,010	1.00%	102,010	(2)	100,000	100,000	5,101	(2)
Thursday	103,030	1.00%	103,030	(2)	100,000	100,000	5,152	(2)
Friday	104,060	1.00%	104,060	(2)	100,000	100,000	5,203	(2)
Monday	105,101	1.00%	105,101	(2)	100,000	100,000	5,255	(2)
Tuesday	106,152	1.00%	106,152	(2)	100,000	100,000	5,308	(2)
Wednesday	107,214	1.00%	107,214	(2)	100,000	100,000	5,361	(2)
Thursday	108,286	1.00%	108,286	(2)	100,000	100,000	5,414	(2)
Friday	109,369	1.00%	109,369	(2)	100,000	100,000	5,468	(2)

(1)  For illustration purposes only. Does not indicate actual Contract Value performance.

(2)  When the Contract Value exceeds the Withdrawal Base as of the prior Valuation Day, the Withdrawal Base increases. As no Partial Withdrawal has occurred, the Lifetime Annual Payment also increases.

Example 2(b): Assume the same facts as above, and the next Tuesday is the first Contract Anniversary.

Day of the Week	Contract Value	Assumed Net Return(1)	Withdrawal Base		Anniversary Withdrawal Base	Deferral Bonus Base	Lifetime Annual Payment
Monday	$110,000		$110,000		$100,000	$100,000	$5,500
Tuesday	111,100	1.00%	111,100	(2)	111,100	111,100	5,555	(2)
Wednesday	112,211	1.00%	112,211	(3)	111,100	111,100	5,611	(3)
Thursday	113,333	1.00%	113,333	(3)	111,100	111,100	5,667	(3)
Friday	114,466	1.00%	114,466	(3)	111,100	111,100	5,723	(3)

(1)  For illustration purposes only. Does not indicate actual Contract Value performance.

(2)  Applies a Step Up to the Withdrawal Base and the Deferral Bonus Base on the first Contract Anniversary because the Contract Value exceeds the prior Withdrawal Base plus the Deferral Bonus.

(3)  When the Contract Value exceeds the Withdrawal Base as of the prior Valuation Day, the Withdrawal Base increases. As no Partial Withdrawal has occurred, the Lifetime Annual Payment also increases.

Example 2(c): Assume the same facts as above, and the next Thursday is the second Contract Anniversary. Additionally, on Wednesday of the following week you take your first Partial Withdrawal of $509 that represents one-twelfth of your Lifetime Annual Payment.

Day of the Week	Contract Value	Assumed Net Return(1)	Withdrawal Base		Anniversary Withdrawal Base		Deferral Bonus Base		Lifetime Annual Payment
Monday	$115,000		$115,000		$111,100		$111,100		$5,750
Tuesday	116,150	1.00%	116,150	(4)	111,100		111,100		5,808	(4)
Wednesday	117,312	1.00%	117,312	(4)	111,100		111,100		5,866	(4)
Thursday	118,485	1.00%	118,485	(2)	118,485	(1)	118,485	(2)	5,924	(2)
Friday	119,669	1.00%	119,669	(4)	118,485		118,485		5,983	(4)
Monday	120,866	1.00%	120,866	(4)	118,485		118,485		6,043	(4)
Tuesday	122,075	1.00%	122,075	(4)	118,485		118,485		6,104	(4)
Wednesday	122,787	1.00%	122,787	(4)	118,485		0	(3)	6,139	(4)
Thursday	124,015	1.00%	124,015	(4)	118,485		0		6,139	(4)
Friday	125,255	1.00%	125,255	(4)	118,485		0		6,139	(4)

(1)  For illustration purposes only. Does not indicate actual Contract Value performance.

APP A-13

(2)  On the Contract Anniversary, the Contract Value exceeds both the Withdrawal Base as of the prior Valuation Day and the sum of the Anniversary Withdrawal Base as of the prior Valuation Day ($106,000) plus 6% of the Deferral Bonus Base ($6,000). There is no Deferral Bonus increase applied, but the Deferral Bonus Base increases to the Withdrawal Base.

(3)  The Deferral Bonus Period terminates upon the Partial Withdrawal, and the Deferral Bonus Base is zero.

(4)  Step Ups continue to occur to the Withdrawal Base, however, following the first Partial Withdrawal, the Lifetime Annual Payment amount does not increase due to the Step Up alone.

Example 2(d): Assume the same facts as above, but instead you make a Partial Withdrawal of $10,000 instead of one twelfth of the Lifetime Annual Payment.

Day of the Week	Contract Value	Assumed Net Return(1)	Withdrawal Base		Anniversary Withdrawal Base		Deferral Bonus Base		Lifetime Annual Payment
Monday	$120,866		$120,866		$118,485		$118,485		$6,043
Tuesday	122,075	1.00%	122,075		118,485		118,485		6,104
Wednesday	113,296	1.00%	118,016	(2)	114,545	(2)	0	(3)	5,901	(2)
Thursday	114,429	1.00%	118,016		114,545		0		5,901
Friday	115,573	1.00%	118,016		114,545		0		5,901

(1)  For illustration purposes only. Does not indicate actual Contract Value performance.

(2)  The Partial Withdrawal in excess of the Lifetime Annual Payment adjusts the Withdrawal Base and the Anniversary Withdrawal Base by a factor of 0.96675. The factor is derived as (123,296 – 10,000) / (123,296 – 6,104). Upon the Excess Withdrawal, the Lifetime Annual Payment is reset. There is zero Available Lifetime Annual Payment for the remainder of the year.

(3)  The Deferral Bonus Period terminates upon the Partial Withdrawal, and the Deferral Bonus Base is zero.

3(a): Assume the Daily Step Up Withdrawal Benefit Daily 6 was elected on the Rider Effective Date. Assume your initial Premium Payment is $100,000, you are age 67, and you elected Single Option. No Partial Withdrawals have occurred.

Day of the Week	Contract Value	Assumed Net Return(1)	Withdrawal Base	Anniversary Withdrawal Base	Deferral Bonus Base	Lifetime Annual Payment
Monday	$100,000		$100,000	$100,000	$100,000	$5,000
Tuesday	99,000	-1.00%	100,000	100,000	100,000	5,000
Wednesday	98,010	-1.00%	100,000	100,000	100,000	5,000
Thursday	97,030	-1.00%	100,000	100,000	100,000	5,000
Friday	96,060	-1.00%	100,000	100,000	100,000	5,000
Monday	95,099	-1.00%	100,000	100,000	100,000	5,000
Tuesday	94,148	-1.00%	100,000	100,000	100,000	5,000
Wednesday	93,207	-1.00%	100,000	100,000	100,000	5,000
Thursday	92,274	-1.00%	100,000	100,000	100,000	5,000
Friday	91,352	-1.00%	100,000	100,000	100,000	5,000

(1)  For illustration purposes only. Does not indicate actual Contract Value performance.

Example 3(b): Assume the same facts as above, and the next Tuesday is the first Contract Anniversary.

Day of the Week	Contract Value	Assumed Net Return(1)	Withdrawal Base		Anniversary Withdrawal Base	Deferral Bonus Base	Lifetime Annual Payment
Monday	$80,000		$100,000		$100,000	$100,000	$5,000
Tuesday	79,200	-1.00%	106,000	(1)	106,000	100,000	5,300	(2)
Wednesday	78,408	-1.00%	106,000		106,000	100,000	5,300
Thursday	77,624	-1.00%	106,000		106,000	100,000	5,300
Friday	76,848	-1.00%	106,000		106,000	100,000	5,300

(1)  For illustration purposes only. Does not indicate actual Contract Value performance.

APP A-14

(2)  On the Anniversary, a Deferral Bonus increase occurs because the sum of the Anniversary Withdrawal Base as of the prior Valuation Day ($100,000) plus 6% of the Deferral Bonus Base ($6,000) exceeds both the Withdrawal Base as of the prior Valuation Day and the current Contract Value.

Example 3(c): Assume the same facts as above, and the next Thursday is the second Contract Anniversary. Additionally, on Wednesday of the following week you take your first Partial Withdrawal of $467 that represents one-twelfth of your Lifetime Annual Payment.

Day of the Week	Contract Value	Assumed Net Return(1)	Withdrawal Base		Anniversary Withdrawal Base	Deferral Bonus Base		Lifetime Annual Payment
Monday	$70,000		$106,000		$106,000	$100,000		$5,300
Tuesday	69,300	-1.00%	106,000		106,000	100,000		5,300
Wednesday	68,607	-1.00%	106,000		106,000	100,000		5,300
Thursday	67,921	-1.00%	112,000	(2)	112,000	100,000		5,600	(2)
Friday	67,242	-1.00%	112,000		112,000	100,000		5,600
Monday	66,569	-1.00%	112,000		112,000	100,000		5,600
Tuesday	65,904	-1.00%	112,000		112,000	100,000		5,600
Wednesday	64,778	-1.00%	112,000		112,000	0	(3)	5,600
Thursday	64,130	-1.00%	112,000		112,000	0		5,600
Friday	63,489	-1.00%	112,000		112,000	0		5,600

(1)  For illustration purposes only. Does not indicate actual Contract Value performance.

(2)  On the Anniversary, a Deferral Bonus increase occurs because the sum of the Anniversary Withdrawal Base as of the prior Valuation Day ($106,000) plus 6% of the Deferral Bonus Base ($6,000) exceeds both the Withdrawal Base as of the prior Valuation Day and the current Contract Value.

(3)  The Deferral Bonus Period terminates upon the Partial Withdrawal, and the Deferral Bonus Base is zero.

Example 3(d): Assume the same facts as above, but instead you make a Partial Withdrawal of $10,000 instead of one twelfth of the Lifetime Annual Payment.

Day of the Week	Contract Value	Assumed Net Return(1)	Withdrawal Base		Anniversary Withdrawal Base		Deferral Bonus Base		Lifetime Annual Payment
Monday	$66,569		$112,000		$112,000		$100,000		$5,600
Tuesday	65,904	-1.00%	112,000		112,000		100,000		5,600
Wednesday	55,245	-1.00%	103,738	(2)	103,738	(2)	0	(3)	5,187	(2)
Thursday	54,692	-1.00%	103,738		103,738		0		5,187
Friday	54,145	-1.00%	103,738		103,738		0		5,187

(1)  For illustration purposes only. Does not indicate actual Contract Value performance.

(2)  The Partial Withdrawal in excess of the Lifetime Annual Payment adjusts the Withdrawal Base and the Anniversary Withdrawal Base by a factor of 0.92623. The factor is derived as (65,245 – 10,000) / (65,245 – 5,600). Upon the Excess Withdrawal, the Lifetime Annual Payment is reset. There is zero Available Lifetime Annual Payment for the remainder of the year.

(3)  The Deferral Bonus Period terminates upon the Partial Withdrawal, and the Deferral Bonus Base is zero.

APP A-15

Example 4(a): Assume the Daily Step Up Withdrawal Benefit Daily +4 was elected on the Rider Effective Date. Assume your initial Premium Payment is $100,000, you are age 67, and you elected Single Option. No Partial Withdrawals have occurred.

Day of the Week	Contract Value	Assumed Net Return(1)	Withdrawal Base		High Water Mark	Deferral Bonus Base	Lifetime Annual Payment
Monday	$100,000		$100,000		$100,000	$100,000	$5,000
Tuesday	98,105	-1.90%	100,000		100,000	100,000	5,000
Wednesday	98,887	0.80%	100,000		100,000	100,000	5,000
Thursday	101,321	2.46%	101,321	(2)	101,321	100,000	5,066	(2)
Friday	101,895	0.57%	101,895	(2)	101,895	100,000	5,094	(2)
Monday	103,676	1.75%	103,676	(2)	103,676	100,000	5,183	(2)
Tuesday	105,460	1.72%	105,460	(2)	105,460	100,000	5,273	(2)
Wednesday	105,120	-0.32%	105,460		105,460	100,000	5,273
Thursday	103,895	-1.17%	105,460		105,460	100,000	5,273
Friday	105,108	1.17%	105,460		105,460	100,000	5,273

(1)  For illustration purposes only. Does not indicate actual Contract Value performance.

(2)  When there is an increase in the High Water Mark from the prior Valuation Day to the current Valuation Day, the Withdrawal Base increases. As no Partial Withdrawal has occurred, the Lifetime Annual Payment also increases.

Example 4(b): Assume the same facts as above, and the next Tuesday is the first Contract Anniversary.

Day of the Week	Contract Value	Assumed Net Return(1)	Withdrawal Base		High Water Mark	Deferral Bonus Base	Lifetime Annual Payment
Monday	$102,568		$105,460		$105,460	$100,000	$5,273
Tuesday	104,385	1.77%	109,460	(2)	105,460	100,000	5,473
Wednesday	105,887	1.44%	109,887	(3)	105,887	100,000	5,494	(3)
Thursday	105,460	-0.40%	109,887		105,887	100,000	5,494
Friday	107,459	1.90%	111,459	(3)	107,459	100,000	5,573	(3)

(1)  For illustration purposes only. Does not indicate actual Contract Value performance.

(2)  On the Anniversary, a Deferral Bonus increase occurs and is added to the Withdrawal Base.

(3)  When there is an increase in the High Water Mark from the prior Valuation Day to the current Valuation Day, the Withdrawal Base increases. As no Partial Withdrawal has occurred, the Lifetime Annual Payment also increases.

Example 4(c): Assume the same facts as above, and the next Thursday is the second Contract Anniversary. Additionally, on Wednesday of the following week you take your first Partial Withdrawal of $473.

Day of the Week	Contract Value		Assumed Net Return(1)	Withdrawal Base		High Water Mark		Deferral Bonus Base		Lifetime Annual Payment
Monday	$110,941			$114,941		$110,941		$100,000		$5,747
Tuesday	112,576		1.47%	116,576		112,576		100,000		5,829
Wednesday	111,892		-0.61%	116,576		112,576		100,000		5,829
Thursday	113,540	(2)	1.47%	121,540	(2)	113,540	(2)	100,000		6,077	(2)
Friday	112,137		-1.24%	121,540		113,540		100,000		6,077
Monday	111,244		-0.80%	121,540		113,540		100,000		6,077
Tuesday	111,509		0.24%	121,540		113,540		100,000		6,077
Wednesday	112,458		1.28%	121,540		113,540		0	(3)	6,077
Thursday	112,044		-0.37%	121,540		113,540		0		6,077
Friday	114,286	(3)	2.00%	122,286	(4)	114,286		0		6,077	(4)

(1)  For illustration purposes only. Does not indicate actual Contract Value performance.

(2)  On the Anniversary, a Deferral Bonus increase occurs and is added to the Withdrawal Base.

APP A-16

(3)  The Deferral Bonus Period terminates upon the Partial Withdrawal, and the Deferral Bonus Base is zero.

(4)  Step Ups continue to occur to the Withdrawal Base, however, following the first Partial Withdrawal, the Lifetime Annual Payment amount does not increase due to the Step Up alone.

Example 4(d): Assume the same facts as above, but instead you make a Partial Withdrawal of $10,000 instead of one twelfth of the Lifetime Annual Payment.

Day of the Week	Contract Value	Assumed Net Return(1)	Withdrawal Base		High Water Mark		Deferral Bonus Base		Lifetime Annual Payment
Monday	$111,244		$121,540		$113,540		$100,000		$6,077
Tuesday	111,509	0.24%	121,540		113,540		100,000		6,077
Wednesday	103,404	1.70%	117,097	(2)	109,390	(2)	0	(3)	5,855	(2)
Thursday	102,517	-0.86%	117,097		109,390		0		5,855
Friday	104,759	2.19%	117,097		109,390		0		5,855

(1)  For illustration purposes only. Does not indicate actual Contract Value performance.

(2)  The Partial Withdrawal in excess of the Lifetime Annual Payment adjusts the Withdrawal Base and the High Water Mark by a factor of 0.963448. The factor is derived as (113,404 – 10,000) / (113,404 – 6,077). Upon the Excess Withdrawal, the Lifetime Annual Payment is reset. There is zero Available Lifetime Annual Payment for the remainder of the year.

(3)  The Deferral Bonus Period terminates upon the Partial Withdrawal, and the Deferral Bonus Base is zero.

Example 5(a): Assume the Daily Step Up Withdrawal Benefit Daily +4 was elected on the Rider Effective Date. Assume your initial Premium Payment is $100,000, you are age 67, and you elected Single Option. No Partial Withdrawals have occurred.

Day of the Week	Contract Value	Assumed Net Return(1)	Withdrawal Base		High Water Mark		Deferral Bonus Base	Lifetime Annual Payment
Monday	$100,000		$100,000		$100,000		$100,000	$5,000
Tuesday	101,000	1.00%	101,000	(2)	101,000	(2)	100,000	5,050	(2)
Wednesday	102,010	1.00%	102,010	(2)	102,010	(2)	100,000	5,101	(2)
Thursday	103,030	1.00%	103,030	(2)	103,030	(2)	100,000	5,152	(2)
Friday	104,060	1.00%	104,060	(2)	104,060	(2)	100,000	5,203	(2)
Monday	105,101	1.00%	105,101	(2)	105,101	(2)	100,000	5,255	(2)
Tuesday	106,152	1.00%	106,152	(2)	106,152	(2)	100,000	5,308	(2)
Wednesday	107,214	1.00%	107,214	(2)	107,214	(2)	100,000	5,361	(2)
Thursday	108,286	1.00%	108,286	(2)	108,286	(2)	100,000	5,414	(2)
Friday	109,369	1.00%	109,369	(2)	109,369	(2)	100,000	5,468	(2)

(1)  For illustration purposes only. Does not indicate actual Contract Value performance.

(2)  When there is an increase in the High Water Mark from the prior Valuation Day to the current Valuation Day, the Withdrawal Base increases. As no Partial Withdrawal has occurred, the Lifetime Annual Payment also increases.

Example 5(b): Assume the same facts as above, and the next Tuesday is the first Contract Anniversary.

Day of the Week	Contract Value	Assumed Net Return(1)	Withdrawal Base		High Water Mark	Deferral Bonus Base	Lifetime Annual Payment
Monday	$110,000		$110,000		$110,000	$100,000	$5,500
Tuesday	111,100	1.00%	115,100	(2)	111,100	100,000	5,755	(2)
Wednesday	112,211	1.00%	116,211	(3)	112,211	100,000	5,811	(3)
Thursday	113,333	1.00%	117,333	(3)	113,333	100,000	5,867	(3)
Friday	114,466	1.00%	118,466	(3)	114,466	100,000	5,923	(3)

(1)  For illustration purposes only. Does not indicate actual Contract Value performance.

APP A-17

(2)  On the Anniversary, a Deferral Bonus increase occurs and is added to the Withdrawal Base.

(3)  When there is an increase in the High Water Mark from the prior Valuation Day to the current Valuation Day, the Withdrawal Base increases. As no Partial Withdrawal has occurred, the Lifetime Annual Payment also increases.

Example 5(c): Assume the same facts as above, and the next Thursday is the second Contract Anniversary. Additionally, on Wednesday of the following week you take your first Partial Withdrawal of $509.

Day of the Week	Contract Value	Assumed Net Return(1)	Withdrawal Base		High Water Mark	Deferral Bonus Base		Lifetime Annual Payment
Monday	$115,000		$119,000		$115,000	$100,000		$5,950
Tuesday	116,150	1.00%	120,150		116,150	100,000		6,008
Wednesday	117,312	1.00%	121,312		117,312	100,000		6,066
Thursday	118,485	1.00%	126,485	(2)	118,485	100,000		6,324
Friday	119,669	1.00%	127,669		119,669	100,000		6,383
Monday	120,866	1.00%	128,866		120,866	100,000		6,443
Tuesday	122,075	1.00%	130,075		122,075	100,000		6,504
Wednesday	122,787	1.00%	130,787		122,787	0	(3)	6,539
Thursday	124,015	1.00%	132,015		124,015	0		6,539	(4)
Friday	125,255	1.00%	133,255		125,255	0		6,539	(4)

(1)  For illustration purposes only. Does not indicate actual Contract Value performance.

(2)  On the Anniversary, a Deferral Bonus increase occurs and is added to the Withdrawal Base.

(3)  The Deferral Bonus Period terminates upon the Partial Withdrawal, and the Deferral Bonus Base is zero.

(4)  Step Ups continue to occur to the Withdrawal Base, however, following the first Partial Withdrawal, the Lifetime Annual Payment amount does not increase due to the Step Up alone.

Example 5(d): Assume the same facts as above, but instead you make a Partial Withdrawal of $10,000 instead of one twelfth of the Lifetime Annual Payment.

Day of the Week	Contract Value	Assumed Net Return(1)	Withdrawal Base		High Water Mark		Deferral Bonus Base	Lifetime Annual Payment
Monday	$120,866		$128,866		$120,866		$100,000	$6,443
Tuesday	122,075	1.00%	130,075		122,075		100,000	6,504
Wednesday	113,296	1.00%	126,181	(2)	118,421	(2)	0	6,309	(2)
Thursday	114,429	1.00%	126,181		118,421		0	6,309
Friday	115,573	1.00%	126,181		118,421		0	6,309

(1)  For illustration purposes only. Does not indicate actual Contract Value performance.

(2)  The Partial Withdrawal in excess of the Lifetime Annual Payment adjusts the Withdrawal Base and the High Water Mark by a factor of 0.97007. The factor is derived as (123,296 – 10,000) / (123,296 – 6,504). Upon the Excess Withdrawal, the Lifetime Annual Payment is reset. There is zero Available Lifetime Annual Payment for the remainder of the year.

APP A-18

Example 6(a): Assume the Daily Step Up Withdrawal Benefit Daily +4 was elected on the Rider Effective Date. Assume your initial Premium Payment is $100,000, you are age 67, and you elected Single Option. No Partial Withdrawals have occurred.

Day of the Week	Contract Value	Assumed Net Return(1)	Withdrawal Base	High Water Mark	Deferral Bonus Base	Lifetime Annual Payment
Monday	$100,000		$100,000	$100,000	$100,000	$5,000
Tuesday	99,000	-1.00%	100,000	100,000	100,000	5,000
Wednesday	98,010	-1.00%	100,000	100,000	100,000	5,000
Thursday	97,030	-1.00%	100,000	100,000	100,000	5,000
Friday	96,060	-1.00%	100,000	100,000	100,000	5,000
Monday	95,099	-1.00%	100,000	100,000	100,000	5,000
Tuesday	94,148	-1.00%	100,000	100,000	100,000	5,000
Wednesday	93,207	-1.00%	100,000	100,000	100,000	5,000
Thursday	92,274	-1.00%	100,000	100,000	100,000	5,000
Friday	91,352	-1.00%	100,000	100,000	100,000	5,000

(1)  For illustration purposes only. Does not indicate actual Contract Value performance.

Example 6(b): Assume the same facts as above, and the next Tuesday is the first Contract Anniversary.

Day of the Week	Contract Value	Assumed Net Return(1)	Withdrawal Base		High Water Mark	Deferral Bonus Base	Lifetime Annual Payment
Monday	$80,000		$100,000		$100,000	$100,000	$5,000
Tuesday	79,200	-1.00%	104,000	(2)	100,000	100,000	5,200	(2)
Wednesday	78,408	-1.00%	104,000		100,000	100,000	5,200
Thursday	77,624	-1.00%	104,000		100,000	100,000	5,200
Friday	76,848	-1.00%	104,000		100,000	100,000	5,200

(1)  For illustration purposes only. Does not indicate actual Contract Value performance.

(2)  On the Anniversary, a Deferral Bonus increase occurs and is added to the Withdrawal Base.

Example 6(c): Assume the same facts as above, and the next Thursday is the second Contract Anniversary. Additionally, on Wednesday of the following week you take your first Partial Withdrawal of $467.

Day of the Week	Contract Value	Assumed Net Return(1)	Withdrawal Base		High Water Mark	Deferral Bonus Base		Lifetime Annual Payment
Monday	$70,000		$104,000		$100,000	$100,000		$5,200
Tuesday	69,300	-1.00%	104,000		100,000	100,000		5,200
Wednesday	68,607	-1.00%	104,000		100,000	100,000		5,200
Thursday	67,921	-1.00%	108,000	(2)	100,000	100,000		5,400	(2)
Friday	67,242	-1.00%	108,000		100,000	100,000		5,400
Monday	66,569	-1.00%	108,000		100,000	100,000		5,400
Tuesday	65,904	-1.00%	108,000		100,000	100,000		5,400
Wednesday	64,778	-1.00%	108,000		100,000	0	(3)	5,400
Thursday	64,130	-1.00%	108,000		100,000	0		5,400
Friday	63,489	-1.00%	108,000		100,000	0		5,400

(1)  For illustration purposes only. Does not indicate actual Contract Value performance.

(2)  On the Anniversary, a Deferral Bonus increase occurs and is added to the Withdrawal Base.

(3)  The Deferral Bonus Period terminates upon the Partial Withdrawal, and the Deferral Bonus Base is zero.

APP A-19

Example 6(d): Assume the same facts as above, but instead you make a Partial Withdrawal of $10,000 instead of one twelfth of the Lifetime Annual Payment.

Day of the Week	Contract Value	Assumed Net Return(1)	Withdrawal Base		High Water Mark	Deferral Bonus Base	Lifetime Annual Payment
Monday	$66,569		$108,000		$100,000	$100,000	$5,400
Tuesday	65,904	-1.00%	108,000		100,000	100,000	5,400
Wednesday	55,245	-1.00%	99,699	(2)	92,313	0	4,985	(2)
Thursday	54,692	-1.00%	99,699		92,313	0	4,985
Friday	54,145	-1.00%	99,699		92,313	0	4,985

(1)  For illustration purposes only. Does not indicate actual Contract Value performance.

(2)  The Partial Withdrawal in excess of the Lifetime Annual Payment adjusts the Withdrawal Base and the Anniversary Withdrawal Base by a factor of 0.923135. The factor is derived as (65,245 – 10,000) / (65,245 – 5,400). Upon the Excess Withdrawal, the Lifetime Annual Payment is reset. There is zero Available Lifetime Annual Payment for the remainder of the year.

APP A-20

Appendix B — Funds Available Under the Contract

The following is a list of Funds available under the Contract. Depending on the optional benefits you choose, you may not be able to invest in certain Funds (Investment Restrictions can be found in Appendix C). More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time. You may request this information at no cost by calling 1-866-645-2449 or by sending an email request to prospectusrequestflic@zinnia.com.

The current expenses and performance information below reflect fees and expenses of the Funds, but do not reflect the other fees and expenses that your Contract may charge, such as Fund Facilitation Fees. Expenses would be higher and performance would be lower if these other charges were included. Each Fund's past performance is not necessarily an indication of future performance. Updated performance information is available at no cost by visiting the website or calling the telephone phone number above.

			Fund	Current Expenses + Fund	Average Annual Total Returns (as of Dec. 31, 2024)
Fund Objective	Fund — Share Class Adviser / Sub-Adviser	Current Expenses	Facilitation Fee	Facilitation Fee	1 Year	5 Year	10 Year
Seeks to provide long-term growth of capital while providing current income.	American Funds IS Capital World Growth and Income Fund® — Class 4(1) Adviser: Capital Research and Management CompanySM	0.92%	0.00%	0.92%	13.70%	7.04%	8.17%
Seeks to provide growth of capital.	American Funds IS Growth Fund — Class 4 Adviser: Capital Research and Management CompanySM	0.84%	0.00%	0.84%	31.29%	18.53%	16.29%
Seeks to achieve long-term growth of capital and income.	American Funds IS Growth-Income Fund — Class 4 Adviser: Capital Research and Management CompanySM	0.78%	0.00%	0.78%	23.93%	12.73%	11.93%
Seeks to provide long-term growth of capital.	American Funds IS International Fund — Class 4 Adviser: Capital Research and Management CompanySM	1.03%	0.00%	1.03%	2.93%	0.97%	3.75%
Seeks high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.	American Funds IS Managed Risk Asset Allocation Fund — Class P2(2) Adviser: Capital Research and Management CompanySM Sub-Adviser: Milliman Financial Risk Management LLC	0.90%	0.10%	1.00%	14.63%	5.30%	5.88%
Seeks long-term capital appreciation.	American Funds IS New World Fund® — Class 4(1) Adviser: Capital Research and Management CompanySM	1.07%	0.00%	1.07%	6.33%	4.29%	5.96%
Seeks long-term growth of capital.	BlackRock Capital Appreciation V.I. Fund — Class III(1) Adviser: BlackRock Advisors, LLC	1.04%	0.00%	1.04%	31.93%	15.84%	14.77%
Seeks long-term total return and current income.	BlackRock Equity Dividend V.I. Fund — Class III(1) Adviser: BlackRock Advisors, LLC	0.92%	0.00%	0.92%	9.71%	7.98%	8.79%

APP B-1

			Fund	Current Expenses + Fund	Average Annual Total Returns (as of Dec. 31, 2024)
Fund Objective	Fund — Share Class Adviser / Sub-Adviser	Current Expenses	Facilitation Fee	Facilitation Fee	1 Year	5 Year	10 Year
Seeks high total investment return.	BlackRock Global Allocation V.I. Fund — Class III(1) Adviser: BlackRock Advisors, LLC Sub-Adviser: BlackRock (Singapore) Limited Sub-Adviser: BlackRock International Limited	1.02%	0.00%	1.02%	8.93%	5.72%	5.32%
Seeks to maximize total return, consistent with income generation and prudent investment management.	BlackRock High Yield V.I. Fund — Class III(1) Adviser: BlackRock Advisors, LLC Sub-Adviser: BlackRock International Limited	0.78%	0.10%	0.88%	7.85%	4.17%	4.74%
Seeks investment results that, before expenses, correspond to the aggregate price and yield performance of the Standard & Poor's 500 Index (the "S&P 500" or the "Underlying Index").	BlackRock S&P 500 Index V.I. Fund — Class III Adviser: BlackRock Advisors, LLC	0.39%	0.00%	0.39%	24.52%	14.10%	—
Seeks to maximize income while maintaining prospects for capital appreciation.	Franklin Income VIP Fund — Class 4(1) Adviser: Franklin Advisers, Inc.	0.82%	0.00%	0.82%	7.08%	5.17%	5.16%
Seeks capital appreciation, with income as a secondary goal.	Franklin Mutual Shares VIP Fund — Class 4 Adviser: Franklin Mutual Advisers, LLC	1.04%	0.00%	1.04%	11.16%	5.64%	5.72%
Seeks long-term capital appreciation, with preservation of capital as an important consideration.	Franklin Rising Dividends VIP Fund — Class 4(1) Adviser: Franklin Advisers, Inc.	0.98%	0.00%	0.98%	10.68%	10.19%	10.33%
Seeks long-term total return.	Franklin Small Cap Value VIP Fund — Class 4(1) Adviser: Franklin Mutual Advisers, LLC	1.00%	0.00%	1.00%	11.60%	8.27%	8.07%
Seeks a high level of current income, with capital appreciation over the long term as a secondary goal.	Franklin Strategic Income VIP Fund — Class 4(1) Adviser: Franklin Advisers, Inc.	1.14%	0.00%	1.14%	3.98%	1.09%	1.89%
Seeks to provide capital appreciation and income while seeking to manage volatility.	Global Atlantic American Funds® Managed Risk Portfolio — Class II(1)(2) Adviser: Global Atlantic Investment Advisors, LLC Sub-Adviser: Wilshire Advisors LLC Sub-Adviser: Milliman Financial Risk Management LLC	1.18%	0.00%	1.18%	11.05%	5.36%	5.51%
Seeks to provide capital appreciation and income while seeking to manage volatility.	Global Atlantic Balanced Managed Risk Portfolio — Class II(2) Adviser: Global Atlantic Investment Advisors, LLC Sub-Adviser: BlackRock Investment Management, LLC Sub-Adviser: Milliman Financial Risk Management LLC	1.02%	0.00%	1.02%	8.46%	3.89%	4.10%

APP B-2

			Fund	Current Expenses + Fund	Average Annual Total Returns (as of Dec. 31, 2024)
Fund Objective	Fund — Share Class Adviser / Sub-Adviser	Current Expenses	Facilitation Fee	Facilitation Fee	1 Year	5 Year	10 Year
Seeks to provide capital appreciation and income while seeking to manage volatility.	Global Atlantic BlackRock Selects Managed Risk Portfolio — Class II(2) Adviser: Global Atlantic Investment Advisors, LLC Sub-Adviser: BlackRock Investment Management, LLC Sub-Adviser: Milliman Financial Risk Management LLC	1.22%	0.00%	1.22%	10.28%	4.90%	3.91%
Seeks to provide capital appreciation and income while seeking to manage volatility.	Global Atlantic Franklin Tactical Allocation Managed Risk Portfolio — Class II(1)(2)(3) Adviser: Global Atlantic Investment Advisors, LLC Sub-Adviser: Franklin Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	1.20%	0.05%	1.25%	6.92%	4.88%	5.41%
Seeks to provide capital appreciation and income while seeking to manage volatility.	Global Atlantic Moderate Managed Risk Portfolio — Class II(2)(4) Adviser: Global Atlantic Investment Advisors, LLC Sub-Adviser: BlackRock Investment Management, LLC Sub-Adviser: Milliman Financial Risk Management LLC	1.02%	0.00%	1.02%	10.50%	5.00%	4.85%
Seeks to provide capital appreciation and income while seeking to manage volatility.	Global Atlantic Moderately Aggressive Managed Risk Portfolio — Class II(1)(2)(5) Adviser: Global Atlantic Investment Advisors, LLC Sub-Adviser: BlackRock Investment Management, LLC Sub-Adviser: Milliman Financial Risk Management LLC	0.98%	0.05%	1.03%	12.56%	6.08%	5.21%
Seeks to provide capital appreciation and income while seeking to manage volatility.	Global Atlantic Select Advisor Managed Risk Portfolio — Class II(1)(2) Adviser: Global Atlantic Investment Advisors, LLC Sub-Adviser: Wilshire Advisors LLC Sub-Adviser: Milliman Financial Risk Management LLC	1.10%	0.05%	1.15%	12.17%	5.14%	5.46%
Seeks to provide capital appreciation and income while seeking to manage volatility.	Global Atlantic Wellington Research Managed Risk Portfolio — Class II(1)(2) Adviser: Global Atlantic Investment Advisors, LLC Sub-Adviser: Wellington Management Company LLP Sub-Adviser: Milliman Financial Risk Management LLC	1.20%	0.00%	1.20%	12.33%	5.85%	6.11%
Seeks total return while seeking to provide volatility management.	Goldman Sachs Trend Driven Allocation Fund — Service Shares(1)(2) Adviser: Goldman Sachs Asset Management, L.P.	0.96%	0.00%	0.96%	11.73%	4.77%	4.16%
Seeks growth of capital.	Hartford Capital Appreciation HLS Fund — Class IB Adviser: Hartford Funds Management Company, LLC Sub-Adviser: Wellington Management Company LLP	0.92%	0.05%	0.97%	20.90%	11.22%	10.33%

APP B-3

			Fund	Current Expenses + Fund	Average Annual Total Returns (as of Dec. 31, 2024)
Fund Objective	Fund — Share Class Adviser / Sub-Adviser	Current Expenses	Facilitation Fee	Facilitation Fee	1 Year	5 Year	10 Year
Seeks a high level of current income consistent with growth of capital.	Hartford Dividend and Growth HLS Fund — Class IB Adviser: Hartford Funds Management Company, LLC Sub-Adviser: Wellington Management Company LLP	0.91%	0.00%	0.91%	12.42%	10.48%	10.28%
Seeks long-term growth of capital.	Hartford International Opportunities HLS Fund — Class IB Adviser: Hartford Funds Management Company, LLC Sub-Adviser: Wellington Management Company LLP	1.02%	0.00%	1.02%	8.08%	4.91%	5.24%
Seeks a competitive total return, with income as a secondary objective.	Hartford Total Return Bond HLS Fund — Class IB Adviser: Hartford Funds Management Company, LLC Sub-Adviser: Wellington Management Company LLP	0.77%	0.05%	0.82%	2.07%	0.02%	1.72%
Seeks total return with a low to moderate correlation to traditional financial market indices.	Invesco V.I. Balanced-Risk Allocation Fund — Series II(1) Adviser: Invesco Advisers, Inc.	1.13%	0.00%	1.13%	3.56%	2.51%	3.57%
Seeks long-term growth of capital.	Invesco V.I. Core Equity Fund — Series II Adviser: Invesco Advisers, Inc.	1.05%	0.00%	1.05%	25.29%	12.07%	9.15%
Seeks long-term growth of capital.	Invesco V.I. EQV International Equity Fund — Series II Adviser: Invesco Advisers, Inc.	1.15%	0.00%	1.15%	0.34%	2.97%	4.10%
Seeks to provide current income consistent with preservation of capital and liquidity.	Invesco V.I. Government Money Market Fund — Series I(6) Adviser: Invesco Advisers, Inc.	0.36%	0.10%	0.46%	4.98%	2.30%	1.56%
Seeks long-term growth of capital.	Invesco V.I. Main Street Mid Cap Fund® — Series II Adviser: Invesco Advisers, Inc.	1.19%	0.00%	1.19%	16.79%	8.83%	7.68%
Seeks long-term growth of capital.	Invesco V.I. Small Cap Equity Fund — Series II Adviser: Invesco Advisers, Inc.	1.20%	0.00%	1.20%	17.85%	10.60%	7.82%
Seeks high current income and the opportunity for capital appreciation to produce a high total return.	Lord Abbett Series Fund Bond Debenture Portfolio — Class VC Adviser: Lord, Abbett & Co. LLC	0.99%	0.00%	0.99%	6.72%	1.90%	3.73%
Seeks long-term growth of capital and income without excessive fluctuations in market value.	Lord Abbett Series Fund Fundamental Equity Portfolio — Class VC(1) Adviser: Lord, Abbett & Co. LLC	1.08%	0.00%	1.08%	16.65%	8.81%	7.91%
Seeks capital appreciation.	Lord Abbett Series Fund Growth Opportunities Portfolio — Class VC Adviser: Lord, Abbett & Co. LLC	1.13%	0.00%	1.13%	30.61%	7.67%	9.37%

APP B-4

			Fund	Current Expenses + Fund	Average Annual Total Returns (as of Dec. 31, 2024)
Fund Objective	Fund — Share Class Adviser / Sub-Adviser	Current Expenses	Facilitation Fee	Facilitation Fee	1 Year	5 Year	10 Year
Seeks long-term capital growth. Income is a secondary objective.	LVIP American Century Mid Cap Value Fund — Service Class(1) Adviser: Lincoln Financial Investments Corporation Sub-Adviser: American Century Investment Management, Inc.	1.01%	0.00%	1.01%	8.52%	7.13%	7.87%
Seeks long-term capital growth. Income is a secondary objective.	LVIP American Century Value Fund — Service Class(1) Adviser: Lincoln Financial Investments Corporation Sub-Adviser: American Century Investment Management, Inc.	0.86%	0.00%	0.86%	9.29%	8.41%	8.01%
Seeks capital appreciation.	MFS® Growth Series — Service(1) Adviser: MFS® Investment Management	0.97%	0.00%	0.97%	31.15%	14.46%	14.82%
Seeks capital appreciation.	MFS® International Intrinsic Value Portfolio — Service(1) Adviser: MFS® Investment Management	1.14%	0.00%	1.14%	6.97%	4.88%	7.26%
Seeks capital appreciation.	MFS® Investors Trust Series — Service(1) Adviser: MFS® Investment Management	0.99%	0.00%	0.99%	19.22%	11.12%	10.81%
Seeks capital appreciation.	MFS® New Discovery Series — Service(1) Adviser: MFS® Investment Management	1.12%	0.00%	1.12%	6.44%	4.71%	8.92%
Seeks capital appreciation.	MFS® Value Series — Service(1) Adviser: MFS® Investment Management	0.94%	0.00%	0.94%	11.35%	7.76%	8.36%
Seeks maximum real return, consistent with preservation of real capital and prudent investment management.	PIMCO All Asset Portfolio — Advisor(1) Adviser: Pacific Investment Management Company LLC Sub-Adviser: Research Affiliates, LLC	2.37%	0.00%	2.37%	3.57%	4.31%	4.25%
Seeks total return which exceeds that of its secondary benchmark index consistent with prudent investment management.	PIMCO StocksPLUS® Global Portfolio — Advisor(1) Adviser: Pacific Investment Management Company LLC	0.87%	0.00%	0.87%	13.37%	8.81%	7.67%
Seeks maximum total return, consistent with preservation of capital and prudent investment management.	PIMCO Total Return Portfolio — Advisor Adviser: Pacific Investment Management Company LLC	0.89%	0.15%	1.04%	2.43%	-0.13%	1.43%
Seeks high current income consistent with what Putnam Investment Management, LLC believes to be prudent risk.	Putnam VT Income Fund — Class IB Adviser: Franklin Advisers, Inc. Sub-Adviser: Franklin Templeton Investment Management Limited Sub-Adviser: Putnam Investment Management, LLC	0.85%	0.00%	0.85%	2.32%	-1.41%	1.03%

APP B-5

			Fund	Current Expenses + Fund	Average Annual Total Returns (as of Dec. 31, 2024)
Fund Objective	Fund — Share Class Adviser / Sub-Adviser	Current Expenses	Facilitation Fee	Facilitation Fee	1 Year	5 Year	10 Year
Seeks capital appreciation.	Putnam VT Large Cap Growth Fund — Class IB Adviser: Putnam Investment Management, LLC Sub-Adviser: Franklin Temleton Investment Management Limited Sub-Adviser: Franklin Advisers, Inc.	0.89%	0.00%	0.89%	33.41%	17.91%	16.21%
Seeks capital growth and current income.	Putnam VT Large Cap Value Fund — Class IB Adviser: Putnam Investment Management, LLC Sub-Adviser: Franklin Templeton Investment Management Limited Sub-Adviser: Franklin Advisers, Inc.	0.80%	0.00%	0.80%	19.14%	12.45%	10.88%
Seeks long-term capital growth.	Templeton Foreign VIP Fund — Class 4(1) Adviser: Templeton Investment Counsel, LLC	1.16%	0.00%	1.16%	-1.08%	2.50%	2.28%
Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration.	Templeton Global Bond VIP Fund — Class 4(1) Adviser: Franklin Advisers, Inc.	0.85%	0.00%	0.85%	-11.42%	-4.93%	-2.12%
Seeks long-term capital growth.	Templeton Growth VIP Fund — Class 4(1) Adviser: Templeton Global Advisors Limited Sub-Adviser: Templeton Asset Management Ltd.	1.22%	0.00%	1.22%	5.35%	4.49%	3.97%

(1)  This Fund's annual expenses reflect temporary fee reductions pursuant to an expense reimbursement or fee waiver arrangement.

(2)  This Fund employs a managed volatility strategy.

(3)  Efffective May 1, 2025, Global Atlantic Franklin Dividend and Income Managed Risk Portfolio was renamed Global Atlantic Franklin Tactical Allocation Managed Risk Portfolio.

(4)  Efffective May 1, 2025, Global Atlantic Moderate Growth Managed Risk Portfolio was renamed Global Atlantic Moderate Managed Risk Portfolio.

(5)  Efffective May 1, 2025, Global Atlantic Growth Managed Risk Portfolio was renamed Global Atlantic Moderately Aggressive Managed Risk Portfolio.

(6)  Effective April 11, 2025, Goldman Sachs Multi-Strategy Alternatives Portfolio was liquidated and proceeds were allocated to Invesco V.I. Government Money Market Fund.

APP B-6

Appendix C — Optional Rider Investment Restrictions

DAILY STEP UP WITHDRAWAL BENEFIT, LEGACY LOCK II, AND MAXIMUM DAILY VALUE

If you elected Daily Step Up Withdrawal Benefit, Legacy Lock II, or Maximum Daily Value you must allocate your Contract Value to one or more of the approved individual Sub-Accounts below.

Approved Sub-Accounts

American Funds Insurance Series® — Managed Risk Asset Allocation Fund

Global Atlantic American Funds® Managed Risk Portfolio

Global Atlantic Balanced Managed Risk Portfolio

Global Atlantic BlackRock Selects Managed Risk Portfolio

Global Atlantic Franklin Tactical Allocation Managed Risk Portfolio(1)

Global Atlantic Moderate Managed Risk Portfolio(2)

Global Atlantic Moderately Aggressive Managed Risk Portfolio(3)

Global Atlantic Select Advisor Managed Risk Portfolio

Global Atlantic Wellington Research Managed Risk Portfolio

(1)  Effective May 1, 2025. Formerly known as Global Atlantic Franklin Dividend and Income Managed Risk Portfolio.

(2)  Effective May 1, 2025. Formerly known as Global Atlantic Moderate Growth Managed Risk Portfolio.

(3)  Effective May 1, 2025. Formerly known as Global Atlantic Growth Managed Risk Portfolio.

APP C-1

The Statement of Additional Information ("SAI") contains additional information about the Contract, us, and the Separate Account, including financial statements. The SAI is dated the same date as this prospectus, and the SAI is incorporated by reference into this prospectus.

You may request a free copy of the SAI or submit inquiries by:

•  Mailing:  Forethought Life Insurance Company Annuity Service Center

P.O. Box 758507

Topeka, Kansas 66675-8507

•  Calling:  1-866-645-2449

•  Emailing:  prospectusrequestflic@zinnia.com

You may also obtain reports and other information about the Separate Account on the SEC's website at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

EDGAR Contract Identifier: C000139315

Part B

STATEMENT OF ADDITIONAL INFORMATION
FORETHOUGHT LIFE INSURANCE COMPANY
FORETHOUGHT LIFE INSURANCE COMPANY SEPARATE ACCOUNT A
10 West Market Street, Suite 2300
Indianapolis, IN 46204
1-866-645-2449

FORERETIREMENT II VARIABLE ANNUITY
(B Share, C Share, L Share)

This Statement of Additional Information contains additional information to the Prospectus for the individual deferred flexible premium variable annuity contract ("Contract"). This Statement of Additional Information is not a Prospectus, and it should be read only in conjunction with the Prospectus for the Contract. The Prospectus for the Contract is dated the same date as this Statement of Additional Information. Unless otherwise indicated, all terms used in this Statement of Additional Information have the same meaning as when used in the Prospectus. You may obtain a copy of the Prospectus by writing us at our Annuity Service Center at P.O. Box 758507, Topeka, Kansas 66675-8507 or calling the toll-free number shown above. You may also email prospectusrequestflic@zinnia.com.

Dated: May 1, 2025

Table of Contents

Non-Principal Risks of Investing in the Contract	3
General Information	3
The Company	3
The Separate Account	3
Safekeeping of Assets	3
Independent Registered Public Accounting Firm	3
Experts	3
Non-Participating	4
Misstatement of Age or Sex	4
Other Service Providers	4
Principal Underwriter	4
Additional Payments to Broker-Dealers	4
Financial Statements	5

2

Non-Principal Risks of Investing in the Contract

Fund of Funds Risk. Funds that are "funds of funds" (or "feeder funds") invest substantially all of their assets in other funds and will therefore bear a pro-rata share of fees and expenses incurred by both funds. This will reduce your investment return.

Money Market Fund Sub-Account Delay of Payment Risk. If, pursuant to SEC rules, a Fund that is a money market fund suspends payment of redemption proceeds in connection with a liquidation of such Fund, we will delay payment of any transfer, Partial Withdrawal, full Surrender, or Death Benefit from the corresponding Sub-Account until the Fund is liquidated.

Mixed and Shared Funding Risk. Fund shares may be sold to our insurance company affiliates or other unaffiliated insurance companies to serve as an underlying investment for variable annuity contracts and variable life insurance policies, pursuant to a practice known as mixed and shared funding. As a result, there is a possibility that a material conflict may arise between the interests of Owners, and other Owner's investing in these Funds. If a material conflict arises, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying Fund.

All other non-principal risks of investing in the Contract are disclosed in the prospectus.

General Information

The Company

We are a life insurance company engaged in the business of writing life insurance and individual variable, fixed, fixed index, and registered index-linked annuities. Forethought Life Insurance Company is authorized to do business in 49 states of the United States and the District of Columbia. Forethought Life Insurance Company was incorporated under the laws of Indiana on July 10, 1986. Our home office is located at 10 West Market Street, Suite 2300, Indianapolis, Indiana 46204. Commonwealth Annuity and Life Insurance Company ("CwA"), a Massachusetts-domiciled stock insurance company, owns 100% of the Company. CwA is a direct, wholly owned subsidiary of Global Atlantic (Fin) Company ("FinCo"), which in turn is a direct, wholly owned subsidiary of Global Atlantic Limited (Delaware) ("GALD"), which in turn is a direct, wholly owned subsidiary of Global Atlantic Financial Group Limited ("GAFGL"). GAFGL is a direct, wholly owned subsidiary of The Global Atlantic Financial Group LLC ("TGAFGL"), which is wholly owned by KKR Magnolia Holdings LLC, which in turn is an indirect subsidiary of KKR & Co. Inc.

The Separate Account

The Separate Account was established on June 5, 2012 as a separate account of the Company under the laws of Indiana. The Separate Account is registered as a unit investment trust under the 1940 Act. Additional general information and history for the Separate Account is included under "7. Management of the Contract — The Separate Account" in the prospectus.

Safekeeping of Assets

We hold title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from our general corporate assets. Records are maintained of all purchases and redemptions of the underlying fund shares held in each of the Sub-Accounts.

Independent Registered Public Accounting Firm

The independent registered public accounting firm for the Separate Account is Deloitte & Touche LLP, 115 Federal Street, Boston, MA 02110.

Experts

Independent Registered Public Accounting Firm

The financial statements of each of the Sub-Accounts of Forethought Life Insurance Company Separate Account A, incorporated by reference in this Statement of Additional Information by reference to Forethought Life Insurance Company Separate Account A's Form N-VPFS for the year ended December 31, 2024, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report. Such financial statements are incorporated by reference in reliance upon the report of such firm given their authority as experts in accounting and auditing.

Independent Auditor

The statutory-basis financial statements of Forethought Life Insurance Company as of December 31, 2024 and 2023 and for each of the three years in the period ended December 31, 2024, incorporated by reference in this Statement of Additional Information, have been

3

audited by Deloitte & Touche LLP, independent auditor, as stated in their report, which express an unmodified opinion on the statutory-basis financial statements and an adverse opinion on accounting principles generally accepted in the United States of America. Such financial statements are incorporated by reference in reliance upon the report of such firm given their authority as experts in accounting and auditing.

Non-Participating

The Contract is non-participating and we pay no dividends.

Misstatement of Age or Sex

If an Owner or Annuitant's age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity Payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity Payout or Payouts. If we have underpaid due to a misstatement of age or sex, we will credit the next Annuity Payout with the amount we underpaid and credit interest.

Other Service Providers

We have entered into an administrative services agreement with se2, LLC (se2), 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby se2 provides the primary services required for the service and administration of the Contract. These services include, but are not limited to: document management services, new business processing, fund transfer, withdrawal, and death benefit processing as well as customer service call handling for all calls from both registered representatives and Contract Owners. Pursuant to the administrative services agreement, we pay se2 a monthly fee for each inforce contract.

Principal Underwriter

The Contracts, which are offered continuously, are distributed by Global Atlantic Distributors, LLC. Global Atlantic Distributors, LLC serves as Principal Underwriter for the securities issued with respect to the Separate Account. Global Atlantic Distributors, LLC is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the Financial Industry Regulatory Authority, Inc. KKR & Co. Inc. is the ultimate controlling entity of Global Atlantic Distributors, LLC. We are affiliated with Global Atlantic Distributors, LLC because we are under common control. The principal business address of Global Atlantic Distributors, LLC is One Financial Plaza, 755 Main Street, 24th Floor, Hartford, CT 06103.

Forethought Life Insurance Company currently pays Global Atlantic Distributors, LLC underwriting commissions for its role as Principal Underwriter of all variable annuities associated with this Separate Account. For the past three years, the aggregate dollar amount of underwriting commissions paid to Global Atlantic Distributors, LLC in its role as Principal Underwriter has been 2024: $11,579,196; 2023: $11,833,036; and 2022: $13,451,984. Fees paid to the Principal Underwriter and its wholesalers may vary based on the products and share class sold.

Additional Payments to Broker-Dealers

As stated in the prospectus, we (or our affiliates) may pay additional payments to broker-dealers in the future. In addition to the broker-dealers listed in the prospectus with whom we have an ongoing contractual arrangement to make additional payments, listed below are all broker-dealers that received additional payments with at least a $100 value in 2024 of items such as sponsorship of meetings, education seminars, and travel and entertainment, whether or not an ongoing contractual relationship exists: Alliant Credit Union; American Asset & Wealth; American Portfolios Financial Services; Ameriprise Financial Services; Ameritas Investment Company LLC; Ameritas Life Insurance Corp.; Arvest Wealth Management; Atlas Private Wealth Advisors; Ausdal Financial Partners, Inc.; Avantax Insurance Agency; Avantax Investment Services, Inc.; Avantax Wealth Management; B. Riley Wealth Management; BB&T Investment Services; Benjamin F. Edwards & Company, Inc.; BMO Harris Financial Advisors, Inc.; BOSC, Inc.; Cambridge Investment Research, Inc.; Centaurus Financial, Inc.; Cetera Advisor Networks LLC; Cetera Advisors LLC; Cetera Financial Specialists LLC; Cetera Investment Services LLC; Chase Insurance Agency, Inc.; Citizens Securities, Inc.; Comerica Securities, Inc.; Commerce Bank; Commonwealth Financial Network; Cornerstone Group; Countryman Financial Group LLC; CUNA Brokerage Services, Inc.; CUSO Financial Service, L.P.; D.A. Davidson & Co.; Desert Financial Wealth Management; Fidelity; Fifth Third Securities, Inc.; First Citizens Investor Services, Inc.; First Republic Securities LLC; FNB Financial Services; FSC Securities Corporation; FTB Advisors; Fulton Financial Advisors; Futurity First; Garden State Securities, Inc.; Golden 1 Credit Union; Grand Prospects; Invesco; Investment Professionals, Inc.; Janney Montgomery Scott LLC; JP Morgan Chase; JP Morgan Securities LLC; JP Morgan Wealth Management; JVB Investment Services; J.W. Cole Financial, Inc.; Kestra Investment Services LLC; Key Investment Services LLC; Kovack Securities, Inc.; Leonard Martin and Associates; LPL Financial LLC; LPL Insurance Associates, Inc.; M&T Bank; Middleburg Financial; Robert Mitchell; Morgan Stanley Smith Barney LLC; NEXT Financial Group, Inc.; Northwest Financial Advisors; Oppenheimer & Co., Inc.; Osaic, Inc.; Osaic FA, Inc. (formerly Lincoln Financial Advisors Corporation); Osaic Institutions, Inc. (formerly Infinex Financial Group);

4

Osaic Wealth, Inc. (formerly Royal Alliance Associates, Inc.); Pacific Life; Parkland Securities, LLC; People's Securities, Inc.; Platinum Wealth Management; PNC Investments, LLC; Principal Global Investors; Private Client Services, LLC; Raymond James Insurance Group, Inc.; Raymond James & Associates; RBC Wealth Management LLC; Regency Investments; Regions Investment Services, Inc.; Rubicon Advisors; Robert W. Baird & Co. Inc.; RWS Financial Group; SAFE Credit Union; SagePoint Financial, Inc.; Santander Securities LLC; SBHU Life Agency, Inc.; Securities America, Inc; Sigma Financial Corporation; Southwest Annuities Marketing; Stephens, Inc.; Stifel Nicolaus and Co., Inc.; SunTrust Investment Services; Swan Wealth Management; Synovus Securities, Inc.; Tarkenton Financial LLC; The Huntington Investment Company; Transamerica Financial Advisors, Inc.; Transamerica Retirement Insurance Agency, Inc.; Truist Investment Services, Inc.; Trusted Wealth Partners; U.S. Bancorp Advisors LLC; U.S. Bancorp Investments, Inc.; UBS Financial Services Insurance Agency, Inc.; United Planners Financial Services of America L.P.; VOYA Financial Advisors, Inc.; W Financial Advisors; Wells Fargo Advisors Financial Network LLC; Wells Fargo Wealth Brokerage Insurance; WesBanco Securities, Inc.; Woodbury Financial Services, Inc.; World Equity Group, Inc. and WRP Investments.

Financial Statements

The financial statements of Forethought Life Insurance Company Separate Account A and the statutory financial statements of Forethought Life Insurance Company as of December 31, 2024 and for the period then ended, are incorporated by reference to the filing of N-VPFS, File No. 811-22726, on April 15, 2025.

5

PART C

OTHER INFORMATION

ITEM 27. EXHIBITS

(a)	Board of Directors Resolution.

(a)(1)	Resolution of the Board of Directors of Forethought Life Insurance Company (“Forethought”) authorizing the establishment of the Separate Account. Incorporated by reference to the Initial filing to the Registration Statement, File No. 333-182946, filed on July 31, 2012.

(b)	Custodian Agreements. Not applicable.

(c)	Underwriting Contracts.

(c)(1)	Principal Underwriter Agreement. Incorporated by reference to the amended filing of the Registration Statement, File No. 333-182946, filed on February 26, 2013.

(c)(2)	Form of Broker-Dealer Sales and Supervision Agreement. Incorporated by reference to the amended filing of the Registration Statement, File No. 333-193535, filed on January 22, 2021.

(d)	Contracts.

(d)(1)	Form of Variable Annuity Contract. Incorporated by reference to the Initial filing to the Registration Statement, File No. 333-182946, filed on July 31, 2012.

(d)(2)	Return of Premium Death Benefit Rider. Incorporated by reference to the Initial filing to the Registration Statement, File No. 333-182946, filed on July 31, 2012.

(d)(3)	Enhanced Return of Premium Death Benefit Rider II. Incorporated by reference to the Initial filing to the Registration Statement, File No. 333-193535, filed on January 24, 2014.

(d)(4)	Enhanced Guaranteed Lifetime Withdrawal Benefit Rider II (Single Life). Incorporated by reference to the Initial filing to the Registration Statement, File No. 333-193535, filed on January 24, 2014.

(d)(5)	Enhanced Guaranteed Lifetime Withdrawal Benefit Rider II (Joint Life/Spousal). Incorporated by reference to the Initial filing to the Registration Statement, File No. 333-193535, filed on January 24, 2014.

(d)(6)	Maximum Daily Value Death Benefit rider. Incorporated by reference to the Initial filing to the Registration Statement, File No. 333-182946, filed on July 31, 2012.

(d)(7)	Fund Facilitation Fee Rider. Incorporated by reference to the amended filing of the Registration Statement, File No. 333-182946, filed on April 16, 2013.

(e)	Form of Application.

(e)(1)	Form of Application. Incorporated by reference to the Initial filing of the Registration Statement, File No. 333-193535, filed on January 24, 2014.

(f)	Depositor’s Certificate of Incorporation and By-Laws.

(f)(1)	Articles of Incorporation of Forethought Life Insurance Company. Incorporated by reference to the Initial filing to the Registration Statement, File No. 333-182946, filed on July 31, 2012.

(f)(2)	Bylaws of Forethought Life Insurance Company. Incorporated by reference to the Initial filing to the Registration Statement, File No. 333-182946, filed on July 31, 2012.

(g)	Contracts of Reinsurance.

(g)(1)	Commonwealth Annuity and Life Insurance Company. Incorporated by reference to the amended filing to the Registration Statement, File No. 333-209070, filed on March 22, 2016.

(h)	Participation Agreements.

(h)(1)	American Century Investment Services, Inc. Incorporated by reference to the amended filing of the Registration Statement, File No. 333-182946, filed on December 31, 2012.

(h)(1)(a)	First Amendment to American Century Fund Participation Agreement. Incorporated by reference to the amended filing of the Registration Statement, File No. 333-205718, filed on April 18, 2019.

(h)(2)	BlackRock Variable Series Funds, Inc. Incorporated by reference to the amended filing of the Registration Statement, File No. 333-182946, filed on December 31, 2012.

(h)(2)(a)	First Amendment to BlackRock Fund Participation Agreement. Incorporated by reference to the amended filing of the Registration Statement, File No. 333-205718, filed on April 18, 2019.

(h)(2)(b)	Second Amendment to BlackRock Fund Participation Agreement. Incorporated by reference to the amended filing of the Registration Statement, File No. 333-205718, filed on April 18, 2019.

(h)(3)	Lord Abbett Series Funds, Inc. Incorporated by reference to the amended filing of the Registration Statement, File No. 333-182946, filed on December 31, 2012.

(h)(3)(a)	First Amendment to Lord Abbett Fund Participation Agreement. Incorporated by reference to the amended filing of the Registration Statement, File No. 333-205718, filed on April 18, 2019.

(h)(4)	PIMCO. Incorporated by reference to the amended filing of the Registration Statement, File No. 333-182946, filed on December 31, 2012.

(h)(5)	Putnam Variable Trust. Incorporated by reference to the amended filing of the Registration Statement, File No. 333-182946, filed on December 31, 2012.

(h)(5)(a)	First Amendment to Putnam Participation Agreement. Incorporated by reference to the amended filing of the Registration Statement, File No. 333-205718, filed on April 18, 2019.

(h)(5)(b)	Second Amendment to Putnam Participation Agreement. Incorporated by reference to the amended filing of the Registration Statement, File No. 333-193535, filed on April 19, 2024.

(h)(5)(c)	Third Amendment to Putnam Participation Agreement.

(h)(6)	American Funds. Incorporated by reference to the amended filing of the Registration Statement, File No. 333-182946, filed on December 31, 2012.

(h)(6)(a)	First Amendment to American Funds Fund Participation and Service Agreement. Incorporated by reference to the amended filing of the Registration Statement, File No. 333-205718, filed on April 18, 2019.

(h)(7)	MFS Variable Insurance Trust. Incorporated by reference to the amended filing of the Registration Statement, File No. 333-182946, filed on April 16, 2013.

(h)(7)(a)	First Amendment to MFS Participation Agreement. Incorporated by reference to the amended filing of the Registration Statement, File No. 333-205718, filed on April 18, 2019.

(h)(8)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds). Incorporated by reference to the amended filing of the Registration Statement, File No. 333-182946, filed on April 16, 2013.

(h)(9)	Franklin Templeton Variable Insurance Products Trust. Incorporated by reference to the amended filing of the Registration Statement, File No. 333-182946, filed on April 16, 2013.

(h)(9)(a)	First Amendment to Franklin Templeton Participation Agreement. Incorporated by reference to the amended filing of the Registration Statement, File No. 333-205718, filed on April 18, 2019.

(h)(9)(b)	Second Amendment to Franklin Templeton Participation Agreement. Incorporated by reference to the amended filing of the Registration Statement, File No. 333-205718, filed on April 18, 2019.

(h)(9)(c)	Third Amendment to Franklin Templeton Participation Agreement. Incorporated by reference to the amended filing of the Registration Statement, File No. 333-193535, filed on April 25, 2022.

(h)(10)	Hartford Funds Management Company. Incorporated by reference to the amended filing of the Registration Statement, File No. 333-182946, filed on April 16, 2013.

(h)(10)(a)	First Amendment to Hartford Funds Management Company Fund Participation Agreement. Incorporated by reference to the amended filing of the Registration Statement, File No. 333-193535, filed on April 25, 2022.

(h)(10)(b)	Second Amendment to Hartford Funds Management Company Fund Participation Agreement. Incorporated by reference to the amended filing of the Registration Statement, File No. 333-193535, filed on April 25, 2022.

(h)(10)(c)	Third Amendment to Hartford Funds Management Company Fund Participation Agreement. Incorporated by reference to the amended filing of the Registration Statement, File No. 333-193535, filed on April 25, 2022.

(h)(10)(d)	Fourth Amendment to Hartford Funds Management Company Fund Participation Agreement. Incorporated by reference to the amended filing of the Registration Statement, File No. 333-193535, filed on April 25, 2022.

(h)(11)	Forethought VIT Funds. Incorporated by reference to the amended filing of the Registration Statement, File No. 333-182946, filed on September 11, 2013.

(h)(12)	Goldman Sachs Variable Insurance Trust. Incorporated by reference to the amended filing of the Registration Statement, File No. 333-182946, filed on February 6, 2015.

(h)(12)(a)	First Amendment to Goldman Sachs Participation Agreement. Incorporated by reference to the amended filing of the Registration Statement, File No. 333-205718, filed on April 18, 2019.

(i)	Administrative Contracts.

(i)(1)	Third Party Administrator Agreement.(1) Incorporated by reference to the amended filing of the Registration Statement, File No. 333-193535, filed on April 16, 2021.

(j)	Other Material Contracts. Not applicable.

(k)	Legal Opinion.

(k)(1)	Opinion and Consent of Sarah M. Patterson, Managing Director, General Counsel for Individual Markets, and Assistant Secretary.

(l)	Other Opinions.

(l)(1)	Consents of Deloitte & Touche LLP.

(m)	No financial statements are omitted.

(n)	Initial Capital Agreements. Not applicable.

(o)	Form of Initial Summary Prospectuses. Not applicable.

(99)	Copy of Power of Attorney.

99(a)	Brian Korbesmeyer, Chief Financial Officer dated April 1, 2025.

99(b)	Billy Butcher, Director (Chairman) and President dated April 1, 2025.

99(c)	Robert M. Arena, Jr., Director dated April 1, 2025.

99(d)	Jason Kao, Director dated April 1, 2025.

99(e)	Emily LeMay, Director and Chief Operations Officer dated April 3, 2025.

99(f)	Manu Sareen, Director dated April 1, 2025.

99(g)	Eric D. Todd, Director, Managing Director, and Chief Product Officer dated April 1, 2025.

(1) Portions of this exhibit have been omitted.

ITEM 28 DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME	POSITION WITHIN FORETHOUGHT LIFE INSURANCE COMPANY
Butcher, Billy (2)	President, Director (Chairman)*
Arena, Jr., Robert M. (1)	Director*
Kao, Jason (2)	Director*
LeMay, Emily (3)	Director*, Chief Operations Officer
Sareen, Manu (2)	Director*
Todd, Eric D.	Director*, Managing Director, Chief Product Officer
Bickler, Jason (1)	Chief Distribution Officer
Dillard, Brian (3)	Co-Chief Investment Officer
Korbesmeyer, Brian (2)	Chief Financial Officer
O’Shea, Daniel P. (1)	Chief Administrative Officer
Ramos, Samuel (2)	Chief Legal Officer, General Counsel
Reed, John (2)	Co-Chief Investment Officer
Elmgart, Padma (2)	Managing Director, Chief Technology Officer
Gordon, Risa (2)	Managing Director, Associate General Counsel, Assistant Secretary
Hendry, Brian (2)	Managing Director, Chief Audit Executive
Jaworski, Douglas R. (5)	Managing Director, Chief Information Security Officer
Lau, Victoria (2)	Managing Director, Chief Operating Officer - Technology
MacNeil, Justin D. (4)	Managing Director, Assistant Treasurer
Milner, W. Norman (2)	Managing Director, Chief Risk Officer
Patterson, Sarah M. (1)	Managing Director, General Counsel for Individual Markets, Assistant Secretary
Poon, Peggy (2)	Managing Director, Treasurer
Shainberg, Andrew M. (2)	Managing Director, Chief Compliance Officer
Silber, Gary P. (2)	Managing Director, General Counsel for Investments, Risk and Corporate, Assistant Secretary
Terry, Kathryn Freund (2)	Managing Director, General Counsel for Institutional and Capital Markets, Co-Secretary
Bobbs, Donald (2)	Managing Director
Fiengo, Susan L. (1)	Managing Director
Finkler, Ilya (2)	Managing Director
Hecht, Jonathan (2)	Managing Director
Hoppe, Leah M. (3)	Managing Director
Moskovich, Barrie R. (2)	Managing Director
Nelson, Paula G. (1)	Managing Director
Robidoux, Scott (2)	Managing Director
Rutherford, Kelly J. (1)	Managing Director
Scott, Lauren T. (2)	Managing Director
Sethi, Rohit (2)	Managing Director
Vaseghi, Alireza (2)	Managing Director

Carlson, Peter (4)	Senior Vice President, Appointed Actuary, Valuation Actuary
Kimmerling, Kevin M. (2)	Senior Vice President, Associate General Counsel, Assistant Secretary
McKelvey, Dillon (1)	Senior Vice President, Illustration Actuary, Product Actuary
Paulousky, Michael (4)	Senior Vice President, Assistant Treasurer
Schwerzmann, Erin (1)	Senior Vice President, Associate General Counsel, Assistant Secretary
Valeri, Catherine (4)	Senior Vice President, Privacy Officer, Anti-Money Laundering Officer, Special Investigative Unit Officer
Walk, Christian (3)	Senior Vice President, Associate General Counsel, Assistant Secretary
Belonozhko, Natalya (4)	Senior Vice President
DeMayo, Eileen (1)	Senior Vice President
Egan, Robert J. (4)	Senior Vice President
Freeman, Andrew (2)	Senior Vice President
Grey, Gabrielle (4)	Senior Vice President
Howard, Rodney R. (1)	Senior Vice President
Jeffreys, Cameron	Senior Vice President
Maxwell, Tonya R. (3)	Senior Vice President
Morreale, Michael (4)	Senior Vice President
Morse, Andrew (4)	Senior Vice President
Sangalang, Mark (4)	Senior Vice President
Capalbo, David (4)	Vice President, SEC 38a-1 Chief Compliance Officer, Deputy Anti-Money Laundering Officer
Constant, Elizabeth (1)	Vice President, Assistant General Counsel, Assistant Secretary
DeTurck, Gary (2)	Vice President, Assistant General Counsel, Assistant Secretary
Gabor, Csaba (1)	Vice President, Assistant General Counsel, Assistant Secretary
Molloy, Regina (1)	Vice President, Assistant General Counsel, Assistant Secretary
Thomas, Carrie (3)	Vice President, Co-Secretary
Weiss, David L. (1)	Vice President, Tax Officer
Cox, Marvin (5)	Vice President
Kaul, Rahul (2)	Vice President
Pano, Ori (4)	Vice President
Seymour, Erin (3)	Vice President

* Denotes Board of Directors

   Unless otherwise indicated, the principal business address of each of the above individuals is 10 West Market Street, Suite 2300, Indianapolis, IN 46204.

   (1) One Financial Plaza, 755 Main Street, 24th Floor, Hartford, CT 06103

   (2) 30 Hudson Yards, 500 West 33rd Street, New York, NY 10001

   (3) Davis Brown Tower, 215 10th Street, 11th Floor, Des Moines, IA 50309

   (4) 20 Guest Street, Brighton, MA 02135

   (5) One Forethought Center, Batesville, IN 47006

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.

InvestmentManagement and Capital Market Companies1,2 General Partners of KKR Funds1 Principal Assets1 KKR Magnolia Holdings LLC The Global Atlantic Financial Group LLC3 Global Atlantic Financial Group Limited Global Atlantic (Fin) Company Commonwealth Annuity and Life Insurance Company (Insurer - MA | NAIC No. 84824 | FEIN: 04-6145677) ORGANIZATIONAL CHART OF THE INSURANCE HOLDING COMPANY SYSTEM See 1.1 See 1.2 See 1.3 Accordia Life and Annuity Company (Insurer - IA | NAIC No. 62200 | FEIN: 95-2496321) First Allmerica Financial Life Insurance Company (Insurer - MA | NAIC No. 69140 | FEIN: 04-1867050) NAV Solar Holdco LLC Tapioca View, LLC Gotham Re, Inc. (Captive - VT | NAIC No. 15333 | FEIN: 46-3455515) Cape Verity I, Inc. (Captive - IA | NAIC No. 15475 | FEIN: 46-3465867) Cape Verity III, Inc. (Captive - IA | NAIC No. 15473 | FEIN: 46-3485456) DBE Solar Holdco Five Points Senior LLC Holdco LLC Gotham Issuer, LLC 1 12/31/24 KKR & Co. Inc. Global Atlantic Limited (Delaware) ForethoughtLife Insurance Company (Insurer - IN | NAIC No. 91642 | FEIN: 06-1016329) KKRGroup Co. Inc. KKRGroupHoldings Corp. KKR Group Partnership L.P. Chevy Chase Plaza Mezzanine LLC Commencing in 2022,following clarifying guidance issued by the SAPWG, the Company modified its affiliated entity listing to include SPV entities which were previously classified as unaffiliated. Investments in these entities are also reflected as affiliated investments, commencing in 2022. 1KKR controlled entities also qualify as affiliates and are accounted for and reported assuch, in accordance with SSAP25 2Includes Kohlberg Kravis Roberts & Co. L.P., an SEC-registered adviser and investment manager of the holding company group. 3The Global Atlantic Financial Group LLC is owned 100%by KKR Magnolia Holdings LLC. CRTBS 2024 LLC Chevy Chase Plaza Owner LLC Panamint Power LLC GA 330 Yale Member LLC GA 350 Ellis Member LLC 6101 W Centinela Mezzanine LLC Two Pine Mezzanine LLC 6101 W Centinela Owner LLC Two Pine Owner LLC ａｎｎｕａｌ＠ｓｔａｔｅｍｅｎｔ＠ｆｏｒ＠ｔｈｅ＠ｙｅａｒ＠ＲＰＲＴ＠ｏｆ＠ｔｈｅ＠ｆｯｲ･ｴｨｯｵｧｨｴ＠ｌｩｦ･＠ｉｮｳｵｲ｡ｮ｣･＠ｃｯｭｰ｡ｮｹ

ORGANIZATIONAL CHART OF THE INSURANCE HOLDING COMPANY SYSTEM1 1Certain subsidiaries included in the organizational chart own additional legal entities which have been omitted for clarity of presentation. 2Parasol Renewable Energy LLCis 80% owned by Solis LLC, and 20% owned by Global Atlantic Re Limited. 3GA Iris LLC is 30% owned by GA Partner Solutions LLC, and 70% owned by third-party investors. Global Atlantic Limited (Delaware) 12/31/24 1.1 Global Atlantic Assurance Limited (FEIN:98-1090868) Global Atlantic Re Limited (FEIN:98-1090868) EXL Solar HoldCo, LLC Stellar Renewable Power LLC Parasol Renewable Energy LLC2 Solis LLC Forethought Life Insurance Company (Insurer - IN | NAIC No. 91642 | FEIN: 06-1016329) See 1 GA Partner Solutions Holding Company LLC GA Iris LLC3 GA Iris FinCo LLC GA Iris Re Limited Global Atlantic Financial Company Bermuda Limited GA Global Solutions LLC GA Partner Solutions LLC ａｎｎｕａｌ＠ｓｔａｔｅｍｅｎｔ＠ｆｏｒ＠ｔｈｅ＠ｙｅａｒ＠ＲＰＲＴ＠ｏｆ＠ｔｈｅ＠ｆｯｲ･ｴｨｯｵｧｨｴ＠ｌｩｦ･＠ｉｮｳｵｲ｡ｮ｣･＠ｃｯｭｰ｡ｮｹ

ORGANIZATIONAL CHART OF THE INSURANCE HOLDING COMPANY SYSTEM1 Global Atlantic (Fin) Company 12/31/24 1.2 1Certain subsidiaries included in the organizational chart ownadditional legal entities which have been omitted for clarity of presentation. MCH SFR Parent 4, LLC MCH SFR HoldCo 4, LLC MCH SFR Equity Owner 4, LLC ACX Prop III, LLC ACX Prop II, LLC ACX Prop IV-A, LLC ACX Prop IV-B, LLC Global Atlantic Equipment Management, LLC CDNL 2021- 1 LLC KSQR 2023-1 LLC FLCN 2022- 1 LLC Dublin Asset Holdings LLC Dublin Asset Holdings 2 LLC Dublin Asset Holdings 3 LLC ForeLife Agency, Inc. Global Atlantic Distributors, LLC Global Atlantic Investment Advisors, LLC Global Atlantic Risk Advisors, L.P. GA Risk Advisors, Inc. Global Atlantic Insurance Network LLC eRESI Holdings Inc. Emporium Holdco, Inc. Drawbridge MB1, LLC Drawbridge MB3, LLC Drawbridge MB2, LLC Drawbridge Feeder, LLC Drawbridge Holdings 1, LLC Drawbridge B1, LLC Drawbridge B4, LLC Drawbridge B7, LLC Drawbridge Holdings 2, LLC Drawbridge B2, LLC Drawbridge Holdings 3, LLC Drawbridge B3, LLC Drawbridge B9, LLC Infinity Transportation Equipment Leasing, LLC Atlanta Asset Holdings LLC Infinity Asset Holdings 2020 LLC Infinity LD Asset Holdings LLC KPBN 2022-1LLC WABW 2023 LLC SBKR 2024-1 LLC Deptford Owner LLC Mantua Grove REIT LLC Webster Mezz II LLC Mantua Grove Owner LLC DRBG II MB1, LLC DRBG II Feeder, LLC DRBG II Holdings, LLC DRBG II B1, LLC DRBG Arboretum Gateway, LLC MRTN 2024-1, LLC ａｎｎｕａｌ＠ｓｔａｔｅｍｅｎｔ＠ｆｏｒ＠ｔｈｅ＠ｙｅａｒ＠ＲＰＲＴ＠ｏｆ＠ｔｈｅ＠ｆｯｲ･ｴｨｯｵｧｨｴ＠ｌｩｦ･＠ｉｮｳｵｲ｡ｮ｣･＠ｃｯｭｰ｡ｮｹ

Global Atlantic (Fin) Company Global Atlantic Financial Company ORGANIZATIONAL CHART OF THE INSURANCE HOLDING COMPANY SYSTEM1 1Certain subsidiaries included in the organizational chart ownadditional legal entities which have been omitted for clarity of presentation. Blue Eagle Blue Eagle Blue Eagle 2016-1, Ltd. TBDX 2018-1 LLC WALR 2019-1, Ltd. Blue Eagle 2020-1A LLC Blue Eagle 2020-1B LLC 2020-2A, Ltd. Blue Eagle 2020-3A LLC Blue Eagle 2021-1A LLC Blue Eagle 2021-1B LLC Blue Eagle 2021-1C LLC 2021-1D LLC Blue Eagle 2021-1E LLC Blue Eagle 2021-1F LLC Blue Eagle 2021-1G LLC Blue Eagle 2021-2A LLC Blue Eagle 2021-3A LLC Blue Eagle 2021-3B LLC Blue Eagle 2021-4A Ltd. Blue Eagle 2021-4B LLC Blue Eagle 2022-1A LLC Blue Eagle 2022-1B LLC Blue Eagle 2022-1C LLC Blue Eagle 2022-1D LLC HECR 2022-1E LLC DMAZ 2022-1F LLC Blue Eagle FundingCo 1, Ltd. HILT Trust 2020-A HIMT Trust 2021-1 HNREF 2018-1 LLC LENDSL Trust 2018-A MACT Trust 2019-1 MOST Trust 2020-1 SET Trust 2022-1 LLC SERVHL Trust 2019-1 SFSL Trust 2019-A SLMSL Trust 2020-1 SLMSL Trust 2020-2 SOMT Trust 2021-1 AIMXL 2018-1 LLC GSHLT Trust 2021-B JGBY Trust 2024-1 GSHLT Trust 2021-A GALT Trust 2021-1 HAVI 2023-3A LLC WSTI 2023- 3B LLC FRHT 2023 LLC RWINV 2024 LLC 12/31/24 1.3 SPHRX 2018-1 LLC GSPWC 2023 LLC RNTSP LLC GA - Industrial Holdco LLC KRE Catalyst Acquisitions LLC TOAMS 2017-1 LLC GSPPR LLC SPPRE LLC Blue Eagle 2021-1H LLC Hatteras Mezzanine LLC See 1.5 GA - Sunbelt Office Holdco LLC Atlantic Yards Owner LLC See 1.4 ZPLN Trust 2024-1 RUPH Trust 2024-1 ａｎｎｕａｌ＠ｓｔａｔｅｍｅｎｔ＠ｆｏｒ＠ｔｈｅ＠ｙｅａｒ＠ＲＰＲＴ＠ｏｆ＠ｔｈｅ＠ｆｯｲ･ｴｨｯｵｧｨｴ＠ｌｩｦ･＠ｉｮｳｵｲ｡ｮ｣･＠ｃｯｭｰ｡ｮｹ

Global Atlantic Financial Company GA – Industrial Holdco LLC ORGANIZATIONAL CHART OF THE INSURANCE HOLDING COMPANY SYSTEM1 Denver Owner LLC Tampa Owner LLC 12/31/24 1.4 BNA Mezz LLC BNA Owner LLC Garland Mezz LLC Garland Owner LLC Park 890 Mezz V LLC Park 890 Owner V LLC Bayport Mezz LLC Bayport Owner LLC Blue Grass Mezz II LLC Blue Grass Owner II LLC Gravel Springs Owner LLC Webster Mezz I LLC Auburn Owner LLC Blue Grass Owner LLC Kato Owner LLC Westampton Owner LLC ａｎｎｕａｌ＠ｓｔａｔｅｍｅｎｔ＠ｆｏｒ＠ｔｈｅ＠ｙｅａｒ＠ＲＰＲＴ＠ｏｆ＠ｔｈｅ＠ｆｯｲ･ｴｨｯｵｧｨｴ＠ｌｩｦ･＠ｉｮｳｵｲ｡ｮ｣･＠ｃｯｭｰ｡ｮｹ

Global Atlantic Financial Company KRE Catalyst Acquisitions LLC ORGANIZATIONAL CHART OF THE INSURANCE HOLDING COMPANY SYSTEM1 KRE Catalyst Novo Mezz L.P. KRE Catalyst Valdok II Mezz L.P. KRE Catalyst Valdok I Mezz LLC KRE Catalyst Palmera Mezz L.P. KRE Catalyst Aya Mezz L.P. KRE Catalyst Malbec Mezz LLC KRE Catalyst Ellis Mezz L.P. 12/31/24 1.5 KRE Catalyst Marisol Mezz L.P. KRE Catalyst Core Mezz LLC KRE Catalyst Novo Owner L.P. KRE Catalyst Valdok II Owner L.P. KRE Catalyst Valdok I Owner LLC KRE Catalyst Palmera Owner L.P. KRE Catalyst Aya Owner L.P. KRE Catalyst Malbec Owner LLC KRE Catalyst Ellis Owner L.P. KRE Catalyst Marisol Owner L.P. KRE Catalyst Core Owner LLC KRE Catalyst Cap650 Mezz LLC KRE Catalyst Madison Mezz LLC KRE Catalyst Gentry Mezz L.P. KRE Catalyst The 23 Mezz LLC KRE Catalyst Whitney Mezz LLC KRE Catalyst Bower Mezz L.P. KRE Catalyst Luma Mezz LLC KRE Catalyst Lively Mezz L.P. KRE Catalyst Vireo Mezz L.P. KRE Catalyst Cap650 Owner LLC KRE Catalyst Madison Owner LLC KRE Catalyst Gentry Owner L.P. KRE Catalyst The 23 Owner LLC KRE Catalyst Whitney Owner LLC KRE Catalyst Bower Owner L.P. KRE Catalyst Luma Owner LLC KRE Catalyst Lively Owner L.P. KRE Catalyst Vireo Owner L.P. ａｎｎｕａｌ＠ｓｔａｔｅｍｅｎｔ＠ｆｏｒ＠ｔｈｅ＠ｙｅａｒ＠ＲＰＲＴ＠ｏｆ＠ｔｈｅ＠ｆｯｲ･ｴｨｯｵｧｨｴ＠ｌｩｦ･＠ｉｮｳｵｲ｡ｮ｣･＠ｃｯｭｰ｡ｮｹ

ANNUAL STATEMENT FOR THE YEAR 2024 OF THE Forethought Life Insurance Company SCHEDULE Y PART 1A - DETAIL OF INSURANCE HOLDING COMPANY SYSTEM 1 Group Code 2 Group Name 3 NAIC Company Code 4 ID Number 5 Federal RSSD 6 CIK 7 Name of Securities Exchange if Publicly Traded (U.S. or International) 8 Names of Parent, Subsidiaries Or Affiliates 9 Domi-ciliary Loca-tion 10 Relation-ship to Reporting Entity 11 Directly Controlled by (Name of Entity/Person) 12 Type of Control (Ownership, Board, Management, Attorney-in-Fact, Influence, Other) 13 If Control is Owner-ship Provide Percen-tage 14 Ultimate Controlling Entity(ies)/Person(s) 15 Is an SCA Filing Re-quired? (Yes/No) 16 * .. 3891 ... Global Atlantic Grp ....................... ..... 62200 .... 95-2496321 .. .............. ................ ................................ Accordia Life and Annuity Company .............. .. IA..... .......IA........ Commonwealth Annuity and Life Insurance Company .............................................. Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... .. 3891 ... Global Atlantic Grp ....................... ..... 15475 .... 46-3465867 .. .............. ................ ................................ Cape Verity I, Inc. ................................. .. IA..... .......IA........ Accordia Life and Annuity Company ........... Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... .. 3891 ... Global Atlantic Grp ....................... ..... 15473 .... 46-3485456 .. .............. ................ ................................ Cape Verity III, Inc. .............................. .. IA..... .......IA........ Accordia Life and Annuity Company ........... Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... .. 3891 ... Global Atlantic Grp ....................... ..... 84824 .... 04-6145677 .. 3958278 ..... 1391312 ...... ................................ Commonwealth Annuity and Life Insurance Company ................................................. .. MA..... .......IA........ Global Atlantic (Fin) Company ................ Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 95-2496321 .. .............. ................ ................................ DBE Solar Holdco LLC ................................ .. DE..... ...... NIA....... Accordia Life and Annuity Company ........... Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... .. 3891 ... Global Atlantic Grp ....................... ..... 69140 .... 04-1867050 .. 2578101 ..... 793699 ....... ................................ First Allmerica Financial Life Insurance Company ................................................. .. MA..... .......IA........ Commonwealth Annuity and Life Insurance Company .............................................. Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 38-3871599 .. .............. ................ ................................ Five Points Senior Holdco LLC ................... .. DE..... ...... NIA....... Accordia Life and Annuity Company ........... Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... .. 3891 ... Global Atlantic Grp ....................... ..... 91642 .... 06-1016329 .. 1554348 ..... ................ ................................ Forethought Life Insurance Company ............ .. IN..... .......RE........ Commonwealth Annuity and Life Insurance Company .............................................. Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 38-3898658 .. .............. ................ ................................ Global Atlantic (Fin) Company ................... .. DE..... ...... UIP....... Global Atlantic Financial Limited ........... Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 98-1089764 .. .............. ................ ................................ Global Atlantic Financial Group Limited ..... ..BMU..... ...... UIP....... The Global Atlantic Financial Group LLC .. Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 98-1090868 .. 4520225 ..... ................ ................................ Global Atlantic Limited (Delaware) ............ .. DE..... ...... UIP....... Global Atlantic Financial Group Limited .. Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 46-3694412 .. 4520225 ..... ................ ................................ Gotham Issuer, LLC .................................. .. DE..... ...... NIA....... Accordia Life and Annuity Company ........... Ownership......................................90.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 46-3694412 .. 4520225 ..... ................ ................................ Gotham Issuer, LLC .................................. .. DE..... ...... NIA....... Global Atlantic (Fin) Company ................ Ownership......................................10.000 .... KKR & Co. Inc. ............................... ............. ..... ..... .. 3891 ... Global Atlantic Grp ....................... ..... 15333 .... 46-3455515 .. .............. ................ ................................ Gotham Re, Inc. ...................................... .. VT..... .......IA........ Accordia Life and Annuity Company ........... Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 88-1203639 .. 2578101 ..... 1404912 ...... New York Stock Exchange . KKR & Co. Inc. ....................................... .. DE..... ...... UIP....... Board of Directors ................................ Board of Directors.............................. ........ KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... 3958278 ..... 1932162 ...... ................................ KKR Group Co. Inc. .................................. ..CYM..... ...... UIP....... KKR & Co. Inc. ..................................... Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... 1743754 ..... ................ ................................ KKR Group Holdings Corp. .......................... .. DE..... ...... UIP....... KKR Group Co. Inc. ............................... Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 98-0598047 .. 1472698 ..... ................ ................................ KKR Group Partnership L.P. ....................... ..CYM..... ...... UIP....... KKR Group Holdings Corp. ....................... Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 98-1563045 .. 1842456 ..... ................ ................................ KKR Magnolia Holdings LLC ......................... ..CYM..... ...... UIP....... KKR Group Partnership L.P. .................... Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 04-6145677 .. .............. ................ ................................ NAV Solar Holdco LLC ................................ .. DE..... ...... NIA....... Commonwealth Annuity and Life Insurance Company .............................................. Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 88-2112299 .. .............. ................ ................................ Panamint Power LLC .................................. .. DE..... ...... NIA....... Forethought Life Insurance Company .......... Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 95-2496321 .. .............. ................ ................................ Tapioca View, LLC ................................... .. DE..... ...... NIA....... Accordia Life and Annuity Company ........... Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 98-1089764 .. 4520225 ..... ................ ................................ The Global Atlantic Financial Group LLC ..... ..BMU..... ...... UIP....... KKR Magnolia Holdings LLC ...................... Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 98-1090854 .. .............. ................ ................................ EXL Solar HoldCo, LLC .............................. .. DE..... ...... NIA....... Global Atlantic Re Limited .................... Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 98-1452583 .. .............. ................ ................................ Global Atlantic Assurance Limited .............. ..BMU..... .......IA........ Global Atlantic Re Limited .................... Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 98-1529928 .. .............. ................ ................................ Global Atlantic Financial Company Bermuda Limited ................................................. ..BMU..... ...... NIA....... Global Atlantic Limited (Delaware) ......... Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 98-1090854 .. .............. ................ ................................ Global Atlantic Re Limited ....................... ..BMU..... .......IA........ Global Atlantic Limited (Delaware) ......... Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 88-1979352 .. .............. ................ ................................ Stellar Renewable Power LLC ...................... .. DE..... ...... NIA....... Global Atlantic Re Limited .................... Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ Solis LLC .............................................. .. DE..... ...... NIA....... Forethought Life Insurance Company .......... Ownership......................................25.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ Solis LLC .............................................. .. DE..... ...... NIA....... Third Party Investors ........................... Ownership......................................75.000 .... ------ .......................................... ............. ..... ..... ..... ...... ................................................. ......... ........ 84-3588586 .. .............. ................ ................................ Parasol Renewable Energy LLC ..................... .. DE..... ...... NIA....... Global Atlantic Re Limited .................... Ownership......................................20.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 84-3588586 .. .............. ................ ................................ Parasol Renewable Energy LLC ..................... .. DE..... ...... NIA....... Solis LLC ............................................ Ownership......................................80.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 86-1607307 .. .............. ................ ................................ ACX Prop II, LLC ..................................... .. DE..... ...... NIA....... Global Atlantic (Fin) Company ................ Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 87-2335032 .. .............. ................ ................................ ACX Prop III, LLC ................................... .. DE..... ...... NIA....... Global Atlantic (Fin) Company ................ Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 87-3631476 .. .............. ................ ................................ ACX Prop IV-A, LLC .................................. .. DE..... ...... NIA....... Global Atlantic (Fin) Company ................ Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 88-0561068 .. .............. ................ ................................ ACX Prop IV-B, LLC .................................. .. DE..... ...... NIA....... Global Atlantic (Fin) Company ................ Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 82-3508436 .. .............. ................ ................................ Atlanta Asset Holdings LLC ....................... .. DE..... ...... NIA....... Infinity Transportation Equipment Leasing, LLC .................................................... Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ Atlantic Yards Owner LLC .......................... .. DE..... ...... NIA....... GA - Sunbelt Office Holdco LLC ............... Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 88-1026854 .. .............. ................ ................................ KSQR 2023-1 LLC ...................................... .. DE..... ...... NIA....... Global Atlantic Equipment Management, LLC Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 86-2857451 .. .............. ................ ................................ CDNL 2021-1 LLC ...................................... .. DE..... ...... NIA....... Global Atlantic Equipment Management, LLC Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ Denver Owner LLC ..................................... .. DE..... ...... NIA....... GA - Industrial Holdco LLC .................... Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ Drawbridge B1, LLC .................................. .. DE..... ...... NIA....... Drawbridge Holdings 1, LLC ..................... Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ Drawbridge B2, LLC .................................. .. DE..... ...... NIA....... Drawbridge Holdings 2, LLC ..................... Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... .....

ANNUAL STATEMENT FOR THE YEAR 2024 OF THE Forethought Life Insurance Company SCHEDULE Y PART 1A - DETAIL OF INSURANCE HOLDING COMPANY SYSTEM 1 Group Code 2 Group Name 3 NAIC Company Code 4 ID Number 5 Federal RSSD 6 CIK 7 Name of Securities Exchange if Publicly Traded (U.S. or International) 8 Names of Parent, Subsidiaries Or Affiliates 9 Domi-ciliary Loca-tion 10 Relation-ship to Reporting Entity 11 Directly Controlled by (Name of Entity/Person) 12 Type of Control (Ownership, Board, Management, Attorney-in-Fact, Influence, Other) 13 If Control is Owner-ship Provide Percen-tage 14 Ultimate Controlling Entity(ies)/Person(s) 15 Is an SCA Filing Re-quired? (Yes/No) 16 * ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ Drawbridge B3, LLC .................................. .. DE..... ...... NIA....... Drawbridge Holdings 3, LLC ..................... Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ Drawbridge B4, LLC .................................. .. DE..... ...... NIA....... Drawbridge Holdings 1, LLC ..................... Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ Drawbridge B7, LLC .................................. .. DE..... ...... NIA....... Drawbridge Holdings 1, LLC ..................... Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ Drawbridge B9, LLC .................................. .. DE..... ...... NIA....... Drawbridge Holdings 3, LLC ..................... Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 88-0937290 .. .............. ................ ................................ Drawbridge Feeder, LLC ............................. .. DE..... ...... NIA....... Drawbridge MB1, LLC .............................. Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 88-0937290 .. .............. ................ ................................ Drawbridge Feeder, LLC ............................. .. DE..... ...... NIA....... Drawbridge MB2, LLC .............................. Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 88-0937290 .. .............. ................ ................................ Drawbridge Feeder, LLC ............................. .. DE..... ...... NIA....... Drawbridge MB3, LLC .............................. Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 87-3802448 .. .............. ................ ................................ Drawbridge Holdings 1, LLC ....................... .. DE..... ...... NIA....... Drawbridge Feeder, LLC .......................... Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 61-1580298 .. .............. ................ ................................ Drawbridge Holdings 2, LLC ....................... .. DE..... ...... NIA....... Drawbridge Feeder, LLC .......................... Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 87-3802777 .. .............. ................ ................................ Drawbridge Holdings 3, LLC ....................... .. DE..... ...... NIA....... Drawbridge Feeder, LLC .......................... Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ Drawbridge MB1, LLC ................................. .. DE..... ...... NIA....... Global Atlantic (Fin) Company ................ Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ Drawbridge MB2, LLC ................................. .. DE..... ...... NIA....... Global Atlantic (Fin) Company ................ Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ Drawbridge MB3, LLC ................................. .. DE..... ...... NIA....... Global Atlantic (Fin) Company ................ Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 86-2361267 .. .............. ................ ................................ Dublin Asset Holdings 2 LLC ...................... .. DE..... ...... NIA....... Global Atlantic Equipment Management, LLC Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 87-2316184 .. .............. ................ ................................ Dublin Asset Holdings 3, LLC ..................... .. DE..... ...... NIA....... Global Atlantic Equipment Management, LLC Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 82-3508100 .. .............. ................ ................................ Dublin Asset Holdings LLC ......................... .. DE..... ...... NIA....... Global Atlantic Equipment Management, LLC Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 87-3023750 .. .............. ................ ................................ Emporium Holdco, Inc. .............................. .. DE..... ...... NIA....... Global Atlantic (Fin) Company ................ Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 87-3058805 .. .............. ................ ................................ eRESI Holdings Inc. ................................. .. DE..... ...... NIA....... Global Atlantic (Fin) Company ................ Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 86-2871839 .. .............. ................ ................................ FLCN 2022-1 LLC ...................................... .. DE..... ...... NIA....... Global Atlantic Equipment Management, LLC Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 35-1815415 .. .............. ................ ................................ ForeLife Agency, Inc. .............................. .. IN..... ...... NIA....... Global Atlantic (Fin) Company ................ Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 92-1413949 .. .............. ................ ................................ GA - Industrial Holdco LLC ....................... .. DE..... ...... NIA....... Global Atlantic Financial Company ........... Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 38-3898658 .. .............. ................ ................................ GA - Sunbelt Office Holdco LLC .................. .. DE..... ...... NIA....... Global Atlantic Financial Company ........... Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 13-3896487 .. .............. ................ ................................ GA Risk Advisors, Inc. ............................. .. DE..... ...... NIA....... Global Atlantic (Fin) Company ................ Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 20-3944031 .. .............. ................ ................................ Global Atlantic Distributors, LLC ............. .. DE..... ...... NIA....... Global Atlantic (Fin) Company ................ Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 81-3323212 .. .............. ................ ................................ Global Atlantic Equipment Management, LLC ... .. DE..... ...... NIA....... Global Atlantic (Fin) Company ................ Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 38-3898658 .. .............. ................ ................................ Global Atlantic Insurance Network LLC ........ .. DE..... ...... NIA....... Global Atlantic (Fin) Company ................ Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 35-1960899 .. .............. ................ ................................ Global Atlantic Investment Advisors, LLC .... .. IN..... ...... NIA....... Global Atlantic (Fin) Company ................ Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 13-3896700 .. .............. ................ ................................ Global Atlantic Risk Advisors, L.P. ........... .. DE..... ...... NIA....... Global Atlantic (Fin) Company ................ Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 84-4227992 .. .............. ................ ................................ Infinity Asset Holdings 2020 LLC ............... .. DE..... ...... NIA....... Infinity Transportation Equipment Leasing, LLC .................................................... Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 84-3127337 .. .............. ................ ................................ Infinity LD Asset Holdings LLC .................. .. DE..... ...... NIA....... Infinity Transportation Equipment Leasing, LLC .................................................... Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 86-3445068 .. .............. ................ ................................ Infinity Transportation Equipment Leasing, LLC ....................................................... .. DE..... ...... NIA....... Global Atlantic (Fin) Company ................ Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 87-3496842 .. .............. ................ ................................ KPBN 2022-1 LLC ...................................... .. DE..... ...... NIA....... Infinity Transportation Equipment Leasing, LLC .................................................... Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 92-1077691 .. .............. ................ ................................ WABW 2023 LLC ......................................... .. DE..... ...... NIA....... Infinity Transportation Equipment Leasing, LLC .................................................... Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ MCH SFR Equity Owner 4, LLC ...................... .. DE..... ...... NIA....... MCH SFR HoldCo 4, LLC ........................... Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 88-3108777 .. .............. ................ ................................ MCH SFR HoldCo 4, LLC .............................. .. DE..... ...... NIA....... MCH SFR Parent 4, LLC ........................... Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 87-4783067 .. .............. ................ ................................ MCH SFR Parent 4, LLC .............................. .. DE..... ...... NIA....... Global Atlantic (Fin) Company ................ Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 92-1402466 .. .............. ................ ................................ Tampa Owner LLC ...................................... .. DE..... ...... NIA....... GA - Industrial Holdco LLC .................... Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 90-0928452 .. .............. ................ ................................ Global Atlantic Financial Company ............. .. DE..... ...... NIA....... Global Atlantic (Fin) Company ................ Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 85-0526287 .. .............. ................ ................................ AIMXL 2018-1 LLC ..................................... .. DE..... ...... NIA....... Global Atlantic Financial Company ........... Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 98-1307202 .. .............. ................ ................................ Blue Eagle 2016-1, Ltd. ........................... ..CYM..... ...... NIA....... Global Atlantic Financial Company ........... Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 83-3851887 .. .............. ................ ................................ TBDX 2018-1, LLC ..................................... .. DE..... ...... NIA....... Global Atlantic Financial Company ........... Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ WALR 2019-1, Ltd. ................................... ..CYM..... ...... NIA....... Global Atlantic Financial Company ........... Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 85-0498393 .. .............. ................ ................................ JAYP 2020-1A LLC ..................................... .. DE..... ...... NIA....... Global Atlantic Financial Company ........... Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 85-0506156 .. .............. ................ ................................ PICO 2020-1B LLC ..................................... .. DE..... ...... NIA....... Global Atlantic Financial Company ........... Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 98-1618000 .. .............. ................ ................................ Blue Eagle 2020-2A, Ltd. .......................... ..CYM..... ...... NIA....... Global Atlantic Financial Company ........... Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... .....

ANNUAL STATEMENT FOR THE YEAR 2024 OF THE Forethought Life Insurance Company SCHEDULE Y PART 1A - DETAIL OF INSURANCE HOLDING COMPANY SYSTEM 1 Group Code 2 Group Name 3 NAIC Company Code 4 ID Number 5 Federal RSSD 6 CIK 7 Name of Securities Exchange if Publicly Traded (U.S. or International) 8 Names of Parent, Subsidiaries Or Affiliates 9 Domi-ciliary Loca-tion 10 Relation-ship to Reporting Entity 11 Directly Controlled by (Name of Entity/Person) 12 Type of Control (Ownership, Board, Management, Attorney-in-Fact, Influence, Other) 13 If Control is Owner-ship Provide Percen-tage 14 Ultimate Controlling Entity(ies)/Person(s) 15 Is an SCA Filing Re-quired? (Yes/No) 16 * ..... ...... ................................................. ......... ........ 30-1278256 .. .............. ................ ................................ Blue Eagle 2020-3A LLC ............................. .. DE..... ...... NIA....... Global Atlantic Financial Company ........... Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 86-1185033 .. .............. ................ ................................ Blue Eagle 2021-1A LLC ............................. .. DE..... ...... NIA....... Global Atlantic Financial Company ........... Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 86-1215896 .. .............. ................ ................................ Blue Eagle 2021-1B LLC ............................. .. DE..... ...... NIA....... Global Atlantic Financial Company ........... Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 86-1247520 .. .............. ................ ................................ Blue Eagle 2021-1C LLC ............................. .. DE..... ...... NIA....... Global Atlantic Financial Company ........... Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 86-1276982 .. .............. ................ ................................ Blue Eagle 2021-1D LLC ............................. .. DE..... ...... NIA....... Global Atlantic Financial Company ........... Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 87-1039701 .. .............. ................ ................................ Blue Eagle 2021-1E LLC ............................. .. DE..... ...... NIA....... Global Atlantic Financial Company ........... Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 87-1051951 .. .............. ................ ................................ Blue Eagle 2021-1F LLC ............................. .. DE..... ...... NIA....... Global Atlantic Financial Company ........... Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 87-1083548 .. .............. ................ ................................ Blue Eagle 2021-1G LLC ............................. .. DE..... ...... NIA....... Global Atlantic Financial Company ........... Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 87-1103117 .. .............. ................ ................................ Blue Eagle 2021-1H LLC ............................. .. DE..... ...... NIA....... Global Atlantic Financial Company ........... Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 86-1833206 .. .............. ................ ................................ Blue Eagle 2021-2A LLC ............................. .. DE..... ...... NIA....... Global Atlantic Financial Company ........... Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 86-1908720 .. .............. ................ ................................ Blue Eagle 2021-3A LLC ............................. .. DE..... ...... NIA....... Global Atlantic Financial Company ........... Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 86-1926397 .. .............. ................ ................................ Blue Eagle 2021-3B LLC ............................. .. DE..... ...... NIA....... Global Atlantic Financial Company ........... Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 98-1650279 .. .............. ................ ................................ Blue Eagle 2021-4A Ltd. ........................... ..CYM..... ...... NIA....... Global Atlantic Financial Company ........... Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 86-1867464 .. .............. ................ ................................ Blue Eagle 2021-4B LLC ............................. .. DE..... ...... NIA....... Global Atlantic Financial Company ........... Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 87-3855255 .. .............. ................ ................................ Blue Eagle 2022-1A LLC ............................. .. DE..... ...... NIA....... Global Atlantic Financial Company ........... Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 87-3855455 .. .............. ................ ................................ Blue Eagle 2022-1B LLC ............................. .. DE..... ...... NIA....... Global Atlantic Financial Company ........... Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 87-3876861 .. .............. ................ ................................ Blue Eagle 2022-1C LLC ............................. .. DE..... ...... NIA....... Global Atlantic Financial Company ........... Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 87-3877027 .. .............. ................ ................................ Blue Eagle 2022-1D LLC ............................. .. DE..... ...... NIA....... Global Atlantic Financial Company ........... Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 88-2368056 .. .............. ................ ................................ HECR 2022-1E LLC ..................................... .. DE..... ...... NIA....... Global Atlantic Financial Company ........... Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 88-2395708 .. .............. ................ ................................ DMAZ 2022-1F LLC ..................................... .. DE..... ...... NIA....... Global Atlantic Financial Company ........... Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 98-1669070 .. .............. ................ ................................ Blue Eagle FundingCo 1, Ltd. ..................... ..CYM..... ...... NIA....... Global Atlantic Financial Company ........... Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 87-1240026 .. .............. ................ ................................ GALT Trust 2021-1 ................................... .. DE..... ...... NIA....... Global Atlantic Financial Company ........... Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 86-2409460 .. .............. ................ ................................ GSHLT Trust 2021-A .................................. .. DE..... ...... NIA....... Global Atlantic Financial Company ........... Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 87-2827474 .. .............. ................ ................................ GSHLT Trust 2021-B .................................. .. DE..... ...... NIA....... Global Atlantic Financial Company ........... Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 85-3158152 .. .............. ................ ................................ HILT Trust 2020-A ................................... .. DE..... ...... NIA....... Global Atlantic Financial Company ........... Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 86-2750470 .. .............. ................ ................................ HIMT Trust 2021-A ................................... .. DE..... ...... NIA....... Global Atlantic Financial Company ........... Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 86-2028644 .. .............. ................ ................................ HNREF 2018-1 LLC ..................................... .. DE..... ...... NIA....... Global Atlantic Financial Company ........... Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ LENDSL Trust 2018- A ............................... .. DE..... ...... NIA....... Global Atlantic Financial Company ........... Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 85-1772188 .. .............. ................ ................................ MACT Trust 2019-1 ................................... .. DE..... ...... NIA....... Global Atlantic Financial Company ........... Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 85-3686210 .. .............. ................ ................................ MOST Trust 2020-1 ................................... .. DE..... ...... NIA....... Global Atlantic Financial Company ........... Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 84-4568438 .. .............. ................ ................................ SERVHL Trust 2019-1 ................................. .. DE..... ...... NIA....... Global Atlantic Financial Company ........... Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 88-0867231 .. .............. ................ ................................ SET Trust 2022-1 LLC ............................... .. DE..... ...... NIA....... Global Atlantic Financial Company ........... Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 84-3988321 .. .............. ................ ................................ SFSL Trust 2019-A ................................... .. DE..... ...... NIA....... Global Atlantic Financial Company ........... Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 84-4665609 .. .............. ................ ................................ SLMSL Trust 2020-1 .................................. .. DE..... ...... NIA....... Global Atlantic Financial Company ........... Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 84-4685585 .. .............. ................ ................................ SLMSL Trust 2020-2 .................................. .. DE..... ...... NIA....... Global Atlantic Financial Company ........... Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 86-2737921 .. .............. ................ ................................ SOMT Trust 2021-1 ................................... .. DE..... ...... NIA....... Global Atlantic Financial Company ........... Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ SPHRX 2018-1 LLC ..................................... .. DE..... ...... NIA....... Global Atlantic Financial Company ........... Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ GSPWC 2023 LLC ....................................... .. DE..... ...... NIA....... Global Atlantic Financial Company ........... Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ RNTSP LLC .............................................. .. DE..... ...... NIA....... Global Atlantic Financial Company ........... Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ TOAMS 2017-1 LLC ..................................... .. DE..... ...... NIA....... Global Atlantic Financial Company ........... Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ GSPPR LLC .............................................. .. DE..... ...... NIA....... Global Atlantic Financial Company ........... Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ SPPRE LLC .............................................. .. DE..... ...... NIA....... Global Atlantic Financial Company ........... Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 92-1187937 .. .............. ................ ................................ HAVI 2023-3A LLC ..................................... .. DE..... ...... NIA....... Global Atlantic Financial Company ........... Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 92-1198046 .. .............. ................ ................................ WSTI 2023-3B LLC ..................................... .. DE..... ...... NIA....... Global Atlantic Financial Company ........... Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ 93-4460677 .. .............. ................ ................................ FRHT 2023 LLC ......................................... .. DE..... ...... NIA....... Global Atlantic Financial Company ........... Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ RWINV 2024 LLC ....................................... .. DE..... ...... NIA....... Global Atlantic Financial Company ........... Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ Chevy Chase Plaza Mezzanine LLC ................ .. DE..... ...... NIA....... Commonwealth Annuity and Life Insurance Company .............................................. Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ JGBY Trust 2024-1 ................................... ........... ........ ......... Global Atlantic Financial Company ........... Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... .....

ANNUAL STATEMENT FOR THE YEAR 2024 OF THE Forethought Life Insurance Company SCHEDULE Y PART 1A - DETAIL OF INSURANCE HOLDING COMPANY SYSTEM 1 Group Code 2 Group Name 3 NAIC Company Code 4 ID Number 5 Federal RSSD 6 CIK 7 Name of Securities Exchange if Publicly Traded (U.S. or International) 8 Names of Parent, Subsidiaries Or Affiliates 9 Domi-ciliary Loca-tion 10 Relation-ship to Reporting Entity 11 Directly Controlled by (Name of Entity/Person) 12 Type of Control (Ownership, Board, Management, Attorney-in-Fact, Influence, Other) 13 If Control is Owner-ship Provide Percen-tage 14 Ultimate Controlling Entity(ies)/Person(s) 15 Is an SCA Filing Re-quired? (Yes/No) 16 * ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ 6101 W Centinela Mezzanine LLC .................. .. DE..... ........ ......... Forethought Life Insurance Company .......... Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ 6101 W Centinela Owner LLC ....................... .. DE..... ........ ......... 6101 W Centinela Mezzanine LLC ............... Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ BNA Mezz LLC .......................................... .. DE..... ........ ......... GA - Industrial Holdco LLC .................... Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ BNA Owner LLC ......................................... .. DE..... ........ ......... BNA Mezz LLC ....................................... Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ Chevy Chase Plaza Owner LLC ...................... .. DE..... ........ ......... Chevy Chase Plaza Mezzanine LLC ............. Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ GA Partner Solutions LLC .......................... ........... ........ ......... GA Partner Solutions Holding Company LLC . Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ GA Iris LLC ............................................ ........... ........ ......... GA Partner Solutions LLC ....................... Ownership......................................30.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ GA Iris LLC ............................................ ........... ........ ......... Third Party Investors ........................... Ownership......................................70.000 .... ------ .......................................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ GA Iris FinCo LLC ................................... .. DE..... ........ ......... GA Iris LLC ......................................... Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ GA Iris Re Limited .................................. ........... .......IA........ GA Iris FinCo LLC ................................. Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ CRTBS 2024 LLC ....................................... .. DE..... ........ ......... Commonwealth Annuity and Life Insurance Company .............................................. Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ Hatteras Mezzanine LLC ............................. .. DE..... ........ ......... Global Atlantic Financial Company ........... Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ Garland Mezz LLC ..................................... .. DE..... ........ ......... GA - Industrial Holdco LLC .................... Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ Garland Owner LLC ................................... .. DE..... ........ ......... Garland Mezz LLC .................................. Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ GA 350 Ellis Member LLC ........................... .. DE..... ........ ......... Forethought Life Insurance Company .......... Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ Two Pine Mezzanine LLC ............................. .. DE..... ........ ......... Forethought Life Insurance Company .......... Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ Two Pine Owner LLC .................................. .. DE..... ........ ......... Two Pine Mezzanine LLC .......................... Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ GA 330 Yale Member LLC ............................. .. DE..... ........ ......... Forethought Life Insurance Company .......... Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ KRE Catalyst Acquisitions LLC ................... .. DE..... ........ ......... Global Atlantic Financial Company ........... Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ KRE Catalyst Valdok I Mezz LLC .................. .. DE..... ........ ......... KRE Catalyst Acquisitions LLC ................ Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ KRE Catalyst Valdok I Owner LLC ................ .. DE..... ........ ......... KRE Catalyst Valdok I Mezz LLC ............... Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ KRE Catalyst Valdok II Mezz L.P. ............... .. DE..... ........ ......... KRE Catalyst Acquisitions LLC ................ Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ KRE Catalyst Valdok II Owner L.P. ............. .. DE..... ........ ......... KRE Catalyst Valdok II Mezz L.P. ............ Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ KRE Catalyst Novo Mezz L.P. ...................... .. DE..... ........ ......... KRE Catalyst Acquisitions LLC ................ Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ KRE Catalyst Novo Owner L.P. .................... .. DE..... ........ ......... KRE Catalyst Novo Mezz L.P. ................... Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ KRE Catalyst Palmera Mezz L.P. .................. .. DE..... ........ ......... KRE Catalyst Acquisitions LLC ................ Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ KRE Catalyst Palmera Owner L.P. ................ .. DE..... ........ ......... KRE Catalyst Palmera Mezz L.P. ............... Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ KRE Catalyst Aya Mezz L.P. ....................... .. DE..... ........ ......... KRE Catalyst Acquisitions LLC ................ Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ KRE Catalyst Aya Owner L.P. ...................... .. DE..... ........ ......... KRE Catalyst Aya Mezz L.P. .................... Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ KRE Catalyst Malbec Mezz LLC .................... .. DE..... ........ ......... KRE Catalyst Acquisitions LLC ................ Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ KRE Catalyst Malbec Owner LLC ................... .. DE..... ........ ......... KRE Catalyst Malbec Mezz LLC ................. Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ KRE Catalyst Ellis Mezz L.P. .................... .. DE..... ........ ......... KRE Catalyst Acquisitions LLC ................ Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ KRE Catalyst Ellis Owner L.P. ................... .. DE..... ........ ......... KRE Catalyst Ellis Mezz L.P. ................. Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ KRE Catalyst Core Mezz LLC ....................... .. DE..... ........ ......... KRE Catalyst Acquisitions LLC ................ Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ KRE Catalyst Core Owner LLC ...................... .. DE..... ........ ......... KRE Catalyst Core Mezz LLC .................... Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ KRE Catalyst Marisol Mezz L.P. .................. .. DE..... ........ ......... KRE Catalyst Acquisitions LLC ................ Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ KRE Catalyst Marisol Owner L.P. ................ .. DE..... ........ ......... KRE Catalyst Marisol Mezz L.P. ............... Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ KRE Catalyst Gentry Mezz L.P. ................... .. DE..... ........ ......... KRE Catalyst Acquisitions LLC ................ Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ KRE Catalyst Gentry Owner L.P. .................. .. DE..... ........ ......... KRE Catalyst Gentry Mezz L.P. ................ Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ KRE Catalyst Madison Mezz LLC ................... .. DE..... ........ ......... KRE Catalyst Acquisitions LLC ................ Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ KRE Catalyst Madison Owner LLC .................. .. DE..... ........ ......... KRE Catalyst Madison Mezz LLC ................ Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ KRE Catalyst Cap650 Mezz LLC .................... .. DE..... ........ ......... KRE Catalyst Acquisitions LLC ................ Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ KRE Catalyst Cap650 Owner LLC ................... .. DE..... ........ ......... KRE Catalyst Cap650 Mezz LLC ................. Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ KRE Catalyst The 23 Mezz LLC .................... .. DE..... ........ ......... KRE Catalyst Acquisitions LLC ................ Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ KRE Catalyst The 23 Owner LLC ................... .. DE..... ........ ......... KRE Catalyst The 23 Mezz LLC ................. Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ KRE Catalyst Whitney Mezz LLC ................... .. DE..... ........ ......... KRE Catalyst Acquisitions LLC ................ Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ KRE Catalyst Whitney Owner LLC .................. .. DE..... ........ ......... KRE Catalyst Whitney Mezz LLC ................ Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ KRE Catalyst Bower Mezz L.P. .................... .. DE..... ........ ......... KRE Catalyst Acquisitions LLC ................ Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... .....

ANNUAL STATEMENT FOR THE YEAR 2024 OF THE Forethought Life Insurance Company SCHEDULE Y PART 1A - DETAIL OF INSURANCE HOLDING COMPANY SYSTEM 1 Group Code 2 Group Name 3 NAIC Company Code 4 ID Number 5 Federal RSSD 6 CIK 7 Name of Securities Exchange if Publicly Traded (U.S. or International) 8 Names of Parent, Subsidiaries Or Affiliates 9 Domi-ciliary Loca-tion 10 Relation-ship to Reporting Entity 11 Directly Controlled by (Name of Entity/Person) 12 Type of Control (Ownership, Board, Management, Attorney-in-Fact, Influence, Other) 13 If Control is Owner-ship Provide Percen-tage 14 Ultimate Controlling Entity(ies)/Person(s) 15 Is an SCA Filing Re-quired? (Yes/No) 16 * ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ KRE Catalyst Bower Owner L.P. ................... .. DE..... ........ ......... KRE Catalyst Bower Mezz L.P. .................. Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ KRE Catalyst Luma Mezz LLC ....................... .. DE..... ........ ......... KRE Catalyst Acquisitions LLC ................ Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ KRE Catalyst Luma Owner LLC ...................... .. DE..... ........ ......... KRE Catalyst Luma Mezz LLC .................... Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ KRE Catalyst Vireo Mezz L.P. .................... .. DE..... ........ ......... KRE Catalyst Acquisitions LLC ................ Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ KRE Catalyst Vireo Owner L.P. ................... .. DE..... ........ ......... KRE Catalyst Vireo Mezz L.P. .................. Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ KRE Catalyst Lively Mezz L.P. ................... .. DE..... ........ ......... KRE Catalyst Acquisitions LLC ................ Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ KRE Catalyst Lively Owner L.P. .................. .. DE..... ........ ......... KRE Catalyst Lively Mezz L.P. ................ Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ Park 890 Mezz V LLC ................................. .. DE..... ........ ......... GA - Industrial Holdco LLC .................... Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ Park 890 Owner V LLC ............................... .. DE..... ........ ......... Park 890 Mezz V LLC .............................. Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ GA Global Solutions LLC ........................... .. DE..... ........ ......... Global Atlantic Limited (Delaware) ......... Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ Bayport Mezz LLC ..................................... .. DE..... ........ ......... GA - Industrial Holdco LLC .................... Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ Bayport Owner LLC ................................... .. DE..... ........ ......... Bayport Mezz LLC .................................. Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ Auburn Owner LLC ..................................... .. DE..... ........ ......... Webster Mezz I LLC ............................... Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ Blue Grass Owner I LLC ............................. .. DE..... ........ ......... Webster Mezz I LLC ............................... Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ Deptford Owner LLC .................................. .. DE..... ........ ......... Global Atlantic (Fin) Company ................ Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ Gravel Springs Owner LLC .......................... .. DE..... ........ ......... Webster Mezz I LLC ............................... Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ Kato Owner LLC ........................................ .. DE..... ........ ......... Webster Mezz I LLC ............................... Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ Mantua Grove Owner LLC ............................. .. DE..... ........ ......... Webster Mezz II LLC .............................. Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ Mantua Grove REIT LLC .............................. .. DE..... ........ ......... Deptford Owner LLC ............................... Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ Westampton Owner LLC ............................... .. DE..... ........ ......... Webster Mezz I LLC ............................... Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ Webster Mezz I LLC .................................. .. DE..... ........ ......... GA - Industrial Holdco LLC .................... Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ Webster Mezz II LLC ................................. .. DE..... ........ ......... Mantua Grove REIT LLC ........................... Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ Blue Grass Mezz II LLC ............................. .. DE..... ........ ......... GA - Industrial Holdco LLC .................... Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ Blue Grass Owner II LLC ........................... .. DE..... ........ ......... Blue Grass Mezz II LLC .......................... Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ DRBG II MB1, LLC ..................................... .. DE..... ........ ......... Global Atlantic (Fin) Company ................ Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ DRBG II Feeder, LLC ................................. .. DE..... ........ ......... DRBG II MB1, LLC .................................. Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ DRBG II Holdings, LLC .............................. .. DE..... ........ ......... DRBG II Feeder, LLC .............................. Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ DRBG II B1, LLC ...................................... .. DE..... ........ ......... DRBG II Holdings, LLC ........................... Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ DRBG Arboretum Gateway, LLC ...................... .. DE..... ........ ......... DRBG II B1, LLC ................................... Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ SBKR 2024-1, LLC ..................................... .. DE..... ........ ......... Infinity Transportation Equipment Leasing, LLC .................................................... Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ GA Partner Solutions Holding Company LLC .... .. DE..... ........ ......... Global Atlantic Limited (Delaware) ......... Ownership..................................... 100.000 ... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ ZPLN Trust 2024-1 ................................... .. DE..... ........ ......... Global Atlantic Financial Company ........... Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ RUPH Trust 2024-1 ................................... .. DE..... ........ ......... Global Atlantic Financial Company ........... Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... ..... ..... ...... ................................................. ......... ........ ............... .............. ................ ................................ MRTN 2024-1, LLC ..................................... .. DE..... ........ ......... Global Atlantic Equipment Management, LLC Management..................................... 0.000 .... KKR & Co. Inc. ............................... ............. ..... .....

ITEM 30. INDEMNIFICATION

The Company may indemnify any person who is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise against expenses reasonably incurred by such person in connection with the defense of any action, suit or proceeding, civil or criminal, in which he is made or threatened to be made, a party by reason of being or having been in any such capacity, or arising out of his status as such, except in relation to matters as to which he is adjudged in such action, suit or proceeding, civil or criminal, to be liable for negligence or misconduct in the performance of duty to the Company; provided however, that such indemnification shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any provision of the Articles of Incorporation, By-Laws, resolution, or other authorization heretofore or hereafter adopted, after notice by a majority vote of all the voting shares then issued and outstanding.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. PRINCIPAL UNDERWRITER

(a)	Global Atlantic Distributors, LLC acts as principal underwriter for the following investment companies:

Forethought Life Insurance Company

●  Forethought Life Insurance Company Separate Account A

Forethought Variable Insurance Trust

Commonwealth Annuity and Life Insurance Company

●  Commonwealth Annuity Separate Account A, Commonwealth Select Separate Account, Commonwealth Select Separate Account II, Commonwealth Select Account III, Fulcrum Separate Account, Fulcrum Variable Life Separate Account, Group VEL Account, Inheiritage Account, Separate Account FUVUL, Separate Account IMO, Separate Account KG, Separate Account KGC, Separate Account SPL-D, Separate Account VA-A, Separate Account VA-B, Separate Account VA-C, Separate Accounts DEF, Separate Account VA-G, Separate Account VA-H, Separate Account VA-K, Separate Account VA-P, VEL Account, VEL II Account, and VEL Account III of Commonwealth Annuity & Life Insurance Co

First Allmerica Financial Life Insurance Company

●  Allmerica Select Separate Account, Allmerica Select Separate Account II, Commonwealth Select Separate Account, Fulcrum Separate Account, Group VEL Account, Inheiritage Account, Separate Account IMO, Separate Account I, Separate Account KG, Separate Account KGC, Separate Account SPVL, Separate Account VA-K, Separate Account VA-P, VEL II Account of First Allmerica Financial Life Insurance Co

(b)	Managers and Officers of Global Atlantic Distributors, LLC

NAME	POSITION
Robert M. Arena, Jr.	President, Manager (Chairman)
William Moorcroft	Chief Compliance Officer
Olga Rip	Chief Financial Officer
Samuel Ramos (2)	General Counsel and Secretary
Kathryn Freund Terry (2)	Assistant Secretary
Sarah M. Patterson	Assistant Secretary
Paula G. Nelson	Head of Strategic Growth and Manager
Michael Paulousky (3)	Treasurer
Justin MacNeil (3)	Assistant Treasurer
Jason Bickler	Managing Director and Designated Licensed Responsible Producer
Kelly Rutherford	Managing Director
Dean Siegel	Senior Vice President
Eric D. Todd (1)	Manager

Unless otherwise indicated, the principal business address of each of the above individuals is One Financial Plaza, 755 Main Street, 24th Floor, Hartford, CT.

(1) 10 West Market Street, Suite 2300, Indianapolis, IN 46204

(2) 30 Hudson Yards, 500 West 33rd Street, New York, NY 10001

(3) 20 Guest Street, Brighton, MA 02135

(c)	Commissions received by Global Atlantic Distributors, LLC with respect to all variable annuities issued by Forethought Life Insurance Company during 2024.

Name of Principal Underwriter	Net Underwriting Discounts and Commissions		Compensation on Redemption	Brokerage Commissions	Compensation
Global Atlantic Distributors, LLC	$11,579,196	*	$0	$0	$0

* Global Atlantic Distributors, LLC in its role as Principal Underwriter, did not receive, and therefore did not retain any underwriting commissions for the fiscal year ended December 31, 2024 with regard to the Contracts.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by Forethought Life Insurance Company at One Financial Plaza, 755 Main Street, 24th Floor, Hartford, CT 06103.

ITEM 33. MANAGEMENT SERVICES

All management contracts are discussed in Part A and Part B of this Registration Statement.

ITEM 34. FEE representation

Forethought Life Insurance Company hereby represents that the aggregate fees and charges under the Contract are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Forethought Life Insurance Company.

The Registrant is relying on the no-action letter issued by the Division of Investment Management to American Counsel of Life Insurance, Ref. No. IP-6-88, November 28, 1988. The Registrant has complied with conditions one through four of the no-action letter.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Hartford and State of Connecticut on this 17th day of April, 2025.

FORETHOUGHT LIFE INSURANCE COMPANY - SEPARATE ACCOUNT A
(Registrant)

By:	Brian Korbesmeyer	*By:	/s/ Sarah M. Patterson
	Brian Korbesmeyer		Sarah M. Patterson
	Chief Financial Officer* (principal financial and accounting officer)		Attorney-in-Fact

FORETHOUGHT LIFE INSURANCE COMPANY
(Depositor)

By:	Brian Korbesmeyer
Brian Korbesmeyer
Chief Financial Officer* (principal financial and accounting officer)

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons and in the capacity and on the date indicated.

Brian Korbesmeyer, Chief Financial Officer (principal financial and accounting officer)	*By:	/s/ Sarah M. Patterson
Billy Butcher, Director (Chairman) and President (principal executive officer)		Sarah M. Patterson
Robert M. Arena, Jr., Director		Attorney-in-Fact
Jason Kao, Director	Date: April 17, 2025
Emily LeMay, Director and Chief Operations Officer
Manu Sareen, Director
Eric D. Todd, Director, Managing Director, and Chief Product Officer

EXHIBIT INDEX

(h)(5)(c)	Third Amendment to Putnam Participation Agreement.

(k)(1)	Opinion and Consent of Sarah M. Patterson, Managing Director, General Counsel for Individual Markets, and Assistant Secretary.

(l)(1)	Consents of Deloitte & Touche LLP.

99(a)	Brian Korbesmeyer, Chief Financial Officer dated April 1, 2025.

99(b)	Billy Butcher, Director (Chairman) and President dated April 1, 2025.

99(c)	Robert M. Arena, Jr., Director dated April 1, 2025.

99(d)	Jason Kao, Director dated April 1, 2025.

99(e)	Emily LeMay, Director and Chief Operations Officer dated April 3, 2025.

99(f)	Manu Sareen, Director dated April 1, 2025.

99(g)	Eric D. Todd, Director, Managing Director, and Chief Product Officer dated April 1, 2025.